Filed on October 7, 2024
485BPOS	File Nos. 333-255394
Allianz Index Advantage Income ADV®	811-05618
Class ID: C000228689

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4 REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 18	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 647	☒
(Check appropriate box or boxes.)

ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Depositor)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Depositor's Principal Executive Offices) (Zip Code)

(763) 765-7494
(Depositor's Telephone Number, including Area Code)

John P. Hite, Senior Counsel, Associate General Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check the appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on October 29, 2024 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: As soon as practicable after this registration statement becomes effective.
Titles of Securities Being Registered: Individual Flexible Purchase Payment Variable and Index-linked Deferred Annuity Contract

ALLIANZ Index Advantage Income ADV® VARIABLE ANNUITY CONTRACT
Issued by Allianz Life Variable Account B and Allianz Life Insurance Company of North America (Allianz Life, we, us, our)
The variable annuity described in this prospectus is an individual flexible purchase payment index-linked variable deferred annuity contract (Contract). This prospectus describes the Contract between you, the Owner, and Allianz Life. Allianz Life Financial Services, LLC distributes the Contracts.
The Contract allows you to allocate your money (Purchase Payments) and any earnings among the Contract’s investment options, which currently include index-linked investment options (Index Options). The Contract also includes the Variable Option, a subaccount of our Separate Account that invests exclusively in shares of the AZL Government Money Market Fund. However, you cannot allocate Purchase Payments to the Variable Option.
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Index Options. Each Index Option is tied (or linked) to the performance of a specific market Index for a defined time period (Term). Each Index Option has a downside feature that provides limited protection against any negative Index rate of return (Index Return) that may be credited to your investment for a Term. Limited protection from negative Index Returns is provided by the Buffer for the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy; and by the Floor for the Index Guard Strategy. The maximum potential negative Performance Credit is: -90% with a 10% Buffer; -80% with a 20% Buffer; -70% with a 30% Buffer; and -10% with the Floor. Such losses will be greater if you take a withdrawal that is subject to a negative MVA, a negative Daily Adjustment, or a deduction of Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. The Index Protection Strategy with Trigger and Index Protection Strategy with Cap provide 100% protection against negative Index Returns. Each Index Option also has an upside feature that puts an upper limit on positive Index Return that may be credited for a Term. The upper limit on positive Index Return is provided by the Cap for the Index Performance Strategy, Index Guard Strategy, and Index Protection Strategy with Cap; and the Trigger Rate for the Index Dual Precision Strategy, Index Precision Strategy, and Index Protection Strategy with Trigger. The Index Performance Strategy multi-year Term Index Options also have a Participation Rate that may allow you to receive more than the positive Index Return. The Index Protection Strategy with Trigger provides a 0.50% minimum Trigger Rate. The Index Protection Strategy with Cap provides a 0.50% minimum Cap. The Index Dual Precision Strategy 1-year Term Index Options and Index Precision Strategy provide a 3% minimum Trigger Rate. The Index Dual Precision Strategy 3-year Term Index Options provide a 4% minimum Trigger Rate and the 6-year Term Index Options provide an 8% minimum Trigger Rate. The Index Guard Strategy provides a 3% minimum Cap. The Index Performance Strategy 1-year Term Index Options provide a 3% minimum Cap; the 3-year Term Index Options provide a 5% minimum Cap; and the 6-year Term Index Options provide a 10% minimum Cap. Lastly, both the Index Performance Strategy 3-year and 6-year Term Index Options provide a 100% minimum Participation Rate.
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Variable Option. The sole purpose of the Variable Option is to hold Purchase Payments until they are transferred to the Index Options. The Variable Option’s performance is based on the AZL Government Money Market Fund, the underlying fund in which the Variable Option invests.
We expect to add Index Options from time to time. We guarantee that we will always offer a variable investment option under the Contract. We may also discontinue accepting new allocations into a specific Index Option at any time.  The availability of Index Options varies based on the date this Contract was purchased. For specific information regarding the availability of each Index Option, please see the Overview of the Contract section of this prospectus.
Index-linked and variable annuity contracts are complex insurance and investment vehicles. You may lose money, including your principal investment and previously credited earnings. Contract fees and expenses could cause your losses to be greater than the downside protection of the Index Options. Your losses may be significant. This Contract is not intended for someone who is seeking complete protection from downside risk, seeking unlimited investment potential, or expecting to take withdrawals that will not be subject to market value adjustments (MVAs) or Daily Adjustments. Before investing, be sure to ask your Financial Professional about the Contract’s features, benefits, risks, fees and expenses, whether the Contract is appropriate for you based upon your financial situation and objectives, and for a specific recommendation to purchase the Contract. The Contract’s risks are described in Risk Factors on page 26 of this prospectus.
Before the end of an Index Option’s Term, if you take any type of withdrawal, execute the Performance Lock feature, begin Income Payments or Annuity Payments, or if we pay a death benefit or deduct a fee or expense, we base the transaction on the interim value of your Index Option investment, which includes the Daily Adjustment. The Daily Adjustment fluctuates daily. With the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, the Daily Adjustment can be positive or negative. In extreme

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

circumstances, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The maximum potential loss from a negative Daily Adjustment is: -99% for the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy; and -35% for the Index Guard Strategy. Although with the Index Protection Strategy with Trigger and Index Protection Strategy with Cap the Daily Adjustment cannot be negative, deductions of Contract fees and expenses could cause you to lose principal and previously credited earnings. The Daily Adjustment could reflect significantly less gain, or more loss than we would apply to an Index Option at the end of a Term. Such losses will be greater if you take a withdrawal that is subject to a negative MVA, or a deduction of Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. If you have Index Options with different Term End Dates, there may be no time that any such transaction can be performed without the application of at least one Daily Adjustment.
A MVA also applies if you take a withdrawal, begin Income Payments or Annuity Payments, or we pay a death benefit within seven years after we apply a Purchase Payment to an Index Option (i.e., after we establish an Annual Contribution Amount). A MVA is an increase or decrease to Contract Value based on changes in interest rates from the date we establish an Annual Contribution Amount to the date of the withdrawal or payment.
The Contract includes the Income Benefit which provides lifetime Income Payments for an additional charge. Income Payments are subject to a waiting period and are based on Contract Value, not a guaranteed value. Income Payments may be unavailable or end prematurely if you change ownership or Beneficiary(s). Negative earnings (including negative Performance Credits), withdrawals, and deductions of Contract fees and expenses (including any MVA) may cause Income Payments to be unavailable or end prematurely. You may pay for the Income Benefit without receiving any of its advantages.
We designed the Contract for people who are receiving ongoing investment advice from third-party Financial Professionals who may charge an investment advisory fee for their services. The deduction of this investment advisory fee is in addition to this Contract’s fees and expenses we assess and will reduce your Contract Value, and will therefore have an indirect impact on features, benefits, and guarantees based on Contract Value. As such, if we deduct investment advisory fees on a day other than a Term End Date, we apply the Daily Adjustment (which can be negative) to the Contract Value before deducting these fees. If you authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, the deduction of these investment advisory fees is not subject to a MVA; does not reduce the Annual Contribution Amounts used to determine the MVA, your Guaranteed Death Benefit Value, or Income Payments; and is not subject to income taxes or a 10% additional federal tax for amounts withdrawn before age 59 1∕2. The Contract may not be appropriate if you intend to pay investment advisory fees from an Index Option before the end of its Term. Consult with a tax professional to determine the tax implications of advisory fees for state income tax.
All obligations and guarantees under the Contract, including index-linked returns (Performance Credits), are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength.
Please read this prospectus before investing and keep it for future reference. The prospectus describes all material rights and obligations of purchasers under the Contract. It contains important information about the Contract and Allianz Life that you ought to know before investing including material state variations. Availability of Index Options may vary by financial intermediary. You can obtain information on which Index Options are available to you by calling (800) 624-0197, or from your Financial Professional. This prospectus is not offered in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties, although we will apply the Daily Adjustment if the cancellation occurs after the Index Effective Date. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. If you have an Individual Retirement Annuity Contract, we refund the greater of Purchase Payments less withdrawals, or total Contract Value. You should review this prospectus, or consult with your Financial Professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.
This prospectus is not intended to constitute a suitability recommendation or fiduciary advice.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Additional information about certain investment products, including variable annuities, has been prepared by the Securities & Exchange Commission’s (SEC) staff and is available at www.investor.gov.
Dated: October 29, 2024

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Appendix G – Fund Available Under the Contract	152
Appendix H – Selected Financial Data and Statutory Financial Statements	153
For Service or More Information	Back Cover
Our Service Center	Back Cover

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
Accumulation Phase – the first phase of your Contract before you request Annuity Payments. The Accumulation Phase begins on the Issue Date.
Annual Contribution Amount(s) – the total amount that is subject to a MVA when you take a full or partial withdrawal, begin Annuity Payments, or we pay a death benefit during the MVA period. We establish an Annual Contribution Amount on the Index Effective Date, and we establish additional Annual Contribution Amounts on each subsequent Index Anniversary if you make additional Purchase Payments. We do not reduce Annual Contribution Amounts for deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.
Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract. Your Annuity Date must occur on an Index Anniversary. The earliest available Annuity Date is the second Index Anniversary, and the maximum Annuity Date is either age 90 or age 100 depending on the requirements of the Financial Professional from which you purchased your Contract.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Beneficiary – the person(s) or entity the Owner designates to receive any death benefit, unless otherwise required by the Contract or applicable law.
Buffer – for each Index Option with the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy, this is the negative Index Return that we absorb over the duration of a Term (which can be either one, three, or six years) before applying a negative Performance Credit. We do not apply the Buffer annually on a 3-year or 6-year Term Index Option. The Index Precision Strategy Buffer is 10%, and Index Performance Strategy and Index Dual Precision Strategy Buffers are either 10%, 20%, or 30%. Buffers do not change. There are restrictions on the availability of the Buffers, based on Issue Date, as discussed in “Overview of the Contract – What Are the Phases of the Contract?”.
Business Day – each day on which the New York Stock Exchange is open for trading. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Cap – for any Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, or Index Guard Strategy, this is the upper limit on positive Index performance after application of any Participation Rate over the duration of a Term (which can be either one, three, or six years) and the maximum potential Performance Credit for an Index Option. We do not apply the Cap annually on a 3-year or 6-year Term Index Option. On each Term Start Date, we set a Cap for each Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, and Index Guard Strategy. The Caps applicable to your Contract are shown on the Index Options Statement.
Cash Value – the amount available upon surrender (full withdrawal), and it’s one of the values available if you annuitize the Contract, or when we pay a death benefit. It is the Contract Value (including any Daily Adjustment) less any final product and rider fees and contract maintenance charge, and increased or decreased for any MVA.
Charge Base – the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take (including any MVA) and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. All withdrawals you take reduce the Charge Base, even MVA-Free Withdrawals. We use the Charge Base to determine the next product and rider fees we deduct.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus. The Contract may also be referred to as a registered index-linked annuity, or “RILA”.
Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.
Contract Value – the current value of the Purchase Payments you invest. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. Variable Account Value fluctuates each Business Day that money is held in the Variable Option. Index Option Value is increased or decreased on each Term End Date to reflect Performance Credits, which can be negative with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. A negative Performance Credit means that you can lose principal and previous earnings. The Index Option Values also reflect the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. All withdrawals you take reduce Contract Value dollar for dollar, even MVA-Free Withdrawals. Contract Value is also reduced dollar for dollar for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. However, Contract Value does not reflect future fees and expenses we would apply on surrender. The Cash Value reflects all Contract fees and expenses we would apply on surrender (including any MVA).
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Income Payments as discussed in section 2. Covered Person(s) are based on the Eligible Person(s) and the Income Payment type you select on the Income Benefit Date.
Crediting Method – a method we use to calculate Performance Credits for the Index Options.
Daily Adjustment – how we calculate Index Option Values on days other than the Term Start Date or Term End Date as discussed in section 4, Valuing Your Contract – Daily Adjustment; and Appendix B. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative.
Declared Protection Strategy Credit (DPSC) – as described in Appendix F, this terminology was used for Contracts issued before May 1, 2023, to describe the positive credit you receive on a Term End Date from the Index Protection Strategy with DPSC Index Options if Index performance is zero or positive. DPSC also refers to the rate we set for these Index Options on each Term Start Date. For Contracts issued on or after May 1, 2023, this is called a “Performance Credit” when referring to the credit, and a “Trigger Rate” when referring to the rate.
Determining Life (Lives) – the person(s) designated at Contract issue and named in the Contract on whose life we base the guaranteed Traditional Death Benefit or Maximum Anniversary Value Death Benefit.
Early Reallocation – a feature that allows you to move assets out of a locked Index Option on days other than an Index Anniversary or a Term End Date. Not available to Contracts issued before May 1, 2023, as detailed in Appendix F.
Eligible Person(s) – the person(s) whose age determines each Income Percentage and Income Percentage Increase that we use to calculate the Lifetime Income Percentages and Income Payments, and on whose lifetime we base Income Payments. There are restrictions on who can become an Eligible Person as stated in section 2.
Excess Withdrawal – while you are taking Income Payments, this is the amount of any withdrawal you take during an Income Benefit Year that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. However, we do not consider payments made under our minimum distribution program, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract to be Excess Withdrawals. We treat any portion of a withdrawal you take during the Income Benefit Year that is not an Excess Withdrawal as an Income Payment. Excess Withdrawals reduce your Contract Value, future Income Payments, Guaranteed Death Benefit Value, and may end your Contract. The Income Benefit is discussed in section 10.
Financial Professional – the person who advises you regarding the Contract. A Financial Professional may be a registered representative of a broker-dealer and/or an investment adviser representative of a registered investment adviser. However, we do not pay a commission to broker-dealers or their registered representatives in connection with sales of the Contract. The Contract is intended to be used by purchasers who are working with a Financial Professional registered or affiliated with an investment adviser, offering advisory services for a fee.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Floor – for any Index Option with the Index Guard Strategy, this is the maximum amount of negative Index Return you absorb as a negative Performance Credit. The Floors are -10% and do not change.
Fund – the AZL Government Money Market Fund, the underlying fund in which the Variable Option invests.
Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Guaranteed Death Benefit Value – the guaranteed value that is available to your Beneficiary(ies) on the first death of any Determining Life during the Accumulation Phase. The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any MVA) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. All withdrawals you take reduce the Guaranteed Death Benefit Value, even MVA-Free Withdrawals. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.
Income Benefit – a benefit that is automatically included in your Contract at issue which is described in section 10. The Income Benefit has an additional rider fee and is intended to provide a payment stream for life in the form of partial withdrawals.
Income Benefit Anniversary – a twelve-month anniversary of the Income Benefit Date or any subsequent Income Benefit Anniversary. It is the date we determine Income Payment increases. Income Benefit Anniversaries always occur on Index Anniversaries.
Income Benefit Date – the date you choose to begin receiving Income Payments under the Income Benefit and the Income Period begins. The Income Benefit Date must be on an Index Anniversary.
Income Benefit Supplement – the supplement that must accompany this prospectus which contains the terms used to determine Income Payments for your Contract. The Income Benefit Supplement includes the Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases. The supplement also includes the income multiplier factor and income multiplier benefit wait period for the Income Multiplier Benefit. We cannot change these terms for your Contract once they are established. We publish any changes to the Income Benefit Supplement at least seven calendar days before they take effect on our website at www.allianzlife.com/RILAincomeadvrates. The Income Benefit Supplement is also filed on EDGAR at www.sec.gov under Form S-1 File Number 333-264349.
Income Benefit Year – a twelve-month period beginning on the Income Benefit Date or a subsequent Income Benefit Anniversary.
Income Multiplier Benefit – a benefit automatically included with the Income Benefit, which is described in the Summary of the Income Benefit and section 10. The Income Multiplier Benefit has no additional charge and after the required wait period can increase your income to help pay for care if you should need it.
Income Payments – the guaranteed payments we make to you under the Income Benefit for the lifetime(s) of the Covered Person(s) that are generally based on the Contract Value and Lifetime Income Percentage for the payment type you select. Payment types include single or joint payments under either the Level Income or Increasing Income payment options. However, if you choose the Level Income payment option and meet certain age requirements, your initial annual maximum Income Payment will not be less than the Level Income Guarantee Payment Percentage multiplied by your total Purchase Payments reduced proportionately for withdrawals you take (including any MVA). All withdrawals you take reduce your total Purchase Payments, even MVA-Free Withdrawals. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. Income Payments are discussed in section 10.
Income Percentages – amounts we use to determine the Lifetime Income Percentages. We establish Income Percentages for each payment type. Income Percentages are generally higher for single payments compared to joint, and for the Level

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Income payment option compared to Increasing Income. The current Income Percentages are stated in the Income Benefit Supplement attached to the prospectus. Please see Appendix E for historical information on the Income Percentages for previous versions of the Income Benefit.
Income Percentage Increases – the amount that each Income Percentage can increase on each Index Anniversary up to and including the Income Benefit Date. We establish Income Percentage Increases for each Eligible Person based on their current age on the Index Effective Date. Income Percentage Increases are not available until the Eligible Person(s) reaches age 45. The current Income Percentage Increases are stated in the Income Benefit Supplement attached to the prospectus. Please see Appendix E for historical information on the Income Percentage Increases for previous versions of the Income Benefit.
Income Period – the period your Contract is in if you take Income Payments. The Income Period occurs during the Accumulation Phase and starts on the Income Benefit Date.
Increasing Income – a payment option available under the Income Benefit. It provides Income Payment increases on each Income Benefit Anniversary during the Income Period if your selected Index Option(s) receives a positive Performance Credit, or you execute a Performance Lock during the prior Income Benefit Year. These increases can continue even if your Contract Value reduces to zero or if your Income Payments are converted to Annuity Payments.
Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities price return Indexes or exchange-traded fund available to you under your Contract as described in Appendix A.
Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary. It is the date we apply Income Percentage Increases.
Index Dual Precision Strategy – one of the Crediting Methods available before the Income Period described in section 4, Valuing Your Contract. This Crediting Method offers 1-year, 3-year, and 6-year Terms. The Index Dual Precision Strategy calculates Performance Credits based on Index Returns subject to a Trigger Rate and a 10%, 20%, or 30% Buffer. This Crediting Method provides a positive Performance Credit for negative market movements when the loss is less than or equal to the applicable 10%, 20%, or 30% Buffer. However, you can still receive negative Performance Credits under this Crediting Method when the loss is greater than the Buffer, which means you can lose principal and previous earnings. Significant losses beyond the 10%, 20%, or 30% Buffer for the Index Dual Precision Strategy can result in substantial loss of principal and previous earnings. There are restrictions on the availability of the Buffers, based on Issue Date, as discussed in “Overview of the Contract – What Are the Phases of the Contract?”.
Index Effective Date – the first day we allocate assets to an Index Option and we establish Income Percentage Increases for each Eligible Person. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. When you purchase this Contract you select the Index Effective Date as discussed in section 3, Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers.
Index Guard Strategy – one of the Crediting Methods available before the Income Period described in section 4, Valuing Your Contract. The Index Guard Strategy calculates Performance Credits based on Index Returns subject to a Cap and -10% Floor. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.
Index Option(s) – the index-linked investments available to you under the Contract. Each Index Option is the combination of an Index, a Crediting Method, a Term length, and any applicable Buffer or Floor amount.
Index Option Base – an amount we use to calculate Performance Credits and the Daily Adjustment. The Index Option Base is initially equal to the amounts you allocate to an Index Option. We reduce the Index Option Base proportionately for withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. We increase/decrease it by the dollar amount of additional Purchase Payments allocated to the Index Option, transfers into or out of the Index Option, and any Performance Credits.
Index Option Value – on any Business Day, it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Performance Credits from previous Term End Dates and reflects proportional reductions for previous partial withdrawals you take (including any MVA), and previous deductions we made for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. On each Business Day, other than the Term Start Date or Term End Date, the Index Option Values also include an increase/decrease from the Daily Adjustment.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Index Options Statement – the account statement we mail to you on the Index Effective Date and each Index Anniversary thereafter. On the Index Effective Date, the statement shows the initial Index Values, Trigger Rates, Caps, and Participation Rates for the Index Options you selected. On each Index Anniversary, the statement shows the new Index Values, Performance Credits received, and renewal  or Early Reallocation Trigger Rates, Caps, and Participation Rates that are effective for the next Term for the Index Options you selected. The Index Options Statement also shows any applicable Buffer or Floor for your selected Index Option(s). For any Index Option you selected that has not reached its Term End Date, the statement shows the current Index Anniversary’s Index Option Value, which includes the Daily Adjustment. During the Accumulation Phase and before the Income Period, the statement will also show the current Lifetime Income Percentages for each payment type available under the Income Benefit. During the Income Period it will show the maximum Income Payment available for the next year.
Index Performance Strategy – one of the Crediting Methods available before the Income Period described in section 4, Valuing Your Contract. This Crediting Method offers 1-year, 3-year, and 6-year Terms. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to any applicable Participation Rate, Cap, and a 10%, 20%, or 30% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. There are restrictions on the availability of the Buffers, based on Issue Date, as discussed in “Overview of the Contract – What Are the Phases of the Contract?”.
Index Precision Strategy – one of the Crediting Methods available before the Income Period described in section 4, Valuing Your Contract. The Index Precision Strategy calculates Performance Credits based on Index Values and Index Returns subject to the Trigger Rate and 10% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.
Index Protection Strategy with Cap – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in section 4, Valuing Your Contract. The Index Protection Strategy with Cap provides a Performance Credit based on Index Returns subject to a Cap, but does not allow negative Performance Credits.
Index Protection Strategy with DPSC – as described in Appendix F, this terminology was used for Contracts issued before May 1, 2023, to describe the "Index Protection Strategy with Trigger."
Index Protection Strategy with Trigger – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in section 4, Valuing Your Contract. The Index Protection Strategy with Trigger provides Performance Credits equal to the Trigger Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. The Index Protection Strategy with Trigger does not allow negative Performance Credits. For Contracts issued before May 1, 2023, the Index Protection Strategy with Trigger is called the Index Protection Strategy with Declared Protection Strategy Credit (DPSC) as detailed in Appendix F.
Index Return – the percentage change in Index Value from the Term Start Date to the Term End Date, which we use to determine the Performance Credits. The Index Return is the Index Value on the Term End Date, minus the Index Value on the Term Start Date, divided by the Index Value on the Term Start Date.
Index Value – an Index’s closing market price at the end of the Business Day on the Term Start Date and Term End Date as provided by Bloomberg or another market source if Bloomberg is not available.
Index Year – a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary.
Issue Date – the date we issue the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Joint Owners – the two person(s) designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract. Joint Owners must be spouses within the meaning of federal tax law.
Level Income – an Income Benefit payment option that provides an automatic annual increase to your Income Payments if your Contract Value increases from one Income Benefit Anniversary to the next during the Income Period.
Level Income Guarantee Payment Percentage – the minimum percentage of total Purchase Payments reduced proportionately for withdrawals you took (including any MVA) that you can receive as an Income Payment if you choose the Level Income payment option and meet certain age requirements as stated in section 10 – Calculating Your Income Payments.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Lifetime Income Percentage – the maximum percentage of Contract Value you can receive as an Income Payment on the Income Benefit Date. The Lifetime Income Percentages available to you before the Income Period are stated on the Index Options Statement.
Lock Date – this is the Business Day we execute a Performance Lock and capture an Index Option Value (which includes the Daily Adjustment) before the Term End Date.
Market Value Adjustment (MVA) – an increase or decrease to Contract Value based on changes in interest rates if within seven Index Years of the establishment of an Annual Contribution Amount you take a full or partial withdrawal, begin Annuity Payments, or we pay a death benefit. We do not apply a MVA to MVA-Free Withdrawals, or to deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract.
Maximum Anniversary Value – the highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take (including any MVA), used to determine the Maximum Anniversary Value Death Benefit as discussed in section 11. All withdrawals you take reduce your Maximum Anniversary Value, even MVA-Free Withdrawals. Deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract do not reduce the Maximum Anniversary Value. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.
Maximum Anniversary Value Death Benefit – an optional benefit described in section 11 that has an additional rider fee and is intended to potentially provide a death benefit greater than the Traditional Death Benefit. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue.
MVA-Free Withdrawals – withdrawals you take that are not subject to a MVA. MVA-Free Withdrawals include Income Payments, withdrawals you take under the free withdrawal privilege, and RMD payments you take under our minimum distribution program.
Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Participation Rate – a percentage that is multiplied by any positive Index Return over the course of a Term in calculating the Performance Credit on the Term End Date. Participation Rates are used with the Index Performance Strategy and there is one Participation Rate per Index Option. The Participation Rate is only available on the Index Performance Strategy 3-year and 6-year Terms. The Participation Rate is not available on Index Performance Strategy 1-year Terms. Index Options with a Participation Rate may allow you to receive more than the Index Return if the Index Return is positive, but the Participation Rate cannot boost Index Returns beyond any declared Cap. We do not apply the Participation Rate if the Index Return is zero or negative. We do not apply the Participation Rate annually. We set Participation Rates on each Term Start Date. The Participation Rates applicable to your Contract are shown on the Index Options Statement.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Performance Credit – the return you receive on a Term End Date from the Index Option(s). We base Performance Credits on Index Values and Index Returns after application of any Participation Rate up to the Cap, any Trigger Rate, or any Buffer or Floor. Performance Credits cannot be negative with the Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options. However, Performance Credits can be negative with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy Index Options. If Performance Credits are negative, you can lose principal and previous earnings.
Performance Lock – a feature that allows you to capture the current Index Option Value during the Term. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date. We will not execute your request for a Performance Lock on Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options if the Daily Adjustment is zero. However, we continue to allow Performance Locks if the Daily Adjustment is zero for Contracts issued before May 1, 2023, as detailed in Appendix F.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Precision Rate – as described in Appendix F, this terminology was used for Contracts issued before May 1, 2023, to describe the positive Performance Credit you receive for the Index Precision Strategy Index Options if Index performance is zero or positive. Precision Rate also refers to the rate we set for these Index Options on each Term Start Date. For Contracts issued on or after May 1, 2023, this is called a "Trigger Rate."
Protection Credit – as described in Appendix F, this terminology was used for Contracts issued before May 1, 2023, to describe the credit you receive on the Term End Date for the Index Protection Strategy with Cap Index Options. For Contracts issued on or after May 1, 2023, this is called a "Performance Credit."
Proxy Investment – provides a current estimate of what the Performance Credit will be on the Term End Date taking into account any applicable Buffer, Floor, Trigger Rate, Cap, and/or Participation Rate. We use the Proxy Investment to calculate the Daily Adjustment on Business Days other than the Term Start Date or Term End Date. For more information, see Appendix B.
Proxy Value – the hypothetical value of the Proxy Investment used to calculate the Daily Adjustment as discussed in Appendix B.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA/403(b) Contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, traditional IRAs and Simplified Employee Pension (SEP) IRAs.
Quarterly Contract Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.
Separate Account – Allianz Life Variable Account B is a separate investment account of Allianz Life. The variable investment portion of the Contract is issued through the Separate Account. The Separate Account is divided into subaccounts, each of which is a variable investment option under one or more variable annuity contracts that we issue through the Separate Account. The only subaccount currently available under this Contract is the Variable Option, which invests exclusively in shares of the AZL Government Money Market Fund.  The Separate Account is registered with the SEC as a unit investment trust, and may be referred to as the Registered Separate Account.
Service Center – the area of our company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications, and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.
Term – the period of time, from the Term Start Date to the Term End Date, in which we measure Index Return to determine Performance Credits.
Term End Date – the day on which a Term ends and we apply Performance Credits. A Term End Date may only occur on an Index Anniversary. If a Term End Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Term Start Date – the day on which a Term begins, and we set the Trigger Rates, Caps, and Participation Rates for an Index Option. A Term Start Date may only occur on the Index Effective Date or an Index Anniversary. However, if you execute an Early Reallocation, the Term Start Date will be the Business Day we receive your Early Reallocation request in Good Order. If a Term Start Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in section 11.
Trigger Rate – this is the positive Performance Credit you receive on a Term End Date for any Index Option with the Index Protection Strategy with Trigger, Index Dual Precision Strategy, or Index Precision Strategy. You receive the Trigger Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. For the Index Dual Precision Strategy, you also receive the Trigger Rate if the Index Return is negative and the loss is less than or equal to the Buffer. For the Index Protection Strategy with Trigger, you will not receive a negative Performance Credit if the Index Value decreases from the Term Start Date to the Term End Date. For the Index Dual Precision Strategy and the Index Precision Strategy, you will receive a negative Performance Credit if the Index Value decreases from the Term Start Date to the Term End Date and the decrease is greater than the Buffer. We do not apply the Trigger Rate annually on 3-year and 6-year Term Index Options. On each Term Start Date, we set a Trigger Rate for each

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Index Option with the Index Protection Strategy with Trigger, Index Dual Precision Strategy, and Index Precision Strategy. The Trigger Rates provide predefined upside potential. The Trigger Rates applicable to your Contract are shown on the Index Options Statement. For Contracts issued before May 1, 2023, the Trigger Rate is called the DPSC when used with the Index Protection Strategy, or the Precision Rate when used with the Index Precision Strategy as detailed in Appendix F.
Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Variable Account Value – on any Business Day it is equal to the value of the units in the Variable Option attributable to your Contract.
Variable Option – a subaccount of the Separate Account, and the only variable investment option under the Contract. The Variable Option invests exclusively in the shares of the AZL Government Money Market Fund. You cannot allocate Purchase Payments or other amounts in your Contract (e.g., earnings) to the Variable Option.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Important Information You Should Consider About the Contract
FEES AND EXPENSES	Prospectus Location
Charges for Early Withdrawals
If you withdraw money within seven years after we establish an Annual Contribution
Amount, a MVA based on changes in interest rates will apply. A MVA may be positive, negative, or equal to zero. The maximum negative MVA is -10% (as a percentage of
Contract Value for a full withdrawal, or as a percentage of the amount withdrawn for a partial withdrawal). For example, if you take a $100,000 withdrawal during a MVA period, you could lose up to $10,000 due to a negative MVA.

In addition, if you take a full or partial withdrawal from an Index Option on a date other than the Term End Date, a Daily Adjustment will apply to the Index Option Value available for withdrawal. The Daily Adjustment also applies if before the Term End Date you take Income
Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. The Daily Adjustment may be negative depending on the applicable Crediting Method. You will lose money if the Daily
Adjustment is negative.

●Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy,
and Index Performance Strategy. Daily Adjustments under these Crediting Methods may be positive, negative, or equal to zero. A negative Daily Adjustment will result in a loss. In extreme circumstances, a negative Daily Adjustment could result in a loss beyond the protection of the 10%, 20%, or 30% Buffer; or -10% Floor, as applicable.
The maximum potential loss from a negative Daily Adjustment is: -99% for the Index
Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy;
and -35% for the Index Guard Strategy.

●Index Protection Strategy with Trigger and Index Protection Strategy with Cap.
Daily Adjustments under these Crediting Methods may be positive or equal to zero, but cannot be negative.
Fee Tables 4. Valuing Your Contract Appendix B – Daily Adjustment
Transaction Charges	Other than negative MVAs and Daily Adjustments that may apply to withdrawals and other transactions under the Contract, there are no other transaction charges.	Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
These ongoing fees and expenses do not reflect any investment advisory fees paid to a
Financial Professional from your Contract Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.

				Fee Tables 6. Expenses Appendix G – Fund Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	0.95%	0.95%
	Investment Options(2) (Fund fees and expenses)	0.88%	0.88%
	Optional Benefits Available for an Additional Charge(3) (for a single optional benefit, if elected)	0.20%	0.20%

(1)
Base Contract fee is comprised of two charges referred to as the “product fee” and the “rider fee for the
Income Benefit” in the Contract and elsewhere in this prospectus. As a percentage of the Charge Base, plus an amount attributable to the contract maintenance charge.

	(2) As a percentage of the AZL Government Money Market Fund's average daily net assets.
	(3) As a percentage of the Charge Base. This is the current charge for the Maximum Anniversary Value Death Benefit.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

FEES AND EXPENSES	Prospectus Location

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which if taken from the
Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and
Index Performance Strategy Index Options could result in substantial losses due to the application of negative MVAs and Daily Adjustments.

Lowest Annual Cost: $1,694	Highest Annual Cost: $1,861

Assumes:
●Investment of $100,000 in the Variable
Option (even though you cannot select
the Variable Option for investment)
●5% annual appreciation
●0.70% Income Benefit rider fee
●Traditional Death Benefit
●No additional Purchase Payments,
transfers, or withdrawals
●No investment advisory fees

Assumes:
●Investment of $100,000 in the Variable
Option (even though you cannot select
the Variable Option for investment)
●5% annual appreciation
●0.70% Income Benefit rider fee
●Maximum Anniversary Value Death
Benefit with a 0.20% rider fee
●No additional Purchase Payments,
transfers, or withdrawals
●No investment advisory fees

RISKS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal and previous earnings.	Risk Factors

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

RISKS	Prospectus Location
Not a Short-Term Investment
• This Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• Considering the benefits of tax deferral, long-term income, and living benefit guarantees, the Contract is generally more beneficial to investors with a long investment time horizon.
• Withdrawals are subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2.
• If, within seven years after we establish an Annual Contribution Amount, you take a full or partial withdrawal or begin Annuity Payments, or we pay a death benefit, a MVA will apply.
A MVA is an adjustment based on changes in interest rates and may be positive, negative, or equal to zero. A MVA will be negative if the corporate bond yield on the date of deduction is higher than the corporate bond yield on the date that the Annual
Contribution Amount was established. If you take a full withdrawal or begin Annuity
Payments, or if we pay a death benefit, the maximum negative MVA is -10% of Contract
Value. On a partial withdrawal, we limit the maximum negative MVA to -10% of the amount withdrawn.
• Amounts invested in an Index Option must be held in the Index Option for the full Term before they can receive a Performance Credit. We apply a Daily Adjustment if, before the
Term End Date, you take a full or partial withdrawal, you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees, expenses, or investment advisory fees that you authorize your
Financial Professional’s firm to receive from the Contract.
• A minimum waiting period applies before Income Payments may be taken under the
Income Benefit. In addition, even if the waiting period has expired, Income Payments cannot begin before age 50.
• Withdrawals will reduce the initial annual maximum Income Payment. Withdrawals that exceed limits specified by the terms of the Income Benefit (Excess Withdrawals) will reduce your future annual maximum Income Payment. These reductions may be greater than the value withdrawn and could end the benefit.
• The Traditional Death Benefit may not be modified, but it will terminate if you take withdrawals (including Income Payments) that reduce both the Contract Value and
Guaranteed Death Benefit Value to zero. Withdrawals may reduce the Traditional Death
Benefit’s Guaranteed Death Benefit Value by more than the value withdrawn and could end the Traditional Death Benefit.
Risk Factors 4. Valuing Your Contract 11. Death Benefit Appendix B – Daily Adjustment
Risks Associated with Investment Options
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Option and the Index Options available under the Contract.
• The Variable Option and each Index Option have their own unique risks.
• You should review the Fund’s prospectus and disclosures, including risk factors, before making an investment decision.
Risk Factors
Insurance Company Risks
An investment in the Contract is subject to the risks related to us. All obligations, guarantees or benefits of the Contract are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength. More information about Allianz Life, including our financial strength ratings, is available upon request by visiting
www.allianzlife.com/about/financial-ratings, or contacting us at (800) 624-0197.
Risk Factors

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

	RESTRICTIONS	Prospectus Location
Investments
• Certain Index Options may not be available under your Contract.
• You cannot allocate Purchase Payments to the Variable Option. The sole purpose of the
Variable Option is to hold Purchase Payments until they are transferred to your selected
Index Options.
• We restrict additional Purchase Payments during the Accumulation Phase. Each Index
Year before the Income Period, you cannot add more than your initial amount (i.e., the total of all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year) without our prior approval.
• We do not accept additional Purchase Payments during the Income Period (which is part of the Accumulation Phase) or the Annuity Phase.
• We typically only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries as discussed in section 3, Purchasing the
Contract – Allocation of Purchase Payments and Contract Value Transfers. However, if
you execute an Early Reallocation, we will move assets into an Index Option on the
Business Day we receive your Early Reallocation request in Good Order.
• You can typically transfer Index Option Value only on Term End Dates. However, you can transfer assets out of an Index Option before the Term End Date by executing a
Performance Lock as discussed in section 4, Valuing Your Contract – Performance Locks.
• We do not allow assets to move into an established Index Option until the Term End Date.
If you request to allocate a Purchase Payment into an established Index Option on an
Index Anniversary that is not a Term End Date, we will allocate those assets to the same
Index Option with a new Term Start Date.
• The Income Benefit terms stated in the Income Benefit Supplement may be modified before issue. After the Issue Date the Income Benefit may terminate under certain circumstances as stated in section 10, Income Benefit.
• During the Income Period only the Index Options with the Index Protection Strategy with
Trigger and Index Protection Strategy with Cap are available to you.
• We reserve the right to substitute the Fund in which the Variable Option invests. We also reserve the right to discontinue accepting new allocations into specific Index Options and to substitute Indexes either on a Term Start Date or during a Term. We also reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis.
Risk Factors 3. Purchasing the Contract 4. Valuing Your Contract 5. Information Related to the Variable Option's Underlying Fund 10. Income Benefit Appendix A – Available Indexes
Optional Benefits
• The optional Maximum Anniversary Value Death Benefit may not be modified.
Withdrawals (including Income Payments) may reduce the Maximum Anniversary Value
Death Benefit’s Guaranteed Death Benefit Value by more than the value withdrawn and will end the Maximum Anniversary Value Death Benefit if the withdrawals reduce both the
Contract Value and Guaranteed Death Benefit Value to zero.
11. Death Benefit
TAXES
Tax Implications
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan or individual retirement account
(IRA), you do not get any additional tax benefit under the Contract.
• Generally, earnings under a Non-Qualified Contract are taxed at ordinary income rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
• Generally, distributions from Qualified Contracts are taxed at ordinary income tax rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
12. Taxes

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

	CONFLICTS OF INTEREST	Prospectus Location
Investment Professional Compensation
We do not pay sales commissions in connection with sales of the Contracts. Rather, you pay an investment advisory fee to your Financial Professional. We do not set your investment advisory fee or receive any part of it. However, Financial Professionals and their managers may be eligible for benefits from us or our wholly-owned subsidiary distributor, such as production incentive bonuses, insurance benefits, and non-cash compensation items. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with Contract sales. This conflict of interest may influence your Financial Professional to recommend this
Contract over another investment.
13. Other Information – Distribution
Exchanges
Some Financial Professionals may have a financial incentive to offer you a new contract in place of one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
13. Other Information – Distribution

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Overview of the Contract
What Is the Purpose of the Contract?
The Index Advantage Income ADV® is a product that offers Index Options and allows you to defer taking regular fixed periodic payments (Annuity Payments) to a future date. Under the Contract, you make one or more Purchase Payments. Except for Purchase Payments received on the Index Effective Date or an Index Anniversary, each Purchase Payment is first invested for a limited time in the Variable Option and then transferred to the Index Option(s) that you select for investment. Depending on several factors (e.g., Index Options you select, market conditions, and timing of any withdrawals), your Contract can gain or lose value. When you are ready to receive a guaranteed stream of income under your Contract, you can annuitize the Contract and begin receiving Annuity Payments from us based on the payout option you select (Annuity Options). The Contract includes, for no additional charge, a standard death benefit (the Traditional Death Benefit), or for an additional rider fee you may select the optional death benefit (the Maximum Anniversary Value Death Benefit) to replace the standard death benefit. Both death benefits help to financially protect your beneficiaries. The Contract also includes a guaranteed lifetime income benefit (Income Benefit) that may help you achieve your financial goals.
We designed the Contract for people who are receiving ongoing investment advice from a Financial Professional. This Contract may be appropriate for you if you are looking for guaranteed lifetime income with continued access to Contract Value, a death benefit for a period of time, and a level of protection for your principal investment while providing potentially higher returns than are available on traditional fixed annuities. In addition, you should have a long investment time horizon and your financial goals should be otherwise consistent with the terms and conditions of the Contract. This Contract is not intended for someone who is seeking complete protection from downside risk, seeking unlimited investment potential, or expecting to take withdrawals that will not be subject to MVAs or Daily Adjustments (i.e., a person that does not need access to Contract Value within seven years after we establish an Annual Contribution Amount, or before an Index Option's Term End Date). If you have Index Options with different Term End Dates, there may be no time you can take a withdrawal without application of at least one Daily Adjustment.
We offer other annuity contracts that may address your investment and retirement needs. These contracts include other registered index-linked annuities and fixed index annuities. These annuity products offer different features and benefits that may be more appropriate for your needs, including allocation options, and may have fees and/or expenses that are different from those in the Contract offered by this prospectus. Not every contract is offered through every Financial Professional. Some Financial Professionals or selling firms may not offer and/or may limit offering of certain features and benefits, as well as limit the availability of the contracts based on criteria established by the Financial Professional or selling firm. For more information about other annuity contracts, please contact your Financial Professional.
The product or certain product features may not be available in all states, or may vary in your state (such as the free look). For more information see Appendix F - Material Contract Variations by State and Issue Date. Availability of Index Options may vary by financial intermediary. You can obtain information on which Index Options are available to you by calling (800) 624-0197, or from your Financial Professional.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

What Are the Phases of the Contract?
The Contract has two phases: (1) an Accumulation Phase, and (2) an Annuity Phase.
●
Accumulation Phase. This is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, your money is invested under the Contract on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. In addition, during this phase, you can make additional Purchase Payments (subject to limitations and until you request Income Payments under the Income Benefit), you can take withdrawals (including Income Payments), and if you die, we pay a death benefit to your named Beneficiary(ies). If you begin Income Payments, the Income Period occurs during the Accumulation Phase and starts on the Income Benefit Date.  For more information regarding additional Purchase Payment limitations, please see section 3, Purchasing the Contract – Purchase Requirements.
Your Contract Value may fluctuate up or down during the Accumulation Phase based on the performance of your selected Index Options and the Variable Option.
−
Index Options. You may allocate your Purchase Payments to any or all of the Index Options available under your Contract. There are currently 66 Index Options based on different combinations of six credit calculation methods (Crediting Methods), four nationally recognized third-party broad based equity securities price return Indexes and an exchange-traded fund, and three Term periods for measuring Index performance. Each Index Option is the combination of an Index, a Crediting Method, a Term length, and any applicable Buffer or Floor amount. The Index Options do not directly participate in the returns of the Indexes or the Indexes' component securities, and do not receive any dividends payable on these securities. Index Returns would be higher if they included the dividends from the component securities. You should understand that you will have no voting rights, no rights to receive cash dividends or other distributions, and no other rights with respect to the companies that comprise the Indexes.
Currently Available Crediting Methods, Term Lengths, and Negative Index Performance Protection	Currently Available Indexes	Positive Index Performance Participation Limit
Index Protection Strategy with Trigger 1-year Term with 100% downside protection	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• 0.50% minimum Trigger Rate
Index Protection Strategy with Cap 1-year Term with 100% downside protection	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• 0.50% minimum Cap
Index Dual Precision Strategy
1-year Term with 10%, 20%, or
30% Buffer
• For Contracts issued before November
14, 2023, the Index Dual Precision
Strategy is not available.
• For Contracts issued from November
14, 2023, to April 30, 2024, only the 10%
Buffer is available.
• For Contracts issued since May 1, 2024,
the 10%, 20%, and 30% Buffers are
available.
	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• 3% minimum Trigger Rate
Index Dual Precision Strategy 3-year Term with 10% or 20% Buffer • For Contracts issued before November 5, 2024, the Index Dual Precision Strategy 3-year Term is not available.	• S&P 500® Index • Russell 2000® Index	• 4% minimum Trigger Rate

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Currently Available Crediting Methods, Term Lengths, and Negative Index Performance Protection	Currently Available Indexes	Positive Index Performance Participation Limit
Index Dual Precision Strategy 6-year Term with 10% or 20% Buffer • For Contracts issued before November 5, 2024, the Index Dual Precision Strategy 6-year Term is not available.	• S&P 500® Index • Russell 2000® Index	• 8% minimum Trigger Rate
Index Precision Strategy 1-year Term with 10% Buffer	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• 3% minimum Trigger Rate
Index Guard Strategy 1-year Term with -10% Floor	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• 3% minimum Cap
Index Performance Strategy
1-year Term with 10%, 20%, or
30% Buffer
• For Contracts issued before November
14, 2023, only the 10% Buffer is
available.
• For Contracts issued since November
14, 2023, the 10%, 20%, and 30% Buffers
are available.
	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• 3% minimum Cap • Can be “uncapped” (i.e., we do not declare a Cap for that Term)
Index Performance Strategy 3-year Term with 10% or 20% Buffer	• S&P 500® Index • Russell 2000® Index	• 5% minimum Cap • Can be uncapped • 100% minimum Participation Rate
Index Performance Strategy
6-year Term with 10% or 20%
Buffer
• For Contracts issued before November
14, 2023, only the 10% Buffer is
available.
• For Contracts issued since November
14, 2023, the 10% and 20% Buffers are
available.
	• S&P 500® Index • Russell 2000® Index	• 10% minimum Cap • Can be uncapped • 100% minimum Participation Rate
Your initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates for your selected Index Options and their Buffers or Floors are stated in your Index Options Statement, which is the account statement we mail to you on the Index Effective Date and each Index Anniversary. The Index Options Statement also includes the Index Values on the Term Start Date and Term End Date for your selected Index Options. We use these Index Values to determine Index Returns and Performance Credits. The Buffers or Floors for all currently available Index

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Options are stated in your Contract. The Buffers or Floors for the currently available Index Options will not change for the life of the Contract. More detailed information about the Index Options is included in section 4, Valuing Your Contract.
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Variable Option. You cannot allocate your Purchase Payments to the Variable Option available under your Contract. We only allow assets to move into the Index Options on Term Start Dates and Term End Dates. As a result, we hold Purchase Payments you allocate to the Index Options in the Variable Option when we receive them on days other than the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the next Index Anniversary according to your allocation instructions. The Variable Option invests in an underlying fund, which has its own investment objective, strategies, and risks. For more information, please see Appendix G - Fund Available Under the Contract.
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Annuity Phase. If you request Annuity Payments, the Accumulation Phase (including the Income Period under the Income Benefit, if applicable) ends and the Annuity Phase begins. Annuity Payments are fixed payments we make based on the Annuity Option you select and the greater of your Contract Value (which reflects any previously deducted Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract) less final product and rider fees, or Cash Value. Annuity Payments can provide a guaranteed lifetime fixed income stream with certain tax advantages. We designed the Annuity Payments for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
If the Annuity Date occurs after Income Payments begin, we will convert these payments to Annuity Payments if your Contract Value is greater than zero and you take Annuity Payments under Annuity Option B if you are receiving single Income Payments, or Annuity Option F if you are receiving joint Income Payments. If you select any other Annuity Option we do not convert your Income Payments to Annuity Payments. This means you may receive less as Annuity Payments than you would have received as Income Payments. You should consult with your Financial Professional before requesting Annuity Payments. For more information, see section 8, The Annuity Phase – When Annuity Payments Begin.
During the Annuity Phase, you will receive a stream of regular income in the form of Annuity Payments. You will be unable to take withdrawals upon demand, your selected death benefit ends, and no amounts will be payable upon death during the Annuity Phase unless your Annuity Option provides otherwise. The Income Benefit will also end upon entering the Annuity Phase unless we convert your Income Payments to Annuity Payments.
What Are the Contract’s Primary Features?
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Accessing Your Money. During the Accumulation Phase, you can surrender the Contract (take a full withdrawal) or take partial withdrawals. Withdrawals may be subject to negative Daily Adjustments, negative MVAs, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
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Additional Purchase Payments. Subject to the limitations described in this prospectus, we continue to accept additional Purchase Payments under the Contracts during the Accumulation Phase and before the Income Period. However, we may terminate your ability to make additional Purchase Payments in the future. We only allow additional Purchase Payments to move into Index Options on the Index Effective Date or Index Anniversaries. As a result, we hold Purchase Payments in the Variable Option when we receive them on days other than the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the Index Effective Date or next Index Anniversary according to your allocation instructions. For that reason, such Purchase Payments are not available to receive Performance Credits until we transfer them to your selected Index Options and those Index Options reach their respective Term End Dates. We do not allow assets to move into an established Index Option until the Term End Date. If you request to allocate a Purchase Payment into an established Index Option on an Index Anniversary that is not a Term End Date, we will allocate those assets to the same Index Option with a new Term Start Date. Purchase Payments held in the Variable Option are subject to Fund fees and expenses, and Fund performance (which can be negative) until being transferred to the Index Options.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

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Income Benefit. The Income Benefit is automatically included in your Contract for an additional rider fee. You cannot remove it. The Income Benefit provides for guaranteed lifetime Income Payments until annuitization based on a percentage of your Contract Value. If you request Income Payments, your Contract will enter the Income Period (which is part of the Accumulation Phase). If you do not take Income Payments, your Contract will not have an Income Period, and you will have paid for the benefit without receiving any of its advantages. Unlike the Annuity Phase, the Income Benefit allows access to your Contract Value and your selected death benefit after Income Payments begin while both the Contract Value and Guaranteed Death Benefit Value are positive. The Index Option Values are subject to the Daily Adjustment if we deduct Income Payments other than on a Term End Date. However, the Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative. The Income Benefit also includes the Income Multiplier Benefit for no additional charge, which, if you qualify, can increase the annual maximum Income Payment after the required wait period to help pay for care if you should need it. The Income Multiplier Benefit is not available in all states as indicated in Appendix F. A full Excess Withdrawal and certain partial Excess Withdrawals will cause Income Payments to stop and the Contract and all of its benefits to end. For more information please see section 10, Income Benefit. For information on the terms used to determine your Income Payments, please see the Income Benefit Supplement.
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Death Benefits. The Contract’s death benefit is paid upon the first death of any Determining Life during the Accumulation Phase. The Contract includes, for no additional charge, a standard death benefit (the Traditional Death Benefit). At the time of purchase, you may select the optional death benefit (the Maximum Anniversary Value Death Benefit) to replace the standard death benefit for an additional rider fee. Either death benefit is the greatest of Contract Value, Cash Value, or the Guaranteed Death Benefit Value. Unlike the Traditional Death Benefit, however, the Maximum Anniversary Value Death Benefit locks in any annual investment gains as part of the Guaranteed Death Benefit Value to potentially provide a death benefit greater than the Traditional Death Benefit (which is based on Purchase Payments). The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they can be equal.
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Market Value Adjustment (MVA) Waivers. Under the free withdrawal privilege, you may withdraw up to 10% of your total Annual Contribution Amounts each Index Year during the Accumulation Phase and before the Income Period without incurring a MVA. Upon a full withdrawal, the free withdrawal privilege is not available to you. We do not apply a MVA to deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. Also, if you own an IRA or Simplified Employee Pension (SEP) IRA Contract, payments you take under our minimum distribution program (RMD payments) are not subject to a MVA. The minimum distribution program is not available if you have a qualified plan Contract.
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Deduction of Investment Advisory Fees. These fees are in addition to this Contract’s fees and expenses. If you authorize your Financial Professional’s firm to receive investment advisory fees from your Contract as described in section 1, Investment Advisory Fees, deduction of these fees is not subject to a MVA; does not reduce your Guaranteed Death Benefit Value, or Income Payments; and is not subject to income taxes or a 10% additional federal tax for amount withdrawn before than age 59 1∕2. Consult with a tax professional to determine the tax implications of advisory fees for state income tax. However, deduction of these fees is subject to the Daily Adjustment if taken other than on a Term End Date.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These tables do not reflect any investment advisory fees that you pay from your other assets, or that you authorize your Financial Professional’s firm to receive from the Contract. If investment advisory fees were reflected, fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. Amounts withdrawn from the Index Options may also be subject to a MVA, which can be negative as discussed in section 4, Valuing Your Contract - Market Value Adjustment (MVA). The maximum negative MVA that we can apply on a full withdrawal is -10% of the Contract Value, and on a partial withdrawal it is -10% of the amount withdrawn.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Transaction Expenses
	Index Protection Strategy with Trigger and Index Protection Strategy with Cap	Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy	Index Guard Strategy
Daily Adjustment Maximum Potential Loss	0%	99%	35%
(as a percentage of Index Option Value, applies for distributions from an Index Option before any Term End Date)(1)
(1)
This shows the maximum potential loss due to the application of the Daily Adjustment (e.g., maximum loss could occur if there is a total distribution within a Term at a time when the Index price has declined to zero). The Daily Adjustment could result in a loss beyond the protection of the 10%, 20%, or 30% Buffer; or -10% Floor. The Daily Adjustment applies if, before the Term End Date, you take a full or partial withdrawal, you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. The actual Daily Adjustment calculation is determined by a formula described in Appendix B.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you purchased the optional Maximum Anniversary Value Death Benefit, you pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses (or contract maintenance charge)(1) (per year)	$50
Base Contract Expenses(2) (as a percentage of the Charge Base)	0.95%
Optional Benefit Expenses – Maximum Anniversary Value Death Benefit (as a percentage of the Charge Base)	0.20%
(1)
Referred to as the “contract maintenance charge” in the Contract and elsewhere in this prospectus. Waived if the Contract Value is at least $100,000. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment. See the section 6, Expenses – Contract Maintenance Charge (Administrative Expenses).
(2)
Comprised of two charges referred to as the “product fee” and the “rider fee for the Income Benefit” in the Contract and elsewhere in this prospectus. The product fee is 0.25%. The rider fee for the Income Benefit is 0.70%. See section 6, Expenses – Base Contract Expenses (Product and Rider Fees).
The next table shows the total operating expenses charged by the Fund that you may pay periodically during the time that you own the Contract. More information about the Fund, including its annual expenses, may be found in Appendix G – Fund Available Under the Contract.
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.88%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example is based on an investment solely in the Variable Option even though you cannot allocate Purchase Payments directly to the Variable Option. The costs include transaction expenses, annual Contract expenses, and annual Fund expenses. These costs do not include any financial adviser fees that you pay from your other assets, or that you choose to have us pay from this Contract. If financial adviser fees were reflected, costs would be higher.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that you elected the Maximum Anniversary Value Death Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
(1) If you surrender your Contract (take a full withdrawal) at the end of the applicable time period:	$2,054	$6,344	$10,891	$23,479
(2) If you annuitize your Contract at the end of the applicable time period.	N/A*	$6,344	$10,891	$23,479
(3) If you do not surrender your Contract.	$2,054	$6,344	$10,891	$23,479
*
The earliest available Annuity Date is the second Index Anniversary.

Risk Factors
The Contract involves certain risks that you should understand before investing. You should carefully consider your income needs and risk tolerance to determine whether the Contract is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Index Options you choose.
Liquidity Risks
We designed the Contract to be a long-term investment that you can use to help build and provide income for retirement. The Contract is not suitable for short-term investment.
If you need to take a full or partial withdrawal during the MVA period, we apply a MVA unless the withdrawal is a MVA-Free Withdrawal. We also apply the MVA during the MVA period if you take Annuity Payments or if we pay a death benefit. While MVA-Free Withdrawals provide some liquidity, they are permitted in only limited amounts or in special circumstances. If you need to withdraw most or all of your Contract Value in a short period, you will exceed the MVA-Free Withdrawal amounts available to you and we will apply a MVA.
The MVA can be positive or negative according to the interest rate environment as measured by the corporate bond yields through the Bloomberg US Long Corporate Bond Index. In periods when bond yields have significantly decreased, the MVA limit (the maximum total positive or negative MVA is either 10% of the amount withdrawn on a partial withdrawal, or 10% of Contract Value for a full withdrawal, Annuity Payments, or payment of the death benefit) may reduce the amount you would have received from a positive MVA. In general, as the time remaining in the MVA period drops, a more substantial bond yield change is required to reach the 10% MVA limit. However, there are also other factors influencing how much bond yields would have to drop or increase to reach the 10% MVA limit including any gains or losses in the Contract and corporate bond yields at the time each Annual Contribution Amount begins. For example, assume you purchase a Contract with a single Purchase Payment of $100,000 allocated to one Index Option, the Issue Date is the Index Effective Date, the initial bond yield is 3%, and you take no partial withdrawals. On the second Index Anniversary, the Contract Value has decreased to $90,000 and you request a full withdrawal. The maximum negative MVA of -10% of Contract Value would occur if bond yields increased by 1.96% or more. If instead you wait and take a full withdrawal on the sixth Index Anniversary when the Contract Value has increased to $120,000, the maximum negative MVA of -10% of Contract Value would occur if bond yields increased by 14.04% or more.
We calculate the MVA as a percentage (called the MVA factor) of the amount of Purchase Payment withdrawn from an Annual Contribution Amount, not a percentage of Contract Value. Consequently, if the Contract Value has declined since the Annual Contribution Amount(s) were established and the MVA is negative, it is possible that the percentage of Contract Value withdrawn to cover the negative MVA would be greater than the MVA factor. For example, assume you buy the Contract with a single Purchase Payment of $10,000, your Index Effective Date is the Issue Date, and the yield on the Bloomberg US Long Corporate Bond Index on the Index Effective Date is 2%. On the 5th Index Anniversary your Contract Value is $8,000 after we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract and you request a full withdrawal. If the yield on the Bloomberg US Long Corporate Bond Index has increased to 3%, the MVA factor is -1.932%. The MVA would be -$193.20 (-1.932% of $10,000). As your Contract Value is less than $100,000, we will also deduct the $50 contract maintenance charge. This results in you receiving $7,756.80.
In addition, upon a full withdrawal, the free withdrawal privilege is not available to you, and we apply a MVA against Annual Contribution Amounts that are still within their MVA period, including amounts previously withdrawn under the free withdrawal privilege. On a full withdrawal, your total Annual Contribution Amounts may be greater than your

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Contract Value because the following reduce your Contract Value, but do not reduce your Annual Contribution Amounts: prior MVA-Free Withdrawals; deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract; and/or poor performance.
The present interest rate environment is evolving due to a combination of factors, including market conditions (e.g., inflation) and actions by governmental authorities. Future changes in interest rates, and the potential impact on MVAs, cannot be predicted with certainty. Interest rates may increase, which could increase the risk of negative MVAs. You should consult with a Financial Professional about how the present interest rate environment may impact your future decisions related to the Contract. For more information on the MVA, including how we calculate the MVA factor, see section 4, Valuing Your Contract – Market Value Adjustment (MVA).
Amounts withdrawn from this Contract are subject to income taxes and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
We only apply Performance Credits to the Index Options once each Term on the Term End Date, rather than daily. In the interim, we calculate Index Option Values based on the Daily Adjustment. The Variable Option is not subject to the Daily Adjustment. Any assets removed from an Index Option during the Term for withdrawals you take (including Income Payments and other MVA-Free Withdrawals), Annuity Payments, or deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, or if we pay a death benefit, will not be eligible to receive a Performance Credit on the Term End Date. These removed assets will not receive the full benefit of the Index Value, Index Return, and the 10%, 20%, or 30% Buffer; or -10% Floor that would have been available on the Term End Date, and losses could exceed the protection offered by the 10%, 20%, or 30% Buffer; or -10% Floor. You will receive a Performance Credit only on any unlocked Index Option Value remaining in an Index Option on the Term End Date.
You can typically transfer Index Option Value among the Index Options only on Term End Dates. At other times, you can only move assets out of an Index Option by taking a full or partial withdrawal, or entering the Annuity Phase. However, you can transfer assets out of an Index Option before the Term End Date by executing a Performance Lock. Once an Index Option is locked, you can transfer assets out of it on the Index Anniversary that occurs on or immediately after the Lock Date. For a 3-year or 6-year Term Index Option this means you can transfer out of the locked Index Option before the Term End Date by executing a Performance Lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. For Contracts issued on or after May 1, 2023, you can also transfer assets out of any locked Index Option, including 1-year Term Index Options, before the Term End Date by requesting an Early Reallocation. You can only execute two Early Reallocations each Index Year, but each request can involve multiple locked Index Options. These restrictions may limit your ability to react to changes in market conditions. You should consider whether investing in an Index Option is consistent with your financial needs.
Income Benefit Risks
The Income Benefit is automatically included in the Contract for an additional rider fee and you cannot remove it.
We generally base Income Payments on the Lifetime Income Percentage you select and your Contract Value, not a guaranteed value. Decreases in Contract Value due to negative Index performance during the Accumulation Phase up to and including the Income Benefit Date, deductions for Contract fees and expenses, and withdrawals, also decrease the Income Payment amount available to you.
If you choose the Level Income payment option and meet the age requirements stated in section 10, Calculating Your Income Payments, your initial annual maximum Income Payment will not be less than the Level Income Guarantee Payment Percentage multiplied by your total Purchase Payments reduced proportionately for withdrawals you took (including any MVA). However, the Level Income Guarantee Payment Percentage is not available to you under the Level Income payment option if you do not meet the age requirements stated in section 10, or if you choose Increasing Income payment option.
Income Payments made while your Contract Value is positive are a withdrawal of your own assets and reduce your Contract Value. If your Contract Value remains above zero when the Income Payments end, you may not realize a benefit from the Income Benefit; the chances of your Contract Value being reduced to zero may be minimal.
We also base Income Payments on the Eligible Person(s) that we establish at issue. If you change Owners or Beneficiary(s), we may remove an Eligible Person or Covered Person as stated in section 2, which may cause Income Payments to be unavailable or end prematurely.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

We use the age of the Eligible Person(s) to determine the Income Percentage(s) and Income Percentage Increases. Income Percentage Increases are not available until age 45. This means if an Eligible Person is younger than age 44 on the Issue Date, you will not receive an increase to a Lifetime Income Percentage based on that Eligible Person until the Index Anniversary that the Eligible Person (or younger Eligible Person for joint payments) reaches age 45, and you will pay a rider fee during the period you are not eligible for an Income Percentage Increase.
The eligibility period to begin Income Payments is subject to a waiting period and both a minimum and maximum age requirement for the Eligible Person(s). For single Income Payments, we only allow an Eligible Person who is an Owner to become a Covered Person, and joint Income Payments may not be available if the age difference between spouses is too great, as stated in section 2, Eligible Person(s) and Covered Person(s). If you do not begin Income Payments during the eligibility period, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages.
In addition, if you have Contract Value in an Index Option for which the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments. If you have Index Options with different Term End Dates, there may be no date when the Daily Adjustment does not apply. For the Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options, we will execute this Performance Lock even if the Daily Adjustment is zero.
The initial annual maximum Income Payment available to you must be at least $100. If your Contract Value on the Income Benefit Date is reduced and this $100 minimum cannot be met, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. Income Payments and the Income Benefit may also end prematurely if you take Excess Withdrawals, or you annuitize the Contract. A full Excess Withdrawal and certain partial Excess Withdrawals will cause Income Payments to stop and the Contract and all of its benefits to end. However, we can convert your Income Payment to Annuity Payments as described in section 8, The Annuity Phase – When Annuity Payments Begin.
The Income Multiplier Benefit can provide increased income if you are confined for care or are unable to perform at least two activities of daily living. However, this benefit has a waiting period and you must meet certain requirements to receive it. If you are unable to meet these requirements the Income Multiplier Benefit may not be available to you when you need it. If you qualify for the Income Multiplier Benefit, it also may not provide enough income to pay for the care you require. For joint Covered Persons, if you both qualify for this benefit at the same time you will get the same payment increase as a single Covered person; we do not apply the increase separately for each Covered Person.
For more information see “How the Income Benefit Works” and “During the Income Period” in section 10, Income Benefit.
Risk of Change to the Income Benefit Supplement Prior to the Issue Date
The Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases for your Contract and are stated in the Income Benefit Supplement that is in effect on the date you sign your application. The supplement also includes the income multiplier factor and income multiplier benefit wait period for the Income Multiplier Benefit. Your Financial Professional will give you a copy of the prospectus with the current Income Benefit supplement when you apply for a Contract. If we do not receive your initial Purchase Payment within 60 calendar days of the date you sign the application, and the Income Benefit Supplement terms have changed since this date, you will receive the Income Benefit Supplement terms that are in effect on the Issue Date instead of the terms that were in effect when you applied for the Contract. You bear the risk that, if there is more than a 60-day delay between the time you apply for the Contract and the Issue Date, the Income Benefit Supplement terms may change and be less advantageous to you. When we issue the Contract, we send you the current prospectus with the current Income Benefit Supplement. We cannot change these terms for your Contract once they are established. We publish any changes to these terms in an amended Income Benefit Supplement at least seven calendar days before they take effect on our website at www.allianzlife.com/RILAincomeadvrates. The amended Income Benefit Supplement is also filed on EDGAR at www.sec.gov under Form S-1 File Number 333-264349, and Form N-4 File Number 333-255394. You can contact us to receive the Income Benefit Supplement applicable to your Contract by calling our Service Center at the toll-free telephone number listed at the back of this prospectus.
You can find historical Income Benefit and Income Multiplier Benefit Supplement values in Appendix E for benefits issued before October 29, 2024.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Risks of Investing in Securities
Returns on securities and securities Indexes can vary substantially, which may result in investment losses. The historical performance of the available Index Options and the Variable Option does not guarantee future results. It is impossible to predict whether underlying investment values will fall or rise. Trading prices of the securities underlying the Index Options and the Variable Option are influenced by economic, financial, regulatory, geographic, judicial, political and other complex and interrelated factors. These factors can affect capital markets generally and markets on which the underlying securities are traded and these factors can influence the performance of the underlying securities. Depending on your individual circumstances (e.g., your selected Index Options and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. You should consult with a Financial Professional.
Index Option returns depend on the performance of an Index although you are not directly invested in the Index. Because the S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index, EURO STOXX 50® and iShares® MSCI Emerging Markets ETF are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities.
S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies.
Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies.
Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
EURO STOXX 50®. EURO STOXX 50® is comprised of the equity securities of large-capitalization companies in the Eurozone. The securities comprising EURO STOXX 50® are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty), and are significantly affected by the European markets and actions of the European Union.
iShares® MSCI Emerging Markets ETF. The iShares® MSCI Emerging Markets ETF seeks to track the investment results of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. The underlying index may include large-and mid-capitalization companies. iShares® MSCI Emerging Markets ETF is an exchange-traded fund. The performance of the iShares® MSCI Emerging Markets ETF may not replicate the performance of, and may underperform the underlying index. The price of the iShares® MSCI Emerging Markets ETF will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares® MSCI Emerging Markets ETF may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Additional information about iShares® MSCI Emerging Markets ETF is available on the SEC’s website at www.sec.gov and copies of that information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. Please note that this information is not prepared by us and may be intended for shareholders of the ETF. You will not be a shareholder of the ETF by investing in an Index Option that is linked to the performance of the ETF. You may also request additional information about the ETF from our Service Center or your Financial Professional.
Risk of Negative Returns
The Variable Option does not provide any protection against loss of principal. You can lose principal and previous earnings for Purchase Payments held in the Variable Option and such losses could be significant.
If you allocate Purchase Payments or transfer Contract Value to an Index Option with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, negative Index Returns may

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

cause Performance Credits to be either negative after application of the 10%, 20%, or 30% Buffer, or negative down to the -10% Floor. For the Index Dual Precision Strategy and Index Performance Strategy, we apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year or 6-year Term Index Option. Ongoing deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract could also cause amounts available for withdrawal to be less than what you invested even if Index performance has been positive. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, and such losses could be significant. If you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Protection Strategy with Trigger or Index Protection Strategy with Cap you can also lose principal and previous earnings if you do not receive the Performance Credit, or if the Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract are greater than the Performance Credit. The maximum potential negative Performance Credit for the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy is based on the Buffer. If the Buffer is 10%, the maximum negative Performance Credit is -90%; if the Buffer is 20%, the maximum negative Performance Credit is -80%; and if the Buffer is 30%, the maximum negative Performance Credit is -70%. The maximum potential negative Performance Credit for the Index Guard Strategy is the -10% Floor. Such losses will be greater if you take a withdrawal that is subject to a negative MVA, a negative Daily Adjustment, or a deduction of Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date. The Variable Option is not subject to the Daily Adjustment. The Daily Adjustment can affect the amounts available for withdrawal, Performance Locks, annuitization, payment of the death benefit, and the Contract Value used to determine the contract maintenance charge and Charge Base for the product and rider fees. The Daily Adjustment can be less than the Trigger Rate or Cap even if the current Index return during the Term is greater than the Trigger Rate or Cap. In addition, even though the current Index return during the Term may be positive, the Daily Adjustment may be negative due to changes in Proxy Value inputs, such as volatility, dividend yield, and interest rate. However, the Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative. The Daily Adjustment is generally negatively affected by:
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interest rate decreases,
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dividend rate increases,
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poor market performance, and
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the expected volatility of Index prices. Generally, increases in the expected volatility of Index prices negatively affect the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy 1-year Term Index Options, while decreases in the expected volatility of Index prices negatively affect the Index Guard Strategy. For the Index Performance Strategy 3-year and 6-year Term Index Options, and Index Protection Strategy with Cap, the impact of changes in the expected volatility of Index prices is dependent on the market environment and the applicable Caps and Participation Rates. For the Index Protection Strategy with Trigger, the impact of changes in the expected volatility of Index prices is dependent on the market environment.
The Daily Adjustment for Index Options with a Term length of more than 1 year (3-year and 6-year Term Index Options and Early Reallocation to a 1-year Term Index Option) may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options due to the Term length. The Index Performance Strategy 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%. For shorter Term lengths, there is more certainty in both the final Index Values and how Trigger Rates, Caps, Buffers, and Floors determine Performance Credits. This means there may be less fluctuation in the Daily Adjustment due to changes in Index return for Index Options with shorter Term lengths.
If you take a withdrawal from an Index Option with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy before the Term End Date, you could lose principal and previous earnings because of the Daily Adjustment even if Index performance is positive on that day or has been positive since the Term Start Date. If the current Index return during the Term is negative, the Daily Adjustment for these Index Options could result in losses greater than the protection provided by the 10%, 20%, or 30% Buffer; or -10% Floor. In extreme circumstances, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The maximum potential loss from a negative Daily Adjustment is: -99% for the Index Dual Precision

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Strategy, Index Precision Strategy, and Index Performance Strategy; and -35% for the Index Guard Strategy. Such losses will be greater if you take a withdrawal that is subject to a negative MVA, or a deduction of Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
Risks Associated with Calculation of Performance Credits
We calculate Performance Credits each Term on the Term End Date. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term. If you allocate Purchase Payments or transfer Contract Value to the Index Options with Index Protection Strategy with Trigger or Index Protection Strategy with Cap, positive returns are limited by the Trigger Rates and Caps. You are not subject, however, to potential negative Performance Credits. The Trigger Rates on the Index Dual Precision Strategy and Index Precision Strategy Index Options, and the Caps on the Index Guard Strategy and Index Performance Strategy Index Options also limit positive returns and could cause performance to be lower than it would otherwise have been if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index. For the Index Performance Strategy, we apply the Cap and any Participation Rate for the entire Term length; we do not apply the Cap and any Participation Rate annually on a 3-year or 6-year Term Index Option. For the Index Dual Precision Strategy, we apply the Trigger Rate for the entire Term length; we do not apply the Trigger Rate annually on a 3-year or 6-year Term Index Option.
The Index Options do not directly participate in the returns of the Indexes or the Indexes’ component securities, and do not receive any dividends payable on these securities. Index returns would be higher if they included the dividends from the component securities. The past ten years of actual average of the annual Index returns without and with dividends would have been as follows:
January 1, 2014 through December 31, 2023
	S&P 500® Index	Nasdaq-100® Index	Russell 2000® Index	EURO STOXX 50®	iShares® MSCI Emerging Markets ETF
Returns without dividends	11.02%	19.57%	6.76%	4.60%	1.04%
Returns with dividends	13.09%	20.79%	8.19%	8.10%	3.22%
Trigger Rates, Caps, and Participation Rates may be adjusted on the next Term Start Date and may vary significantly from Term to Term. Changes to Trigger Rates, Caps, and Participation Rates may significantly affect the Performance Credit you receive. For more information, see the “Risks Associated with Changes to Trigger Rates, Caps, and Participation Rates” discussion later in this section.
The Crediting Methods only capture Index Values on the Term Start Date and Term End Date, so you will bear the risk that the Index Value might be abnormally low on these days.
Risks Associated with Performance Locks and Early Reallocations
If a Performance Lock is executed:
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You will no longer participate in Index performance, positive or negative, for the remainder of the Term for the locked Index Option. This means that under no circumstances will your Index Option Value increase during the remainder of the Term for a locked Index Option, and you will begin a new Index Option with a new Term Start Date on the next Index Anniversary that occurs on or immediately after the Lock Date unless you execute an Early Reallocation (if available to you). Early Reallocation is not permitted for Contracts issued before May 1, 2023. If you decide to execute an Early Reallocation, you can execute a Performance Lock and then, at the earliest, execute an Early Reallocation on the same Business Day. When executing both the Performance Lock and Early Reallocation on the same Business Day, your Lock Date is also the Term Start Date for the new Index Option.
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You will not receive a Performance Credit on any locked Index Option on the Term End Date.
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We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This means that, if you request a Performance Lock, your Index Option Value will lock at an unknown future value which may be higher or lower than it was at the point in time you requested a Performance Lock. In addition, if you set a lower target, your Index Option Value may lock at a lower value than the target you set.
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If a Performance Lock is executed when your Daily Adjustment has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Option was not locked.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

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We will not execute your request for a Performance Lock on Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options if the Daily Adjustment is zero unless your Contract was issued before May 1, 2023. This may limit your ability to take advantage of the benefits of the Early Reallocation feature.
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There are limits on Early Reallocations. We do not accept Early Reallocation requests within 14 calendar days before an Index Anniversary; and you are limited to two Early Reallocation requests each Index Year, but each request can involve multiple locked Index Options. After your second Early Reallocation request in an Index Year, any locked Index Options will remain locked until the next Index Anniversary. These limitations mean you may not be able to take advantage of any increases to Early Reallocation rates, or any advantageous changes to Index values that may become available at the optimal time. This may limit your return potential. Early Reallocation is available for amounts allocated to any locked Index Option, subject to the restrictions described in this prospectus.
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Early Reallocation Trigger Rates, Caps, and Participation Rates you receive may be less than the Early Reallocation rates that become available later in the Index Year, or the renewal rates available on the next Index Anniversary. This may limit your return potential.
We will not provide advice or notify you regarding whether you should execute a Performance Lock or Early
Reallocation or the optimal time for doing so. We will not warn you if you execute a Performance Lock or Early
Reallocation at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute a Performance Lock or Early Reallocation.

Risks Associated with Substitution of an Index and Limitation on Further Investments
There is no guarantee that the Indexes will be available during the entire time that you own your Contract, including the Index we use to calculate the MVA. Once we add an Index to your Contract, we cannot remove it without simultaneously substituting it. For the Index Options, if we substitute a new Index for an existing Index, the performance of the new Index may be different and this may affect your ability to receive positive Performance Credits. We may substitute a new Index for an existing Index if:
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the Index is discontinued,
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we are unable to use the Index because, for example, changes to an Index make it impractical or expensive to purchase derivative hedging instruments to hedge the Index, or we are not licensed to use the Index,
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the method of calculation of the Index Values changes substantially, resulting in significantly different Index Values and performance results. This could occur, for example, if an Index altered the types of securities tracked, or the weighting of different categories of securities, or
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we determine in our sole discretion that the substitution is necessary due to unanticipated events outside of our direct control. This might include other events similar to those listed above, other changes to the Index (such as name or ownership changes) that legally may be considered a substitution, or a breach by the Index provider of the Index intent or performance expectations.
If we add or substitute an Index, we first seek any required regulatory approval from each applicable state insurance regulator and then provide you with written notice. We also provide you with written notice if an Index changes its name. Index substitutions can occur either on a Term Start Date or during a Term. If we substitute an Index during a Term, we will combine the return of the previously available substituted Index from the Term Start Date to the substitution date with the return of the new Index from the substitution date to the Term End Date. If we substitute an Index during a Term:
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we do not change the Charge Base we use to calculate the product and rider fees, and
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the Buffers, Floors, Trigger Rates, Caps, and Participation Rates for the substituted Index will apply to the new Index. We do not change the Buffers, Floors, Trigger Rates, Caps, or Participation Rates that were in effect on the Term Start Date.
Similarly, if we substitute an Index on a Term Start Date, the applicable Buffer, Floor, and minimum Trigger Rate, Cap, or Participation Rate will not change.
Changes to Trigger Rates, Caps, and Participation Rates associated with the new Index, if any, may occur at the next regularly scheduled Term Start Date, subject to their respective minimums. Depending on the constitution of the substituted Index, the volatility of its investments, and our ability to hedge the Index’s performance, we may determine, in our discretion, to increase or decrease renewal Trigger Rates, Caps, and Participation Rates associated with the new Index, subject to their respective minimums. However, we would not implement any change to reflect this difference until the next Term Start Date after the substitution. The substitution of an Index during a Term may result in an abnormally large change in the Daily Adjustment on the day we substitute the Index due to changes in Proxy Value inputs (such as volatility,

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

dividend yield, and interest rate). However, you would only be affected by this change in the Daily Adjustment if a normal transaction to which the Daily Adjustment applies (such as a withdrawal you take) occurs on the substitution date.
The selection of a substitution Index is in our discretion; however, it is anticipated that any substitute Index will be substantially similar to the Index it is replacing and we will substitute any equity Index with a broad-based equity index.
We may also discontinue accepting new allocations into a specific Index Option at any time.
Risks Associated with Changes to Trigger Rates, Caps, and Participation Rates
The 10%, 20%, and 30% Buffers, and -10% Floors for the currently available Index Options do not change. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer or Floor for it on the date we add the Index Option to your Contract. For a new Index Option, the minimum Buffer is 5% and the minimum Floor is -25%.
Subject to their respective minimums, we establish the initial Trigger Rates, Caps, and Participation Rates for a newly issued Contract on the Index Effective Date and they cannot change until the next Term Start Date. You select the Index Effective Date when you purchase your Contract. It can be any Business Day from the Issue Date up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th, or 31st of a month.
You should be aware that, generally, initial Trigger Rates, Caps, and Participation Rates could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at www.allianzlife.com/RILAincomeadvrates and cannot be superseded until that period ends. If you select an Index Effective Date that is within the guaranteed period for the initial rates that are available for review on the date you signed your application, you will receive the initial rates that were available on the date you signed your application. However, if you select an Index Effective Date that is after this guaranteed period, you are subject to the risk that initial Trigger Rates, Caps, and Participation Rates may change and be less advantageous to you. You are responsible for reviewing the initial rates before your Index Effective Date to ensure your allocations and the product still meet your needs. Furthermore, if your Index Effective Date is after the end of the free look period and you cancel the Contract, you will receive the Cash Value. On or before the Index Effective Date, the Daily Adjustment and MVA do not apply. You may review future rates at least seven calendar days before their effectiveness at www.allianzlife.com/RILAincomeadvrates. You (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request.
We can change the renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates for an existing Contract on each new Term Start Date subject to the guaranteed minimums, in our discretion.
We will send you a letter at least 30 days before each Index Anniversary. This letter advises you that current Trigger Rates, Caps, and Participation Rates are expiring, and that renewal rates for the next Term Start Date will be available for your review. The Index Anniversary letter also reminds you of your opportunity to transfer your Index Option Values on the upcoming Term End Date. On each Term End Date, you have the option of remaining allocated to your current Index Options at the renewal Trigger Rates, Caps, and Participation Rates that we set on the next Term Start Date, or transferring to another permitted Index Option. At least seven calendar days before each Index Anniversary, we publish renewal rates for the next Term Start Date for your review in your account on our website, and on our public website at www.allianzlife.com/RILAincomeadvrates. If you do not review renewal change information when it is published or take no action to transfer to another permitted Index Option, you will remain allocated to your current Index Options and will automatically become subject to the renewal Trigger Rates, Caps, and Participation Rates until the next Term End Date.
You risk the possibility that the renewal Trigger Rates, Caps, and Participation Rates you receive may be less than you would find acceptable. If you do not find the renewal rates acceptable, you must give us transfer instructions no later than the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day) or you will be subject to these renewal Trigger Rates, Caps, and Participation Rates for the next Term.
When your renewal rates change, the only options available to you are to transfer Index Option Value between Index Options by changing your allocation instructions, or take a full withdrawal (which may be subject to a negative MVA, is subject to taxes, and may be subject to tax penalties).
If you execute a Performance Lock, you may be able to request an Early Reallocation and begin a new Index Option with a new Term Start Date and a new Trigger Rate, Cap, or Participation Rate before the next Index Anniversary. We can change Early Reallocation Trigger Rates, Caps, and Participation Rates subject to the guaranteed minimums, in our discretion. We publish Early Reallocation rates at least seven calendar days before the end of the current Early

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Reallocation offering period for your review in your account on our website. If you do not execute an Early Reallocation, you will remain allocated to your current locked Index Options until the Index Anniversary that occurs on or immediately after the Lock Date.
Initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates may vary significantly depending upon a variety of factors, including:
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market volatility,
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our hedging strategies and investment performance,
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the availability of hedging instruments,
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the amount of money available to us through Contract fees and expenses to purchase hedging instruments,
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your Index Effective Date,
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the level of interest rates,
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utilization of Contract benefits by Owners, and
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our profitability goals.
Due to a combination of factors, including potential changes in interest rates and other market conditions (e.g. rising inflation), the current economic environment is evolving. The future impact on initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates cannot be predicted with certainty. The effect of a change in interest rates or other market conditions may not be direct or immediate. There may be a lag in changes to Trigger Rates, Caps, and Participation Rates. Interest rates could increase. In a rising interest rate environment, increases in Trigger Rates, Caps, and Participation Rates, if any, may be substantially slower than increases in interest rates.
We manage our obligation to provide Performance Credits in part by trading call and put options, and other derivatives on the available Indexes. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates to reflect these cost changes. The primary factor affecting the differences in the initial Trigger Rates, Caps, and Participation Rates for newly issued Contracts and renewal and Early Reallocation rates for existing Contracts is the difference in what we can earn from these investments for newly issued Contracts versus what we are earning on the investments that were made, and are being held to maturity, for existing Contracts. In some instances, we may need to reduce initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates, or we may need to substitute an Index. You bear the risk that we may reduce Trigger Rates, Caps, and Participation Rates, which reduces your opportunity to receive positive Performance Credits.
Risks Associated with Investment in Derivative Hedging Instruments
The Index Options are supported by bonds and other fixed income securities which are also used to support the Contract guarantees, cash, and derivative hedging instruments used to hedge the movements of the applicable Index.
At Contract issue, we invest a substantial majority of the initial Contract Value in fixed income securities, with most of the remainder invested in derivative hedging instruments. The derivative hedging instruments are purchased to track and hedge Index movements and support our obligations with regard to the Index Options. The derivative hedging instruments we purchase include put options, call options, futures, swaps, and other derivatives.
We currently limit our purchase of derivative hedging instruments to liquid securities. However, like many types of derivative hedging instruments, these securities may be volatile and their price may vary substantially. In addition, because we pay Performance Credits regardless of the performance of derivative hedging instruments we purchase, we may incur losses on hedging mismatches or errors in hedging. We may incur additional costs if the costs of our hedging program increase due to market conditions or other factors. Our overall experience with hedging securities may affect renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates for existing Contracts.
Risks of Deducting Investment Advisory Fees From the Contract
We designed the Contract to be owned by individuals (or a trust or other entity acting as an agent for a natural person) who are receiving ongoing investment advice from a Financial Professional. You can authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract. Deductions we make for investment advisory fees may be subject to a Daily Adjustment (that could be negative), and will reduce your Contract Value and Cash Value dollar for dollar. We do not consider these deductions to be RMD payments or Income Payments, and they do not reduce the Maximum Anniversary Value under the Maximum Anniversary Value Death Benefit. However, your initial annual maximum Income Payment, Income Payment increases under the Level Income payment option, and increases to the Maximum Anniversary Value are based on Contract Value. So these deductions reduce your initial annual maximum

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Income Payment, and reduce the likelihood you will receive Income Payment increases if you select the Level Income payment option, or receive increases to the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. Because the death benefit is the greatest of Contract Value, Cash Value, or the Guaranteed Death Benefit Value, deductions we make for investment advisory fees reduce the death benefit available to your Beneficiaries. As Contract Value is also one of the components we use to calculate RMD payments, these deductions also reduce RMD payments.
Risks Associated with Our Financial Strength and Claims-Paying Ability
We make Income Payments, Annuity Payments, and pay death benefits from our general account. Our general account assets are subject to claims by our creditors, and any payment we make from our general account is subject to our financial strength and claims-paying ability. We apply Performance Credits from an unregistered, non-unitized, non-insulated separate account (Separate Account IANA). Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors, and are also subject to our financial strength and claims-paying ability. For more information on Separate Account IANA, see section 13, Other Information – Our Unregistered Separate Account.
Regulatory Protections
Allianz Life is not an investment company and therefore we are not registered as an investment company under the Investment Company Act of 1940, as amended, and the protections provided by this Act are not applicable to the guarantees we provide. The Separate Account is, however, registered as an investment company. Any allocations you make to an Index Option are not part of the Separate Account. Allianz Life is not an investment adviser and so is not subject to the Investment Advisers Act of 1940, and does not provide investment advice to you in connection with your Contract.
Your Contract is registered in accordance with the Securities Act of 1933 and the offering of the Contract must be conducted in accordance with the requirements of this Act. In addition, the offer and sale of the Contract is subject to the provisions of the Securities Exchange Act of 1934.
The Contract is filed with and approved by each state in which the Contract is offered. State insurance laws provide a variety of regulatory protections.

1. The Contract
An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life), where you make payments to us and we invest that money in the Index Options you select. The Variable Option holds the money you invest before it is transferred to the Index Options. Depending on market conditions, your Contract may gain or lose value based on the returns of your selected Index Options and the Variable Option. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the payment option you select that is described in this prospectus. Other than to add benefits that are beneficial to you, we do not make any changes to your Contract without your permission except as may be required by law.
The Contract has an Accumulation Phase and an Annuity Phase. If you begin taking Income Payments, your Contract will also have an Income Period. The Income Period occurs during the Accumulation Phase.
The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, we invest your money in the Index Options you select and the Variable Option on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 12, Taxes.)
During the Accumulation Phase, you can take withdrawals (subject to any MVA). You can also make additional Purchase Payments before the Income Period subject to the restrictions set out in section 3, Purchase Requirements. The Contract also offers at issue the optional Maximum Anniversary Value Death Benefit for an additional rider fee (see section 11) if all Owners and the Annuitant are age 75 or younger on the Issue Date. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue. The Maximum Anniversary Value Death Benefit potentially provides a death benefit greater than the Traditional Death Benefit based on the Maximum Anniversary Value (highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take including any MVA).

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

During the Income Period we make regular periodic Income Payments based on the life of the Covered Person(s). During the Income Period we also restrict your selection of Crediting Methods to the Index Protection Strategy with Trigger or Index Protection Strategy with Cap, and you cannot make additional Purchase Payments. However, unlike the Annuity Phase, you will have access to your Contract Value and death benefit for a period of time after Income Payments begin. If you do not take Income Payments your Contract will not have an Income Period. The Income Period ends on the earlier of the last Business Day before the Annuity Date, or the date the Income Benefit ends. Income Payments can continue for the life of the Covered Person(s) if you do not take more than your allowed annual maximum payment.
If you request Annuity Payments, the Accumulation Phase and Income Period (if applicable) of your Contract ends and you enter the Annuity Phase. During the Annuity Phase, we make regular fixed periodic Annuity Payments based on guaranteed period, life, life with a guaranteed period, joint and last survivor, or joint and 2/3 survivor. We send Annuity Payments to the Payee (the person or entity who receives Annuity Payments during the Annuity Phase). You can choose when Annuity Payments begin, subject to certain restrictions. We base Annuity Payments on the greater of Contract Value or Cash Value and the payout rates for the Annuity Option you select. If the Annuity Date occurs during the Income Period and your Income Payments are greater than the Annuity Payments as calculated for certain Annuity Options, you can elect to convert Income Payments to Annuity Payments as described in section 8 – When Annuity Payments Begin. Your Annuity Payments do not change unless an Annuitant dies, or we convert Income Payments made under the Increasing Income payment option to Annuity Payments. The Increasing Income payment option is discussed in section 10, Automatic Annual Income Payment Increases. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 8, The Annuity Phase.
When the Accumulation Phase Ends
The Accumulation Phase ends upon the earliest of the following.
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The Business Day we process your request for a full withdrawal.
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The Business Day before the Annuity Date.
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Upon the death of any Owner (or the Annuitant if the Owner is a non-individual), the Business Day we first receive Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Index Options and the Variable Option until the complete distribution of the death benefit. A Valid Claim is the documents we require to be received in Good Order at our Service Center before we pay any death claim.
Investment Advisory Fees
We designed the Contract to be owned by individuals (or a trust or other entity acting as an agent for a natural person) who are receiving ongoing investment advice from a Financial Professional. If you want to authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, you can complete our service form designed specifically for that authorization. Once our Service Center receives this form in Good Order and we approve it, your Financial Professional’s firm will be able to receive investment advisory fees from your Contract. Upon receipt and approval of an investment advisory fee request in Good Order from your Financial Professional’s firm, we deduct these investment advisory fees from the Contract and pay them to your Financial Professional’s firm upon written request. You can terminate this agreement at any time by providing us written notice. We deduct investment advisory fees that you authorize your Financial Professional to receive from the Contract proportionately from each Index Option and the AZL Government Money Market Fund. Contracts issued before May 1, 2023, allowed you to provide us with alternate instructions for deductions of investment advisory fees as detailed in Appendix F. For these investment advisory fees not to be treated as a taxable distribution, and to be exempt from the 10% additional federal tax for amounts withdrawn before age 59 1∕2, we require that you and your Financial Professional agree to the following:
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the total amount of investment advisory fees cannot exceed 1.5% of the Contract Value in each Contract Year,
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that the investment advisory fees compensate the Financial Professional only for advice they provide to you with respect to this Contract and not for any other services or accounts,
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this Contract be solely liable for paying these investment advisory fees directly to your Financial Professional’s firm, and
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while we are deducting these fees from the Contract, you agree to not pay investment advisory fees to your Financial Professional or anyone else from any other assets.
If you and your Financial Professional agree to these requirements, deductions for these investment advisory fees:
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are not treated as a taxable distribution,

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

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are not subject to the 10% additional federal tax if you are under age 59 1∕2,
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are not subject to a MVA,
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are not considered to be an Income Payment, Excess Withdrawal, or RMD payment under our minimum distribution program, and
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do not reduce the Annual Contribution Amounts, free withdrawal privilege, total Purchase Payments reduced proportionately for withdrawals you take (including any MVA) used to determine the minimum initial Income Payment under the Level Income payment option, or your Contract’s Guaranteed Death Benefit Value.
If you and your Financial Professional do not agree to these requirements, we will not pay investment advisory fees from this Contract to your Financial Professional’s firm. You should consult a tax adviser regarding the tax treatment of the payment of investment advisory fees from your Contract since federal and/or state taxing authorities could determine that such fees should be treated as taxable distributions.
The maximum investment advisory fee that we will pay to your Financial Professional’s firm in any Contract Year is 1.5% of Contract Value. Each time we deduct an investment advisory fee we determine its percentage by dividing the fee amount by the Contract Value determined at the end of the Business Day after we process all other transactions. We will not pay any portion of the investment advisory fee that would exceed 1.5% of Contract Value in any Contract Year. For example, assume your Financial Professional’s firm requests fee payment twice a year. If the first fee requested is $700 and your Contract Value after processing all other transactions is $100,000, this fee is 0.7%. This leaves a maximum of 0.8% (1.5% - 0.7%) of the Contract Value available for payment of the second fee. The amount of Contract Value available for deduction of investment advisory fees will be affected by the Daily Adjustment (which can be negative).
Deductions we make for investment advisory fees reduce your Contract Value (and therefore Cash Value) by the amount withdrawn on a dollar for dollar basis. This Contract Value reduction also decreases your initial annual maximum Income Payment which is based on Contract Value. As Contract Value is one of the components we use to calculate RMD payments, these deductions may also reduce your RMD payments. Because these deductions decrease the Contract Value, they also reduce the likelihood you will receive Income Payment increases under the Level Income payment option which are based on Contract Value increases, or lock in investment gains to Maximum Anniversary Value under the Maximum Anniversary Value Death Benefit. In addition, because the death benefit is the greatest of Contract Value, Cash Value, or the Guaranteed Death Benefit Value, deductions we make for investment advisory fees reduce the death benefit available to your Beneficiaries.
These deductions also reduce the following proportionately by the percentage of Contract Value withdrawn: Charge Base, Index Option Base, Index Option Value, and Variable Account Value.
If you do not complete our service form which authorizes your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, and instead you take money from the Contract and use it to pay investment advisory fees, we will treat this as a withdrawal. This withdrawal is subject to income taxes, may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2, will be subject to a MVA, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative). This withdrawal reduces the Contract Value, and the amount available under the free withdrawal privilege by the dollar amount withdrawn. If taken during the Income Period, we will treat the withdrawal as an Excess Withdrawal if it causes total withdrawals during the Income Benefit Year to exceed the annual maximum Income Payment. It may also reduce your Contract’s Guaranteed Death Benefit Value by more than the amount withdrawn and these reductions could be significant. You should consult a tax adviser regarding the tax treatment of investment advisory fee payments. Please consult with your Financial Professional to determine the options for paying investment advisory fees regarding advice that is provided to you related to this Contract.
Your Financial Professional acts on your behalf, not ours. We are not party to any agreement between you and your Financial Professional, nor are we responsible for your Financial Professional’s actions. We do not verify that deductions for investment advisory fees align with the terms of your agreement with your Financial Professional, but we verify that payments are made in accordance with the authorization service form you submit to us. We do not set your investment advisory fee or receive any part of it. Any deductions for investment advisory fees you pay is in addition to this Contract’s fees and expenses.
We do not pay sales commissions in connection with sales of the Contract. However, Financial Professionals and their managers may be eligible for various benefits such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with our principal underwriter, Allianz Life Financial Services, LLC. You

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

should ask your Financial Professional about compensation they receive for this Contract. Allianz Life is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
You can submit a written request to our Service Center on a form satisfactory to us to allow your Financial Professional to make Index Option transfers and allocation changes on your behalf. However, we reserve the right to review a Financial Professional’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the Financial Professional’s trading history indicates excessive trading, we can deny your request. If we approve it, your Financial Professional is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.
Investment Advisory Fee Deduction Example
These calculations show the effects on the Contract Value, Cash Value, and available Guaranteed Death Benefit Value of authorizing your Financial Professional’s firm to receive investment advisory fees deducted from your Contract. These deductions immediately reduce the Contract Value and Cash Value on a dollar for dollar basis, but they do not reduce the Guaranteed Death Benefit Value if they meet the requirements stated in this section. The example assumes we deduct the maximum available investment advisory fee of 1.50% of Contract Value once per year on days that are not Term End Dates and pay it directly to your Financial Professional’s firm. All Contract Value figures reflect the Daily Adjustment.
Investment Advisory Fee Withdrawal That Is Not a Taxable Distribution	Contract Value	Cash Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Guaranteed Death Benefit Value for a Contract with the Maximum Anniversary Value Death Benefit
Prior to 1st fee deduction	$ 100,000	$ 97,000	$ 90,000	$ 105,000
$1,500 fee deduction	– $1,500	– $1,500	– $0	– $0

After fee deduction	$ 99,300	$ 96,300	$ 90,000	$ 105,000

Prior to 2nd fee deduction	$ 100,500	$ 97,100	$ 90,000	$ 105,000
$1,507 fee deduction	– $1,507	– $1,507	– $0	– $0

After fee deduction	$ 98,993	$ 95,593	$ 90,000	$ 105,000

Prior to 3rd fee deduction	$ 97,800	$ 95,200	$ 90,000	$ 105,000
$1,467 fee deduction	– $1,467	– $1,467	– $0	– $0

After fee deduction	$ 96,333	$ 93,733	$ 90,000	$ 105,000
The death benefit is the greatest of the Contract Value, Cash Value, or the Guaranteed Death Benefit Value. After we deduct the investment advisory fees the death benefit would either be the:
●
$99,300 Contract Value under the Traditional Death Benefit, or the $105,000 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the first fee deduction.
●
$98,993 Contract Value under the Traditional Death Benefit, or the $105,000 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the second fee deduction.
●
$96,333 Contract Value under the Traditional Death Benefit, or the $105,000 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the third fee deduction.
Please see section 10, Income Benefit – Excess Withdrawals for an example showing the impact of not authorizing your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, and instead taking an Excess Withdrawal of $1,500 from the Contract to pay investment advisory fees to your Financial Professional.
When the Contract Ends
The Contract ends when:
●
all applicable phases of the Contract (Accumulation Phase, Income Period and/or Annuity Phase) have ended, and/or
●
if we received a Valid Claim, all applicable death benefit payments have been made.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

For example, if you take a full withdrawal of the total Cash Value, both the Accumulation Phase and the Contract end even though the Income Period and Annuity Phase never began and we did not make any death benefit payments.

2. Ownership, Annuitant, Determining Life, Beneficiary, and Payee
Owner
The Owner designated at Contract issue has all the rights under the Contract. The Owner may be an individual, or a non-individual (such as a trust or other entity acting as an agent for a natural person). Qualified Contracts and non-individually owned Contracts can only have one Owner. A Qualified Contract is purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Joint Owner
A Non-Qualified Contract can be owned by up to two individual Owners (Joint Owners). Joint Owners must be spouses within the meaning of federal tax law. We generally require the signature of both Joint Owners on any forms that are submitted to our Service Center.
Annuitant
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date, the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date. You cannot change the Annuitant if the Owner is a non-individual. Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Annuity Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.
Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix A to the Form N-4 Statement of Additional Information (SAI). In order to convert Income Payments to Annuity Payments the Covered Person(s) must be named as the Annuitant(s) as discussed in section 8, When Annuity Payments Begin. Designating different persons as Covered Person(s) and Annuitant(s) will cause the Income Benefit and Income Payments to end

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

at the maximum permitted Annuity Date. Use care when designating Owners, Covered Person(s) and Annuitant(s), and consult your Financial Professional if you have questions.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• We pay a death benefit to the Beneficiary unless the
Beneficiary is the surviving spouse and continues the Contract.
The Income Benefit and any Income Payments will also end
unless the Beneficiary is both a surviving spouse and either an
Eligible Person (if Income Payments have not begun) or a
Covered Person (if Income Payments have begun).
• If the deceased Owner was a Determining Life and the
surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse becomes the new Owner,
– if Income Payments have not begun the Accumulation
Phase continues,
– if Income Payments have begun they can only continue if
the surviving spouse is a Covered Person; otherwise the
Income Benefit ends, and
– upon the surviving spouse’s death, his or her
Beneficiary(ies) receives the greater of Contract Value or
Cash Value.
• If the deceased Owner was not a Determining Life, the
Traditional Death Benefit or Maximum Anniversary Value Death
Benefit are not available and the Beneficiary(ies) receives the greater of Contract Value or Cash Value.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the
Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the
Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end. If Income
Payments were converted to Annuity Payments under
Annuity Option B or F, we will also pay any remaining
value to the named Beneficiary(ies).
– For more information on the Annuity Options, please see
section 8.
• If the deceased was an Annuitant and there is a surviving joint
Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
• For a Qualified Contract, the Annuity Payments must end ten years after the Owner’s death.

Determining Life (Lives)
The Determining Life (Lives) are the individuals on whose life we base the Guaranteed Death Benefit Value provided by the Traditional Death Benefit or Maximum Anniversary Value Death Benefit. We establish the Determining Life (Lives) at Contract issue. For an individually owned Contract, the Determining Life (Lives) are the Owner(s). For a non-individually owned Contract, the Determining Life is the Annuitant. After the Issue Date, the Determining Life (Lives) only change if:
●
you remove a Joint Owner due to divorce, then we also remove that person as a Determining Life,
●
you add or change a Joint Owner, then that person will become a Determining Life if they are the current spouse within the meaning of federal tax law of an existing Owner, or
●
you establish a jointly owned Non-Qualified Contract and change ownership to a Trust, then we remove the prior Owner who is not the Annuitant as a Determining Life.
Beneficiary
The Beneficiary is the person(s) or entity you designate to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary dies before you, or you and a Beneficiary die within 120 hours of each other, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no surviving primary Beneficiaries, we pay the death benefit to the contingent Beneficiaries who survive you. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

● FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named primary Beneficiaries. If both Joint Owners die within 120 hours of each other, we pay the death benefit to the named surviving primary Beneficiaries. If there are no named surviving primary Beneficiaries, we pay the death benefit to the named surviving contingent Beneficiaries, or equally to the estate of the Joint Owners if there are no named surviving contingent Beneficiaries.

● NAMING AN ESTATE AS A BENEFICIARY: If an estate is the Beneficiary, the estate must be the sole primary
Beneficiary, unless the Spouse is the sole primary Beneficiary. If the Spouse is the sole primary Beneficiary, then an estate can be a contingent beneficiary.

Eligible Person(s) and Covered Person(s)
We determine Eligible Persons on the Issue Date based on the Contract’s ownership and tax qualification status. We use Eligible Person(s) to determine the Income Percentage and Income Percentage Increase, when you will begin receiving Income Percentage Increases, when Income Payments are available to you, and the payment type (single or joint) available to you.
We base Income Payments on the lives of the Covered Person(s). We determine the Covered Person(s) on the Income Benefit Date based on the available Eligible Person(s), their marital status, and the payment type you select. Joint Income Payments are only available if there are two Eligible Persons on the Income Benefit Date who are also spouses within the meaning of federal tax law and they meet the requirements stated here. Because Income Payments must begin no later than age 100, and are not available until age 50, joint Income Payments are not available if there is more than a 50-year age difference between spouses.
Eligible Person and Covered Person Requirements
For a single, individual Owner:
●
You, the Owner, are an Eligible Person.
●
If you and the sole primary Beneficiary are spouses within the meaning of federal tax law, the sole primary Beneficiary is also an Eligible Person and you can select joint Income Payments with both Eligible Persons becoming Covered Persons.
●
If you select single Income Payments only you, the Owner, can be the Covered Person.
For Joint Owners:
●
Both Joint Owners are Eligible Persons.
●
If you select single Income Payments you can designate either Eligible Person to be the Covered Person.
●
If you select joint Income Payments you must designate both Joint Owners to be the Covered Persons.
For Contracts owned by a non-individual:
●
The Annuitant is the Eligible Person.
●
For Non-Qualified Contracts, we only allow one Eligible Person and joint Income Payments are not available.
●
For Qualified Contracts, if the Owner is a qualified plan or a custodian and the Annuitant and sole contingent Beneficiary are spouses within the meaning of federal tax law, the sole contingent Beneficiary is also an Eligible Person. However, joint Income Payments are only available if the qualified plan or custodian is also the sole primary Beneficiary. This structure allows the surviving non-Annuitant spouse to continue to receive Income Payments, assuming the surviving non-Annuitant spouse is the beneficiary under the qualified plan or custodial IRA.
●
If you select single Income Payments only the Annuitant can be the Covered Person.
If an Eligible Person or a Covered Person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required above due to death, change in spousal status, an assignment or change of ownership/Beneficiary, we will remove that person from the Contract as an Eligible Person or Covered Person. If an Eligible Person is removed, you cannot designate that person to be a Covered Person. If a Covered Person is removed, that person is no longer a Covered Person. If we remove all Eligible Persons or Covered Persons from the Contract, the Income Benefit ends.
You can only add or replace an Eligible Person on or before the date you request Income Payments. If you add or change an Owner, sole primary Beneficiary or sole contingent Beneficiary that person will become an Eligible Person if they are the current spouse within the meaning of federal tax law of an existing Eligible Person and meet the requirements stated in this section. If you add or replace an Eligible Person we will recalculate your Lifetime Income Percentages based

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

on the age of the new Eligible Person on the Index Effective Date and Index Anniversaries, if applicable, as stated in section 10, Income Benefit – How the Income Benefit Works. At any given time there cannot be more than two Eligible Persons. After the Income Benefit Date, you cannot add, remove, or replace a Covered Person even if you add or change an Owner, or Beneficiary.
Change in Spousal Status of Eligible Persons or Covered Persons
If at any time joint Eligible Persons or joint Covered Persons are no longer spouses you must send us written notice. If we receive notice on or before the Income Benefit Date, joint Income Payments will not be available to you unless you remarry and add your new spouse as a Joint Owner or sole primary or contingent Beneficiary according to the requirements stated in this section. If we receive notice after the Income Benefit Date, we will remove one former spouse from the Contract as a Covered Person and also as an Owner, Joint Owner, Annuitant and/or Beneficiary.
Upon notification of divorce, we treat any request to reduce or divide benefits under this Contract as a request for a withdrawal of Contract Value payable to you. However, for tax purposes this is generally treated as a transfer depending on the terms of the divorce decree. We process the withdrawal and remove one spouse from the Contract as an Eligible Person or Covered Person, Owner, Annuitant and/or Beneficiary, according to your instructions or any applicable court order. This withdrawal is subject to any applicable tax or MVA, and may cause Income Payments and the Income Benefit to end prematurely. However, if you do not notify us of the divorce, the Contract continues and upon the death of an Owner, we pay any applicable death benefit to the Beneficiary(s) and the Contract and the Income Benefit both end.
Payee
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally, we require the Payee to be an Owner. However, we may allow you to name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
Assignments, Changes of Ownership and Other Transfers of Contract Rights
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
The Contract cannot be assigned without our consent. You must submit your request to assign the Contract in writing to our Service Center. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
We record the assignment as of the date you signed the request, unless you specify otherwise. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary, you must make a separate request.
● An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a
Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.

● An assignment will only change the Determining Life (Lives) if it involves removing a Joint Owner due to divorce, replacing Joint Owners with a Trust, or adding a Joint Owner if that person is a spouse within the meaning of federal tax law of the existing Owner.

3. Purchasing the Contract
Purchase Requirements
To purchase this Contract, on the Issue Date, all Owners (or the Annuitant if the Owner is a non-individual) must be:
●
age 80 or younger, or
●
age 75 or younger if you select the Maximum Anniversary Value Death Benefit.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

The Purchase Payment requirements for this Contract are as follows.
●
The minimum initial Purchase Payment due on the Issue Date is $5,000.
●
We restrict additional Purchase Payments. Each Index Year during the Accumulation Phase and before the Income Benefit Date, you cannot add more than your initial amount without our prior approval. Your initial amount is the total of all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year. We allow you to add up to the initial amount in the remainder of the first Index Year. The minimum additional Purchase Payment we will accept is $50.
●
We do not accept additional Purchase Payments on or after the Income Benefit Date, or on or after the Annuity Date.
●
The maximum total Purchase Payments we accept without our prior approval is $3 million.
We may, at our sole discretion, waive the minimum Purchase Payment requirements.
Once we receive your initial Purchase Payment and all necessary information in Good Order at our Service Center, we issue the Contract within two Business Days. If the Issue Date is the same as the Index Effective Date, we allocate your initial Purchase Payment to the Index Options. If the Issue Date is not the Index Effective Date we hold your initial Purchase Payment in the Variable Option before we transfer it to your selected Index Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your Purchase Payment or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order.
If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it.
We may terminate your ability to make additional Purchase Payments because we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. This applies to Contracts issued in all states except as disclosed in Appendix F. If mandated under applicable law, we may be required to reject a Purchase Payment. We will decline a Purchase Payment we receive on the same Business Day that we receive in Good Order a request for full withdrawal, or Contract cancellation during the free look period. If we exercise our right to decline additional Purchase Payments, this may limit your ability to fund your Contract’s guaranteed benefits such as the Income Benefit, Traditional Death Benefit or Maximum Anniversary Value Death Benefit.
Applications Sent Electronically
We accept manually signed applications that are in Good Order and are sent by fax, or email, or uploaded to our website. It is important to verify receipt of any faxed application, or to receive a confirmation number when using email or the web. We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.
Allocation of Purchase Payments and Contract Value Transfers
The allocation instructions you provide on your application automatically become your default allocation instructions. We use these allocation instructions for all Purchase Payments we receive unless you change them. Any change to allocation instructions will replace any existing allocation instructions and will be used as the basis for transfers between and among the Index Options.
We only allow Purchase Payments to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. As a result, we hold Purchase Payments in the Variable Option when we receive them on days other than the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the next Index Anniversary according to your allocation instructions. We apply any Purchase Payments we receive on the Index Effective Date or on an Index Anniversary directly to the Index Options on that day; these Purchase Payments are not held in the Variable Option.
We only allow Index Option Value transfers between Index Options on Term End Dates. However, you can transfer between Index Options before the Term End Date by executing a Performance Lock and an Early Reallocation. For multi-year Term Index Options you can also transfer between Index Options before the Term End Date by executing a

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Performance Lock before the last year of the Term. We do not allow assets to move into an established Index Option until the Term End Date. If you request to transfer into an established Index Option on a date that is not a Term End Date, we will transfer those assets into the same Index Option with a new Term Start Date.
You select the Index Effective Date when you purchase your Contract. It can be any Business Day up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th, or 31st of a month.
On your application if you select…	Your Index Effective Date will be either…
the earliest Index Effective Date	• your Issue Date, or • the first Business Day of the next month if the Issue Date is the 29th, 30th, or 31st of a month the deferred Index Effective Date
• your first Quarterly Contract Anniversary, or
• the next Business Day if the first Quarterly Contract Anniversary occurs on a non-Business
Day, or the first Business Day of the next month if the first Quarterly Contract Anniversary is the 29th, 30th, or 31st of a month

You should be aware that, generally, initial Trigger Rates, Caps, and Participation Rates could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at www.allianzlife.com/RILAincomeadvrates and cannot be superseded until that period ends. If you select an Index Effective Date that is within the guaranteed period for the initial rates that are available for review on the date you signed your application, you will receive the initial rates that were available on the date you signed your application. However, if you select an Index Effective Date that is after this guaranteed period, you are subject to the risk that initial Trigger Rates, Caps, and Participation Rates may change and be less advantageous to you. Furthermore, if your Index Effective Date is after the end of the free look period and you cancel your Contract, you will receive the Cash Value. On or before the Index Effective Date, the Daily Adjustment and MVA do not apply. You may review future rates at least seven calendar days before their effectiveness at www.allianzlife.com/RILAincomeadvrates. You (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request. However, your new Index Effective Date cannot be later than the deferred Index Effective Date listed above. We must receive your request in Good Order at our Service Center before the end of the Business Day on which you want the Index Effective Date to occur. Once your Index Effective Date occurs, all Index Options for your Contract will have the same Index Anniversary.
You can change your allocation instructions at any time without fee or penalty. These changes are effective on the Business Day we receive them in Good Order at our Service Center. We accept changes to allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change these allocation instructions on your behalf. However, we must receive allocation instruction changes (which will transfer your Index Option Values) in Good Order at our Service Center before the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day). Changes to your allocation instructions will transfer existing Index Option Values on the Term End Date.
We notify you at least 30 days in advance of each Index Anniversary as a reminder that on the upcoming anniversary you may transfer Index Option Value between Index Options. In order to make a transfer between Index Options, you must provide us with allocation instruction changes in Good Order. For more information, see the “Electronic Allocation Instructions” discussion next in this section. On each Term End Date, if we have not received allocation instruction changes from you, all assets invested continue to be invested in the same Index Options with new Term Start Dates at the renewal Trigger Rates, Caps, and Participation Rates.
We can add new Crediting Methods, Terms, and Indexes to your Contract in the future, and you can allocate Purchase Payments or transfer Contract Value to them on the Term Start Date after we make them available to you. Once we add a Crediting Method to your Contract we cannot remove it, or change how it calculates Performance Credits. If we add a new Index Option to your Contract, we cannot change its Buffer or Floor after it is established. For a new Index Option, the minimum Buffer is 5% and the minimum Floor is -25%. However, we can change the renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates associated with any Index Option on each Term Start Date subject to the guaranteed minimums.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

● In order to apply Purchase Payments we receive after the Index Effective Date to your selected Index Option(s) on the next Index Anniversary, we must receive them before the end of the Business Day on the Index Anniversary (or
before the end of the prior Business Day if the anniversary is a non-Business Day).

● Purchase Payments we hold in the Variable Option before transferring them to your selected Index Options are subject to Contract fees and expenses (e.g. product fee, contract maintenance charge), and market risk and may lose value.

Electronic Allocation Instructions
We use reasonable procedures to confirm that electronic allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record telephone instructions and log all fax, email and website instructions. We reserve the right to deny any allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.
Free Look/Right To Examine Period
If you change your mind about the Contract, you can cancel it within the free look period stated on the first page of your Contract. In most states, this is ten calendar days after you receive the Contract. If you cancel your Contract during the free look period, in most states we return your Contract Value as of the Business Day we receive your cancellation request in Good Order. This may be more or less than your initial Purchase Payment. In states that require us to return Purchase Payments less withdrawals if you cancel your Contract, we return Contract Value if greater.
IRA Contracts require us to return Purchase Payments less withdrawals. If you cancel your IRA Contract, we return the greater of Purchase Payments less withdrawals or Contract Value.
If your cancellation request occurs after the Index Effective Date, your Contract Value will include the Daily Adjustment, which may be negative.
Some states and certain IRA Contracts require return of Purchase Payments. For these Contracts, we reserve the right to hold your initial Purchase Payment in the Variable Option until the free look period ends, and then re-allocate your Contract Value, less fees and expenses, according to your allocation instructions. If we exercise this right, the Contract Value we use to determine your refund amount on a cancellation request will not include the Daily Adjustment as the Index Effective Date will not yet have occurred. Currently we only exercise this right on certain Contracts issued in California as noted in Appendix F. If we hold your initial Purchase Payment in the Variable Option during the free look period and the requested Index Effective Date would occur during this time, we change your Index Effective Date to the next Business Day after the free look period that is not the 29th, 30th, or 31st of the month. Then, if you:
●
cancel your Contract during this time, we return the greater of Purchase Payments less withdrawals and less any investment advisory fees deducted from your Contract if you authorize your Financial Professional’s firm to receive these fees, or Contract Value. We do not apply a MVA or deduct any other Contract fees or expenses if you cancel your Contract during the free look period.
●
do not cancel your Contract during this time, we re-allocate your Contract Value to the Index Options according to your allocation instructions on the Index Effective Date.
In the Contract, the free look provision is also called the right to examine.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

4. Valuing Your Contract
Your Contract Value is the total of the Variable Account Value and all Index Option Values.
Variable Account Value increases when….	Variable Account Value decreases when….
• we hold assets in the Variable Option on an interim basis
before transferring them to your selected Index Option(s), or due to a Contract Value increase associated with the death of a Determining Life, or
• there is positive Fund performance

• you take assets out of the Variable Option by withdrawal,
• we transfer assets held in the Variable Option on an interim basis to your selected Index Option(s) according to allocation instructions,
• there is negative Fund performance, or
• we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract

Contract fees and expenses we deduct from the Variable Option include the product fee, rider fee, and contract maintenance charge as described in section 6, Expenses. Investment advisory fees you authorize your Financial
Professional’s firm to receive from the Contract are described in section 1, The Contract.

The Variable Option does not provide any protection against loss of principal. You can lose principal and previous earnings for Purchase Payments held in the Variable Option. These losses can be significant.
Index Option Values increase when….	Index Option Values decrease when….
• you add assets to an Index Option by Purchase Payment,
make allocation instruction changes that transfer Contract
Value, or request an Early Reallocation into the Index Option,
• we transfer assets held in the Variable Option on an interim basis to your selected Index Option according to allocation
instructions, or
• you receive a positive Performance Credit or Daily Adjustment

• you take assets out of an Index Option by
withdrawal (including any MVA), make allocation instruction
changes that transfer Contract Value, or request an Early
Reallocation out of the Index Option,
• you receive a negative Performance Credit or Daily
Adjustment, or
• we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract

Contract fees and expenses we deduct from the Index Options include the product fee, rider fee, and contract maintenance charge as described in section 6, Expenses. Investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract are described in section 1, The Contract.

We apply transfers of Contract Value and Purchase Payments to the Index Options on the Index Effective Date and Index Anniversaries. We apply Performance Credits to the Index Options on the Term End Dates. Contract expenses are deducted at different times during the Index Year as stated in section 6, Expenses. We pay investment advisory fees to your Financial Professional's firm upon written request as stated in section 1, The Contract. The Daily Adjustment applies on any Business Day other than the Term Start Date or the Term End Date.
Performance Credits are subject to the applicable Buffer, Floor, Trigger Rate, Cap, and/or Participation Rate. Positive Performance Credits are not guaranteed. Performance Credits can be negative after application of the 10%, 20%, or 30% Buffer for any Index Option with the Index Dual Precision Strategy, Index Precision Strategy, or Index Performance Strategy; or negative down to the -10% Floor for any Index Option with the Index Guard Strategy. A negative Performance Credit means that you can lose principal and previous earnings. These losses can be significant.
We require that the Contract Value after a partial withdrawal must be at least $2,000.* We treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.
*
Does not apply to Income Payments or RMD payments under our minimum distribution program.
Determining Variable Account Value
The Separate Account holds Purchase Payments held in the Variable Option before we transfer them to the Index Options. The Variable Option is a subaccount of the Separate Account and is the only variable investment option under the Contract. The Variable Option invests exclusively in the shares of the AZL Government Money Market Fund.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

We convert amounts allocated to the Variable Option into subaccount accumulation units. The daily value of a unit in the Variable Option (accumulation unit value) is based, in part, on the daily net asset value of the Fund. The Fund's net asset value reflects the performance of the Fund's portfolio and the deduction of the Fund's operating expenses. The accumulation unit value also reflects the deduction of certain charges under the Contract, as described below. The accumulation unit value for the Variable Option is typically determined at the end of each Business Day. Purchase Payments received by us before the end of a Business Day will be priced based on the accumulation unit value calculated at the end of that Business Day. Any such Purchase Payments received by us at or after the end of a Business Day will be priced based on the accumulation unit value calculated at the end of the next Business Day.
We calculate your Variable Account Value at the end of each Business Day by multiplying the number of accumulation units attributable to your Contract by the accumulation unit value for that Business Day.
On the Issue Date, the number of accumulation units attributable to your Contract is equal to the amount allocated to the Variable Option divided by its accumulation unit value. At the end of each Business Day, the number of subaccount accumulation units:
●
increases when:
−
we hold assets in the Variable Option on an interim basis before transferring them to your selected Index Option(s), or due to a Contract Value increase associated with the death of a Determining Life; and
●
decreases when:
−
you remove assets from the Variable Option by taking a withdrawal, or
−
we transfer assets held in the Variable Option on an interim basis to your selected Index Option(s) according to allocation instructions, or we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
We arbitrarily set the initial accumulation unit value for the Variable Option. At the end of each Business Day, we determine the new accumulation unit value for the Variable Option by multiplying the prior Business Day’s accumulation unit value by the Fund’s percentage change in price (which is the change in net asset value) since the prior Business Day. The percentage change in price includes the Fund’s market performance.
Example
●
We receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
●
When the New York Stock Exchange closes on that Business Day, we determine that the accumulation unit value is $13.25 for the Variable Option.
●
We then divide $3,000 by $13.25 and credit your Contract that night with 226.415094 subaccount accumulation units for the Variable Option.
How the Crediting Methods Work
The Index Protection Strategy with Trigger provides a Performance Credit equal to the Trigger Rate if the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return. If the current Index Value is less than it was on the Term Start Date, the Performance Credit is zero.
The Index Protection Strategy with Cap provides a Performance Credit.
●
If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap.
●
If the Index Value on the Term End Date is equal to or less than the Index Value on the Term Start Date, the Performance Credit is zero.
The Index Dual Precision Strategy provides a Performance Credit.
●
You receive a Performance Credit equal to the Trigger Rate if the Index Value on the Term End Date is:
−
equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return.
−
less than the Index Value on the Term Start Date and the loss is less than or equal to the 10%, 20%, or 30% Buffer.
−
We apply the Trigger Rate for the entire Term length; we do not apply the Trigger Rate annually on a 3-year or 6-year Term Index Option.
●
If the Index Return is negative and the loss is greater than the 10%, 20%, or 30% Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the 10%, 20%, or 30% Buffer. You participate in any losses beyond the 10%, 20%, or 30% Buffer.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

●
There are restrictions on the availability of the Buffers, based on Issue Date, as discussed in “Overview of the Contract – What Are the Phases of the Contract?”.
The Index Precision Strategy provides a Performance Credit.
●
If the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return, the Performance Credit is equal to the Trigger Rate.
●
If the Index Return is negative and the loss is:
−
less than or equal to the 10% Buffer, the Performance Credit is zero. We absorb any loss up to the 10% Buffer.
−
greater than the 10% Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. You participate in any losses beyond the 10% Buffer.
The Index Guard Strategy provides a Performance Credit.
●
If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap.
●
If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.
●
If the Index Return is negative, the negative Performance Credit is equal to the negative Index Return down to the -10% Floor. You participate in any losses down to the -10% Floor. We absorb any negative Index Return beyond the -10% Floor.
The Index Performance Strategy provides a Performance Credit.
●
If the Index Return is positive, the Performance Credit is equal to:
−
the Index Return up to the Cap for a 1-year Term. If the 1-year Term is uncapped, the Performance Credit is equal to the Index Return.
−
the Index Return multiplied by the Participation Rate, up to the Cap for a 3-year or 6-year Term. If the 3-year or 6-year Term is uncapped, the Performance Credit is equal to the Index Return multiplied by the Participation Rate. We apply the Participation Rate and Cap for the entire Term length; we do not apply the Participation Rate and Cap annually on a 3-year or 6-year Term.
●
If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.
●
If the Index Return is negative and the loss is:
−
less than or equal to the 10%, 20%, or 30% Buffer, the Performance Credit is zero. We absorb any loss up to the 10%, 20%, or 30% Buffer. We apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year or 6-year Term Index Option.
−
greater than the 10%, 20%, or 30% Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the 10%, 20%, or 30% Buffer. You participate in any losses beyond the 10%, 20%, or 30% Buffer.
−
There are restrictions on the availability of the Buffers, based on Issue Date, as discussed in “Overview of the Contract – What Are the Phases of the Contract?”.
● The Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance
Strategy allow negative Performance Credits. A negative Performance Credit means you can lose principal and previous earnings. The maximum potential negative Performance Credit is: -90% with a 10% Buffer; -80% with a
20% Buffer; -70% with a 30% Buffer; and -10% with the Floor.

● Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term.

● If an Index Performance Strategy Index Option is “uncapped” for one Term (i.e., we do not declare a Cap for that Term) it does not mean that we will not declare a Cap for it on future Term Start Dates. On the next Term
Start Date we can declare a Cap for the next Term, or declare it to be uncapped.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Comparing Crediting Methods
The Crediting Methods have different risk and return potentials.
What is the asset protection?
Index Protection Strategy with Trigger	• Most protection. • If the Index loses value, the Performance Credit is zero. You do not receive a negative Performance Credit.
Index Protection Strategy with Cap	• Most protection. • If the Index loses value, the Performance Credit is zero. You do not receive a negative Performance Credit.
Index Dual Precision Strategy
• Less protection than the Index Protection Strategy with Trigger, Index Protection Strategy with Cap, and Index Guard Strategy. Protection on the Index Dual Precision Strategy 1-year Term is equal to or greater than what is available with the Index Precision Strategy depending on the Index Option. Offers the same protection levels as the Index Performance Strategy.
• Buffer absorbs 10%, 20%, or 30% of loss, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small or moderate negative market movements within the applicable 10%, 20%, or 30% Buffer result in a positive Performance Credit. In a period of extreme negative market performance, the risk of loss is greater with the Index Dual
Precision Strategy than with the Index Guard Strategy.
• In extended periods of moderate to large negative market performance, 3-year and 6-year Terms may provide less protection than the 1-year Terms because, in part, the Buffer is applied over a longer period of time.

Index Precision Strategy
• Less protection than the Index Protection Strategy with Trigger, Index Protection Strategy with Cap, and Index Guard Strategy. Protection may be equal to or less than what is available with the Index
Dual Precision Strategy and Index Performance Strategy depending on the Index Option.
• Buffer absorbs 10% of loss, but you receive a negative Performance Credit for losses greater than
10%.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the 10% Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Precision Strategy than with the Index Guard Strategy.

Index Guard Strategy
• Less protection than the Index Protection Strategy with Trigger and Index Protection Strategy with
Cap, but more than Index Dual Precision Strategy, Index Precision Strategy, and Index Performance
Strategy.
• Permits a negative Performance Credit down to the -10% Floor.
• Protection from significant losses.
• More sensitive to smaller negative market movements that persist over time because the -10% Floor reduces the impact of large negative market movements.
• In an extended period of smaller negative market returns, the risk of loss is greater with the Index
Guard Strategy than with the Index Dual Precision Strategy, Index Precision Strategy, and Index
Performance Strategy.
• Provides certainty regarding the maximum loss in any Term.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

What is the asset protection?
Index Performance Strategy
• Less protection than the Index Protection Strategy with Trigger, Index Protection Strategy with Cap, and Index Guard Strategy. 1-year Term Index Options with a 10% Buffer provide the same protection as the Index Precision Strategy. The 20% and 30% Buffers provide more protection than what is available with the Index Precision Strategy. Offers the same protection levels as the Index Dual
Precision Strategy.
• Buffer absorbs 10%, 20%, or 30% of loss depending on the Index Option you select, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small or moderate negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Performance Strategy than with the Index Guard Strategy.
• In extended periods of moderate to large negative market performance, 3-year and 6-year Terms may provide less protection than the 1-year Terms because, in part, the Buffer is applied over a longer period of time.

What is the growth opportunity?
Index Protection Strategy with Trigger
• Growth opportunity limited by the Trigger Rates.
• May perform best in periods of small positive market movements relative to the other Crediting
Methods, because such small positive market movements may result in positive Performance Credits that are greater than the Index Return while also providing complete protection from any Index losses.
• These Trigger Rates will generally be less than Caps, and Index Precision Strategy's Trigger Rates.
Growth opportunity may be more or less than the Index Dual Precision Strategy depending on Trigger
Rates.

Index Protection Strategy with Cap
• Growth opportunity limited by the Caps.
• May perform best in periods of small positive market movements relative to the other Crediting
Methods, because such small positive market movements would result in positive Performance
Credits while also providing complete protection from any Index losses.
• Generally more growth opportunity than the Index Protection Strategy with Trigger, but less than the
Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. Growth opportunity may be more or less than the Index Dual Precision Strategy depending on Caps and Trigger Rates.
• Caps will generally be greater than the Trigger Rates for Index Protection Strategy with Trigger, but less than Index Precision Strategy's Trigger Rates, and less than the Caps for the Index Guard
Strategy and Index Performance Strategy. These Caps may be greater or less than Index Dual
Precision Strategy's Trigger Rates.

Index Dual Precision Strategy
• Growth opportunity limited by the Trigger Rates. We do not apply the Trigger Rate annually on 3-year and 6-year Term Index Options.
• May perform best in periods of small or moderate negative market movements as it provides a positive Performance Credit in these environments while other Crediting Methods do not.
• Generally, 1-year Term Index Options have less growth opportunity than the Index Precision Strategy and the 1-year Term Index Options on the Index Performance Strategy.
• Generally, 3-year and 6-year Term Index Options have less growth opportunity than the 3-year and
6-year Term Index Options on the Index Performance Strategy.
• Growth opportunity may be more or less than the Index Protection Strategy with Trigger, Index
Protection Strategy with Cap, and Index Guard Strategy depending on Trigger Rates and Caps.

Index Precision Strategy
• Growth opportunity limited by the Trigger Rates.
• May perform best in periods of small positive market movements.
• Generally more growth opportunity than the Index Protection Strategy with Trigger, Index Protection
Strategy with Cap, and Index Dual Precision Strategy. However, less growth opportunity than the
Index Dual Precision Strategy during periods of small or moderate negative market movements.
• Growth opportunity may be more or less than the Index Guard Strategy or Index Performance
Strategy depending on Trigger Rates and Caps.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

What is the growth opportunity?
Index Guard Strategy
• Growth opportunity limited by the Caps.
• May perform best in a strong market.
• Growth opportunity that generally may be matched or exceeded only by the Index Performance
Strategy. However, growth opportunity may be more or less than the Index Dual Precision Strategy,
Index Precision Strategy, or Index Performance Strategy depending on Trigger Rates and Caps.

Index Performance Strategy
• Growth opportunity limited by the Caps and/or Participation Rates. We do not apply the Cap annually on 3-year and 6-year Term Index Options. If we do not declare a Cap for an Index Option, there is no maximum limit on the positive Index Return for that Index Option. In addition, you can receive more than the positive Index Return if the Participation Rate applies and is greater than its 100% minimum. However, the Participation Rate cannot boost Index Returns beyond a declared Cap.
• May perform best in a strong market.
• 1-year Term with 10% Buffer Index Options, 3-year Term with 10% or 20% Buffer Index Options, and
6-year Term with 10% or 20% Buffer Index Options have the most growth opportunity.
• Growth opportunity for the 1-year Term with 20% or 30% Buffer may be less than the Index Dual
Precision Strategy 1-year Term, Index Precision Strategy, and Index Guard Strategy depending on
Trigger Rates and Caps.

What can change within a Crediting Method?
Index Protection Strategy with Trigger	• Renewal and Early Reallocation Trigger Rates for existing Contracts can change on each Term Start Date. – 1-year Term has a 0.50% minimum Trigger Rate.
Index Protection Strategy with Cap	• Renewal and Early Reallocation Caps for existing Contracts can change on each Term Start Date. – 1-year Term has a 0.50% minimum Cap.
Index Dual Precision Strategy
• Renewal and Early Reallocation Trigger Rates for existing Contracts can change on each Term Start
Date.
– 1-year Term with 10%, 20%, or 30% Buffer has a 3% minimum Trigger Rate.
– 3-year Term with 10% or 20% Buffer has a 4% minimum Trigger Rate.
– 6-year Term with 10% or 20% Buffer has an 8% minimum Trigger Rate.
• The 10%, 20%, or 30% Buffers for the currently available Index Options cannot change. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

Index Precision Strategy
• Renewal and Early Reallocation Trigger Rates for existing Contracts can change on each Term Start
Date.
– 1-year Term has a 3% minimum Trigger Rate.
• The 10% Buffers for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

Index Guard Strategy
• Renewal and Early Reallocation Caps for existing Contracts can change on each Term Start Date.
– 1-year Term has a 3% minimum Cap.
• The -10% Floors for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract after the Issue Date, we establish the Floor for it on the date we add the
Index Option to your Contract. The minimum Floor is -25% for a new Index Option.

Index Performance Strategy
• Renewal and Early Reallocation Caps and/or Participation Rates for existing Contracts can change on each Term Start Date.
– 1-year Term with 10%, 20%, or 30% Buffer has a 3% minimum Cap.
– 3-year Term with 10% or 20% Buffer has a 5% minimum Cap, and 100% minimum Participation
Rate.
– 6-year Term with 10% or 20% Buffer has a 10% minimum Cap, and 100% minimum Participation
Rate.
• The 10%, 20%, and 30% Buffers for the currently available Index Options cannot change. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

• For any Index Option with the Index Dual Precision Strategy, Index Precision Strategy, or Index Performance
Strategy, you participate in any negative Index Return in excess of the Buffer, which reduces your Contract Value.
For example, for a 10% Buffer we absorb the first -10% of Index Return and you could lose up to 90% of the Index
Option Value. However, for any Index Option with the Index Guard Strategy, we absorb any negative Index Return in excess of the -10% Floor, so your maximum loss is limited to -10% of the Index Option Value due to negative
Index Returns.

• Trigger Rates, Caps, and Participation Rates as set by us from time-to-time may vary substantially based on market conditions. However, in extreme market environments, it is possible that all Trigger Rates, Caps, and Participation
Rates will be reduced to their respective minimums of 0.50%, 3%, 4%, 5%, 8%, 10%, or 100% as stated in the table above.

• If your Contract is within its free look period you may be able to take advantage of any increase in initial Trigger
Rates, Caps, and/or Participation Rates by cancelling your Contract and purchasing a new Contract.

• If the initial Trigger Rates, Caps, and/or Participation Rates available on the Index Effective Date are not acceptable you have the following options.
– Cancel your Contract if you are still within the free look period.
– Request to extend your Index Effective Date if you have not reached your first Quarterly Contract Anniversary.
– If the free look period has expired, request a full withdrawal and receive the Cash Value. This withdrawal is subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. If this occurs on or before the Index Effective Date, the Daily Adjustment and MVA do not apply. If this occurs after the Index Effective Date, you are subject to the Daily Adjustment and MVA.

• Trigger Rates, Caps, and Participation Rates can be different from Index Option to Index Option. For example,
Caps for the Index Performance Strategy 1-year Terms can be different between the S&P 500® Index and the
Nasdaq-100® Index; and Caps for the S&P 500® Index can be different between 1-year, 3-year, and 6-year Terms on the Index Performance Strategy, and between the 1-year Terms for the Index Guard Strategy and Index Performance
Strategy. Initial, renewal, and Early Reallocation rates may also be different from Contract-to-Contract. For example, assume that on August 3, 2023 we set Caps for the Index Performance Strategy 1-year Term with 10% Buffer using the S&P 500® Index as follows:

– 13% initial rate and 12% Early Reallocation rate for new Contracts issued in 2023,
– 14% renewal rate and 14% Early Reallocation rate for existing Contracts issued in 2022, and
– 12% renewal rate and 13% Early Reallocation rate for existing Contracts issued in 2021.
Bar Chart Examples of Crediting Method Performance
The following hypothetical examples show conceptually how the Crediting Methods might work on the Term End Date in different market environments and assume no change in the hypothetical Trigger Rates, Caps, and/or Participation Rates. All values below are for illustrative purposes only. The examples do not reflect any Trigger Rates, Caps, and/or Participation Rates that may actually apply to a Contract. The examples do not predict or project the actual performance of the Index Advantage Income ADV®. Although an Index or Indexes will affect your Index Option Values, the Index Options do not directly participate in any stock or equity investment and are not a direct investment in an Index. The Index Values do not include the dividends paid on the stocks comprising an Index. An allocation to an Index Option is not a purchase of shares of any stock or index fund. These examples do not reflect any withdrawals taken before the Term End Date, or deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

# A closer look at the Index **Protection** Strategy with Trigger and Index **Protection** Strategy with Cap: 1-Year Term

**PERFORMANCE POTENTIAL with a Trigger ...**

4%
Trigger
Rate
0%
1%
4%
14%
4%

**POSSIBLE OUTCOME 1:**

If the annual Index Return is **zero or positive, which means the value of the Index remained the same or increased,** the entire Trigger Rate would be applied.

**POSSIBLE OUTCOME 2:**

If the annual Index Return is **positive and exceeds the Trigger Rate,** the Trigger Rate would be applied.

**PERFORMANCE POTENTIAL with a Cap ...**

5%
Cap
0%
1%
1%
14%
5%

**POSSIBLE OUTCOME 3:**

If the annual Index Return is **positive, but less than the declared Cap,** the annual Performance Credit would be equal to the Index Return.

**POSSIBLE OUTCOME 4:**

If the annual Index Return **exceeds the declared Cap,** a Performance Credit equal to the Cap would be applied.

**... and a level of PROTECTION**

0%
-7%
0%
-14%
0%

**POSSIBLE OUTCOME 5:**

If the annual Index Return is **negative, there would be no Trigger Rate or Performance Credit and no loss of principal** due to negative Index Returns.

Index Return | Performance Credit % | Trigger Rate

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

# A closer look at the Index **Dual Precision** Strategy: 1-Year Term, 3-Year Term, and 6-Year Term

**PERFORMANCE POTENTIAL with ...**

8%
Trigger Rate
0%
6%
8%
10%
8%

**POSSIBLE OUTCOME 1:**

If the Index Return is **zero or positive, which means the value of the index remained the same or increased,** the entire Trigger Rate would be applied.

**POSSIBLE OUTCOME 2:**

If the Index Return is **positive, and exceeds the Trigger Rate,** the Trigger Rate would be applied.

**... a level of PROTECTION**

(**10%, 20%,** or **30% Buffer** can be selected for 1-Year Term)
(**10%** or **20% Buffer** can be selected for 3- or 6-Year Term)

0%
10%
Buffer
8%
-6%
-14%
-4%

**POSSIBLE OUTCOME 3:**

If the Index Return is **negative, but within the Buffer,** the Trigger Rate would be applied.

**POSSIBLE OUTCOME 4:**

If the Index Return is **negative and exceeds the Buffer,** there would be a negative Performance Credit equal to the amount of the negative returns in excess of the Buffer.

■ Index Return ■ Performance Credit %

# A closer look at the Index **Precision** Strategy: 1-Year Term

## PERFORMANCE POTENTIAL with ...

10%
Trigger
Rate
0%
4%
10%
16%
10%

**POSSIBLE OUTCOME 1:**

If the annual Index Return is **zero or positive, which means the value of the Index remained the same or increased,** the entire Trigger Rate would be applied.

**POSSIBLE OUTCOME 2:**

If the annual Index Return is **positive, and exceeds the Trigger Rate,** the Trigger Rate would be applied.

Index Return    Performance Credit %

## ... a level of PROTECTION

0%
10%
Buffer
-7%
0%
-14%
-4%

**POSSIBLE OUTCOME 3:**

If the annual Index Return is **negative, but within the 10% Buffer,** there would be no Performance Credit.

**POSSIBLE OUTCOME 4:**

If the annual Index Return is **negative and exceeds the 10% Buffer,** there would be a negative Performance Credit equal to the amount of negative returns in excess of the Buffer.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

# A closer look at the Index **Guard** Strategy: 1-Year Term

**PERFORMANCE POTENTIAL with ...**

12%
Cap
0%
10%
10%
16%
12%

**POSSIBLE OUTCOME 1:**
If the annual Index Return is **positive, but less than the declared Cap**, the annual Performance Credit would be equal to the Index Return.

**POSSIBLE OUTCOME 2:**
If the annual Index Return **exceeds the declared Cap**, a Performance Credit equal to the Cap would be applied.

**... a level of PROTECTION**

**POSSIBLE OUTCOME 3:**
If the annual Index Return is **negative, but is within the -10% Floor**, there would be a negative Performance Credit equal to the Index Return.

**POSSIBLE OUTCOME 4:**
If the annual Index Return is **negative and below the -10% Floor**, the negative Performance Credit would be limited to the -10% Floor.

0%
-10%
Floor
-7%
-7%
-14%
-10%

Index Return    Performance Credit %

# A closer look at the Index **Performance** Strategy: 1-Year Term

**PERFORMANCE POTENTIAL with ...**

**... a level of PROTECTION**
(**10%, 20%,** or **30% Buffer** can be selected)

15% Cap
0%
11%
11%
17%
15%
POSSIBLE OUTCOME 1:
If the annual Index Return is positive, but less than the declared Cap, the annual Performance Credit would be equal to the Index Return.
POSSIBLE OUTCOME 2:
If the annual Index Return exceeds the declared Cap, a Performance Credit equal to the Cap would be applied.
POSSIBLE OUTCOME 3:
If the annual Index Return is negative, but within the Buffer, there would be no Performance Credit.
POSSIBLE OUTCOME 4:
If the annual Index Return is negative and exceeds the Buffer, there would be a negative Performance Credit equal to the amount of negative returns in excess of the Buffer.
0%
-7%
0%
-14%
10% Buffer
-4%
Index Return
Performance Credit %

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Determining Index Option Values
We calculate an Index Option Value for each Index Option at the end of each Business Day. Generally, the Index Option Value is equal to the Index Option Base plus any applicable Daily Adjustment. The Daily Adjustment applies on Business Days other than the Term Start Date or the Term End Date. The Daily Adjustment can be positive or negative and is discussed in section 6, Expenses and Adjustments - Daily Adjustment.
On the first Term Start Date, both the Index Option Value and the Index Option Base for each of your selected Index Options are initially equal to the amount of:
●
any Purchase Payment received that day which you allocated to that Index Option, and
●
any Contract Value transferred into that Index Option.
At the end of each subsequent Business Day for each selected Index Option, we first either apply:
●
the Daily Adjustment if this is not the Term End Date, or
●
a Performance Credit if this is the Term End Date.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

We calculate Performance Credits as described under “Calculating Performance Credits” in this section and apply them as follows:
●
We multiply each Index Option Base by its Performance Credit and add this amount to its Index Option Base.
●
Then we set each Index Option Value equal to its new Index Option Base.
Lastly, we increase and/or decrease each Index Option Base and Index Option Value for additional Purchase Payments, transfers, partial withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
●
Additional Purchase Payments received on the Term End Date and allocated to this Index Option, and transfers of Variable Account Value or Index Option Value into this Index Option, increase these values by the dollar amount allocated or transferred.
●
Transfers out of this Index Option reduce these values by the dollar amount removed from the Index Option.
●
Partial withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract reduce these values by the dollar amount withdrawn from the Index Option.
−
We deduct partial withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract from the Index Options proportionately based on the percentage of Contract Value in each Index Option using values determined at the end of the Business Day before we process the withdrawal or deduct the Contract expense.
−
We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value.
Example
●
Your Contract Value is $100,000 and you selected two Index Options. The first Index Option has an Index Option Value of $75,000 and an Index Option Base of $72,000. The second Index Option has an Index Option Value of $25,000 and an Index Option Base of $22,000. You take a $10,000 partial withdrawal (including any MVA).
●
This partial withdrawal reduces your Index Option Value by the percentage of Contract Value in each Index Option (Index Option Value ÷ Contract Value).
−
For the first Index Option this percentage is 75% ($75,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $7,500 ($10,000 x 75%). For the second Index Option this percentage is 25% ($25,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $2,500 ($10,000 x 25%).
●
We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value (amount withdrawn from Index Option Value ÷ Index Option Value).
−
For the first Index Option this percentage is 10% ($7,500 ÷ $75,000) and the $10,000 partial withdrawal reduces this value by $7,200 ($72,000 x 10%). For the second Index Option this percentage is also 10% ($2,500 ÷ $25,000) and the $10,000 partial withdrawal reduces this value by $2,200 ($22,000 x 10%).
●
Deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract also reduce these values proportionately in the same way as a partial withdrawal.
	First Index Option		Second Index Option
	Index Option Value	Index Option Base	Index Option Value	Index Option Base
Prior to partial withdrawal	$ 75,000	$ 72,000	$ 25,000	$ 22,000
$10,000 partial withdrawal	– $7,500	– $7,200	– $2,500	– $2,200
After partial withdrawal	$ 67,500	$ 64,800	$ 22,500	$ 19,800

● Amounts removed from the Index Options during the Term for partial withdrawals you take and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial
Professional’s firm to receive from the Contract do not receive a Performance Credit on the Term End Date.
However, the remaining amount in the Index Options is eligible for a Performance Credit on the Term End Date.

● You cannot specify from which Index Option or the Variable Option we deduct Contract fees and expenses; we deduct Contract fees and expenses from each Index Option and the Variable Option proportionately based on its percentage of Contract Value.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Calculating Performance Credits
We base Performance Credits on Index Values and Index Returns. We measure Index Values on the Term Start Date and Term End Date using the Index’s price at the end of the Business Day as provided by Bloomberg or another market source if Bloomberg is not available. If the Term Start Date or Term End Date is a non-Business Day we use the next Business Day’s Index price. If you select the EURO STOXX 50®, we determine Index Returns without any exchange rate adjustment. Because we calculate Index Returns only on Term End Dates, the Index Return does not necessarily reflect the highest or lowest Index Values that occurred during the Term.
Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Protection Strategy with Trigger 1-year Term	Performance Credit is zero.	Performance Credit is equal to the Trigger Rate set on the Term Start Date.
Index Protection Strategy with Cap 1-year Term	Performance Credit is zero.
Performance Credit is equal to the Index Return up
to the Cap set on the Term Start Date.
Assume the Cap is 5%. If the Index Return is…
• 0%, the Performance Credit is zero.
• 4%, the Performance Credit is 4%.
• 12%, the Performance Credit is 5%.

Index Dual Precision
Strategy 1-year Term
• For Contracts issued
before November 14,
2023, the Index Dual
Precision Strategy is not
available.
• For Contracts issued
from November 14, 2023,
to April 30, 2024, only
the 10% Buffer is
available.
• For Contracts issued
since May 1, 2024, the
10%, 20%, and 30%
Buffers are available.

Performance Credit is equal to the Trigger Rate if the
negative Index Return is less than or equal to the
10%, 20%, or 30% Buffer. However, if the negative
Index Return is greater than the 10%, 20%, or 30%
Buffer you receive a Performance Credit equal to the
negative Index Return in excess of the applicable
Buffer.
Assume you select a 1-year Term Index Option with
10% Buffer. If the Index Return for the year is…
• -8%, the Performance Credit is equal to the Trigger
Rate set on the Term Start Date.
• -12%, the Performance Credit is -2%.
Instead assume you select a 1-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is equal to the
Trigger Rate set on the Term Start Date.
• -24%, the Performance Credit is -4%.
Instead assume you select a 1-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is equal to the
Trigger Rate set on the Term Start Date.
• -36%, the Performance Credit is -6%.
Performance Credit is equal to the Trigger Rate set on the Term Start Date.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Dual Precision Strategy 3-year Term with 10% or 20% Buffer • For Contracts issued before November 5, 2024, the Index Dual Precision Strategy 3-year Term is not available.
Performance Credit is equal to the Trigger Rate if the
negative Index Return is less than or equal to the
10% or 20% Buffer. However, if the negative Index
Return is greater than the 10% or 20% Buffer you
receive a Performance Credit equal to the negative
Index Return in excess of the applicable Buffer.
Assume you select a 3-year Term Index Option with
10% Buffer. If the Index Return for the Term is…
• -8%, the Performance Credit is equal to the Trigger
Rate set on the Term Start Date.
• -12%, the Performance Credit is -2%.
Instead assume you select a 3-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is equal to the
Trigger Rate set on the Term Start Date.
• -24%, the Performance Credit is -4%.
Performance Credit is equal to the Trigger Rate set on the Term Start Date.
Index Dual Precision Strategy 6-year Term with 10% or 20% Buffer • For Contracts issued before November 5, 2024, the Index Dual Precision Strategy 6-year Term is not available.
Performance Credit is equal to the Trigger Rate if the
negative Index Return is less than or equal to the
10% or 20% Buffer. However, if the negative Index
Return is greater than the 10% or 20% Buffer you
receive a Performance Credit equal to the negative
Index Return in excess of the applicable Buffer.
Assume you select a 6-year Term Index Option with
10% Buffer. If the Index Return for the Term is…
• -8%, the Performance Credit is equal to the Trigger
Rate set on the Term Start Date.
• -12%, the Performance Credit is -2%.
Instead assume you select a 6-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is equal to the
Trigger Rate set on the Term Start Date.
• -24%, the Performance Credit is -4%.
Performance Credit is equal to the Trigger Rate set on the Term Start Date.
Index Precision Strategy 1-year Term	Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. If the Index Return is… • -8%, the Performance Credit is zero. • -12%, the Performance Credit is -2%.	Performance Credit is equal to the Trigger Rate set on the Term Start Date.
Index Guard Strategy 1-year Term	Performance Credit is equal to the negative Index Return subject to the -10% Floor. If the Index Return is… • -8%, the Performance Credit is -8%. • -12%, the Performance Credit is -10%.
Performance Credit is equal to the Index Return up
to the Cap set on the Term Start Date.
Assume the Cap is 8%. If the Index Return is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Performance
Strategy 1-year Term
• For Contracts issued
before November 14,
2023, only the 10%
Buffer is available.
• For Contracts issued
since November 14,
2023, the 10%, 20%, and
30% Buffers are
available.

Performance Credit is equal to the negative Index
Return in excess of the 10%, 20%, or 30% Buffer.
Assume you select a 1-year Term Index Option with
10% Buffer. If the Index Return for the year is…
• -8%, the Performance Credit is zero.
• -12%, the Performance Credit is -2%.
Instead assume you select a 1-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is 0%.
• -24%, the Performance Credit is -4%.
Instead assume you select a 1-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is 0%.
• -36%, the Performance Credit is -6%.

Performance Credit is equal to the Index Return up
to any Cap set on the Term Start Date.
Assume the Cap for the 1-year Term is 8%. If the
Index Return for the year is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%. If instead the
1-year Term is uncapped, the Performance
Credit is 12%.

Index Performance Strategy 3-year Term
Performance Credit is equal to the negative Index
Return in excess of the 10% or 20% Buffer.
Assume you select a 3-year Term Index Option with
10% Buffer. If the Index Return for the Term is…
• -19%, the Performance Credit is -9%.
• -24%, the Performance Credit is -14%.
Instead assume you select a 3-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is 0%.
• -24%, the Performance Credit is -4%.

Performance Credit is equal to the Index Return
multiplied by the Participation Rate, up to any Cap
set on the Term Start Date.
Assume the Participation Rate is 100% and the Cap
is 80%. If the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 80%.
If instead the Participation Rate is 110% and the
3-year Term is uncapped, and the Index Return for
the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 71.5%.
• 90%, the Performance Credit is 99%.

Index Performance
Strategy 6-year Term
• For Contracts issued
before November 14,
2023, only the 10%
Buffer is available.
• For Contracts issued
since November 14,
2023, the 10% and 20%
Buffers are available.

Performance Credit is equal to the negative Index
Return in excess of the 10% or 20% Buffer.
If the Index Return for the Term is…
• -19%, the Performance Credit is -9%.
• -24%, the Performance Credit is -14%.
Instead assume you select a 6-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is 0%.
• -24%, the Performance Credit is -4%.

Performance Credit is equal to the Index Return
multiplied by the Participation Rate, up to any Cap
set on the Term Start Date.
Assume the Participation Rate is 100% and the Cap
is 85%. If the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 85%.
If instead the Participation Rate is 110% and the
6-year Term is uncapped, and the Index Return for
the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 71.5%.
• 90%, the Performance Credit is 99%.

Daily Adjustment
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date. The Variable Option is not subject to the Daily Adjustment.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

The Daily Adjustment can affect the amounts available for withdrawal, Performance Locks, annuitization, payment of the death benefit, and the Contract Value used to determine the Income Payments, RMD payments, Charge Base, contract maintenance charge, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. The Daily Adjustment can be positive or negative. When the Daily Adjustment is positive, your Index Option Value has increased since the Term Start Date. When it is negative, your Index Option Value has decreased (excluding the effect of the deduction of Contract expenses or any partial withdrawal). The Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative.
We calculate the Daily Adjustment for a given Business Day before we deduct any Contract fees or expenses or process any partial withdrawal on that Business Day, including MVA-Free Withdrawals. The Daily Adjustment does not change the Contract fee or expense deducted, or the withdrawal amount; it only changes the Index Option Value from which we deduct the Contract fee or expense, or withdrawal.
The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment takes into account:
(i)
any Index gains during the Term subject to the applicable Trigger Rate, Cap, and/or Participation Rate,
(ii)
for the Index Dual Precision Strategy, any Index losses less than or equal to the 10%, 20%, or 30% Buffer,
(iii)
either any Index losses greater than the 10%, 20%, or 30% Buffer, or Index losses down to the -10% Floor (not applicable to the Index Protection Strategy with Trigger or Index Protection Strategy with Cap), and
(iv)
the number of days until the Term End Date.
The Daily Adjustment does this by using the hypothetical value of a Proxy Investment (Proxy Value) each Business Day, other than the Term Start Date or Term End Date, based on the formulas described in Appendix B. The Proxy Investment provides a current estimated present value of what the Performance Credit will be on the Term End Date taking into account the applicable Buffer, Floor, Trigger Rate, Cap, and/or Participation Rate. The Daily Adjustment is not the actual Index return on the day of the calculation, and the estimated present value Performance Credit is not guaranteed. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. In extreme circumstances, the Daily Adjustment could result in a loss beyond the protection of the 10%, 20%, or 30% Buffer; or -10% Floor. The maximum potential loss from a negative Daily Adjustment is: -99% for the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy; and -35% for the Index Guard Strategy.  Such losses will be greater if the amount withdrawn is also subject to a negative MVA, or is a deduction of Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
A withdrawal taken during the Term may not receive the full benefit of the Buffer or Floor because the Daily Adjustment takes into account what may potentially happen between the withdrawal date and the Term End Date. All other factors being equal, even if the current Index return during the Term is greater than the Cap, or the Trigger Rate for the Index Dual Precision Strategy or Index Precision Strategy, the Daily Adjustment will usually be lower than the Cap or Trigger Rate. For the Index Protection Strategy with Trigger and Index Precision Strategy, even if the current Index return during the Term is greater than or equal to zero, the Daily Adjustment will usually be lower than the Trigger Rate. For the Index Dual Precision Strategy, even if the Index return during the Term is positive, zero, or negative and within the applicable Buffer, the Daily Adjustment will usually be lower than the Trigger Rate. This is because there is a possibility that the Index return could decrease before the Term End Date. Similarly, even though a negative Index return may be within the 10%, 20%, or 30% Buffer for the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy, you still may receive a negative Daily Adjustment because there is a possibility that the Index Return could decrease before the Term End Date. The Daily Adjustment for Index Options with a Term length of more than 1 year may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options due to the Term length. The Index Performance Strategy 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%. Finally, a negative Index return for the Index Guard Strategy may result in you receiving a Daily Adjustment lower than the -10% Floor, because the Daily Adjustment reflects the present value of the Floor and you will not receive the full benefit of the -10% Floor until the Term End Date. A negative Daily Adjustment may cause you to realize loss of principal and previous earnings.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

The Daily Adjustment’s risks (including the impact on Contract Value used to determine Income Payments and Contract fees and charges) are discussed in more detail in Risk Factors – Risk of Negative Returns. The specific details of the Daily Adjustment formula are described in Appendix B and in Exhibit 99 of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99 by calling (800) 624-0197, or visiting our website at www.allianzlife.com.
Performance Locks and Early Reallocations
We must receive a Performance Lock request in Good Order before the end of the current Business Day to lock an Index Option on that day. Otherwise, the Lock Date will occur on the next Business Day that your request is in Good Order. We do not allow Performance Locks to occur on Term End Dates. For requests submitted in writing, we do not consider the request to be received until it arrives at our Service Center. You can continue to request Performance Locks while you are receiving Income Payments. For the Increasing Income payment option, you can continue to request Performance Locks even after your Contract Value reduces to zero as long as your Income Payments continue, or are converted to Annuity Payments.
You (or your Financial Professional, if authorized) can request a Performance Lock based on targets you set. You can set upper and/or lower targets for each Index Option each Term. Setting a target close to the current Index Option Value return (or close to the Daily Adjustment once Contract Value is reduced to zero) may cause a Performance Lock to occur very quickly. You can change or cancel targets at any time before we execute a Performance Lock. Each Index Option’s targets automatically expire on the earlier of the Lock Date, or the last Business Day before the Term End Date. By setting targets you are authorizing us to automatically execute a Performance Lock at the end of the Business Day on the Lock Date upon which the target is reached.
A Performance Lock can be executed once each Term for each Index Option. We will not execute your request for a Performance Lock on the Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options if the Daily Adjustment on the applicable date is zero unless your Contract was issued before May 1, 2023. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This “locked” Index Option Value may be more or less than the “unlocked” Index Option Value that is available for your review on the Lock Date because the unlocked Index Option Value was determined at the end of the prior Business Day. After the Lock Date, the Index Option Value stays in the locked Index Option for the remainder of the Index Year unless you execute an Early Reallocation (if available to you). Early Reallocation is not permitted for Contracts issued before May 1, 2023. If you decide to execute an Early Reallocation, you can execute a Performance Lock and then, at the earliest, execute an Early Reallocation on the same Business Day. When executing both the Performance Lock and Early Reallocation on the same Business Day, your Lock Date is also the Term Start Date for the new Index Option. Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date. For example, assume you selected one Index Option and your Index Option Value available for review in your account today is $20,326. If before the end of the Business Day you request a Performance Lock, today is your Lock Date. If your Index Option Value at the end of the Business Day is $20,250, you will lock in this $20,250 and it will not change until the next Index Anniversary if you do not execute an Early Reallocation. However, if you take a partial withdrawal or when we deduct a Contract fee, expense, or an investment advisory fee you authorize your Financial Professional’s firm to receive from the Contract, we deduct these amounts proportionately from the Index Option Values, which will decrease any locked Index Option Value. On the next Index Anniversary that occurs on or immediately after the Lock Date, all locked Index Options will be unlocked, we will transfer the locked Index Option Value according to your instructions, and Daily Adjustments will again apply for the new Term. If you do not provide us with transfer instructions, the Index Option Value will remain in the same Index Option with a new Term Start Date subject to the renewal Trigger Rate, Cap, or Participation Rate for the new Term.
A Performance Lock can help eliminate doubt about future Index performance and possibly limit the impact of a negative Performance Credit you would otherwise receive on an Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option. Because we transfer assets out of a locked Index Option on the Index Anniversary that occurs on or immediately after the Lock Date, executing a Performance Lock can also allow you to transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date if you execute the lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. If the Index Anniversary occurs on a non-Business Day, the Performance Lock must be executed before the end of the prior Business Day in order to transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date. Executing an Early Reallocation on a locked Index Option can also allow you to transfer assets out of an Index Option before the

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Term End Date. The disadvantage of executing a Performance Lock is that the relevant Index Value could increase by the Term End Date, and you will not participate in that increase. In addition, if you execute a Performance Lock on an Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option, you may receive less than the full protection of the Buffer or Floor that you would have received if you waited for us to apply the Performance Credit on the Term End Date.
You can also transfer assets out of a locked Index Option by requesting an Early Reallocation. However, Early Reallocation is not permitted for Contracts issued before May 1, 2023. Executing an Early Reallocation will result in the remainder of the Index Year, from the date you execute the Early Reallocation, being added to the Term length. For example, assume you are allocated to a 1-year Term Index Option and eight months into the Term you execute a Performance Lock. If at the end of the Term’s tenth month you execute an Early Reallocation and choose a new 1-Year Term Index Option, we add the remaining two months of the Index Year to the new 1-year Term Index Option, making the new Term length 14 months.
Please note that executing an Early Reallocation will not change your allocation instructions. If you want to change your allocation instructions when you request an Early Reallocation, you must submit separate requests for both changes.
Early Reallocation Restrictions
●
We do not accept Early Reallocation requests within 14 calendar days before an Index Anniversary.
●
You are limited to two Early Reallocation requests each Index Year. However, each request can involve one or more locked Index Options.
After you exercise a Performance Lock, the Index Option Value stays in the locked Index Option for the remainder of the Index Year unless you execute an Early Reallocation (if available to you). However, after executing a Performance Lock, you can execute an Early Reallocation as early as the same Business Day. When executing both the Performance Lock and the Early Reallocation on the same Business Day, your Lock Date is also the Term Start Date for the new Index Option.
After your second Early Reallocation request in an Index Year, any locked Index Options will remain locked until the next Index Anniversary. These limitations mean you may not be able to take advantage of any increases to Early Reallocation rates, or any advantageous changes to Index values.
For example, assume your Index Anniversary occurs on January 1st, and by June 15th you have locked four Index Options. You could submit an Early Reallocation request on July 17th for one Index Option, and a second request on August 14th for two more Index Options. However, after August 14th we will not accept any additional Reallocation Request for the remainder of the Index Year, so any remaining locked Index Option will stay locked until the next Index Anniversary. Although you are unable to execute an Early Reallocation for the remainder of the Index Year, you can continue to execute Performance Locks on any unlocked Index Options.
Example – Early Reallocation Transfers Out of a Locked Index Option
●
Assume your current allocation is 100% to a 1-year Term Index Option with a Term Start Date of August 1, 2024, and Term End Date of August 1, 2025.
●
If you do not request a Performance Lock or Early Reallocation, and make no change to your allocation instructions, you will begin a new Term in this Index Option on August 1, 2025, at the renewal rate available at that time.
●
Assume in the second Term you execute a Performance Lock on September 1, 2025, and an Early Reallocation to the same Index Option on October 31, 2025, at the Early Reallocation rate available at that time. Your new Term Start Date is the date we execute the Early Reallocation (October 31, 2025), and the Term End Date is August 1, 2027. The new Term length is 21 months and 1 day.
−
Note that with an Early Reallocation, your Term Start Date can occur on the 29th, 30th, or 31st of the month, unlike Index Effective Dates which cannot occur on those days.
We will not provide advice or notify you regarding whether you should execute a Performance Lock or Early
Reallocation or the optimal time for doing so. We will not warn you if you execute a Performance Lock or Early
Reallocation at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute a Performance Lock or Early Reallocation.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Market Value Adjustment (MVA)
We designed Index Advantage Income ADV® to provide guaranteed retirement income, and one way we back that guarantee is by making long-term investments. The MVA helps us manage investment risk by aligning your Cash Value with the current value of the long-term investments backing your Contract guarantees (such as the Income Benefit). By managing the investment risk through the MVA, it may allow us to offer better Trigger Rates, Caps, and Participation Rates.
The MVA can be positive or negative according to the interest rate environment as measured by the corporate bond yields through the Bloomberg US Long Corporate Bond Index. If the yield for the Bloomberg US Long Corporate Bond Index is not published on any day that we calculate a MVA, we use the rate from the most recent day it was published. As the chart below illustrates, bond yields typically have an inverse relationship to the MVA.
In general, if corporate bond yields at the time of the withdrawal are…	then the MVA will be…
Less than they were when the Annual Contribution Amount was established	Positive
Equal to what they were when the Annual Contribution Amount was established	Zero
Greater than what they were when the Annual Contribution Amount was established	Negative
We apply a MVA if you take a full or partial withdrawal (including an Excess Withdrawal), begin Annuity Payments, or if we pay a death benefit within seven Index Years of the establishment of an Annual Contribution Amount. We do not apply a MVA to MVA-Free Withdrawals; to deductions for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract; or if you cancel your Contract within the free look period. The free withdrawal privilege is not available on a full withdrawal. If you take a full withdrawal you will be subject to a MVA on any Annual Contribution Amounts that are still within the seven Index Year MVA period.
The total MVA is the sum of the MVAs for each Annual Contribution Amount. The MVA for each Annual Contribution Amount is equal to the amount of Purchase Payment being withdrawn from that Annual Contribution Amount multiplied by the MVA factor. On the Index Effective Date we establish the first Annual Contribution Amount, which is all Purchase Payments received on or before that date less withdrawals you took. We establish additional Annual Contribution Amounts on subsequent Index Anniversaries if you make additional Purchase Payments. Each additional Annual Contribution Amount is equal to the Purchase Payments received after the last established Annual Contribution Amount up to and including the current Index Anniversary less withdrawals you took. Withdrawals you take that are subject to a MVA reduce your Annual Contribution Amounts by the dollar amount withdrawn. However, we do not reduce Annual Contribution Amounts for MVA-Free Withdrawals, or deductions we make for Contract fees, and expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. In addition, when you request a partial withdrawal that is subject to a MVA, the MVA may increase or decrease the amount we need to withdraw from an Annual Contribution Amount in order to send you the amount you request (please see #4 in the example below). The maximum total positive or negative MVA is 10% of Contract Value if you take a full withdrawal, begin Annuity Payments, or if we pay a death benefit. On a partial withdrawal, the maximum total positive or negative MVA is 10% of the amount withdrawn.
The MVA factor is equal to (A ÷ B)t -1, where:
●
A is one plus the initial yield on the Bloomberg US Long Corporate Bond Index on the Index Effective Date or Index Anniversary that we established the Annual Contribution Amount.
●
B is one plus the yield on the Bloomberg US Long Corporate Bond Index at the end of the last Business Day prior to the date we apply the MVA.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

●
t is the number of days from the date we apply the MVA to the next Index Anniversary, divided by 365, plus the number of whole Index Years remaining in the Annual Contribution Amount’s MVA period.
Calculating a MVA on a partial withdrawal	Example
For purposes of calculating a MVA on a partial withdrawal, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis as follows.
You make an initial Purchase Payment on a Non-Qualified
Contract of $55,000 on the Index Effective Date (your 1st
Annual Contribution Amount), and make another Purchase
Payment on the first Index Anniversary of $45,000 (your 2nd
Annual Contribution Amount), for a total Annual Contribution
Amount of $100,000. The yield on the Bloomberg US Long
Corporate Bond Index on the Index Effective Date is 2.00%,
and is 3.00% on the first Index Anniversary (these are “A” in the MVA factor formula).
On the third Index Anniversary, your Contract Value is
$110,000, the yield on the Bloomberg US Long Corporate
Bond Index is 2.50% (this is “B” in the MVA factor formula),
Income Payment have not yet begun, and you request a
$70,000 withdrawal. The time remaining in each Annual
Contribution Amount is 4 years for the 1st amount, and 5 years for the 2nd amount (“t” in our MVA factor formula). We withdraw money and compute the MVA as follows.

1. First, we withdraw from any Variable Account Value in the AZL
Government Money Market Fund. This withdrawal is not subject to a MVA, but it does reduce the Purchase Payments we apply
to the next Annual Contribution Amount dollar for dollar.
1. Variable Account Value in the AZL Government Money Market Fund. You made no Purchase Payments during the third Index Year, so there is no Variable Account Value in the fund and this does not apply.
2. Next, we withdraw from any Annual Contribution Amounts that are beyond the seven Index Year MVA period. This withdrawal
is not subject to a MVA and it reduces your Annual Contribution
Amounts dollar for dollar.
2. Annual Contribution Amounts beyond the MVA period. Both Annual Contribution Amounts are still within the MVA period, so this does not apply.
3. Amounts available as a MVA-Free Withdrawal. This includes partial withdrawals you take during the Accumulation Phase
and before the Income Period under the free withdrawal
privilege, Income Payments, and RMD payments under our
minimum distribution program. MVA-Free Withdrawals are not
subject to a MVA and do not reduce your Annual Contribution
Amounts.

3. Amounts available as a MVA-Free Withdrawal. You did
not take any other withdrawals this Index Year, so the entire free withdrawal privilege (10% of your total Annual
Contribution Amounts, or $10,000) is available to you
without incurring a MVA. This withdrawal will not reduce
your Annual Contribution Amounts.

4. Next, on a FIFO basis, we withdraw from any Annual
Contribution Amounts within your Contract’s seven Index Year
MVA period and assess a MVA. The MVA for an Annual
Contribution Amount is equal to the amount of Purchase
Payment withdrawn from that Annual Contribution Amount
multiplied by the MVA factor. We determine your total MVA by multiplying each Annual Contribution Amount by its applicable
MVA and then totaling the MVAs. These withdrawals reduce
your Annual Contribution Amounts.

4. Annual Contribution Amounts within the MVA period on
a FIFO basis. The total amount we withdraw from the 1st
Annual Contribution Amount is $55,000, which is subject to
a -$1,065.34 MVA, and you receive $53,934.66. We
determine this amount as follows:
The MVA factor is [(A ÷ B)[t] – 1] =
[(1 + 2%) ÷ (1 + 2.50%)][4] – 1] = -1.94%.
(amount withdrawn) x (1 + MVA factor) = the amount
you receive, or: $55,000 x (1 + -1.94%) = $53,934.66
Because the MVA is positive the total amount we withdraw
from the 2nd Annual Contribution Amount is $5,919.55, and
you receive $6,065.34. We determine this amount as
follows:
The MVA factor is [(A ÷ B)[t] – 1] =
[(1 + 3%) ÷ (1 + 2.50%)][5] – 1] = 2.46%.
(amount withdrawn) x (1 + MVA factor) = the amount
you receive, or: $5,919.55 x (1 + 2.46%) = $6,065.34

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Calculating a MVA on a partial withdrawal	Example
5. Finally, we withdraw from any Contract earnings. This withdrawal is not subject to a MVA and does not reduce your Annual Contribution Amounts.
5. Contract earnings. We already withdrew your requested
amount, so this does not apply.
In total we withdrew $70,919.55 from your Contract, of
which you received $70,000 due to the partial MVA of
-$919.55 (which is less than the 10% limit on the amount
withdrawn). We also reduced the 1st Annual
Contribution Amount from $55,000 to $0, and your 2nd
Annual Contribution Amount from $45,000 to $39,080.45
($45,000 - $5,919.55).
Please note that this example may differ from your
actual results due to rounding.

Upon a full withdrawal, we first deduct any final product and rider fees and contract maintenance charge from your Contract Value before we calculate the MVA. We then add or deduct any applicable MVA from the total remaining Contract Value and send you the Cash Value. For a partial withdrawal, we pay you the amount you requested and deduct this amount and any MVA from the total Contract Value. We deduct any partial withdrawal (including any MVA) first from the AZL Government Money Market Fund, then proportionately from each Index Option. Contracts issued before May 1, 2023, allowed you to provide us with alternate instructions for deductions of partial withdrawals as detailed in Appendix F. If a partial withdrawal occurs on a day that we also deduct the product or rider fees or contract maintenance charge, we deduct these fees and expenses before we calculate and deduct the partial withdrawal (including any MVA) from the Contract Value. If this is also a day that we deduct investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract, we deduct these fees after the partial withdrawal.
● Upon a full withdrawal, the free withdrawal privilege is not available to you, and we apply a MVA against Annual
Contribution Amounts that are still within their MVA period. On a full withdrawal, your total Annual
Contribution Amounts may be greater than your Contract Value because the following reduce your Contract
Value, but do not reduce your Annual Contribution Amounts:

– prior MVA-Free Withdrawals,
– deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract, and/or
– poor performance.
● Withdrawals are subject to ordinary income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.The amount of Contract Value available for withdrawal is also affected by the Daily Adjustment (which can be negative) unless taken on a Term End Date. If you have Index Options with different Term End Dates, there may be no time you can take a withdrawal without application of at least one
Daily Adjustment.

● For tax purposes, and in most instances, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.

5. Information Related to the Variable Option's Underlying Fund
Information regarding the AZL Government Money Market Fund, including its (i) investment objective, (ii) investment adviser and subadviser, (iii) current expenses, and (iv) performance is available in Appendix G – Fund Available Under the Contract. The Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectus for the Fund carefully before investing. The Fund’s prospectus and other information can be found online at www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, by sending an email request to contact.us@allianzlife.com, or by contacting your Financial Professional. We send you the current copy of the Fund's prospectus when we issue the Contract.
There are potential risks associated with the Fund and its investment strategies. Depending on market conditions, you can gain or lose value by investing in the Variable Option. In the future, we may add, eliminate or substitute underlying funds to the extent permitted by the federal securities laws and, when required, the SEC.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Currently, the Fund is not a publicly available mutual fund. It is available only through variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. The Fund's Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.
The Fund's name, investment objectives and policies may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Fund's investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar portfolios’ investment results will be comparable even though the Fund has the same name, investment advisers, objectives, and policies.
The Fund pays 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Fund's advisers, distributors and/or affiliates for administrative services and benefits we provide to the Fund. The compensation amount usually is based on the aggregate assets in the Fund attributable to contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive from any underlying fund or affiliate thereof in any variable annuity contract we offer is 0.25% annually.
Allianz Investment Management LLC, the Fund's investment adviser, is affiliated with us through common ownership.
Substitution and Limitation on Holdings
We may substitute another underlying fund for the Fund for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval (if required) and providing you notice. A new or substitute underlying fund may have different fees and expenses. We may limit the amount of additional Purchase Payments that may be held in the Variable Option if marketing, tax, or investment considerations warrant, or for any reason in our sole discretion. We may also close the Variable Option. However, we will always offer a variable investment option under the Contract. The Fund may discontinue offering its shares in the future.
Excessive Trading and Market Timing
Currently the Contract does not offer any variable investment options to which you can allocate money. As such, and given the design of the Contract, we do not believe there to be a risk of excessive trading and market timing. However, if we were to offer multiple variable investment options in the future, they would be subject to the following provisions.

We discourage and do not accommodate frequent transfers. We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of a variable investment option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
●
Dilution of the interests of long-term investors in a variable investment option, if market timers or others transfer into a variable investment option at prices that are below their true value, or transfer out at prices above their true value.
●
An adverse effect on portfolio management, such as causing an underlying fund to maintain a higher level of cash or causing an underlying fund to liquidate investments prematurely.
●
Increased brokerage and administrative expenses for an underlying fund.
We attempt to protect our Owners against potentially disruptive trading through our Excessive Trading and Market Timing policies and procedures. Under these policies and procedures, we may modify your transfer privileges for some or all of the variable investment options as follows:
●
Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
●
Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

●
Require a minimum time period between each transfer into or out of the same variable investment option. Our current Excessive Trading and Market Timing policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the Variable Option when available in your Contract or any automatic transfers made under any of our programs or Contract features. Round trips are transfers into and back out of the same variable investment option, or transfers out of and back into the same variable investment option.
●
Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
●
Limit the dollar amount of any single Purchase Payment or transfer request to a variable investment option.
●
Prohibit transfers into specific variable investment options.
●
Impose other limitations or restrictions to the extent permitted by federal securities laws.
We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an underlying fund may be unable to invest effectively in accordance with its investment objectives and policies. This could occur, for example, where frequent or rapid trading causes the investment adviser to hold an excess of uninvested cash to meet redemption requests, or to sell investment positions to fund redemptions, thereby affecting underlying fund returns. Similarly, rapid or frequent trading may cause an underlying fund to incur excessive transaction fees, which also could affect performance.
We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. If the disruptive trading affects only a single variable investment option, we may prohibit transfers into or Purchase Payment allocations to that variable investment option. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the Variable Option, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
We cannot guarantee the following.
●
Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
●
Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the underlying funds are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the underlying funds may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an underlying fund’s shares are subject to acceptance by that underlying fund’s manager. We reserve the right to reject, without prior notice, any variable investment option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of variable investment options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Underlying funds may add or change policies designed to restrict market timing activities. For example, underlying funds may impose restrictions on transfers between underlying funds in an affiliated group if the investment adviser to one or more of the underlying funds determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an underlying fund may impose a short-term trading fee on purchases and sales within a specified period. You should review the underlying funds’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of underlying fund restrictions and actions taken by the underlying funds’ managers.
This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
Voting Privileges
We legally own the Fund shares held in the Separate Account. However, when the Fund holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners. We determine your voting interest based on the dollar value of the Fund shares attributable to your Contract. We calculate this based on the number and value of accumulation units for your Contract on the record date. We count fractional units. You will receive proxy materials and a voting instruction form.

6. Expenses
Contract fees and expenses reduce your investment return and are described here in detail. We set the Contract fees and expenses on the Issue Date and they cannot change.
Base Contract Expenses (Product and Rider Fees)
In your Contract, the base contract expense is referred to as the “product fee and rider fee”. The product fee compensates us for providing all your Contract’s benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The product fee also compensates us for assuming the expense risk that the current fee is less than future Contract administration costs as well as the cost of providing certain features under the Contract. The rider fee compensates us for the benefits provided by the Income Benefit, including the benefit’s guarantees. If the product and rider fees cover these costs and risks, any excess is profit to us. We anticipate making such a profit.
Base Contract Expenses (as a percentage of the Charge Base)
Product Fee(1)	0.25%
Rider Fee for the Income Benefit	0.70%
Total Base Contract Expenses	0.95%
(1)
Upon the death of the Owner, we continue to assess this product fee under death benefit payment Option B, and with optional payments under death benefit payment Option C, as noted in section 11, Death Benefit.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

The product and rider fees are annualized rates that we calculate and accrue daily as a percentage of the Charge Base and deduct quarterly during the Accumulation Phase as follows.
Issue Date	Non-Quarterly Contract Anniversaries	Quarterly Contract Anniversaries*
• The Charge Base is equal to your initial Purchase Payment. • We begin calculating and accruing the daily product and rider fees, on the day after the Issue Date.
• First we calculate and accrue the daily product
and rider fees, using the Charge Base. If this is a
non-Business Day we use the Charge Base from
the end of the prior Business Day.
• Then if this is a Business Day we
increase/decrease the Charge Base as follows.
– If we receive an additional Purchase
Payment, we increase the Charge Base by
the dollar amount we receive.
– If you take a partial withdrawal, or we deduct
Contract fees, expenses, and investment
advisory fees that you authorize your
Financial Professional’s firm to receive from
the Contract, we decrease the Charge Base
by the percentage of Contract Value
withdrawn (including any MVA). All
withdrawals you take reduce the Charge
Base, even MVA-Free Withdrawals.

• First we process all daily transactions and
determine your Contract Value. Daily
transactions include any gains/losses due to AZL
Government Money Market Fund performance or
application of any Daily Adjustment (or
Performance Credit if this is also the Term End
Date), any additional Purchase Payment, any
partial withdrawals you take (including any MVA),
and deductions we make for Contract fees and
expenses (including deduction of the accrued
daily product and rider fees for the prior
quarter) and any investment advisory fees that
you authorize your Financial Professional’s firm
to receive from the Contract. All partial
withdrawals you take reduce the Charge Base,
even MVA-Free Withdrawals.
– We deduct the accrued product and rider fees
for the prior quarter on a dollar for dollar basis
from the Contract Value, and proportionately
from each Index Option and the Variable
Option.
• Then we set the Charge Base equal to this
Contract Value and we calculate and accrue the
next quarter’s daily product and rider fees using
the newly set Charge Base.
* Or the next Business Day if the Quarterly Contract
Anniversary is a non-Business Day.

Example: Contract Value is $125,000; Charge
Base is $127,000; a $10,000 partial
withdrawal (including any MVA) would
decrease the Charge Base by $10,160.
[($10,000 ÷ $125,000) x $127,000]
Any increase/decrease to the Charge Base
will increase/decrease the daily product and
rider fees we calculate and accrue on the
next day.

Examples of how we calculate the product and rider fees are included in Appendix C.

We do not treat the deduction of the accrued product and rider fees as a withdrawal when computing your Guaranteed Death Benefit Value (see section 11).
Deduction of the final product and rider fees
●
If you take a full withdrawal, we deduct the final accrued product and rider fees before processing the withdrawal.
●
If you annuitize the Contract, we deduct the final accrued product and rider fees before calculating Annuity Payments.
●
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), we deduct the final accrued product fee before calculating the death benefit if death benefit payment Option A or Annuity Payments under death benefit payment Option C is selected. If the Income Benefit ends due to death, we also deduct its final rider fee before calculating the death benefit. For more information on the death benefit payment options see section 11, Death Benefit.
If on a Quarterly Contract Anniversary (or the next Business Day if the Quarterly Contract Anniversary is a non-Business Day) the Contract Value is less than the accrued product and rider fees, we deduct your total remaining
Contract Value to cover the accrued product and rider fees and reduce your Contract Value to zero. If the deduction of the accrued product and rider fees reduces your Contract Value to zero and the Income Benefit and your selected death benefit have ended, we treat this as a full withdrawal and your Contract ends.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Optional Benefit Additional Rider Fee
Maximum Anniversary Value Death Benefit
If you have the Maximum Anniversary Value Death Benefit, we deduct an additional 0.20% rider fee from your Contract Value. The rider fee is an annualized rate that we calculate and accrue daily as a percentage of the Charge Base and deduct quarterly during the Accumulation Phase while your benefit is in effect in the same manner as the Base Contract Expenses. We no longer assess the 0.20% additional rider fee once we receive either the first Valid Claim from any one Beneficiary, or due proof of a Determining Life’s death if you and the Determining Life are different individuals and the Determining Life predeceases you. We deduct the final accrued additional rider fee before calculating the death benefit. If you take a full withdrawal or annuitize the Contract, we deduct the final accrued rider fee before processing the withdrawal or calculating Annuity Payments. The additional rider fee compensates us for the risks we assume under the Maximum Anniversary Value Death Benefit.
When calculating the Maximum Anniversary Value, we deduct all Contract fees and expenses on the Index Anniversary
(including the accrued product and rider fees if this is also a Quarterly Contract Anniversary) before we capture any annual investment gains. However, we do not treat the deduction of the accrued rider fee as a withdrawal when calculating the Maximum Anniversary Value (see section 11).

Contract Maintenance Charge (Administrative Expenses)
Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
●
During the Accumulation Phase (and Income Period, if applicable), if the Contract Value is at least $100,000 on the Contract Anniversary.
●
During the Accumulation Phase (and Income Period, if applicable), if you take a full withdrawal of the Cash Value and the Contract Value is at least $100,000 at the end of the last Business Day before the withdrawal.
●
During the Annuity Phase if the Contract Value on the last Business Day before the Annuity Date is at least $100,000.
●
When paying death benefits.
During the Accumulation Phase, we deduct the contract maintenance charge:
●
on a dollar for dollar basis from the Contract Value on the Contract Anniversary (or the next Business Day if the Contract Anniversary is a non-Business Day), and
●
we deduct it proportionately from each Index Option and the Variable Option.
If you take a full withdrawal from your Contract (other than on a Contract Anniversary) and do not qualify for the waiver of this charge, we deduct the full contract maintenance charge from the Cash Value. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing your Guaranteed Death Benefit Value. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment (e.g., if you request semi-annual Annuity Payments we deduct 50% of the contract maintenance charge from each Annuity Payment).
Daily Adjustment Maximum Potential Loss
The Daily Adjustment is how we calculate Index Option Values on days other than the Term Start Date or Term End Date. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. If before the Term End Date you take a full or partial withdrawal, you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or when we deduct Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, we calculate the Index Option Value by

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

applying the Daily Adjustment. The Daily Adjustment can be positive or negative. Following is the maximum potential loss associated with the Daily Adjustment.
	Index Protection Strategy with Trigger and Index Protection Strategy with Cap	Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy	Index Guard Strategy
Daily Adjustment Maximum Potential Loss	0%	99%	35%
(as a percentage of Index Option Value, applies for distributions from an Index Option before any Term End Date)
Premium Tax
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.
Income Tax
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
Fund Expenses
Charges deducted from and expenses paid out of the assets of the Fund are described in the Fund's prospectus.
These expenses reduce the Fund's performance and, therefore, negatively affect your Contract Value and any payments based on Contract Value.

7. Access to Your Money
Your Contract Value is available under the following circumstances:
●
by taking a withdrawal (including withdrawals under the free withdrawal privilege; Income Payments and Excess Withdrawals; and, for Qualified Contracts only, RMD payments under our minimum distribution program);
●
by taking Annuity Payments; or
●
when we pay a death benefit.
You can take withdrawals during the Accumulation Phase, however, Income Payments and Excess Withdrawals are only available during the Income Period. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. We process any withdrawal request received at or after the end of the current Business Day using values determined on the next Business Day.
Any partial withdrawal must be for at least $100.* The Contract Value after a partial withdrawal (including any MVA) must be at least $2,000.** Any partial withdrawal that reduces the Contract Value below this minimum will be treated as a full withdrawal of the Cash Value. A full withdrawal will cause the Contract and all of its benefits to end.
*
Does not apply to RMD payments under our minimum distribution program.
**
Does not apply to Income Payments or RMD payments under our minimum distribution program.
We deduct any partial withdrawal first from the AZL Government Money Market Fund, then proportionately from each Index Option. Contracts issued before May 1, 2023, allowed you to provide us with alternate instructions for deductions of partial withdrawals or investment advisory fees that you authorize your Financial Professional to receive from the Contract as detailed in Appendix F. Partial withdrawals deducted from the AZL Government Money Market Fund do not include a MVA, but amounts withdrawn from the Index Options will include any applicable MVA. The Index Option Value from which a partial withdrawal is deducted during a Term will include any applicable Daily Adjustment.
A partial or full withdrawal is subject to a MVA if taken within seven years after we establish an Annual Contribution Amount, and if taken on a day other than a Term End Date we will apply the Daily Adjustment, which may be negative, to the Index Option Values before deducting the withdrawal. A partial withdrawal is not subject to any Contract fees or expenses, but on a full withdrawal we do deduct any final product and rider fees, and contract maintenance charge.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Partial withdrawals (including any MVA) reduce Contract Value and Cash Value dollar for dollar, and reduce the Guaranteed Death Benefit Value proportionately. The reduction to Contract Value also reduces the following which are based on Contract Value:
●
the initial annual maximum Income Payment;
●
the likelihood of receiving Income Payment Increases if the Level Income payment option is selected, or receiving increases to the Maximum Anniversary Value if the Maximum Anniversary Value Death Benefit is selected; and
●
RMD payments.
If a partial withdrawal is also an Excess Withdrawal it will also reduce the annual maximum Income Payment on the next Index Anniversary. A full withdrawal of the Cash Value will end the Contract and all its benefits.
See the Fee Tables and section 6, Expenses for a discussion of the Contract fees and expenses. For information on the MVA see section 4, Valuing Your Contract.
We pay withdrawals promptly, but in no event later than seven days after receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).
● Withdrawals are subject to a MVA (which can be negative), income taxes, and may also be subject to a 10%
additional federal tax for amounts withdrawn before age 59 1∕2. The amount of Contract Value available for withdrawal may also be affected by the Daily Adjustment (which can be negative).

● Joint Owners: We send each Joint Owner a check for half of the withdrawal amount and we tax report that Joint
Owner individually. Tax reporting each Joint Owner individually can create a discrepancy in taxation if only one
Joint Owner is under age 59 1∕2 because that Joint Owner may be subject to the 10% additional federal tax.

● We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals
(including a full withdrawal), or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Variable Option until the Fund is liquidated.

Free Withdrawal Privilege
Each Index Year during the Accumulation Phase and before the Income Period, you can withdraw up to 10% of your total Annual Contribution Amounts without incurring a MVA (the free withdrawal privilege). Any unused free withdrawal privilege in one Index Year is not added to the amount available to you in the next Index Year. Withdrawals from Annual Contribution Amounts that are outside the seven Index Year MVA period are not subject to a MVA and do not reduce your free withdrawal privilege. RMD payments you take under our minimum distribution program are not subject to a MVA, but do reduce your free withdrawal privilege. Amounts we deduct for investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract do not reduce your free withdrawal privilege.
Example
Assume you purchased a Contract ten years ago with an initial $100,000 Purchase Payment, and you made a second $90,000 Purchase Payment three years ago. You take an RMD payment of $1,500 and withdraw $150,000 when the Contract Value is $275,000. The RMD payment is not subject to a MVA, but reduces the amount available under the free withdrawal privilege to $17,500 (10% x $190,000 total Purchase Payments = $19,000 - $1,500 RMD payment). After the RMD payment, $117,500 is available to you without a MVA: the initial $100,000 Purchase Payment that is beyond the 7-Index Year MVA period, and $17,500 remaining free withdrawal privilege. The remaining $32,500 of your requested withdrawal would be subject to a MVA.
The free withdrawal privilege is not available upon a full withdrawal or during the Income Period.
Minimum Distribution Program and Required Minimum Distribution (RMD) Payments
If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase (and Income Period, if applicable). Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Code for a Qualified Contract. RMD payments are not subject to a MVA, but they reduce the free withdrawal privilege amount during the Index Year. We do not consider

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

deductions we make for investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract to be RMD payments. However, Contract Value is one of the components we use to calculate RMD payments, so these deductions may reduce your future RMD payments. We apply the Daily Adjustment to the Index Option Values if RMD payments are deducted on days other than a Term End Date. This contract may not be appropriate if you intend to take RMD payments from an Index Option on days other than a Term End Date. You should consult your tax advisor before purchasing a Qualified Contract subject to RMD payments.
We can make payments to you monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. We do not allow you to aggregate RMD payments between this Contract and other qualified contracts that you own for purposes of this program. We must receive your program form instructions in Good Order at our Service Center before the end of the Business Day before payments begin.
When you request Income Payments, we ask for instructions regarding your RMD needs for this Contract. If you choose to use Income Payments to satisfy your RMD needs, we determine whether this calendar year’s total RMD has been satisfied by your Income Payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a MVA. For more information, see section 10, Income Benefit – Calculating Your Income Payments.
We reserve the right to discontinue or modify the minimum distribution program subject to the requirements of law.
● You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.
● The minimum distribution program is not available if you have a Qualified Contract purchased through a qualified plan.
Suspension of Payments or Transfers
We may be required to suspend or postpone transfers or payments for withdrawals* for more than seven days after receipt of your request in Good Order at our Service Center, for any period when:
●
the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●
trading on the New York Stock Exchange is restricted;
●
an emergency (as determined by the SEC) exists as a result of which disposal of Fund shares by the Separate Account, or disposal of securities owned by the Fund, is not reasonably practicable, or it is not reasonably practical for the Separate Account or the Fund to determine the value of their net assets; or
●
during any other period when the SEC, by order, so permits for the protection of Owners.
*
Including Income Payments and Excess Withdrawals.

8. The Annuity Phase
Prior to annuitization, you can take a full withdrawal and receive your Cash Value. If you take a full withdrawal on any day other than a Term Start Date or Term End Date we apply the Daily Adjustment to the Index Option Values before we deduct the final Contract fees and expenses and apply any MVA.
Annuity Payments offer a guaranteed lifetime income stream with certain tax advantages and are designed for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
You can request regular periodic fixed Annuity Payments. The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we recalculate the Annuity Payments based on the correct age or gender.
Calculating Your Annuity Payments
We base Annuity Payments upon the following:
●
The Contract Value less the final product and rider fees, or Cash Value on the Annuity Date.
●
The age of the Annuitant and any joint Annuitant on the Annuity Date.
●
The gender of the Annuitant and any joint Annuitant where permitted.
●
The Annuity Option you select.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

●
Your Contract’s interest rate (or current rates, if higher) and mortality table.
For any Index Option for which the Annuity Date is not a Term End Date, Contract Value reflects the Daily Adjustment. We guarantee the dollar amount of Annuity Payments and this amount remains fixed and does not change during the entire annuity payment option period that you selected, except as provided under Annuity Option G, or if your Income Payments under the Increasing Income payment option are converted to Annuity Payments. We deduct the contract maintenance charge proportionately from each Annuity Payment (e.g., if you request semi-annual Annuity Payments, we deduct 50% of the contract maintenance charge from each Annuity Payment). However, if your Contract Value on the last Business Day before the Annuity Date is at least $100,000, we waive the contract maintenance charge during the Annuity Phase.
Annuity Payment Options
You can choose one of the Annuity Options described below. After Annuity Payments begin, you cannot change the Annuity Option, or transfer or withdraw Contract Value.
Option A - Guaranteed Period. We make Annuity Payments for a guaranteed period of ten years.
Option B - Life. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option C - Life with Guaranteed Period. We make Annuity Payments during the life of the Annuitant, with payments for a minimum guaranteed period that you select. The guaranteed period must be either five or ten years.
Option F - Joint and Survivor. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option G - Joint and 2/3 Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant at 2/3 of the original amount. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Under Annuity Options B, F and G, if all Annuitants die on or after the Annuity Date and before we send the first Annuity Payment, we will cancel Annuity Payments and, upon receipt of a Valid Claim, we will pay the greater of Contract Value or Cash Value determined on the Annuity Date to surviving individual Owner, or the Beneficiary(ies) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.
After the Annuitant’s death under Annuity Options A and C, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.
Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 10-year guaranteed period are less than payout rates for a 5-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
● If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option C with ten years of guaranteed monthly payments.
● For Owners younger than age 59 1∕2, Annuity Payments may be subject to a 10% additional federal tax.
● For a Qualified Contract, the Annuity Payments must end ten years after the Owner’s death.
When Annuity Payments Begin
Annuity Payments must begin by the maximum Annuity Date stated in your Contract, which is the Index Anniversary that occurs on or immediately after the Annuitant reaches either age 90 or age 100 depending on the requirements of the Financial Professional from which you purchased your Contract. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

an earlier Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. Your Annuity Date must occur on an Index Anniversary. The earliest available Annuity Date is the second Index Anniversary.
● If Annuity Payments would be less than $100, we reserve the right to require you to take a full withdrawal and your Contract will then terminate. We do not apply the MVA on this full withdrawal.
● If on the maximum Annuity Date your Contract Value is greater than zero, you must annuitize the Contract.
We notify you of your available options in writing 60 days in advance. If on your maximum Annuity Date you have not selected an Annuity Option and Income Payments have not begun, we make payments under Annuity Option
C with ten years of guaranteed monthly payments. However, if Income Payments have begun on the maximum
Annuity Date and you have not selected an Annuity Option, we will convert your Income Payments to Annuity
Payments as described in the next bullet. Upon annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.

● For Contracts in the Income Period: We will convert your Income Payments to Annuity Payments on the maximum Annuity Date if Income Payments have begun and you have not selected an Annuity Option, or if your
Contract Value is greater than zero and you take Annuity Payments under Annuity Option B or F as follows.

For single Income Payments, if you choose Annuity Option B (Life), the sole Covered Person becomes the sole Annuitant and your Annuity Payments are equal to the greater of:
– annual Annuity Payments under Annuity Option B based on the greater of Contract Value or Cash Value; or
– the current annual maximum Income Payment available to you.
For joint Income Payments, if you choose Annuity Option F (Joint and Survivor), the joint Covered Persons become the joint Annuitants and your Annuity Payments are equal to the greater of:
– annual Annuity Payments under Annuity Option F based on the greater of Contract Value or Cash Value; or
– the current annual maximum Income Payment available to you.
If you select Annuity Option A, C, or G, we do not convert your Income Payments to Annuity Payments. This means you may receive less as Annuity Payments than you would have received as Income Payments. You should consult with your Financial Professional before requesting Annuity Payments. On request we provide illustrations showing you the amount of Annuity Payments you could receive.

● If we convert your Income Payments to Annuity Payments:
– On the Annuity Date we establish a “remaining value” equal to your Contract Value. Each Annuity Payment reduces the remaining value by the dollar amount paid. Upon the death of the last surviving Annuitant, we will pay any remaining value to the named Beneficiary(s).

– If you selected the Increasing Income payment option, your Annuity Payments will increase on each Index
Anniversary if your selected Index Options receive a Performance Credit, or by the Daily Adjustment if you execute a Performance Lock, as described in section 10.

– If you have a Non-Qualified Contract, these Annuity Payments will receive the benefit of the exclusion ratio, which causes a portion of each Annuity Payment to be non-taxable as described in section 12, Taxes – Taxation of
Annuity Contracts.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

9. Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract.
Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Privilege	Allows you to withdraw up to 10% of your total Annual Contribution Amounts each Index Year without incurring a MVA.	None
• Only available during the Accumulation
Phase.
• Not available during the Income Period.
• Not available upon a full withdrawal.
• Unused free withdrawal amounts not
available in future years.
• Program withdrawals may be subject to
negative Daily Adjustments.
• Program withdrawals are subject to income
taxes, and may also be subject to a 10%
additional federal tax for amounts withdrawn
before age 59  1∕2.

Minimum Distribution Program	Allows you to automatically take withdrawals to satisfy the minimum distribution requirements (RMD) imposed by the Internal Revenue Code.	None
• Only available during the Accumulation
Phase.
• Only available to IRA or SEP IRA Contracts.
• Program withdrawals count against free
withdrawal privilege.
• Program withdrawals may be subject to
negative Daily Adjustments.
• Program withdrawals are subject to income
taxes.
• Program withdrawals may be monthly,
quarterly, semi-annual or annual, unless you
have less than $25,000 in Contract Value, in
which case only annual payments are
available.
• We reserve the right to discontinue or modify
the program subject to the requirements of
law.

Investment Advisory Fees
We designed the Contract for persons who are
receiving ongoing investment advice from a
Financial Professional. You can instruct us to
automatically withdraw investment advisory
fees from your Contract to pay your Financial
Professional’s firm.
None
• Only available during the Accumulation
Phase.
• Investment advisory fees are in addition to
the Contract’s fees and expenses.
• Program withdrawals may be subject to
negative Daily Adjustments.
• If you and your Financial Professional do not
agree to our requirements we will not pay
investment advisory fees from this Contract
to your Financial Professional’s firm.
• Our requirements limit investment advisory
fee withdrawals to 1.5% of Contract Value
each Contract Year, require the fees to be
solely for advisory services provided with
respect to the Contract, and require the
Contract to be the sole source of payment.
• See section 1 for an example of how
deduction of investment advisory fees that
meet our requirements impact the Contract.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Income Benefit
Guaranteed lifetime withdrawal benefit
providing for yearly Income Payments until the
death of the Covered Person(s) if conditions
are satisfied.
We base the initial Income Payment on the
Lifetime Income Percentage and Contract
Value. If you choose the Level Income payment
option and meet the age requirements stated in
section 10, we guarantee your initial annual
maximum Income Payment will be at least the
Level Income Guarantee Payment Percentage
multiplied by your total Purchase Payments
adjusted for withdrawals.
The automatic annual payment increase
feature may increase payments after the
Income Benefit Date. With Level Income,
payments increase if Contract Value increases
from one Income Benefit Anniversary to the
next.
Includes the Income Multiplier Benefit for no
additional charge that can increase income to
help pay for needed care.
Section 10 includes examples of the Lifetime
Income Percentage Calculation, Excess
Withdrawals, Income Payment increases, and
the Income Multiplier Benefit.
0.70% (as a percentage of the Charge Base) This rider fee is part of the Base Contract Expenses in the Fee Tables.
• Benefit cannot be removed from the
Contract.
• See Income Benefit Supplement for current
terms.
• Benefit only available during the
Accumulation Phase.
• Investment restrictions limit available Index
Options during Income Period.
• Income Period cannot begin until after the
waiting period and reaching age 50. Income
Period must begin no later than age 100.
• Early and Excess Withdrawals may
significantly reduce or end the benefit as
indicated in section 10.
• A full Excess Withdrawal and certain
partial Excess Withdrawals will cause
Income Payments to stop and the
Contract and all of its benefits to end.
• Income Payments are subject to income
taxes, and may also be subject to a 10%
additional federal tax for amounts withdrawn
before age 59  1∕2.
• No additional Purchase Payments during the
Income Period.
• No Income Percentage Increase before age
45.
• Availability of joint Income Payments subject
to age restrictions.
• The Income Multiplier Benefit is not available
in all states as indicated in Appendix F.
• Must establish eligibility to exercise the
Income Multiplier Benefit (e.g., that you are
confined for care or unable to perform two
activities for daily living) and must
re-establish eligibility each year thereafter.
• Annuitizing the Contract will end the benefit,
but you may be able to annuitize your annual
maximum Income Payment.
• State variations may apply.

Traditional Death Benefit
Provides a death benefit equal to the greatest
of the Contract Value, Cash Value, or
Guaranteed Death Benefit Value. The
Guaranteed Death Benefit Value is total
Purchase Payments adjusted for withdrawals.
An example of the death benefit provided by
the Traditional Death Benefit is included in
section 11, Death Benefit.
An example of how deduction of investment
advisory fees impact the death benefit is
included in section 1.
The impact of an Excess Withdrawal on the
death benefit is included in section 10.
None
• Benefit only available during the
Accumulation Phase.
• Withdrawals, including any negative Daily
Adjustments and negative MVAs, may
significantly reduce the benefit as indicated in
section 1, Investment Advisory Fee
Deduction Example, and in the Excess
Withdrawal example in section 10, Income
Benefit.
• Restrictions on Purchase Payments may limit
the benefit.
• Annuitizing the Contract will end the benefit.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Performance Lock and Early Reallocations
Performance Lock allows you to capture the
current Index Option Value during the Term for
an Index Option. Performance Lock can help
eliminate doubt about future Index performance
and possibly limit the impact of negative
performance. Early Reallocation allows you to
transfer out of a locked Index Option on days
other than an Index Anniversary, or a Term End
Date.
A Performance Lock example is included in
section 4, Valuing Your Contract —
Performance Locks and Early Reallocations.
None
• Available during the Accumulation Phase.
Only available during the Annuity Phase if
you select Increasing Income and you
annuitize your annual maximum Income
Payment.
• Performance Locks must be executed before
the Term End Date.
• If a Performance Lock is executed, the
locked Index Option will no longer participate
in Index performance (positive or negative)
for the remainder of the Term, and will not
receive a Performance Credit on the Term
End Date.
• You will not know your locked Index Option
Value in advance.
• The locked Index Option Value will reflect a
Daily Adjustment.
• If a Performance Lock is executed when
Daily Adjustment has declined, it will lock in
any loss.
• A Performance Lock can be executed only
once each Term for each Index Option.
• Cannot execute a Performance Lock for only
a portion of the Index Option Value.
• Early Reallocation requests are not accepted
within 14 calendar days before an Index
Anniversary, and are limited to two Early
Reallocation requests each Index Year.
• Deductions (e.g. withdrawals, fees) decrease
the locked Index Option Value.
• Cannot transfer locked Index Option Value
until the next Index Anniversary that occurs
on or immediately after the Lock Date unless
you execute an Early Reallocation.
• We will not provide advice or notify you
regarding whether you should execute a
Performance Lock or Early Reallocation
or the optimal time for doing so.
• We will not warn you if you execute a
Performance Lock or Early Reallocation at
a sub-optimal time.
• We are not responsible for any losses
related to your decision whether or not to
execute a Performance Lock or Early
Reallocation.
• Early Reallocations are not available to
Contracts issued before May 1, 2023, as
detailed in Appendix F.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Maximum Anniversary Value Death Benefit
Provides a death benefit equal to the greatest of
the Contract Value, Cash Value, or Guaranteed
Death Benefit Value. The Guaranteed Death
Benefit Value is the Maximum Anniversary Value.
An example of the death benefit provided by the
Maximum Anniversary Value Death Benefit, and
calculation of the Maximum Anniversary Value is
included in section 11, Death Benefit.
An example of how deduction of investment
advisory fees impact the death benefit is
included in section 1.
The impact of an Excess Withdrawal on the
death benefit is included in section 10.
0.20% (as a percentage of the Charge Base)
• Must be age 75 or younger to elect.
• Can only be added to a Contract at issue.
• Replaces the Traditional Death Benefit if
elected.
• Benefit cannot be removed from the Contract.
• Only available during the Accumulation Phase.
• Withdrawals, including any negative Daily
Adjustment and negative MVA, may
significantly reduce the benefit as indicated in
section 1, Investment Advisory Fee Deduction
Example, and in the Excess Withdrawal
example in section 10, Income Benefit.
• Withdrawals reduce the likelihood of lock in.
• Investment restrictions during the Income
Period may limit the benefit.
• Restrictions on Purchase Payments may limit
the benefit.
• Annuitizing the Contract will end the benefit.

10. Income Benefit
The Income Benefit is automatically included in your Contract at issue and you cannot remove it. It provides guaranteed lifetime Income Payments based on a percentage of your Contract Value until annuitization. Once the Income Payment waiting period has expired, Income Payments can begin as early as age 50 or as late as age 100. Unlike Annuity Payments, the Income Benefit allows access to your Contract Value and death benefit for a period of time after Income Payments begin. However, once Income Payments begin only the Index Options with the Index Protection Strategy with Trigger and Index Protection Strategy with Cap are available to you. If you have Contract Value in any of the Index Options with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, you must transfer this Contract Value to the Index Options with the Index Protection Strategy with Trigger or Index Protection Strategy with Cap when you request Income Payments. The Income Benefit has a rider fee as discussed in the Fee Tables, and section 6, Expenses. The Income Benefit also includes the Income Multiplier Benefit for no additional charge, which can increase the annual maximum Income Payment after the required wait period to help pay for care if you should need it.
How the Income Benefit Works
We designed Income Payments to last for the lifetime of the Covered Person(s). Covered Person(s) are based on the Eligible Person(s) and the Income Payment type you select on the Income Benefit Date. We establish Eligible Person(s) at issue based on the Contract’s ownership and tax qualification status.
We generally base Income Payments on the Lifetime Income Percentage and your Contract Value. However, it is possible in periods of extremely low return that the Level Income Guarantee Payment Percentage could result in a higher initial Income Payment. In those circumstances, we base Income Payments on total Purchase Payments adjusted for withdrawals instead of Contract Value. We base each Lifetime Income Percentage on its Income Percentage(s) and Income Percentage Increase (the amount that each Income Percentage can increase on each Index Anniversary up to and including the Income Benefit Date). On the Index Effective Date, we establish:
●
An Income Percentage for each payment type using the Eligible Person’s current age, or younger Eligible Person’s current age for joint payments. This Income Percentage is also the initial Lifetime Income Percentage for each payment type.
●
An Income Percentage Increase for each Eligible Person based on their current age (or younger Eligible Person’s current age for joint payments). However, if there are two Eligible Person(s) the Index Options Statement will not display a single Lifetime Income Percentage for an Eligible Person who is only a Beneficiary, because only an Eligible Person who is also an Owner (or Annuitant if the Owner is a non-individual) can become a Covered Person if you select single payments.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

During the Accumulation Phase on each Index Anniversary on and before the Income Benefit Date, we add an Income Percentage Increase to each Lifetime Income Percentage once the Eligible Person (or younger Eligible Person for joint payments) reaches age 45. This means if an Eligible Person is younger than age 44 on the Issue Date:
●
you will not receive an increase to a Lifetime Income Percentage based on that Eligible Person until the Index Anniversary that the Eligible Person (or younger Eligible Person for joint payments) reaches age 45, and
●
you will pay a rider fee during the period you are not eligible for an Income Percentage Increase.
The table showing the Income Percentages and Income Percentage Increases is stated in the Income Benefit Supplement. Additional Purchase Payments we receive after the Index Effective Date will adjust each Lifetime Income Percentage on the next Index Anniversary based on:
●
the Income Percentage for the Eligible Person’s current age, and
●
the Variable Account Value’s percentage of total Contract Value.
If we receive additional Purchase Payments after the Eligible Person reaches age 45, these Purchase Payments will increase the available Income Payment because they increase the Contract Value, although they actually decrease each Lifetime Income Percentage. Please see the Lifetime Income Percentage Calculation Example later in this section.
Then when you are ready to take Income Payments, you can choose which Lifetime Income Percentage we use to calculate your payment. You will always be able to choose between Lifetime Income Percentages for the Level Income and Increasing Income payment options. However, once Income Payments begin you cannot change your payment option. Level Income provides an automatic annual increase to your Income Payments if your Contract Value increases from one Income Benefit Anniversary to the next. If you choose the Level Income payment option and meet certain age requirements, your initial Income Payment will not be less than a percentage (Level Income Guarantee Payment Percentage) of your total Purchase Payments reduced proportionately for withdrawals you took  (including any MVA). All withdrawals you take reduce your total Purchase Payments, even MVA-Free Withdrawals. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. Increasing Income provides Income Payment increases on each Income Benefit Anniversary during the Income Period if your selected Index Option(s) receives a positive Performance Credit, or you execute a Performance Lock during the prior Income Benefit Year.
If there are two Eligible Person(s) who both meet the exercise age requirements, you will also be able to choose between Lifetime Income Percentages for single and joint payments. If both Eligible Persons are also Owners, you will also be able to choose between single Lifetime Income Percentages based on each Eligible Person. The Lifetime Income Percentages available before the Income Benefit Date are displayed on the Index Options Statement. During the Income Period this statement will show the annual maximum Income Payment available for the next year. The annual maximum Income Payment displayed for the Level Income payment option will reflect the Level Income Guarantee Payment Percentage if this calculation results in a greater payment and you meet the age requirements stated under “Calculating Your Income Payments” later in this section.
There are restrictions on which Eligible Person can become a Covered Person if you select single Income Payments. Joint Income Payments are not available if the age difference between spouses is more than 50 years (for more information see section 2, Eligible Person(s) and Covered Person(s)).
Income Payments are not available until the Index Anniversary that occurs on or after the Income Payment waiting period (which is stated in the Income Benefit Supplement) expires and the Eligible Person(s) reaches age 50. Income Payments must begin no later than age 100. If you do not begin Income Payments during the eligibility period, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. In addition, before the Income Period you are paying for a benefit that you are not currently using.
You choose your Income Payment frequency and amount subject to the annual maximum permitted payment. The payment option (Level Income or Increasing Income) you select determines how and when your annual maximum Income Payment will increase from one Income Benefit Anniversary to the next as described in “Automatic Annual Income Payment Increases” later in this section.
We use Contract Value to calculate your initial annual maximum Income Payment, and Income Payment increases under the Level Income payment option. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees, expenses, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract decrease the Contract Value, which reduces the initial annual maximum Income Payment available to you, and the likelihood you will receive Income Payment increases if you select the Level Income payment option. Once

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

established, the annual maximum Income Payment can only decrease if you take an Excess Withdrawal. A full Excess Withdrawal and certain partial Excess Withdrawals will cause Income Payments to stop and the Contract and all of its benefits to end.
The Income Benefit also includes the Income Multiplier Benefit which, after the required wait period, can increase your income to help pay for care if you should need it. If you qualify for this benefit, we multiply your annual maximum Income Payment by the income multiplier factor. The income multiplier factor and income multiplier benefit wait period are stated in the Income Benefit Supplement. The Income Multiplier Benefit is not available in all states as indicated in Appendix F.
● YOU SHOULD NOT PURCHASE THIS CONTRACT WITHOUT FIRST OBTAINING THE CURRENT
INCOME BENEFIT SUPPLEMENT. We publish any changes to the Income Benefit Supplement at least seven calendar days before they take effect on our website at www.allianzlife.com/RILAincomeadvrates.

● Please discuss the Income Benefit’s appropriateness with your Financial Professional and tax adviser.
During the Income Period
●
You will receive Income Payments as long as a Covered Person is alive and continues to meet the requirements stated in section 2. However, Income Payments and the Income Benefit may end prematurely if you:
−
change the Owner(s) or Beneficiary and all Covered Persons are removed from the Contract because they no longer meet the requirements stated in section 2,
−
take an Excess Withdrawal that reduces the Contract Value to $2,000 or less, or
−
you annuitize your Contract. However, we can convert your Income Payment to Annuity Payments as described in section 8, The Annuity Phase – When Annuity Payments Begin.
●
If you begin Income Payments before age 59 1∕2, the payments may be subject to a 10% additional federal tax.
●
Any part of your annual maximum Income Payment that you do not withdraw in a given Income Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.
●
Excess Withdrawals reduce your annual maximum Income Payment by the percentage of Contract Value withdrawn (including any MVA) on the next Income Benefit Anniversary.
●
You cannot make additional Purchase Payments. If your Contract includes the Traditional Death Benefit, your Guaranteed Death Benefit Value no longer increases.
●
The Contract Value continues to fluctuate as a result of Index Option performance. However, only the Index Protection Strategy with Trigger and Index Protection Strategy with Cap are available to you. This may limit your Contract’s performance potential, and if your Contract includes the Maximum Anniversary Value Death Benefit, this may also limit your Guaranteed Death Benefit Value.
●
The Contract Value decreases on a dollar for dollar basis with each Income Payment, Excess Withdrawal, and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. If your Contract includes the Maximum Anniversary Value Death Benefit, this decrease in Contract Value also reduces the likelihood of locking in investment gains to the Maximum Anniversary Value.
●
Each Income Payment and any Excess Withdrawal also reduces your Guaranteed Death Benefit Value and the Charge Base used to calculate product and rider fees by the percentage of Contract Value withdrawn  (including any MVA), which means these values may be reduced by more than the amount withdrawn.
●
The Income Benefit rider fee continues until the Business Day the Contract Value reduces to zero, you annuitize the Contract, or the Income Benefit ends.
●
If your Contract also includes the Maximum Anniversary Value Death Benefit, its rider fee continues as indicated in section 6, Expenses.
●
The free withdrawal privilege is no longer available.
●
If you exercise the Income Multiplier Benefit, we will increase your annual maximum Income Payment for the remainder of that Income Benefit Year and the next year. To continue receiving this increase each Income Benefit Year you must reestablish eligibility. Any increase to your Income Payments as a result of this benefit will more rapidly reduce your Guaranteed Death Benefit Value.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

●
If your Contract Value reduces to zero during the Income Period for any reason other than an Excess Withdrawal or annuitization that does not convert your Income Payments to Annuity Payments, you will continue to receive your maximum available Income Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person. If you exercised the Income Multiplier Benefit, it will end on the Income Benefit Anniversary that occurs on or immediately after your Contract Value reduces to zero. This means that you will no longer receive the increased annual maximum Income Payment provided by this Benefit; however, you will continue to receive the maximum available Income Payment, which will be less than the amount you previously received under the Income Multiplier Benefit.
●
Income Payments made while Contract Value is greater than zero are payments made from your own money, and the chance of Contract Value being reduced to zero and receiving lifetime Income Payments from us may be minimal.
An example of the effect of an Excess Withdrawal on the Guaranteed Death Benefit Value and the annual maximum Income Payment is included later in this section.
Requesting Income Payments
You request Income Payments by completing a payment election form. We must receive your Income Payment election form in Good Order at our Service Center no later than five Business Days before the Income Benefit Date. At least one Eligible Person must remain in the Contract and be alive on the Income Benefit Date in order for Income Payments to begin. Joint payments are only available if there are two Eligible Persons on the Income Benefit Date. If you have Contract Value in any of the Index Options with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, you must transfer this Contract Value to the Index Options with the Index Protection Strategy with Trigger or Index Protection Strategy with Cap when you request Income Payments. In addition, your Income Benefit Date must be on an Index Anniversary. If you have Contract Value in an Index Option and the Income Benefit Date is not also a Term End Date for that Index Option, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments, and in such case the Index Option Value will be subject to the Daily Adjustment. If you have Index Options with different Term End Dates, there may be no Income Benefit Date you can select without application of at least one Daily Adjustment. For the Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options, we will execute this Performance Lock even if the Daily Adjustment is zero.
We will send you a notice letter at least 30 days before:
●
the Index Anniversary that Income Payments can begin once the Eligible Person(s) reaches age 50,
●
the last Index Anniversary that joint Income Payments will be available because the older Eligible Person is reaching age 100 if there are two Eligible Persons, and
●
the last Index Anniversary that Income Payments will be available because the younger Eligible Person is reaching age 100.
● If Income Payments do not begin by the Index Anniversary upon which the younger Eligible Person reaches age 100, the Income Benefit ends.
● If the Income Benefit ends before Income Payments begin, you will have paid for the benefit without receiving any of its advantages.
Calculating Your Income Payments
The annual maximum Income Payment is the amount you are entitled to receive each Income Benefit Year. On the Income Benefit Date, if you select the Level Income payment option and all Covered Persons are age 80 or younger (and were age 75 or younger on the Issue Date) your initial annual maximum Income Payment is the greater of the following:
●
The Level Income Guarantee Payment Percentage based on the Covered Person’s current age (or the younger Covered Person’s current age for joint payments) multiplied by total Purchase Payments reduced for withdrawals you took. Withdrawals reduce total Purchase Payments by the percentage of Contract Value withdrawn (including any MVA), determined at the end of each Business Day. All withdrawals you take reduce your total Purchase Payments, even MVA-Free Withdrawals. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

●
The Lifetime Income Percentage for the payment type you select multiplied by the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee, and contract maintenance charge and apply any Performance Credits, but before we make any Income Payments or Excess Withdrawals, or we deduct any investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
If the Covered Persons do not meet these age requirements (age 80 or younger on the Income Benefit Date, and age 75 or younger on the Issue Date), or if you select the Increasing Income payment option, we instead calculate your initial annual maximum Income Payment as stated in the second bullet above (the Lifetime Income Percentage for the payment type you select multiplied by the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee, and contract maintenance charge and apply any Performance Credits, but before we make any Income Payments or deduct Excess Withdrawals).
● If you have Contract Value in an Index Option for which the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments, and in such case the Index Option Value will be subject to the Daily Adjustment.
If you have Index Options with different Term End Dates, there may be no Income Benefit Date you can select without application of at least one Daily Adjustment. This means you may not receive the full benefit of the
Performance Credit that you would have received if you had waited until the Term End Date to begin Income
Payments.

● We use Contract Value to calculate your initial annual maximum Income Payment, and Income Payment increases under the Level Income payment option. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract decrease the Contract Value, which reduces the initial annual maximum Income
Payment available to you, and the likelihood you will receive Income Payment increases if you select the Level
Income payment option.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Level Income Guarantee Payment Percentage Table
Covered Person’s age (or younger Covered Person’s age for joint payments) on the Income Benefit Date	Level Income Guarantee Payment Percentage
50	2.23%
51	2.28%
52	2.33%
53	2.39%
54	2.44%
55	2.50%
56	2.57%
57	2.64%
58	2.71%
59	2.78%
60	2.86%
61	2.95%
62	3.04%
63	3.13%
64	3.23%
65	3.34%
66	3.45%
67	3.58%
68	3.71%
69	3.85%
70	4.00%
71	4.17%
72	4.35%
73	4.55%
74	4.77%
75	5.00%
76	5.27%
77	5.56%
78	5.89%
79	6.25%
80	6.67%
On the Income Benefit Date, if your initial annual maximum Income Payment is less than $100, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. For example, assuming a 4% Lifetime Income Percentage and Contract Value less than $2,500, this would result in an initial annual maximum Income Payment of less than $100.
You can receive Income Payments monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.
You can change your payment frequency once each Income Benefit Year while your Contract Value is positive. We must receive your request to change your Income Payment frequency in Good Order at our Service Center no later than five Business Days before the Income Benefit Anniversary. If the change is available, we implement it on the Income Benefit Anniversary and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.
The annual maximum Income Payment is the amount you are entitled to, but you can choose to take less. The annual actual Income Payment is the total amount you choose to receive each year. Each scheduled Income Payment you receive is equal to the annual actual Income Payment divided by the number of payments you chose to receive during the Income Benefit Year. Each scheduled Income Payment must either be zero, or $100 or more. For example, you cannot request a scheduled payment of $50.
Any part of your annual maximum payment that you do not withdraw in a given Income Benefit Year is not added to the annual maximum payment available next year. However, if your actual Income Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Payment, and

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

not an Excess Withdrawal and not subject to a MVA. We do not consider a withdrawal to be an Excess Withdrawal until you have withdrawn the available annual maximum Income Payment amount. In addition, once we have paid out your annual maximum Income Payment we will not make any further scheduled Income Payments for the rest of the Income Benefit Year. For example, assume your annual maximum Income Payment is $2,000 and you take scheduled semi-annual Income Payments of $500. Within an Income Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional scheduled Income Payment. If instead you withdraw $1,200 after receiving the first $500 payment, we consider that withdrawal to be an additional scheduled Income Payment. On the date of the next scheduled Income Payment we will send you only $300 because that is the amount remaining from your $2,000 annual maximum. If you then took an additional withdrawal of $200 in that Income Benefit Year, we consider that $200 to be an Excess Withdrawal subject to a MVA.
If you would like to take less than the maximum available payment, you can change your payment amount once each Income Benefit Year while your Contract Value is positive. We must receive your request to change your Income Payment amount in Good Order at our Service Center no later than five Business Days before the Income Benefit Anniversary. If the change is available, we implement it on the Income Benefit Anniversary and it remains in effect until the Income Benefit ends or you request another change.
If, on a Business Day that we are deducting an Income Payment, your Contract Value is less than the payment amount, we will add the difference between these amounts to your Contract Value and then deduct the Income Payment which will reduce your Contract Value to zero. If your Contract Value reduces to zero during the Income Period for any reason other than an Excess Withdrawal or annuitization that does not convert your Income Payments to Annuity Payments, you will continue to receive your maximum available Income Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person. If you select Increasing Income, you can continue to receive payment increases based on Index Option performance. However, if you select Level Income, your Income Payments will no longer increase.
We deduct each Income Payment, Excess Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Index Options. While the Contract Value is positive, you can make transfers between the Index Options and execute Performance Locks and Early Reallocations. If you select Increasing Income, once the Contract Value reduces to zero, you can continue to change your Index Option allocations and execute Performance Locks and Early Reallocations as long as the Income Benefit is in effect.
● For Qualified Contracts: If we calculate a required minimum distribution (RMD) based on this Contract, after making all Income Payments for the calendar year we determine whether this calendar year’s total RMD has been satisfied by these payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a MVA.

● For annuitization: If on the Annuity Date you are receiving Income Payments and your Contract Value is positive, we will convert your Income Payments to Annuity Payments if you take Annuity Payments under Annuity Option B or F. If you select any other Annuity Option, we will not convert your Income Payments to Annuity Payments. This means that if you annuitize your Contract you may receive less as Annuity Payments than you would have received as Income Payments. For more information, see section 8, The Annuity Phase – When Annuity Payments
Begin.

Lifetime Income Percentage Calculation Example
Assume you are the sole Owner, you are not married, and your initial Purchase Payment is $20,000. You only select 1-year Term Index Options. You are not married so you are also the only Eligible Person. The Income Payment waiting period is three Index Years. On the Index Effective Date you are age 54, your Income Percentage Increase is 0.25%, and your initial Lifetime Income Percentages are equal to the Income Percentages for single payments, which are 4.20% for Level Income, and 3.20% for Increasing Income. You take no withdrawals before requesting Income Payments.
On the first Index Anniversary, we apply your first Income Percentage Increase. Your new Lifetime Income Percentages for single payments are 4.45% (4.20% + 0.25%) for Level Income and 3.45% (3.20% + 0.25%) for Increasing Income.
Assume you make an additional Purchase Payment of $2,000 in the fourth Index Year. On the fourth Index Anniversary:
●
you are age 58 and the Income Percentages are 4.60% for Level Income, and 3.60% for Increasing Income,
●
the Variable Account Value for the additional Purchase Payment is now $2,002.50, and

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

●
the Contract Value after application of the additional Purchase Payment, Performance Credits and before deducting all Contract fees and expenses is $25,000.
We calculate your new Lifetime Income Percentages for single payments on the fourth Index Anniversary as follows.
●
Lifetime Income Percentages for the initial Purchase Payment are now 5.20% (4.20% + (0.25% x 4)) for Level Income and 4.20% (3.20% + (0.25% x 4)) for Increasing Income.
●
Lifetime Income Percentages for the additional Purchase Payment are 4.60% for Level Income and 3.60% for Increasing Income.
●
The Variable Account Value’s percentage of total Contract Value is 8.01% ($2,002.50 ÷ $25,000), which means the initial Purchase Payment is 91.99% of total Contract Value (100% - 8.01%).
The final Lifetime Income Percentages on the fourth Index Anniversary are then:
−
for Level Income: (5.20% x 91.99%) + (4.60% x 8.01%) = 4.78% + 0.37% = 5.15%
−
for Increasing Income: (4.20% x 91.99%) + (3.60% x 8.01%) = 3.86% + 0.29% = 4.15%
If you begin Income Payments on the fourth Index Anniversary, we calculate the annual maximum Income Payment as follows.
If you select Level Income, you receive the greater of….	If you select Increasing Income, you receive…
• Level Income Guarantee Payment Percentage multiplied by
total Purchase Payments reduced proportionately for
withdrawals you took, or: (2.71% x $22,000) = $596.20
• Lifetime Income Percentage multiplied by the Contract Value, or: (5.15% x $25,000) = $1,287.50
• Lifetime Income Percentage multiplied by the Contract Value, or: (4.15% x $25,000) = $1,037.50
We apply the Level Income Guarantee Payment Percentage in this calculation because you were 75 or younger when you purchased the Contract and are age 80 or younger on the Income Benefit Date. On the Income Benefit Date, your Level Income Guarantee Payment Percentage based on your current age of 58 is 2.71%, and your total Purchase Payments reduced proportionately for withdrawals is $22,000 (your $20,000 initial payment plus the $2,000 we received in the fourth Index Year). The annual maximum Income Payment calculation and Level Income Guarantee Payment Percentage are discussed in “Calculating Your Income Payments” next in this section.
If you had not made the additional Purchase Payment your Lifetime Income Percentages would have been higher (5.20% compared to 5.15% for Level Income, and 4.20% compared to 4.15% for Increasing Income), but the available annual maximum Income Payment would be lower because the Contract Value would not include the increase from the additional Purchase Payment. If you had not made the additional Purchase in the fourth Index Year, your Contract Value would have been $22,997.50 ($25,000 - $2,002.50) and we calculate your annual maximum Income Payment as follows.
If you select Level Income, you receive the greater of….	If you select Increasing Income, you receive…
• Level Income Guarantee Payment Percentage multiplied by
total Purchase Payments reduced proportionately for
withdrawals you took, or: (2.71% x $20,000) = $542.00
• Lifetime Income Percentage multiplied by the Contract Value, or: (5.20% x $22,997.50) = $1,195.87
• Lifetime Income Percentage multiplied by the Contract Value, or: (4.20% x $22,997.50) = $965.90
Example of when the Level Income Guarantee Payment Percentage may increase the initial Income Payment
Assume you are the sole Owner, you are not married, and your initial Purchase Payment is $100,000. You are age 65 on the Index Effective Date and your initial Income Percentage under Level Income is 5.70% with a 0.40% Income Percentage Increase. You take no withdrawals before requesting Income Payments. You begin Income Payments on the

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

fifth Index Anniversary and select the Level Income payment option. On the Income Benefit Date you are age 70, your Lifetime Income Percentage is 7.70% and your Level Income Guarantee Payment Percentage is 4.00%.
When it increases the initial Income Payment	When it does not increase the initial Income Payment
• Assume your Contract Value decreases to $50,000 due to
negative performance. You would receive the greater of:
– Level Income Guarantee Payment Percentage multiplied
by total Purchase Payments reduced proportionately for
withdrawals you took, or: (4.00% x $100,000) = $4,000.00
– Lifetime Income Percentage multiplied by the Contract
Value, or: (7.70% x $50,000) = $3,850.00

• Assume your Contract Value decreases to $70,000 due to
negative performance. You would receive the greater of:
– Level Income Guarantee Payment Percentage multiplied
by total Purchase Payments reduced proportionately for
withdrawals you took, or: (4.00% x $100,000) = $4,000.00
– Lifetime Income Percentage multiplied by the Contract
Value, or: (7.70% x $70,000) = $5,390.00

Please note that these examples may differ from your actual results due to rounding.
Excess Withdrawals
Excess Withdrawals do not include RMD payments, or deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. Excess Withdrawals are subject to a MVA. Any partial Excess Withdrawal must be for at least $100, and, after the partial Excess Withdrawal, the Contract Value must be at least $2,000. If the Contract Value is less than $2,000, you cannot request a partial Excess Withdrawal, but you can take a full Excess Withdrawal. If a partial Excess Withdrawal reduces the Contract Value to less than $2,000, we require you to take a full Excess Withdrawal. A full Excess Withdrawal will cause Income Payments to stop and the Contract and all of its benefits to end. We will not provide a warning before you take an Excess Withdrawal, and there will be no opportunity to undo an Excess Withdrawal.
Excess Withdrawals reduce your annual maximum Income Payment on the next Income Benefit Anniversary after the withdrawal. For each Excess Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Contract Value. If partial Excess Withdrawals reduce your annual maximum Income Payment to less than $100, we send you the Cash Value, which will cause Income Payments to stop and the Contract to end.
Excess Withdrawal Example
These calculations show the effects of an Excess Withdrawal on the Contract Value, Cash Value, available Guaranteed Death Benefit Value, and Income Payments. Partial Excess Withdrawals (including any MVA, but not deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract) immediately reduce the Contract Value and Cash Value on a dollar for dollar basis, and reduce the Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn. Partial Excess Withdrawals also reduce the annual maximum Income Payment by the percentage of Contract Value withdrawn on the next Income Benefit Anniversary. (The impact of withdrawals, including Excess Withdrawals, on the Charge Base is included in Appendix C - Annual Contract Fees Calculation Examples.)
The example assumes you do not authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, and instead take a $1,500 Excess Withdrawal and use that money to pay investment advisory fees to your Financial Professional when the Contract Value is $100,000, the Cash Value is $97,000, and the Guaranteed Death Benefit Value under the Traditional Death Benefit is $90,000, or $105,000 under the Maximum Anniversary Value Death Benefit. It also assumes the $1,500 Excess Withdrawal is subject to a MVA of -$100. Cash Value reflects the MVA we apply on a full withdrawal. Therefore the Cash Value in this example is only reduced for the $1,500 Excess Withdrawal

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

because the -$100 MVA is already reflected in the $97,000 Cash Value. All fractional numbers in these examples have been rounded up to the next whole number.
Excess Withdrawal	Contract Value	Cash Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Guaranteed Death Benefit Value for a Contract with the Maximum Anniversary Value Death Benefit	Next anniversary’s annual maximum Income Payment
Prior to withdrawal	$ 100,000	$ 97,000	$ 90,000	$ 105,000	$ 4,800
$1,500 withdrawal	– $1,500	– $1,500	– [($1,500 ÷ 100,000)	– [($1,500 ÷ 100,000)	– [($1,500 ÷ 100,000)
			x 90,000)] = - $1,350	x 105,000)] = - $1,575	x 4,800)] = - $72
-$100 MVA	– $100		– [($100 ÷ 100,000)	– [($100 ÷ 100,000)	– [($100 ÷ 100,000)
			x 90,000)] = - $90	x 105,000)] = - $105	x 4,800)] = - $5
	– $1,600	– $1,500	= - $1,440	= - $1,680	= - $77

After withdrawal	$ 98,400	$ 95,500	$ 88,560	$ 103,320	$ 4,723
The death benefit is the greatest of the Contract Value, Cash Value, or the Guaranteed Death Benefit Value. After the withdrawal and MVA, the death benefit would either be the $98,400 Contract Value under the Traditional Death Benefit (because it is greater than the Guaranteed Death Benefit Value of $88,560), or the $103,320 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit.
Automatic Annual Income Payment Increases
If you select Level Income, the available annual maximum Income Payment will increase only if your Contract Value increases from one Income Benefit Anniversary (or the Income Benefit Date if this is the first Income Benefit Anniversary) to the next and you took the maximum permitted payment during the prior Income Benefit Year. This increase is equal to the percentage of growth between these two Contract Values. For example, if the Contract Value increased by 1.5%, we also increase your annual maximum Income Payment by 1.5%.
When calculating this payment increase we use the Contract Value determined at the end of the Business Day after we apply any Performance Credits (or Daily Adjustment if the Index Anniversary is not a Term End Date) and we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, but before we make any Income Payments or deduct Excess Withdrawals taken on this Index Anniversary. If the Income Benefit Date or an Income Benefit Anniversary does not occur on a Business Day, we use Contract Values from the next Business Day.
Lifetime Income Percentages on the Income Benefit Date generally will be higher with Level Income, as compared with Increasing Income. However, subsequent payment increases are less likely with Level Income, as compared with Increasing Income, especially in later Income Benefit Years. This is because only the Index Protection Strategy with Trigger and Index Protection Strategy with Cap are available once Income Payments are selected, and those two Crediting Methods have the lowest return potential. If Index Option performance is less than the total withdrawals, including Income Payments, Excess Withdrawals and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, taken in an Index Year, there will be no increase in the annual maximum Income Payment for the Index Year under Level Income.
For example, if you receive Performance Credits of 2.5% on an Index Anniversary, but the deductions for Income Payments and Excess Withdrawals taken during the prior Index Year, and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract both in the prior Index Year and on the current Index Anniversary reduce your Contract Value by -6.8% you will not receive a payment increase under Level Income.
If we increase the Contract Value to equal the death benefit due to a spousal continuation of the Contract during the last
Income Benefit Year, we also subtract the amount of this increase from the Contract Value on the next Income Benefit
Anniversary when determining annual payment increases under the Level Income payment option.

If you select Increasing Income, the available annual maximum Income Payments will increase on each Income Benefit Anniversary if your selected Index Option(s) receives a Performance Credit, or if you executed a Performance Lock on an

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

increased Index Option Value at any time during the prior Income Benefit Year. Any Index Options that did not receive a Performance Credit and were not locked during the prior Income Benefit Year will not affect the annual maximum Income Payment on the current Income Benefit Anniversary.
●
If you select multiple Index Options, we take the weighted average of all Performance Credits, and locked increased Index Option Values based on the percentage of total Index Option Base in each of your selected Index Options to determine your payment increase as indicated in the example below. When calculating this payment increase, we use the Index Option Base determined at the end of the Business Day before we apply any daily transactions (increases for Performance Credits or Daily Adjustments; deductions for Income Payments, Excess Withdrawals, Contract fees and expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract; or processing any Early Reallocations or transfers).
−
For Index Options where a Performance Lock was not executed during the prior Income Benefit Year we use the percentage of total Index Option Base in each of these Index Options on the Income Benefit Anniversary. If the Income Benefit Anniversary does not occur on a Business Day, we use the Index Option Base from the next Business Day.
−
For Index Options where a Performance Lock was executed during the prior Income Benefit Year we use the percentage of Index Option Base in each of these Index Options on the Business Day the Index Option is reallocated or transferred.
Payment increases can continue even if your Contract Value reduces to zero, or if you convert Income Payments to Annuity Payments as described in section 8, The Annuity Phase – When Annuity Payments Begin.
●
If you selected multiple Index Options, we take the weighted average of all Performance Credits, and locked Daily Adjustments using the percentage of Contract Value in each Index Option either at the end of the prior Business Day before your Contract Value reduced to zero, or at the end of the Business Day on the Annuity Date if you convert Income Payments to Annuity Payments.
●
We determine this Contract Value after we apply any Daily Adjustments (if this day is not a Term End Date) or Performance Credits (if this day is a Term End Date), and after we deduct any Income Payment, Excess Withdrawal, Contract fees and expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
●
You can change the proportions that we use to calculate this weighted average by submitting an authorized request to our Service Center.
Example (Increasing Income)
Assume your Contract Value is $100,000 and you allocate 20% to the Index Protection Strategy with Trigger using the S&P 500® Index and 80% to the Index Protection Strategy with the Cap using the EURO STOXX 50® on the Income Benefit Date.
On the first Income Benefit Anniversary, the Index Protection Strategy with Trigger Index Option receives a 3.5% Performance Credit and the Index Protection Strategy with the Cap Index Option receives a 4.2% Performance Credit. On this anniversary, before we apply daily transactions, 20% of your total Index Option Base is in the Index Protection Strategy with Trigger Index Option, and 80% of your total Index Option Base is in Index Protection Strategy with the Cap Index Option.
Your annual maximum Income Payment on the first Income Benefit Anniversary will increase by 4.06% ((3.5% x 20%) + (4.2% x 80%)).
Please see Appendix D for an example of how we calculate an automatic Income Payment increase if you execute a Performance Lock and Early Reallocation.
Income Multiplier Benefit
The Income Multiplier Benefit can increase the annual maximum Income Payment if you:
●
begin confinement after the first Contract Anniversary in an eligible facility (a hospital, nursing facility, or assisted living facility) for at least 90 days in a 120-day period, or
●
are unable to perform at least two of six activities of daily living (ADLs) for at least 90 consecutive days. ADLs include bathing, dressing, toileting, continence, eating, and transferring (moving into or out of a bed, chair, or wheelchair).

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

We must receive proof of staying in an eligible facility or ADL eligibility before we multiply your annual maximum Income Payment by the income multiplier factor stated in the Income Benefit Supplement. For ADL eligibility we may require, at our expense, an examination or tests by a physician of our choice. To continue receiving this increase each Income Benefit Year, you must reestablish eligibility.
The Income Multiplier Benefit is not available before the Income Benefit Date, or before expiration of the income multiplier benefit wait period stated in the Income Benefit Supplement. In addition, a Covered Person cannot establish eligibility for this benefit more than one Index Year before the Income Benefit Date. Increased Income Payments based on staying in an eligible facility are not available before the first Contract Anniversary. To qualify for a payment increase based on performance of ADLs, a Covered Person must have been able to perform each of these six ADLs without substantial assistance on the Issue Date. If you chose to take less than the annual maximum Income Payment and then qualify for a payment increase under the Income Multiplier Benefit, we will increase your Income Payments to the available annual maximum before applying the payment increase.
Example
Assume you elect to receive the maximum available payment under the Level Income payment option, your annual maximum Income Payment is $10,000, the income multiplier factor is 2, and the income multiplier benefit wait period is five Contract Years. After the fifth Contract Anniversary you suffer an illness and can’t perform two of the six ADLs. At the time of your illness, your annual maximum Income Payment is still $10,000 and your Contract Value is positive. After we confirm your benefit eligibility with your physician, we increase your annual maximum Income Payment as follows:
(income multiplier factor) x (annual maximum Income Payment) = 2 x $10,000 = $20,000
This increase will allow you to receive up to $20,000 as an Income Payment for this Income Benefit Year, and the next Income Benefit Year. However, in the next Income Benefit Year your health improves and you are not able to reestablish benefit eligibility for the following Income Benefit Year. So on the second Income Benefit Anniversary after we increased your payment, we decrease your annual maximum Income Payment as follows:
(annual maximum Income Payment) ÷ (income multiplier factor) = $20,000 ÷ 2 = $10,000
When the Income Multiplier Benefit Ends
The Income Multiplier Benefit ends on the earliest of the following.
●
The Annuity Date.
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The Income Benefit Anniversary that occurs on or immediately after the date the Contract Value is reduced to zero.
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The Business Day the Income Benefit ends.
●
The Business Day the Contract ends.
Taxation of Income Payments
We treat Income Payments as withdrawals for tax purposes while your Contract Value is positive, and once your Contract Value is reduced to zero we intend to treat Income Payments as Annuity Payments for tax purposes. For more information, see section 12, Taxes – Taxation of Income Payments.
When the Income Period Ends
The Income Period ends on the earlier of the last Business Day before the Annuity Date, or the date the Income Benefit ends. Income Payments can continue for the life of the Covered Person(s) if you do not take more than your allowed annual maximum payment.
When the Income Benefit Ends
The Income Benefit ends on the earliest of the following.
●
The Business Day all Eligible Persons or Covered Persons are removed from the Contract because they no longer meet the requirements (Owner, Annuitant or sole Beneficiary) stated in section 3. If this occurs after the Income Benefit Date, Income Payments stop when the last Covered Person is removed from the Contract.
●
The Index Anniversary upon which the younger Eligible Person reaches age 100 if it occurs before the Income Benefit Date.
●
The Business Day we process your request for a full withdrawal, other than a full withdrawal caused by an Income Payment.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

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The Income Benefit Date or an Income Benefit Anniversary if the annual maximum Income Payment is less than $100.
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Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse is an Eligible Person or Covered Person and continues this Contract, the Income Benefit also continues.
●
During the Accumulation Phase and before the Income Benefit Date, the Income Benefit ends on the date of death of the last surviving Eligible Person.
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During the Income Period, the Income Benefit ends on the date of death of the last surviving Covered Person.
●
The Business Day the Contract ends.
If we receive notice of death of a Covered Person during the Income Period we will suspend Income Payments and the
Income Benefit will end as described above. However, if a federally recognized spouse who is also a joint Covered
Person continues this Contract, we will resume Income Payments and add any Income Payments that we would have paid between the time we suspended Income Payments and when they resume future Income Payments.

11. Death Benefit
“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The Contract provides the Traditional Death Benefit, the standard death benefit, for no additional charge. If available, you can instead select the optional Maximum Anniversary Value Death Benefit at Contract issue for an additional rider fee if all Owners and the Annuitant are age 75 or younger. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue. The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they may be equal. Please discuss this benefit’s appropriateness with your Financial Professional. The death benefit is the greatest of the Contract Value, Cash Value, or Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any MVA) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit.
The death benefit is only available during the Accumulation Phase (and Income Period, if applicable). If you or the Determining Life (Lives) die during the Accumulation Phase, we process the death benefit using prices determined after we receive the required information, which is either a Valid Claim or due proof of death as stated here. (For information on due proof of death see the Glossary – Valid Claim). If we receive this information at or after the end of the current Business Day, we use the next Business Day’s prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. If a Beneficiary dies before you or the Designated Life, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate, or if the Owner is a non-individual, to the Owner. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, each Beneficiary receives an equal share.
Each Beneficiary’s portion of the death benefit remains in the Index Options based on the allocation instructions that were in effect on the date of death until we receive his or her Valid Claim and we either pay the claim or the Beneficiary provides alternate allocation instructions. If there is Variable Account Value in the Variable Option on the date of death, it remains there until the next Index Anniversary. If an Index Anniversary occurs before we receive a Valid Claim, we will transfer that Beneficiary’s portion of the Variable Account Value to the Index Options based on the allocation instructions that were in effect on the date of death.
From the time we determine the death benefit until we make a complete distribution, any amount in the Index Options and the Variable Option continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary, we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.
On the first death of a Determining Life during the Accumulation Phase, if your selected death benefit is in effect, your Beneficiary(ies) will receive the greatest of the Contract Value, Cash Value (which on death is the Contract Value after application of any MVA), or Guaranteed Death Benefit Value. A positive MVA will increase the death benefit if Cash Value is greater than the Guaranteed Death Benefit Value. However, if the MVA is negative the death benefit will be the greater of Contract Value (without adjustment for the negative MVA), or the Guaranteed Death Benefit Value. The

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any MVA) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. For example, assume total Purchase Payments are $90,000, you take no withdrawals, the highest Contract Value on any Index Anniversary (the Maximum Anniversary Value) is $105,000, the current Contract Value is $100,000, and the Cash Value is $97,000. The death benefit for the Traditional Death Benefit is the $100,000 Contract Value, and for the Maximum Anniversary Value Death Benefit it is the $105,000 Maximum Anniversary Value.
If the date we are determining the death benefit is not the Term End Date, the Contract Value reflects the Daily Adjustment. Withdrawals you take reduce your Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn (including any MVA), determined at the end of each Business Day. All withdrawals you take reduce the Guaranteed Death Benefit Value, Contract Value, and Cash Value, even MVA-Free Withdrawals. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. These deductions will, however, decrease the Contract Value and Cash Value by the dollar amount withdrawn and reduce the likelihood of receiving increases to the Maximum Anniversary Value. In addition, because the death benefit is the greatest of Contract Value, Cash Value or the Guaranteed Death Benefit Value, deductions we make for Contract fees, expenses, and authorized investment advisory fees may reduce the death benefit available to your Beneficiaries.
Examples of the impact of deductions for investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract on the death benefit are included in section 1. The impact of an Excess Withdrawal on the death benefit is included in section 10.
Maximum Anniversary Value
The Maximum Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. At the end of each Business Day, we adjust the Maximum Anniversary Value as follows.
●
We increase it by the dollar amount of any additional Purchase Payments.
●
We reduce it by the percentage of any Contract Value you withdraw (including any MVA).
If the Index Effective Date occurs after the Issue Date, the Maximum Anniversary Value on the Index Effective Date is calculated in the same way as on an Index Anniversary.
On each Index Anniversary before the end date (or on the next Business Day if the Index Anniversary is not on a Business Day) the Maximum Anniversary Value is equal to the greater of:
●
its current value after processing any additional Purchase Payments, or withdrawals you take (including any MVA), or
●
the Contract Value determined at the end of the Business Day after we process all daily transactions including Performance Credits, any additional Purchase Payments, withdrawals you take including any MVA, and deductions we make for Contract fees, expenses, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. Contract Value reflects the Daily Adjustment for an Index Option for which this anniversary is not a Term End Date. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees, expenses, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract decrease the Contract Value and reduce the likelihood of receiving increases to the Maximum Anniversary Value.
On and after the end date, we no longer make this comparison and we no longer capture any annual investment gains in the Maximum Anniversary Value.
The end date occurs on the earliest of:
●
the older Determining Life’s 91st birthday, or
●
the end of the Business Day we receive the first Valid Claim from any one Beneficiary.
Example of the Maximum Anniversary Value
	Contract Value	Maximum Anniversary Value
Issue Date	$ 100,000	$ 100,000
1st Index Anniversary	$110,000	$110,000
2nd Index Anniversary	$95,000	$110,000
3rd Index Anniversary	$ 105,000	$110,000
4th Index Anniversary	$ 120,000	$ 120,000

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

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On the Issue Date the Maximum Anniversary Value is equal to the initial Purchase Payment of $100,000.
●
On the 1st Index Anniversary the Contract Value is greater than the Maximum Anniversary Value, so the Maximum Anniversary Value increases to equal the Contract Value of $110,000.
●
On the 2nd and 3rd Index Anniversaries the Contract Value is less than the Maximum Anniversary Value, so we neither increase nor decrease the Maximum Anniversary Value. The Maximum Anniversary Value will stay at $110,000 until the Contract Value on an Index Anniversary is greater than this amount or you make an additional Purchase Payment (either of which will increase the Maximum Anniversary Value), or you take a withdrawal (which will decrease the Maximum Anniversary Value).
●
On the 4th Index Anniversary the Contract Value is greater than the Maximum Anniversary Value, so the Maximum Anniversary Value increases to equal the Contract Value of $120,000.
During the Income Period:
● You cannot make additional Purchase Payments. If your Contract includes the Traditional Death Benefit this means the Guaranteed Death Benefit Value no longer increases.
● Index Dual Precision Strategy, Index Precision Strategy, Index Performance Strategy, and Index Guard Strategy are
no longer available. This may limit your Contract’s performance potential and the Guaranteed Death Benefit Value if your Contract includes the Maximum Anniversary Value Death Benefit. Income Payments and Excess Withdrawals
also decrease your Contract Value, which also reduces the likelihood of locking in investment gains to the
Guaranteed Death Benefit Value if your Contract includes the Maximum Anniversary Value Death Benefit.

● Each Income Payment and any Excess Withdrawal reduces the Guaranteed Death Benefit Value by the percentage of
Contract Value withdrawn (including any MVA), which means this value may be reduced by more than the amount withdrawn. Taking Excess Withdrawals may also cause your selected death benefit to end prematurely.

What Happens Upon Death?
If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die within 120 hours of each other, we determine the Guaranteed Death Benefit Value at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of the:
●
Guaranteed Death Benefit Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary,
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Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim, or
●
Cash Value determined at the end of the Business Day during which we receive his or her Valid Claim.
In this instance, if the Beneficiary:
−
is a surviving spouse and chooses to continue the Contract;
−
selects death benefit payment Option B; or
−
selects death benefit payment Option C and takes payment over a period not extending beyond the Beneficiary’s life expectancy;
and the Contract Value is less than the Cash Value or Guaranteed Death Benefit Value, we increase the Contract Value to equal the greatest of these amounts when we receive a Valid Claim.
If you and the Determining Life (Lives) are different individuals and do not die within 120 hours of each other, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.
●
If a Determining Life dies before you, we do not pay a death benefit to the Beneficiary(ies), but we may increase the Contract Value if the Traditional Death Benefit or Maximum Anniversary Value Death Benefit are still in effect. At the end of the Business Day we receive due proof of a Determining Life’s death, if the Contract Value is less than the Cash Value or Guaranteed Death Benefit Value, we increase the Contract Value to equal the greatest of these amounts, and your selected death benefit ends.
●
Upon your death, your Beneficiary(ies) receive the greater of Contract Value or Cash Value determined at the end of the Business Day during which we receive each Beneficiary’s Valid Claim.
Upon the death of a Determining Life, if we increase the Contract Value to equal the Guaranteed Death Benefit Value or Cash Value, we allocate this increase to the Variable Option. On the next Index Anniversary we transfer the Variable Account Value to the Index Options according to the allocation instructions.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

The Traditional Death Benefit and Maximum Anniversary Value Death Benefit end upon the earliest of the following.
●
The Business Day before the Annuity Date.
●
The Business Day that the Guaranteed Death Benefit Value and Contract Value are both zero.
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Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individuals, or if you and the Determining Life (Lives) are different individuals and die within 120 hours of each other.
●
Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life’s death if you and the Determining Life (Lives) are different individuals and do not die within 120 hours of each other.
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Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.
●
The Business Day the Contract ends.
We base the Guaranteed Death Benefit Value on the first death of a Determining Life (or Lives). This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract:

● the Guaranteed Death Benefit Value is no longer available, and
● if you selected the Maximum Anniversary Value Death Benefit, we no longer assess its 0.20% rider fee.
Also, if you and the Determining Life (Lives) are different individuals and you die first, the Guaranteed Death Benefit Value is not available to your Beneficiary(ies).
Death of the Owner and/or Annuitant
Appendix A to the Form N-4 SAI includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different phases of the Contract.
Death Benefit Payment Options During the Accumulation Phase
Each Beneficiary must select one of the death benefit payment options listed below.
If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.
Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. For an IRA, Roth IRA, or SEP IRA Contract, spousal continuation can only occur if the surviving spouse is the Contract’s sole primary Beneficiary. For Qualified Contracts purchased through a qualified plan and non-individually owned Contracts, spousal continuation is only available to Qualified Contracts through a direct rollover to an IRA. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract, at the end of the Business Day we receive his or her Valid Claim, if the Contract Value is less than the Cash Value or Guaranteed Death Benefit Value (if available), we increase the Contract Value to equal the greatest of these amounts, and your selected death benefit ends. If the surviving spouse continues the Contract:
●
he or she becomes the new Owner and may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries;
●
he or she is subject to any remaining MVA; and
●
upon the surviving spouse’s death, their Beneficiary(ies) receive the Contract Value determined at the end of the Business Day during which we receive a Valid Claim from each Beneficiary.
Death Benefit Payment Options
The following applies to Non-Qualified Contracts. Different rules may apply to Qualified Contracts. For more information, please see section 12, Taxes – Distributions Upon the Owner’s Death (or Annuitant’s Death if the Owner is a Non-Individual).
Option A: Lump sum payment of the death benefit.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. The Beneficiary can continue to make transfers between Index Options and is subject to the product fee.
Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options A, B, or C. If you take the death benefit as Annuity Payments, we do not require that the Annuity Date occur on an Index Anniversary. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary’s life expectancy under which the Beneficiary can continue to make transfers between Index Options and is subject to the product fee.
Distribution from Non-Qualified Contracts under Option C must begin within one year of the date of the Owner’s death. Any portion of the death benefit from Non-Qualified Contracts not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.
If a Non-Qualified Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, a Non-Qualified Contract is interpreted and administered in accordance with Section 72(s) of the Code.

12. Taxes
This section provides a summary explanation of the tax ramifications of purchasing a Contract. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.
Annuity Contracts in General
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Code for annuities.
There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified. Generally, any taxable distribution is subject to income taxes at ordinary income tax rates (instead of capital gains rates).
You can purchase either a Qualified Contract or a Non-Qualified Contract.  If you do not purchase one of the various types of Qualified Contracts described in this section, the Contract is referred to as a Non-Qualified Contract.
This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.
Qualified Contracts
If you purchase the Contract as an IRA, Roth IRA, SEP IRA, or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to certain restrictions under the Code, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve-month period from all of the IRAs you currently own. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract funded by an annuity does not provide any additional tax deferral. However, the Contract has features and benefits other than tax deferral that may make it appropriate for an IRA or qualified retirement plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.
We may issue the following types of Qualified Contracts to an individual. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earliest of the establishment of the IRA, or their purchase.
●
IRA (traditional IRA). Section 408 of the Code permits eligible individuals to fund IRAs. IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions may be tax deductible based on the Owner’s income. Contributions must be made in cash. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over on a tax-deferred basis into an IRA.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

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Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash. The limit on the amount contributed to a Roth IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over (conversion) into a Roth IRA.
Conversions to a Roth IRA from an IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
●
SEP IRA. Employers may establish SEP IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
We may issue the following type of Qualified Contract to a qualified retirement plan.
●
Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. Participant loans are not allowed under the Contracts purchased in connection with these plans.
If the Contract is purchased for a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory, plan administrator, or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions out of the plan. We are responsible for any reporting required for the Contract as an IRA.
Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of holding an annuity within a plan.  Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some retirement plans that are funded on a periodic basis. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants, and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. We may choose not to allow pension or profit-sharing plans to purchase this Contract.
Summary of Individuals and Entities That Can Own a Qualified Contract
Currently, we offer the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can own the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
SEP IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans
A qualified retirement plan is the Owner and the Annuitant must be an individual who is a participant in the plan. If the qualified retirement plan is a defined benefit plan, the individual must be the only participant in the plan.
We may determine which types of qualified retirement plans are eligible to purchase this Contract.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Non-Qualified Contracts
You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code.  There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
Non-Qualified Contracts Owned by Non-Individuals
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and any Contract earnings may be taxable every year.
Taxation of Withdrawals
When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.
Section 72 of the Code governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until a distribution occurs, either in the form of withdrawals or as Annuity Payments.
For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis, which means the withdrawal is fully taxable, except for qualified distributions from Roth IRAs and IRAs where you have separately tracked and reported any after-tax contributions that you have made.
For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, and the Contract’s cost basis). The withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.
Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1∕2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to taxation. Please be aware that each Roth IRA conversion has its own five year holding period requirement for purposes of determining if the 10% additional federal tax described below applies.
10% Additional Federal Tax
Withdrawals (whether partial or full) and Annuity Payments taken before age 59 1∕2 are subject to a 10% additional federal tax unless an exception applies. The exceptions are different for Qualified Contracts and Non-Qualified Contracts, and are also different for IRAs and qualified plans. If the Contract is jointly owned, we send each Joint Owner a check for half of the withdrawal amount and we tax report that Joint Owner individually. Tax reporting each Joint Owner individually can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner may be subject to the 10% additional federal tax.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Exceptions to the 10% Additional Federal Tax for Qualified Contracts
1)
distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1∕2;
2)
distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)
distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)
distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)
distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)
distributions made on account of an IRS levy upon the Qualified Contract;
7)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)
distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
9)
distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)
distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA);
11)
distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period;
12)
distributions that are corrective distributions (and associated earnings) of excess contributions, excess aggregate contributions and excess deferrals, made timely;
13)
distributions made during the payment period starting on the birth of a child or the finalization of an adoption (up to $5,000);
14)
distributions that are qualified disaster recovery distributions;
15)
distributions due to having a terminal illness;
16)
distributions that are emergency personal expense distributions up to $1,000 after December 31, 2023; and
17)
distributions that are eligible distributions as a domestic abuse victim, not to exceed the lesser of $10,000 or 50% of the IRA or qualified plan vested benefit value, after December 31, 2023.
With respect to (13) through (17) above, a qualified birth or adoption distribution, a qualified disaster recovery distribution, a terminal illness distribution, an emergency personal expense distribution and an eligible distribution as a domestic abuse victim may each be repaid any time within the 3-year period from the date the distribution was received in one or more contributions into an IRA or qualified retirement plan (if you are eligible to make a contribution to the qualified retirement plan). The repayment contribution will be treated as a rollover into the IRA or qualified retirement plan.
With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal, or prior to January 1, 2024, a partial transfer, or partial rollover taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
For 2020 only, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, permitted corona-virus related distributions from Qualified Contracts and IRAs up to an aggregate amount of $100,000. This type of distribution was an exception to the 10% additional federal tax. To qualify for the distribution, generally you, your spouse, or dependent had to have been diagnosed with the virus, or you had to have been affected economically in certain ways because of the virus. The tax associated with the distributions may be paid ratably over three years, beginning with the 2020 tax year. The CARES Act also allows you to recontribute the amount you withdrew to an eligible retirement plan (to which you can make a rollover contribution) in one or more payments within three years.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Exceptions to the 10% Additional Federal Tax for Non-Qualified Contracts
1)
paid on or after you reach age 59 1∕2;
2)
paid after you die;
3)
paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)
paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)
paid as annuity payments under an immediate annuity; or
6)
that come from Purchase Payments made before August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal or prior to January 1, 2024, a partial 1035 exchange taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Non-Qualified Annuity Medicare Tax
Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) This tax does not apply to distributions from Qualified Contracts. Please consult a tax adviser for more information.
Payments for Investment Advisory Fees
Requests to have us pay investment advisory fees from this Contract to your Financial Professional's firm will not be treated as taxable distributions if the requirements discussed in section 1 - Investment Advisory Fees, are satisfied. If the requirements stated in section 1 are not met, deduction of these investment advisory fees may result in a taxable distribution. You should consult a tax adviser regarding the tax treatment of the payment of investment advisory fees from your Contract since federal and/or state taxing authorities could determine that such fees should be treated as taxable distributions.
RMDs From Qualified Contracts
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 73. If you reached age 70 1∕2 on or before December 31, 2019, then age 70 1∕2 applies instead of age 73. If you reached age 72 on or before December 31, 2022, then age 72 applies instead of age 73. If you reach age 74 after December 31, 2032, then age 75 applies instead of age 73. Under a qualified plan or 403(b), the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach the age noted for IRAs above or retire.
Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 25% excise tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.
Diversification
Code Section 817(h) and accompanying Treasury Department Regulations impose diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

each year with respect to Contract earnings accrued. We intend to manage all available Index Options, and we intend that all available underlying funds be managed by the investment advisers so that they comply with these diversification standards.
Owner Control
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contract’s features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among any available variable investment options, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
Taxation of Income Payments
We treat Income Payments as withdrawals for tax purposes while your Contract Value is positive. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, once your Contract Value is reduced to zero we intend to treat Income Payments as Annuity Payments for tax purposes. For Qualified Contracts, the total Income Payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract to satisfy the requirements for substantially equal periodic payments under Section 72(t) or 72(q) of the Code and you begin Income Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% additional federal tax. If you begin Income Payments before age 59 1∕2 the payments will generally be subject to a 10% additional federal tax.
Taxation of Annuity Payments
For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. The exclusion ratio is a calculation that causes a portion of each Annuity Payment to be non-taxable, based upon the percentage of your Contract Value that is from Purchase Payments. We determine the exclusion ratio for Annuity Payments by dividing the investment in the Contract (adjusted for any guaranteed period or refund guarantee) by the expected return anticipated to be paid as Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each Annuity Payment that is excluded from income by multiplying the Annuity Payment by the exclusion ratio. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the amounts excluded from income equal the investment in the Contract) are fully taxable.
Generally, Annuity Payments from Qualified Contracts are fully taxable unless you have separately tracked and reported any after-tax contributions that you have made. Annuity Payments that are qualified distributions from Roth IRAs are federal income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
Distributions Upon the Owner’s Death (or Annuitant’s Death If the Owner Is a Non-individual)
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant’s date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death.
These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.
However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.
Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner’s/spouse’s rights and benefits under the Contract.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.
Upon death of an Owner of a Qualified Contract, the Setting Every Community Up for Retirement (SECURE) Act (contained within the Further Consolidated Appropriations Act enacted December 20, 2019) made significant changes to the payment options available to Beneficiaries of Owners who die on or after January 1, 2020. The rules discussed below reference IRA Contracts, but similar rules also apply to qualified retirement plans. With some exceptions, IRA Beneficiaries must receive their entire death benefit by December 31 following the tenth anniversary of the IRA Owner’s death.
The payment options for IRA Beneficiaries differ depending on several factors, including whether a Beneficiary is an Eligible Designated Beneficiary (EDB). An EDB includes any Beneficiary of the deceased IRA Owner who at time of death is: 1) the surviving spouse, 2) an individual not more than ten years younger than the IRA Owner, 3) a minor child of the IRA Owner, 4) a chronically ill individual, or 5) disabled individual. EDB status is determined at the IRA Owner’s death.
If you are an EDB, then you can begin RMD payments based on your single life expectancy (“stretch payments”) in the year following the deceased Owner’s death. You must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death (but see the exception for a spouse beneficiary below). If you are an EDB that elected to receive payments over your life expectancy, once you die, then your beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of your death. Proposed Treasury Regulations would also require your beneficiary in certain circumstances to continue stretch payments during this 10-year period.
For a minor child Beneficiary, the payments based on life expectancy may continue only until the minor child reaches the age of majority (age 21 or the age specified in Treasury Regulations), unless the original IRA Owner had already reached the date at which he/she was required to begin receiving RMD payments, proposed Treasury Regulations would require a minor child Beneficiary to receive an RMD payment each year if the Owner died on or after their required beginning date. The minor child Beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of reaching the age of majority.
If you were the spouse Beneficiary of the deceased Owner’s IRA Contract and your spouse had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then you can wait to begin receiving RMD payments until the year that your spouse would have reached age 73 (age 75 if your spouse would have reached age 74 after December 31, 2032). Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, you must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
If you are a designated Beneficiary (generally an individual), but are not an EDB, the entire death benefit must be distributed by December 31 after the tenth anniversary of the IRA Owner’s death. If you die before the end of the ten-year period and the entire death benefit has not been distributed, your beneficiary must receive the entire death benefit by the same date you would have been required to receive the death benefit. Proposed Treasury Regulations would require you to receive an RMD each year if the Owner died on or after their required beginning date.
If the Beneficiary of the IRA Contract is a trust, current Treasury Regulations provide “see-through” treatment for trusts that meet certain requirements. If such treatment applies, the beneficiaries of the trust, rather than the trust itself will be

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

treated as having been designated as beneficiaries of the IRA Contract for purposes of determining the distribution period for RMD payments. Due to the changes made by SECURE, there is uncertainty regarding which distribution options are available when a trust is the Beneficiary of an IRA Contract. Proposed Treasury Regulations provide some additional information. Further clarification of situations involving trust Beneficiaries is expected to be provided when the Treasury Department finalizes proposed regulations. Individuals are encouraged to seek guidance from their own tax professional or legal counsel to determine how these new rules apply to their particular situation.
If the IRA Beneficiary is not a “designated beneficiary” (e.g., beneficiary is an estate, charity, or a trust that does not meet the requirements for “see-through” treatment), then the payment options are unchanged by the SECURE Act. If the IRA Owner had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then these IRA Beneficiaries must receive their entire death benefit by December 31 following the fifth anniversary of the IRA Owner’s death. Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, these IRA Beneficiaries can begin RMD payments based on the single life expectancy of the Owner in the year of the deceased Owner’s death, reduced by one. These Beneficiaries must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
The SECURE Act impacts situations when the IRA Owner died before January 1, 2020 and the Beneficiary had elected stretch payments. In this situation, the stretch payments can continue to the Beneficiary, but once that Beneficiary dies, the successor beneficiary must receive any remaining death benefit by December 31 following the tenth anniversary of the original Beneficiary’s death. Proposed Treasury Regulations would require the successor beneficiary to receive an RMD payment each year.
The SECURE Act may limit the annuitization options that a Beneficiary may elect at the IRA Owner’s death to comply with the new death benefit payment rules. Also, if an IRA Owner elected an annuitization option and then dies, action may be needed by the Beneficiary if any remaining Annuity Payments do not comply with the new death benefit payment rules for a Beneficiary.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Code for all or a portion of one non-qualified annuity contract for another, or all of a life insurance policy for a non-qualified annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.
Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
●
you might have to pay a withdrawal charge on your previous contract,
●
you are subject to a MVA for this Contract, which can be negative,
●
other fees and expenses under this Contract may be higher (or lower),
●
the benefits may be different, and
●
you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract.
Multiple Non-Qualified Contracts Purchased In the Same Year By the Same Owner
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before requesting a distribution if you purchased more than one Non-Qualified Contract in any calendar year period.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Assignments, Pledges and Gratuitous Transfers
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The Contract will not qualify for tax deferral while the assignment or pledge is effective. Qualified Contracts generally cannot be assigned, pledged, or transferred to another individual. For Non-Qualified Contracts, the Contract’s cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Non-Qualified Contract (an ownership change) without adequate consideration to a person other than their spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s cost basis at the time of transfer. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income. An Owner should consult a tax adviser before requesting an assignment, transfer, or pledge.
Income Tax Withholding
Any part of a distribution that is taxable to the Owner or Beneficiary is subject to federal and/or state income tax withholding. Generally, we withhold amounts from Annuity Payments at the same rate as wages, and we withhold 10% from non-periodic payments, such as withdrawals. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Code Section 401 that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
●
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
●
RMDs; or
●
any part of a distribution not included in gross income (for example, returns of after-tax contributions); or
●
hardship withdrawals.
Plan participants should consult a tax adviser regarding income tax withholding requirements.
Federal Estate Taxes
While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

13. Other Information
The Registered Separate Account
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the Fund's shares that have been purchased with Contract assets. We keep the Separate Account assets separate from the assets of our general account and other separate accounts, including the non-unitized separate accounts we established in connection with the Index Options. The Separate Account is divided into subaccounts, each of which is a variable investment option under one or more variable annuity contracts that we issue through the Separate Account. The only subaccount currently available under this Contract is the Variable Option, which invests exclusively in shares of the AZL Government Money Market Fund.
We own the assets of the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of Allianz Life other than those arising from the variable investment portion of the Contracts and other variable annuity contracts supported by the Separate Account.
If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and expenses. The obligations under the Contracts are obligations of Allianz Life. We are obligated to pay all amounts promised to investors under the Contracts.
Our General Account
Our general account holds all our assets other than assets in our separate accounts. We own our general account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We have not registered our general account as an investment company under the Investment Company Act of 1940.
Our general account assets fund guarantees provided in the Contracts, including obligations associated with Income Payments and the death benefit. Contract Value that you apply to Annuity Payments becomes part of our general account.
Our Unregistered Separate Account
We hold the assets you allocate to the Index Options in Separate Account IANA, which we established under Minnesota Insurance Law for the purpose of supporting our obligations to pay Performance Credits. We invest the assets in Separate Account IANA in hedging instruments, including derivative hedging instruments such as put and call options, as well as cash and fixed income securities. Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors. An Owner who allocates Contract Value to an Index Option does not have any interest in or claim on the assets in Separate Account IANA. In addition, neither the Owner nor these Index Options participate in any way in the performance of assets held in Separate Account IANA.
Distribution
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with ALFS for the distribution of the Contracts. ALFS also may perform various administrative services on our behalf.
We may fund ALFS operating and other expenses, including:
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overhead,
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legal fees,
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accounting fees,

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

●
Financial Professional training,
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compensation for the ALFS management team, and
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other expenses associated with the Contracts.
Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
ALFS does not itself sell the Contracts to customers. Rather, customers typically are working with a Financial Professional who is registered as an investment adviser, or is an investment advisory representative of a registered investment adviser, and who is offering advisory services for a fee. A Financial Professional may also be a registered representative of a broker-dealer.
There are no underwriting commissions paid to or retained by ALFS for each of the Allianz Life’s last three fiscal years.
We do not pay sales commissions in connection with sales of the Contracts. Rather, you pay an investment advisory fee to your Financial Professional. We do not set your investment advisory fee or receive any part of it. You should ask your Financial Professional about compensation they receive in connection with this Contract.
The AZL Government Money Market Fund assesses a Rule 12b-1 fee of 0.25% of the Fund’s average daily net assets for the most recent calendar year. This fee is paid to ALFS as consideration for providing distribution and certain other services and incurring certain expenses permitted under the Fund’s plan.
In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an underlying fund may make payments for administrative services to ALFS or its affiliates.
Broker-dealers and investment advisers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services.
We and/or ALFS may pay certain broker-dealer and investment advisory firms additional marketing support allowances for:
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marketing services and increased access to their Financial Professionals;
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sales promotions relating to the Contracts;
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costs associated with sales conferences and educational seminars;
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the cost of client meetings and presentations; and
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other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular firm and the amount of any such payment.
We may also make payments for marketing and wholesaling support to broker-dealer affiliates of underlying funds that are available through the annuities we offer.
Additional information regarding marketing support payments can be found in the Distributor section of the SAI.
Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
A portion of the payments made to broker-dealer and investment advisory firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.
We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.
Additional Credits for Certain Groups
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Administration/Allianz Service Center
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries. Allianz Life also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
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issuance and maintenance of the Contracts,
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maintenance of Owner records, and
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routine customer service including:
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processing of Contract changes,
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processing withdrawal requests (both partial and total), and
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processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
To reduce expenses, only one copy of most financial reports and prospectuses, including reports and the prospectus for the Fund, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
Legal Proceedings
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.
Status Pursuant to Securities Exchange Act of 1934
Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

14. Information on Allianz Life
Allianz Life is a stock life insurance company organized under the laws of the State of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We are a wholly owned subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a wholly owned subsidiary of Allianz Europe, B.V., which in turn is a wholly owned subsidiary of Allianz SE, which is registered in Munich, Germany. We currently offer fixed index annuities, individual life insurance, and registered index-linked annuities. We are licensed to do direct business in 49 states and the District of Columbia.
Directors, Executive Officers and Corporate Governance
BOARD OF DIRECTORS
The Board currently consists of eight members, including our Chair, our President and Chief Executive Officer, our Chief Financial Officer and Treasurer, four independent outside board members, and one non-independent board member. Age and positions are provided as of December 31, 2023, except as otherwise noted.
The Board holds regular quarterly meetings, generally in February, April/May, July/August, and October/November of each year, and holds special meetings or takes action by unanimous written consent as circumstances warrant. The Board has standing Executive, Audit, and Nomination, Evaluation and Compensation Committees, each of which is described in further detail below.
The current members of our Board are as follows.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Andreas G. Wimmer
Director and Chair of the Board
Andreas G. Wimmer, age 49, joined Allianz Life’s Board of Directors January 1, 2022 and currently serves as the Chair of the Board of Directors and Chair of its Executive Committee. Mr. Wimmer also has served as a Member of the Board of Management of Allianz SE since October 2021. Mr. Wimmer served as the Chair of the Board of Directors of Allianz Asset Management GmbH from October 2021 to June 2022, the Chief Executive Officer of Allianz Lebensversicherungs-AG from January 2020 to March 2022 and as a Member of the Board of Management of Allianz Deutschland AG from January 2020 to October 2021, respectively. Mr. Wimmer previously served as a member of the Board of Management, Corp. Clients of Allianz Lebensversicherungs-AG from 2015 to 2019. Mr. Wimmer also previously served as a Member of the Governing Board of HSBC Trinkaus & Burkhardt AG from October 2020 to December 2021, Supervisory Boards of IconicFinance GmbH from April 2021 to January 2022, Syncier GmbH from August 2020 to April 2022 and Deutsche Lebensversicherungs AG from February 2015 to October 2021. Mr. Wimmer has held several other positions with Allianz affiliates.
Mr. Wimmer brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience in investments and asset management, including serving as a Member of the Board of Management of Allianz SE, Asset Management, US Life Insurance.
Jasmine M. Jirele
Director, President, and Chief Executive Officer
Jasmine M. Jirele, age 46, re-joined Allianz Life in 2018 and currently serves as its President and Chief Executive Officer and a member of its Board of Directors and its Executive Committee effective September 1, 2021. Ms. Jirele also serves as the Chair of the Board and the Chief Executive Officer of Allianz Life of New York and as the Chair of its Executive and Conflict of Interest Committees. She also serves as the Chair of the Board of AZOA Services Corporation and as the Chair of its Shared Plans Management Committee. Ms. Jirele also serves as a Governor of Allianz Investment Management U.S. LLC, and as a Director of Allianz Australia Life Insurance Holdings Limited, Allianz Australia Life Insurance Limited and Allianz Australia Life Policy Services Pty Limited. Ms. Jirele also serves as a member of the Allianz Australia Life Insurance Limited Board Customer, Conduct and Culture Committee.
Previously, Ms. Jirele was the Senior Vice President, Chief Growth Officer of Allianz Life from October 2018 to September 2021. In that role, Ms. Jirele was responsible for the oversight of corporate strategy, product innovation, marketing, digital, Ventures, and corporate communications. Previously, Ms. Jirele was a Governor of Allianz Strategic Investments, LLC from January to October 2021 and a Governor of Allianz Individual Insurance Group, LLC and TruChoice Financial Group, LLC from September 2021 to November 2022. She was previously a Governor of Allianz Investment Management LLC from January 1, 2021, to February 15, 2022. Ms. Jirele was also the President of AZOA Services Corporation from September 2021 to March 2022. Prior to that, Ms. Jirele held Executive Vice President and Senior Vice president roles at Wells Fargo.
Ms. Jirele brings to the Board extensive operations, product innovation, marketing and communications, growth strategy and insurance industry experience.
William E. Gaumond
Director, Senior Vice President, Chief Financial Officer and Treasurer
William E. Gaumond, age 50, joined Allianz Life in 2004 and has served as Senior Vice President, Chief Financial Officer and Treasurer, and as a member of the Board of Directors since January 1, 2016. Mr. Gaumond also serves as a Director of Allianz Life of New York, its Chief Financial Officer and Treasurer, and as a member of its Executive Committee and Chair of its Finance Committee.
Mr. Gaumond also has served as the Chief Financial Officer of Allianz Foundation for North America since March 2016. He also serves as a Governor of Allianz Life Financial Services, LLC, Allianz Investment Management U.S. LLC, and Allianz Strategic Investments, LLC. Mr. Gaumond also serves as a Director and the President of Allianz Fund Investments, Inc., AZL PF Investments, Inc., and Dresdner Kleinwort Pfandbriefe Investments II, Inc..
Mr. Gaumond also serves as a Director and the President of AZOA Services Corporation. He is also a Director of Questar Agency, Inc., Questar Capital Corporation, Yorktown Financial Companies, Inc., and Allianz Technology of America, Inc. Mr. Gaumond also serves as a Director of Allianz of America, Inc., and as its Executive Vice President. He also serves as a Director of Allianz Finance Corporation, and as its Chief Financial Officer and Treasurer.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Mr. Gaumond previously served as a Director of Questar Asset Management, Inc. from January 2016 to September 2021, and as a Governor of Allianz Individual Insurance Group, LLC and TruChoice Financial Group, LLC from January 2018 to November 2022. Mr. Gaumond served as the President of PFP Holdings, Inc. from December 2015 to February 2021 and as a Director of PFP Holdings, Inc. from December of 2015 to December of 2022. Mr. Gaumond previously served as the Interim Controller for Allianz Life and Allianz Life of New York, and as the Interim Treasurer for Allianz Foundation for North America, from October 2022 through March 2023. Mr. Gaumond also served as a Director and the Interim Vice President, Controller and Assistant Treasurer and a Director of Allianz Life Insurance Company of Missouri through March 2023.
Mr. Gaumond brings to the Board extensive financial services, investment, and insurance industry experience. Mr. Gaumond is responsible for all finance and risk management functions, with oversight of the controller, financial planning, treasury, and corporate risk management areas.
Lauren K. Day
Director
Lauren K. Day, age 46, joined the Allianz Life Board of Directors on May 9, 2023. Ms. Day has been the Group Head of Communications and Reputation of Allianz SE since August of 2021. Ms. Day also has been a member of the Board of Directors of Allianz Foundation for North America since October of 2021, a Member of the Board of Directors of the American Council on Germany since 2022, and the Chair of the Advisory Board of Annycent Capital Partners since August 2021.
Prior to joining Allianz SE, Ms. Day served as Head of Strategy and Capital Relationships at Annycent Capital Partners from January to July of 2021. She also served at Prudential Financial, Inc. as Chief Communications Officer from 2015 to 2021 and as Vice President, Corporate and Financial Communications from 2011 to 2013. Ms. Day also served as the Managing Director, Head of Communications and Corporate Responsibility at AXA from 2013 to 2015. Prior to that, she held high-level communications positions at American International Group, Inc., AIG Investments, and KfW Group.
Ms. Day brings to the Board over 20 years of global communications, strategy and business development experience spanning the private and public sectors of developed and emerging markets in North America, Asia, and Western, Central and Eastern Europe.
Udo Frank
Director
Udo Frank, age 64, joined Allianz Life’s Board of Directors on May 1, 2015 and serves as its Lead Independent Director, the Chair of its Audit Committee and as a member of its Nomination, Evaluation and Compensation Committee and its Executive Committee. Mr. Frank has also served as a Director of Allianz Life of New York, its Lead Independent Director, as the Chair of its Audit and Evaluation Committee, and as a member of its Executive Committee and Finance Committee since January 1, 2024. Mr. Frank has over 30 years of experience in the financial services and insurance industries. Mr. Frank worked for various Allianz SE investment and asset management affiliates from 1994 to 2014, including serving in numerous executive positions. Mr. Frank served as the Global Chief Executive Officer of RCM Capital Management, LLC from 2001 to 2011. From 2012 to 2014, he served as the Head of Product Management and Chief Marketing Officer of Allianz Global Investors – U.S.
Mr. Frank brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience in investments and asset management.
Kevin E. Walker
Independent Director
Kevin E. Walker, age 61, joined Allianz Life’s Board of Directors on May 23, 2017, and serves as a member of its Audit Committee and Chair of its Nomination, Evaluation and Compensation Committee. Mr. Walker also serves as a Director of Allianz Life of New York, and as a member of its Audit and Evaluation Committee and its Finance Committee. Mr. Walker also serves as the Chair and Director of Allianz Reinsurance America, Inc., and is a member of its Audit Committee and Executive Committee. Mr. Walker has over 30 years of insurance and financial services experience. Mr. Walker served at various Allianz affiliates throughout his career, most recently as the President and Chief Executive Officer of Allianz Reinsurance America, Inc. from 2015 to 2016. Mr. Walker has also served as a director and officer for several other Allianz affiliates.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Mr. Walker brings to the Board extensive experience in the insurance industry, as well as extensive experience in finance and operations.
Walter R. White
Director
Walter R. White, age 67, joined Allianz Life in 2009 and has served as an Allianz Life Board member since January 1, 2012. Mr. White also has served as a member of its Audit Committee and its Nomination, Evaluation and Compensation Committee since May 2022. Mr. White also has served as a Director of Allianz Life of New York and as a member its Audit and Evaluation Committee and its Conflict of Interest Committee since January 1, 2024. Previously, Mr. White served as the President, Chief Executive Officer, and as a member of the Executive Committee of Allianz Life from January 1, 2012 to September 1, 2021; and then as a Senior Advisor through December 31, 2021. Mr. White also previously served as the Chair of the Board, the Chief Executive Officer, Chair of the Executive Committee and Chair of the Conflict of Interest Committee of Allianz Life of New York, and as a Board member and the President of AZOA Services Corporation and as the Chair of its Shared Plans Management Committee. Mr. White also served as a Governor of Allianz Individual Insurance Group, LLC, Allianz Investment Management LLC, Allianz Investment Management U.S. LLC, and TruChoice Financial Group, LLC. In addition, Mr. White previously served as a Director of Questar Capital Corporation and Questar Agency, Inc.
Mr. White brings to the Board extensive financial services and brokerage experience as well as key strategic planning and leadership skills developed as the former President and Chief Executive Officer of Allianz Life and the former President of Woodbury Financial.
Howard E. Woolley
Director
Howard E. Woolley, age 66, joined Allianz Life’s Board of Directors on May 1, 2020 and is a member of its Audit Committee and its Nomination, Evaluation and Compensation Committee. Mr. Woolley also has served as a Director of Allianz Life of New York and as a member its Audit and Evaluation Committee since January 1, 2024. In 2015, Mr. Woolley formed Howard Woolley Group LLC, a strategic business and public policy firm serving leading technology and wireless industry clients, and serves as its President. He is a leader in the field of regulatory risk management, public policy, and government affairs. Mr. Woolley is an NACD Leadership Fellow and an international member of the Australian Institute of Company Directors. Mr. Woolley serves as a member of the board of directors of Apple Hospitality REIT, Inc., a publicly traded real estate investment trust that owns hotels across the United States, and is a member of its Compensation Committee and its Nomination and Governance Committee. He also serves as the Lead Independent Director for telecommunications company Somos Inc., and is a member of its Executive Committee, its Compensation Committee and its Nomination and Governance Committee. He serves on the boards of trustees for Johns Hopkins Medicine, Johns Hopkins University and Syracuse University. Mr. Woolley is co-chair of the Johns Hopkins University & Medicine External Affairs Committee and serves on the Johns Hopkins Medicine Executive Committee and the Syracuse University Audit, Academic Affairs and Executive Committees.
Mr. Woolley brings to the Board more than 20 years of extensive board experience and brings a wealth of experience and insights in several areas, including risk management.
EXECUTIVE OFFICERS
The current executive officers (other than Ms. Jirele and Mr. Gaumond) are as follows. Age and positions are provided as of December 31, 2023, except as otherwise noted.
Karim Akhavan-Hezavei
Senior Vice President, Chief Operating Officer
Karim Akhavan-Hezavei, age 47, joined Allianz Life August 1, 2022 and currently serves as its Senior Vice President, Chief Operating Officer. He also serves as the Chief Operating Officer of Allianz Life of New York. Mr. Akhavan-Hezavei is responsible for Enterprise Operations, IT, and IT Security functions. Mr. Akhavan-Hezavei also has served as a Director of Allianz Technology of America, Inc. since November 2022.
Mr. Akhavan-Hezavei was previously the Chief Operating Officer for Allianz Services from January 2019 to July 2022. He was also a member of the Allianz Services Executive Management team with responsibility for operations and IT, global projects, and development of global business models.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Mr. Akhavan-Hezavei has served at various Allianz affiliates since 2013 in a variety of senior leadership roles. Prior to joining Allianz, he held positions with Siemens and Ernst & Young Consulting.  Mr. Akhavan-Hezavei has a Master’s degree in Economics from Ludwig-Maximillans University in Munich, Germany.
Gretchen Cepek
Senior Vice President, General Counsel, and Secretary
Gretchen Cepek, age 55, joined Allianz Life in 2009 and has served as Senior Vice President, General Counsel and Secretary since February 17, 2012. In this role, Ms. Cepek is responsible for the legal, ethics, and compliance departments as well as government relations and the special investigations unit. She also serves as the Chief Legal Officer and Secretary of Allianz Life of New York and as a member of its Conflict of Interest Committee. She is also a Director and the Chair and President of Allianz Foundation for North America. She was also General Counsel and Secretary of AZOA Services Corporation from January 1, 2018, to February 6, 2023. Ms. Cepek received her J.D. from Valparaiso University School of Law in 1993.
Jenny L. Guldseth
Senior Vice President, Chief People & Culture Officer
Jenny L. Guldseth, age 48, joined Allianz Life in 2005 and has served as the Senior Vice President, Chief People and Culture Officer, and as Chair of its Benefits Plans Administration Committee since January 1, 2019. In this position, Ms. Guldseth is responsible for setting strategy and leading the People and Culture and Facilities departments to improve business results and increase employee engagement. Ms. Guldseth is also a Director of the Allianz Foundation for North America, the Chief People & Culture Officer of AZOA Services Corporation, and the Chair of its Employee Benefits Administration Committee and a member of its Benefit Plans Investment Committee and its Shared Plans Management Committee. Ms. Guldseth has over ten years of experience at Allianz Life, including, in part, having served as the Vice President, Rewards and Performance from 2017 to 2018. In this position she was responsible for the performance and compensation functions for Allianz Life and the benefits functions for multiple U.S.-based affiliate companies.
Neil H. McKay
Senior Vice President, Chief Actuary
Neil H. McKay, age 62, joined Allianz Life in 1999 and has served as its Senior Vice President, Chief Actuary since May 15, 2000. Mr. McKay also has served as the Chief Actuary of Allianz Life of New York since April 8, 2014. Mr. McKay is responsible for all of the actuarial functions of Allianz Life and Allianz Life of New York, including the actuarial assumptions underlying its products and the rate setting associated with existing and new products.
Jean-Roch P.F. Sibille
Senior Vice President, Chief Investment Officer
Jean-Roch P.F. Sibille, age 41, joined Allianz Life in October 2018 and has served as its Senior Vice President, Chief Investment Officer since May 2022. He also currently serves as the Chief Investment Officer of Allianz Life of New York and Allianz Life Insurance Company of Missouri, LLC. Mr. Sibille is a Governor and the Chief Executive Officer of Allianz Investment Management U.S. LLC and a Governor of Allianz Investment Management LLC and Allianz Strategic Investments, LLC.  In addition, he serves as a Director and Vice President and Treasurer of AZL PF Investments Inc., Dresdner Kleinwort Pfandbriefe Investments II Inc., and Allianz Fund Investments, Inc. He also serves as a Director and the President of Allianz Finance Corporation.
Mr. Sibille leads the investment management, liquidity planning, hedging, and trading functions at Allianz Life. He is also a member of the global Allianz Investment Management Board, which serves the Allianz Group of insurance companies. Previously, Mr. Sibille served as the Senior Vice President, Chief Risk Officer and Chief Credit Officer of Allianz Life and as the Chief Risk Officer of Allianz Life of New York from January 2019 to May 2022.  Prior to his current roles, he spent four years at Allianz SE as the Head of Market Risk Management and Risk Reporting, and Head of the Independent Validation Unit.  Mr. Sibille also has broad work experience in risk management with AXA Belgium and Risk Dynamics.
Mr. Sibille earned an Executive Master of Business Administration at the Kellogg-WHU School of Management, a Ph.D. in Finance from the University of Liѐge, and a Master in Business Engineering at the University of Namur.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Eric J. Thomes
Senior Vice President, Chief Distribution Officer
Eric J. Thomes, age 51, joined Allianz Life in 1995 and has served as its Senior Vice President, Chief Distribution Officer since April 1, 2019. He also serves as the President and a Director of Allianz Life of New York. Mr. Thomes also serves as a Governor, the Chief Executive Officer and the Chief Manager of Allianz Life Financial Services, LLC. He also serves as the President and Chief Executive Officer and Board Chair of Yorktown Financial Companies, Inc., Questar Agency, Inc. and Questar Capital Corporation, respectively. Mr. Thomes previously served as a Director of Questar Asset Management, Inc. from April 2019 to September 2021. He also served as a Governor of Allianz Individual Insurance Group, LLC, and TruChoice Financial Group, LLC, from April 2019 to November 2022. Mr. Thomes is responsible for the development, design and implementation of Allianz Life’s and Allianz Life of New York’s sales and distribution strategies. Prior to his current roles, Mr. Thomes served as the Field Senior Vice President, FMO Sales from 2009 to 2019.
Emmanuelle Thommerot
Senior Vice President, Chief Marketing and Strategy Officer
Emmanuelle Thommerot, age 50, joined Allianz Life on April 1, 2023, and currently serves as its Senior Vice President, Chief Marketing and Strategy Officer. Ms. Thommerot previously served as the Head of Strategic Market Management for Allianz BeNeLux (Belgium, Netherlands, Luxembourg), from 2020-2023, where she was responsible for strategic marketing including market intelligence, customer experience, customer insights and analytics, customer journey, and value proposition for all lines of business (life and non-life, retail and commercial). Prior to joining Allianz Life, she held senior leadership roles at AXA as Head of Business Transformation Programs and Change Management from 2017 to 2020.
Ms. Thommerot brings over 15 years of marketing, strategy and transformation experience in insurance, financial services and consulting. She oversees development of the company strategy, and has accountability for Marketing, Digital, Corporate Strategy, Sustainability, Strategic Communications, Community Engagement and Sponsorships.
CORPORATE GOVERNANCE
Committees of the Board
The Executive Committee of the Board (“Executive Committee”) is currently composed of Mr. Wimmer (Chair), Ms. Jirele and Mr. Frank. The function of the Executive Committee is to exercise the authority of the Board between meetings of the Board, with the exceptions set forth in Allianz Life’s By-Laws. The Executive Committee did not meet in 2023, but acted once by unanimous written action.
The Audit Committee of the Board is currently composed of Messrs. Frank (Chair), Walker, White and Woolley. The Audit Committee is responsible for overseeing Allianz Life’s accounting and financial reporting and control processes on behalf of the Board, which includes assisting with Board oversight of (1) quality and integrity of Allianz Life’s financial statements, (2) Allianz Life's compliance with legal and regulatory requirements, (3) the qualifications, independence and fees of the independent-auditors, (4) Allianz Life’s system of internal controls and (5) the performance of Allianz Life's internal audit function. The Board has determined that each member of the Audit Committee is financially literate. The Audit Committee met four times in 2023.
The Nomination, Evaluation and Compensation Committee (NEC Committee) is currently composed of Messrs. Walker (Chair), Frank, White and Woolley. The NEC Committee’s purpose is to (1) nominate candidates for director for election, (2) evaluate the performance of officers deemed to be “principal officers,” and (3) recommend to the Board the selection and compensation of the “principal officers.” The NEC Committee met one time in 2023 and acted twice by written action.
Independence of Certain Directors
Allianz Life is not subject to the independence standards of the New York Stock Exchange or any other national securities exchange, but is subject to the independence standards required under the Model Audit Rule. Applying the independence standards of the Model Audit Rule to the current members of the Board, the Board has determined that Messrs. Frank, Walker, White, and Woolley are “independent” under the Model Audit Rule.
Code of Ethics
All of our officers and employees, including our Chief Executive Officer, Chief Financial Officer and Controller, are subject to Allianz Life’s Code of Ethics.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Executive Compensation
Compensation Discussion and Analysis
In this section, we provide an overview of the goals and principal components of our executive compensation program and describe how we determine the compensation of our “Named Executive Officers” or “NEOs.” For 2023, our NEOs were:
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Jasmine M. Jirele, President and Chief Executive Officer
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William E. Gaumond, Senior Vice President, Chief Financial Officer and Treasurer
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Eric J. Thomes, Senior Vice President, Chief Distribution Officer
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Neil H. McKay, Senior Vice President, Chief Actuary
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Gretchen Cepek, Senior Vice President, General Counsel, and Secretary
The details of each NEO’s compensation may be found in the Summary Compensation Table and other compensation tables included in this Executive Compensation section.
Executive Summary
Allianz Life’s compensation programs are intended to align our NEOs’ interests with those of our ultimate stockholder, Allianz SE, the ultimate parent company of Allianz Life. Allianz Life's compensation programs are designed to reward performance that meets or exceeds the goals established by the Compensation Committee, a management committee of Allianz Life. Allianz Life is tasked with establishing the executive compensation philosophy. In line with Allianz Life’s compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of annual and long-term performance goals. Our NEOs’ total compensation is composed of a mix of annual base salary, annual cash awards based on corporate objectives and executive performance factors and long-term equity incentive awards in the form of restricted stock units of the equity securities of Allianz SE.
Compensation Philosophy and Strategy
Overview
The overriding goal of Allianz Life’s executive compensation programs is to attract, retain and motivate top-performing executive officers who will dedicate themselves to long-term financial and operational success. To this end, Allianz Life has structured the executive compensation programs to foster a pay-for-performance management culture by:
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providing total compensation opportunities that are competitive with the levels of total compensation available at the large diversified financial services companies with which Allianz Life most directly competes in the marketplace;
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setting performance metrics and objectives for variable compensation arrangements that reward executives for attaining both annual targets and long-term business objectives, thereby providing individual executives with the opportunity to earn above-average compensation by achieving above-average results;
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establishing equity-based arrangements that align executives’ financial interests with those of Allianz SE by ensuring executives have a material financial stake in the equity value of Allianz SE and the business success of its affiliates; and
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structuring compensation packages and outcomes to foster internal pay equity.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Compensation Components
To support this pay-for-performance strategy, Allianz Life’s total compensation program provides a mix of compensation components that bases the majority of each executive’s compensation on their success and on an assessment of each executive’s overall contribution to that success.
Compensation Element	Description	Objective
Base Salary
Fixed rate of pay that compensates employees for fulfilling their basic job responsibilities. For NEOs, increases are generally provided in the case of a significant increase in responsibilities or a significant discrepancy versus the market.
Attract and retain high-caliber leadership.
Annual Incentive Plan	Incentive compensation that promotes and rewards the achievement of annual performance objectives through awards under the Allianz Life Annual Incentive Plan (“AIP”).	• Link compensation to annual performance results. • Attract and motivate high-caliber leadership. • Align the interests of NEOs and our stockholder.
Performance-Based Equity Incentives	Incentive compensation through restricted stock unit awards made under the Allianz Equity Incentive Plan (“AEI”) that promotes and rewards the achievement of long term performance objectives.	• Retain high-caliber leadership with multi-year vesting. • Align the interests of NEOs and our stockholder.
Severance Arrangements	Severance payments to employees, including NEOs, under certain company-initiated termination events.	Compensate employees for situations where the employee’s employment is involuntarily terminated in a qualifying termination of employment.
Perquisites-Benefits
Perquisites provided to our NEOs include employer matching
contributions to the NEOs’ accounts in the 401(k) plan and may also include the payment of life insurance premiums, relocation reimbursements, and reimbursements for financial planning, tax preparation services, and spousal travel expenses.
Provide market competitive total compensation package.
In addition, Allianz Life offers all employees, including our NEOs, broad-based benefits, including comprehensive medical, dental and vision insurance, group term life insurance and participation in a 401(k) plan.
How Compensation Decisions Are Made
Role of the Board of Directors and Compensation Committee
The framework governing the executive compensation policies for Allianz Life, except as such policies relate to the compensation for the Chief Executive Officer, is set through the Compensation Committee of Allianz Life. Decisions affecting the compensation of the Chief Executive Officer are outside the scope of the Allianz Life Compensation Committee. Any such decisions are made by Allianz SE, subject to review by the NEC Committee, and final approval by Allianz Life’s Board of Directors. With respect to the compensation of other “principal officers” selected by the Board for purposes of the duties of the NEC Committee under Minn. Stat. § 60D.20, subd. 3(d), the Compensation Committee’s decisions are similarly subject to review by the NEC Committee and final approval by Allianz Life’s Board. The “principal officers” include the Chief Executive Officer, Chief Financial Officer, and General Counsel. Allianz Life’s Board has delegated the following responsibilities to the Compensation Committee:
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In general, establish the compensation philosophy and strategy of Allianz Life and oversee the development and implementation of compensation, benefit, and perquisite programs for corporate executives consistent with the principles of ensuring that leadership is compensated effectively in a manner consistent with the stated compensation strategy, internal equity considerations, competitive practices, shareholder interests, and the requirements of any applicable regulatory bodies in order to attract and retain high-quality leadership. This responsibility includes periodic review of Allianz Life’s compensation programs to pursue certain goals, with the expectation that changes will be made periodically to ensure these goals are attained.
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Review and approve the establishment of, or material modification to, any executive incentive compensation plans or programs for Allianz Life.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

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Review and approve any special benefits or perquisites in effect for, or offered to, any prospective, current or former Allianz Life employee, regardless of the employee’s level or assignment within Allianz Life. Such benefits and perquisites are those that are unusual or different from the benefits offered to all similarly-situated employees.
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Review and approve any employment agreements proposed to be made with any prospective or current employee of Allianz Life.
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Review and approve any individual severance agreement with any Allianz Life officer. This does not include an arrangement where the employee receives severance or incentive payments under existing terms of a broad-based benefit or compensation plan.
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Oversee Allianz Life’s compliance with regulations with respect to compensation matters and adopt and monitor adherence to global and local process requirements and timelines, including those required under the Corporate Rules (as defined under the Allianz Life Standard for Corporate Rules) mandated by Allianz SE.
The Compensation Committee will at all times be composed of at least three members who are appointed by the full Board of Directors of Allianz Life. The Compensation Committee currently consists of the following members: the Chair of the Board, the Chief Executive Officer, and the Chief People and Culture Officer. The Compensation Committee also utilizes internal personnel to provide advice to the Compensation Committee regarding market trends in compensation policies at competing companies and on a more macro level.
Following its review and decision, the Compensation Committee produces and submits a report on executive compensation to Allianz Life’s Board of Directors at its request. With respect to the compensation of “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), the Compensation Committee produces and submits a report on executive compensation proposed for the designated “principal officers” to the NEC Committee for its review and recommendation to Allianz Life’s Board for final approval.
Role of the Chief Executive Officer
Our Chief Executive Officer assists the Compensation Committee in its review of the total compensation of all the NEOs except themself. The Chief Executive Officer provides the Compensation Committee with their assessment of the NEOs’ respective performance relative to the corporate and individual goals and other expectations set for them for the preceding year. The Chief Executive Officer then provides their recommendation for each NEO’s total compensation and the appropriate goals for each NEO in the year to come. However, the Compensation Committee is not bound by the Chief Executive Officer’s recommendations.
Role of Allianz Life’s People and Culture Team
Allianz Life’s People and Culture Team supports the Compensation Committee on executive compensation matters by being responsible for many of the organizational and administrative tasks that underlie the compensation review and determination process and making presentations on various topics. Allianz Life’s People and Culture efforts include, among other things:
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evaluating the compensation data from industry groups, national executive pay surveys, and other sources for the NEOs and other executive officers as appropriate;
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gathering and correlating performance ratings and reviews for individual executive officers, including the NEOs;
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reviewing executive compensation recommendations against appropriate market data and for internal consistency and equity; and
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reporting to, and answering requests for information from, the Compensation Committee.
Allianz Life’s People and Culture officers also coordinate and share information with their counterparts at Allianz SE.
Use of Competitive Compensation Data
Because Allianz Life competes most directly for executive talent with other large diversified financial services companies, Allianz Life regards it as essential to regularly review the competitiveness of the total compensation programs for executives to ensure that Allianz Life provides compensation opportunities that compare favorably with the levels of total compensation offered to similarly situated executives by other companies that participate in the compensation surveys in which Allianz Life participates. Allianz Life relies primarily on external market surveys of corporate compensation and benefits published by various national compensation consulting firms, especially salary surveys focusing on insurance companies. In addition, other factors taken into account include the average revenues and number of employees of companies that participate in such surveys.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

All these information sources are employed to measure and compare actual pay levels not only on an aggregate, total compensation basis, but also to break down the total compensation program component by component to review and compare specific compensation elements as well as the particular mixes of fixed versus variable, short-term versus long-term, and cash versus equity-based compensation at the surveyed companies. This information, as collected and reviewed by Allianz Life’s People and Culture Team, is submitted to the Compensation Committee for review and discussion.
Internal Pay Equity Analysis
Allianz Life’s compensation programs are designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, Allianz Life believes it is important to compare compensation paid to each NEO not only with compensation paid by the surveyed companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.
Components of Total Compensation For Our NEOs
Allianz Life provides total compensation to our NEOs that consists of several components. These components include the three components of the total compensation program (i.e., base salary, annual incentives, and equity) as well as: (i) retirement, health, and other benefit programs; (ii) severance benefits; and (iii) perquisites.
Base Salary
Allianz Life’s philosophy is to make base salary a relatively small portion of the overall compensation package for our NEOs, which Allianz Life believes is common in the industry in which we operate. The amount of the base salary awarded to NEOs is based on the position held, the NEO’s tenure, the scope of the position’s responsibilities, and the NEO’s own performance, all of which are reviewed with the aid of market survey data. Using this data, Allianz Life maintains a 50th percentile pricing philosophy, comparing base salaries against the median for comparable salaries at surveyed companies, unless exceptional conditions require otherwise.
With respect to the base salary of our Chief Executive Officer, the Chair of the Board considered the Chief Executive Officer’s experience, performance, and contribution to overall corporate performance when determining their base salary for 2023 for recommendation to the NEC Committee. Base salaries for our other NEOs for 2023 were also set by the Compensation Committee based upon each NEO’s individual experience and contribution to the overall performance of Allianz Life, and subject to Allianz SE Compensation Committee reviews and, with respect to the base salaries of “principal officers” selected by Allianz Life’s Board of Directors for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.
AIP
Allianz Life offers annual cash bonuses to certain executive officers under the AIP. The AIP is designed to improve performance and profitability by motivating employees to accomplish organizational objectives and financial goals. Bonus awards that may be paid pursuant to the AIP are within the sole discretion of the Compensation Committee, and with respect to our CEO, the Chair of the Board, and are intended to:
●
reward the performance of participants who have made significant contributions to the achievement of annual goals and objectives;
●
provide an incentive that will encourage future superior individual performance; and
●
encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of Allianz Life.
Following the performance year, the Compensation Committee approved a specific amount of cash awards to be made pursuant to the AIP to executive officers, including our NEOs, for the 2023 performance year. The amount determined to be available for such awards was at the discretion of the Compensation Committee and was dependent upon many factors as outlined previously, including, but not limited to, current financial performance and contributions of our NEOs in achieving performance objectives, and with respect to the awards to the “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

AEI
The AEI is (a) one part of the variable compensation component for certain individuals within designated classes of employees at Allianz Life or (b) offered by Allianz Life to select senior employees as an additional part of their variable compensation on a case by case basis. The AEI is granted in the form of restricted stock units of Allianz SE (“RSUs”). The award of RSU’s are intended to:
●
reward the performance of participants who have made significant contributions to the achievement of their company’s annual goals and objectives,
●
provide an incentive that will encourage future superior individual performance, and
●
encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of Allianz.
Awards made pursuant to the AEI are based upon both the performance of Allianz Life and Allianz Life of New York and the performance of the NEO. The Compensation Committee (and, with respect to those NEOs that are “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee with final approval of Allianz Life’s Board of Directors) reviewed the performance of our NEOs following the end of our 2023 fiscal year relative to the AEI allocation amount.
Benefit Perquisites
Allianz Life provides our NEOs with certain limited perquisites. All of our employees, including our NEOs, may participate in the qualified 401(k) plan. Allianz Life and Allianz Life of New York generally provide our executive officers, including our NEOs, with a matching contribution up to $24,750 annually. In addition, Allianz Life and Allianz Life of New York provide excess liability insurance coverage to all of our NEOs and provide financial planning and tax preparation services, relocation reimbursements, and reimbursements of spousal travel expenses to certain of our NEOs. The incremental costs of perquisites for the NEOs during 2023 are included in the column entitled “All Other Compensation” in the Summary Compensation Table included in this section.
Certain Retention Arrangements
Allianz Life maintains retention bonus arrangements with certain executives, pursuant to which retention bonus payments are paid so long as such executive remains employed with Allianz Life in good standing.
Severance Arrangements
Allianz Life NEOs are eligible for severance payments under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the plan.
Other than the Executive Severance Plan, which is described later in this section, our NEOs are not eligible for severance payments. Certain of our executive officers receive offer letters which set forth the terms relating to base salary, sign-on incentives, and equity compensation. However, Allianz Life does not view these offer letters as employment agreements as each offer letter states that employment with Allianz Life is “at will.”
Other Compensation Policies
Tax and Accounting Implications
Stock-Based Compensation. Stock-based compensation, comprised of Allianz SE restricted stock units (RSUs) granted pursuant to the AEI, are accounted for in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. The fair value of the RSUs at grant is the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on that day and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of payout restrictions deriving from the vesting period and the payout cap.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Summary Compensation Table
The following table sets forth the compensation paid by Allianz Life to the NEOs for the years ended December 31, 2023, 2022, and 2021, as applicable.
Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)	Stock Awards (e)(1)	Non-Equity Incentive Plan Compensation (g)	All Other Compensation (i)(2)	Total (j)
Jasmine M. Jirele President and Chief Executive Officer	2023	$800,000	$0	$1,640,232	$1,093,488	$45,473	$3,579,193
	2022	$750,000	$200,000	$1,348,875	$899,250	$23,810	$3,221,935
	2021	$561,958	$390,000	$1,068,303	$712,202	$22,516	$2,754,979
William E. Gaumond Senior Vice President, Chief Financial Officer and Treasurer	2023	$532,625	$200,000	$689,811	$459,874	$45,504	$1,927,814
	2022	$505,225	$0	$942,501	$428,334	$24,842	$1,900,902
	2021	$475,900	$300,000	$770,958	$513,922	$22,437	$2,083,267
Eric J. Thomes Senior Vice President, Chief Distribution Officer	2023	$579,750	$0	$764,483	$509,656	$49,169	$1,903,058
	2022	$555,750	$0	$719,772	$479,848	$29,026	$1,784,396
	2021	$535,500	$320,000	$867,510	$578,340	$22,548	$2,323,898
Neil H. McKay Senior Vice President, Chief Actuary	2023	$523,750	$0	$647,408	$431,605	$47,550	$1,650,313
	2022	$517,500	$0	$657,981	$438,654	$23,622	$1,637,757
	2021	$510,000	$50,000	$926,200	$550,800	$24,397	$2,061,397
Gretchen Cepek Senior Vice President, General Counsel and Secretary	2023	$513,250	$0	$633,876	$362,584	$45,349	$1,555,059
	2022	$487,125	$0	$549,641	$366,427	$23,294	$1,426,487
	2021	$469,500	$110,000	$733,825	$422,550	$22,167	$1,758,042
(1)
Represents the grant date fair value of the RSUs issued pursuant to the AEI. The RSUs vest over a four-year period. The grant price of the RSUs was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on the date of grant and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of the payout restrictions deriving from the vesting period and the payout cap. These numbers show the amount realized for financial reporting purposes as calculated in accordance with the FASB ASC Topic 718. Under FASB ASC Topic 718, the grant date fair value is calculated using the closing market price of the common stock of Allianz SE on the date of grant, which is then recognized over the requisite service period of the award.
(2)
The following table provides additional details regarding compensation found in the “All Other Compensation” column.
Name	Year	Spousal Travel(3)	Milestone/ Anniversary/ Recognition(4)	Life Insurance Premiums	Employer Match to 401(k) Plan	ASAAP Contribution(5)	Other Compensation(6)	Total
Jasmine M. Jirele	2023	--	--	$723	$22,500	$2,250	$20,000	$45,473
	2022	--	$250	$685	$20,500	$2,375	--	$23,810
	2021	--	$350	$416	$19,500	$2,250	--	$22,516
William E. Gaumond	2023	--	--	$754	$24,750	--	$20,000	$45,504
	2022	--	$1,270	$697	$20,500	$2,375	--	$24,842
	2021	--	--	$687	$19,500	$2,250	--	$22,437
Eric J. Thomes	2023	$3,545	$50	$824	$24,750	--	$20,000	$49,169
	2022	$5,366	--	$785	$22,875	--	--	$29,026
	2021	--	--	$798	$19,500	$2,250	--	$22,548
Neil H. McKay	2023	$2,039	--	$761	$24,750	--	$20,000	$47,550
	2022	--	--	$747	$22,875	--	--	$23,622
	2021	$200	$1,700	$747	$21,750	--	--	$24,397
Gretchen Cepek	2023	$175	--	$424	$24,750	--	$20,000	$45,349
	2022	--	--	$419	$22,875	--	--	$23,294
	2021	--	--	$417	$21,750	--	--	$22,167
(3)
Represents reimbursement or payments made to defray the costs of a spouse’s travel.
(4)
Represents Milestone Anniversary Program, which pays a bonus at three and five year anniversaries, and then every five years thereafter.
(5)
Represents company matching contribution to the Allianz Supplemental Asset Accumulation Plan for deferrals in excess of IRS compensation limit.
(6)
Represents reimbursement under the Lifestyle Spending Account for financial planning, tax preparation services and other eligible expenses supporting NEO’s wellbeing.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Performance-Based Incentive Compensation Plans
AIP
The AIP is intended to provide an incentive that will encourage superior individual performance and encourage retention of employees who have demonstrated exceptional performance or who are anticipated to significantly contribute to the long-term success of Allianz Life. The AIP seeks to accomplish this purpose by providing a bonus opportunity to eligible employees who have made significant contributions during the plan year to the achievement of annual goals and objectives. The guidelines for target awards are meant to be illustrative of competitive market bonuses for similar job levels in the marketplace. While the target awards may be used for illustrative, budget planning, or distribution scenarios, all bonus awards are discretionary and are in no way guaranteed.
The Compensation Committee or other duly authorized committee determines allocation of bonus awards to employees. With respect to “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee recommends to Allianz Life’s Board of Directors awards for final approval.
AEI
The AEI is designed to recognize the participant’s continuous employment with Allianz Life over the relevant period and shall be an incentive to continue employment. Grants under the AEI will generally only be made if the participant is employed with Allianz Life at the date of grant. Payments will be made only if the participant remains employed with Allianz Life during the vesting period of the RSU, or leaves employment under circumstances set out in the AEI, including after retirement or early retirement eligibility, disability, or under certain other circumstances. The securities issuable under the AEI are RSUs. An RSU constitutes the right to receipt of the market value of Allianz SE common stock at the time of exercise. This amount will be paid in cash. RSUs are subject to a four-year vesting period. At the end of the four-year vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life, terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI. The grant at fair value cannot be greater than 165% of a participant’s target amount. The maximum value of an exercise is an increase of 200% over the grant value (i.e., 300% of the grant value).

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Grants of Plan-Based Awards
The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards granted for the year ended December 31, 2023.
Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2,3)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Jasmine M. Jirele	3/8/2024
RSUs (under AEI)					$0	$1,320,000	$5,940,000
AIP Award		$0	$880,000	$1,320,000
William E. Gaumond	3/8/2024
RSUs (under AEI)					$0	$575,322	$2,588,949
AIP Award		$0	$383,548	$575,322
Eric J. Thomes	3/8/2024
RSUs (under AEI)					$0	$626,215	$2,817,968
AIP Award		$0	$417,477	$626,216
Neil H. McKay	3/8/2024
RSUs (under AEI)					$0	$565,668	$2,545,506
AIP Award		$0	$377,112	$565,668
Gretchen Cepek	3/8/2024
RSUs (under AEI)					$0	$462,008	$2,079,036
AIP Award		$0	$308,005	$462,008
(1)
The target and maximum columns show the target award and maximum award for 2023 for each NEO under the AIP. There is no threshold amount for any participant in the AIP. The actual 2023 awards granted to the NEOs are listed in the Non-Equity Incentive Compensation column of the Summary Compensation Table. AIP target and maximum awards are a pre-designated percentage of base salary determined at the executive’s level.
(2)
RSUs have a vesting schedule as disclosed in the footnotes to the Summary Compensation Table. See “Outstanding Equity Awards at December 31, 2023” for disclosure regarding the number of RSUs that are unvested as of December 31, 2023.
(3)
The target and maximum columns show the target award and maximum award for 2023 for each NEO under the AEI. There is no threshold amount for any participant in the AEI. The actual 2023 awards granted to the NEOs are listed in the Stock Awards column of the Summary Compensation Table.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Outstanding Equity Awards at December 31, 2023
The following table sets forth the outstanding equity awards at the December 31, 2023 fiscal year-end. The table shows RSUs granted pursuant to the AEI.
Name (a)	RSUs
	Number of RSUs That Have Not Vested (g)(1,2)	Market Value of RSUs That Have Not Vested (h)(3)
Jasmine M. Jirele
	1,886	$505,090
	2,407	$644,619
	6,195	$1,659,083
	7,371	$1,974,028
William E. Gaumond
	1,948	$521,694
	2,463	$659,616
	4,471	$1,197,379
	5,150	$1,379,222
Eric J. Thomes
	1,474	$394,752
	3,625	$970,811
	5,031	$1,347,352
	3,933	$1,053,297
Neil H. McKay
	2,123	$568,561
	2,503	$670,328
	5,362	$1,435,997
	3,596	$963,045
Gretchen Cepek
	1,512	$404,929
	1,789	$479,112
	4,246	$1,137,121
	3,003	$804,233
(1)
Represents unvested RSUs issued pursuant to the AEI. RSUs issued under the AEI during 2023 are subject to a four-year vesting period from the grant date. At the end of the respective vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life or terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI.
(2)
For each of the NEOs, the number of RSUs listed on the first line were exercised in 2024, the RSUs listed on the second line will exercise in 2025, the RSUs listed on the third line will exercise in 2026, and the RSUs listed on the fourth line will exercise in 2027.
(3)
Based on an assumed stock price of $267.81 per share, which was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on December 29, 2023 and the nine immediately preceding trading days, converted from Euros into U.S. dollars.
Allianz SE Option Exercises and Stock Grants Vested in 2023
The following table summarizes the value received from Allianz SE stock grants vested during the year ended December 31, 2023.
Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Jasmine M. Jirele	1,467	$341,350
William E. Gaumond	1,538	$357,870
Eric J. Thomes	457	$106,337
Neil H. McKay	1,731	$402,779
Gretchen Cepek	1,413	$328,785
(1)
Represents Allianz SE RSUs that were exercised during 2023 pursuant to the AEI. Amounts realized were paid in cash.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Executive Severance Plan
Executive officers who have the title of Senior Vice President or above and report directly to a senior executive officer at a specific level or title of Chief Executive Officer are eligible to receive severance benefits under the Executive Severance Plan if they experience a qualifying termination of employment, meaning an involuntary termination for any reason other than for “cause” with no offer of an equivalent position, and otherwise satisfy the conditions set forth in the plan. The purpose of the Executive Severance Plan is to provide severance benefits to executive officers whose employment is involuntarily terminated in a qualifying termination of employment in order to assist with job transition. Pursuant to the Executive Severance Plan, eligible executive officers who are involuntarily terminated in a qualifying termination of employment will receive a lump sum cash payment equal to one and one-half times their “annual base pay” in effect at the time of termination. Annual base pay, for purposes of this agreement, equals base salary and excludes special payments, such as bonuses, expense reimbursements, living, or other allowances. Eligible executive officers would also be entitled to continuation of medical and dental coverage at employee premium rates for a period of 18 months following termination, if the executive officer timely elects continuation coverage and pays the required premiums.
The following table shows the lump sum payments that would have been payable to each of our NEOs had they been terminated on December 31, 2023 and been eligible for severance payments pursuant to the Executive Severance Plan.
NEOs	Lump Sum Payment
Jasmine M. Jirele	$1,200,000
William E. Gaumond	$807,750
Eric J. Thomes	$878,250
Neil H. McKay	$787,500
Gretchen Cepek	$780,000
Director Compensation
The following table provides information on compensation paid to the directors of Allianz Life for the year ended December 31, 2023.
Name	Fees Earned or Paid in Cash ($)(1)	Total ($)
(a)	(b)	(h)
Andreas G. Wimmer(2) Chair of the Board	N/A	N/A
Jasmine M. Jirele(3) President and Chief Executive Officer	N/A	N/A
William E. Gaumond(3) Senior Vice President, Chief Financial Officer and Treasurer	N/A	N/A
Lauren Kathryn Day(2) Non-Independent Director	N/A	N/A
Walter R. White Former President and Chief Executive Officer; Independent Director	$67,500	$67,500
Howard E. Woolley Independent Director	$67,500	$67,500
Kevin E. Walker Independent Director	$67,500	$67,500
Udo Frank Independent Director	$97,500	$97,500
(1)
Represents cash compensation provided to our independent directors that is formalized in the Non-Employee Director Compensation Plan for the year ended December 31, 2023.
(2)
Mr. Wimmer and Ms. Day did not receive any compensation for their services as directors since they are employed by one of our affiliates.
(3)
As employee directors, Ms. Jirele and Mr. Gaumond did not receive any compensation for their service as directors. The compensation Ms. Jirele and Mr. Gaumond received as executive officers of Allianz Life is disclosed in the Summary Compensation Table as set forth herein.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

CEO Pay Ratio
In accordance with SEC rules, we determined the annual total compensation of our median compensated employee and present a comparison of that annual total compensation to the annual total compensation of our President and Chief Executive Officer (“CEO”), Jasmine M. Jirele.
●
The 2023 annual total compensation of our CEO was $3,579,193.
●
The 2023 annual total compensation of our median compensated employee was $114,941.
Accordingly, we estimate the ratio of our CEO's annual total compensation to the annual total compensation of our median compensated employee for 2023 was 31 to 1.
Determining the Median Compensated Employee
In 2023, we determined the median compensated employee by collecting compensation data for all employees, including full-time, part-time, seasonal, and temporary employees, excluding our CEO, employed by the Company as of December 31, 2023. We selected December 31, 2023 as the date upon which we would identify the median employee because it enabled us to make such identification in a reasonably efficient manner and it aligns with the methodology used in the other compensation-based disclosures above. As of December 31, 2023, our employee population consisted of 2,108 individuals. We do not have any employees who work outside of the U.S.
We identified our median compensated employee, using total compensation as our compensation measure, which included annual base salary, cash-based incentive compensation, long-term incentive compensation, and sales-based incentive compensation earned for 2023, plus employer contributions to the Allianz Asset Accumulation Plan, life insurance premiums, and other compensation. Compensation for full-time employees hired after January 1, 2023, was annualized for the full year 2023. We did not make any cost of labor adjustments as the majority of our employees are compensated based upon the cost of labor in Minneapolis, MN, the location of our corporate headquarters. We did not include amounts representing employer medical and dental contributions. This methodology was consistently applied to all our employees included in the calculation and is consistent with the methodology we use for our NEOs as set forth in the 2023 Summary Compensation Table.
Our pay ratio and compensation amount have been calculated using methodologies and assumptions consistent with SEC rules. The ratio and compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee and determine that employee's total compensation may vary significantly among companies.
Security Ownership of Certain Beneficial Owners and Management
We are an indirect wholly owned subsidiary of Allianz SE. Allianz SE’s principal executive offices are located at Königinstrasse 28, 80802 Munich, Germany. As of March 31, 2024, the directors and executive officers of Allianz Life held less than 1% of Allianz SE’s ordinary shares issued and outstanding.
Transactions with Related Persons, Promoters and Certain Control Persons
We are a wholly owned subsidiary of AZOA, which is a wholly owned subsidiary of Allianz Europe B.V. Allianz Europe B.V. is a wholly owned subsidiary of Allianz SE, our ultimate parent, which is registered in Munich, Germany.
Business and Operational Risks Relevant to the Contract
As an insurance company, a number of risks may affect our business. However, because the Contract (and any other insurance contract that we offer) is a regulated insurance product, as opposed to an investment in our business, many of the risks that may be relevant to an investor in our business are unlikely to be relevant to you. The risks described below are only those business and operational risks that are likely to be relevant to you as a purchaser of the Contract.
Risks Primarily Related to Our Financial Strength and Claims-Paying Ability
We make Annuity Payments, pay death benefits, and apply Performance Credits for this Contract from our general account. We also pay benefits for other insurance contracts from our general account, and our general account is subject to claims by our creditors. Our ability to make payments from our general account is subject to our financial strength and claims-paying ability. The following risks relate to circumstances and events that may negatively affect our general account and, in turn, our financial strength and claims-paying ability.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Financial losses may threaten our financial strength and claims-paying ability.
As an Owner of the Contract, you do not share in the profits and losses generated by our business. However, if we were to experience significant losses, we might not have sufficient assets in our general account to satisfy all of our financial obligations under the Contract. Circumstances and events that may result in financial losses include, but are not necessarily limited to, the circumstances and events listed below. We cannot predict the specific impact any of these circumstances or events may ultimately have on our financial strength or claims-paying ability.
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Difficult Economic Conditions. Our financial condition is affected by conditions in the global capital markets and the economy generally. During an economic downturn, the demand for our financial insurance products and services could be adversely affected. In addition, an economic downturn could cause the number and amount of full and partial withdrawals under our insurance products to increase significantly, and owners of our insurance products may choose to defer making purchase payments, defer paying insurance premiums, or stop paying them altogether.
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Unfavorable Interest Rate Environments. During periods of declining interest rates, we may experience financial losses as the spread between interest rates that we credit to customers under our insurance products and returns on our investments tighten. A sustained low interest rate environment presents challenges for us and other life insurance companies, as it generally reduces investment returns, raises the value of future obligations, and challenges asset-liability matching. During periods of increasing interest rates, we may experience financial losses due to increases in full and partial withdrawals under our insurance products as our customers choose to forgo insurance protection in favor of potentially higher returns. In an attempt to curb rising inflation, the Federal Reserve and other central banks raised interest rates multiple times in 2022 and 2023. It is unclear whether and how interest rates will change in future periods. Although we take measures to manage economic risks associated with different interest rate environments, we may not be able to fully mitigate those risks.
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Losses on Fixed Maturity Investments. Our fixed maturity investments are subject to interest rate risk and credit risk. Interest rate risk refers to how the values of our fixed maturity investments fluctuate in response to changes in market interest rates. Increases and decreases in prevailing interest rates generally result in decreases and increases, respectively, in the values of our fixed maturity investments. Credit risk refers to the risk that a counterparty will default on its commitments to us under a fixed maturity investment. See “Defaults by Counterparties” below.
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Losses on Equity Investments. Our equity investments are generally valued based on quoted market prices and are subject to market risk. Market risk refers to how market prices for equity investments are subject to fluctuation. A downward fluctuation in the market price for an equity investment could result in losses upon the sale of that investment. Fluctuations in market prices may result from, among other things, actual or perceived changes in the attractiveness of specific investments or in general market conditions.
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Losses on Real Estate Investments. A portion of our investment portfolio consists of mortgage loans and mortgage-backed securities related to commercial, agricultural and residential real estate. The value of our real estate investments may be negatively impacted by general, regional, and local economic conditions in the real estate sector, such as supply and demand, market volatility, interest rate fluctuations, vacancy rates, and geographic and extreme weather risks, as well as the creditworthiness of obligors.
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Losses upon the Sale of Illiquid Investments. We hold certain investments that may lack liquidity, such as privately placed fixed maturity investments, mortgage loans, collateralized debt obligations, commercial mortgage-backed securities, equity real estate and limited partnership interests. Although we seek to minimize the likelihood that we would need to sell illiquid investments, if we were required to liquidate these investments on short notice, we may have difficulty doing so and may be forced to sell them for less than their fair value.
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Prolonged and Elevated Inflationary Periods. During inflationary periods, the value of our fixed maturity investments may fall. See “Losses on Fixed Maturity Investments” above. Inflation also increases expenses, which will negatively impact our financial condition in the event that such additional costs cannot be offset. Prolonged and elevated inflation could adversely affect the financial markets and the economy generally, and dispelling it may require governments to pursue a restrictive fiscal and monetary policy, which could constrain overall economic activity and our growth. Recently, the economy has experienced elevated inflation and inflationary pressures, which may continue in future periods.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

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Loss of Market Share to Competitors. There is strong competition among insurers, banks, brokerage firms and other financial institutions and providers seeking clients for the types of products and services that we provide. A loss of market share to our competitors could result in financial losses to our business. Our ability to successfully compete is dependent on numerous factors, some of which include the successful implementation of our business strategy, our financial strength, the attractiveness of our products and services, our relationships with distributors, and our reputation. Our ability to compete may also be hindered if our competitors obtain or seek to enforce intellectual property rights against us, or if we are otherwise precluded from offering products or services that are in demand. Our ability to compete may also be hindered if we are not able to protect or enforce our own intellectual property rights.
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Defaults by Counterparties. Third-parties that owe us, or hold on our behalf (i.e., custodians), money, securities, or other assets may not fulfill their obligations to us. These parties may include issuers of investments that we may hold, borrowers under loans that we may hold or extend, reinsurers, counterparties under swap and other derivative contracts and other third-parties (e.g., customers, trading counterparties, brokers, dealers, banks, investment funds, clearing agents, exchanges and clearing houses). In addition, with respect to secured transactions, the risk of default may be exacerbated when the collateral held by us, or for us, cannot be fully recovered, cannot be liquidated or is liquidated at a price that is not sufficient to cover the full amount owed to us. A party may default on its obligations for a variety of reasons, including bankruptcy, lack of liquidity, downturns in the economy or real estate market and operational failure. General economic conditions and trends may also result in increased defaults.
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Impairments of Other Financial Institutions. We routinely execute transactions with counterparties in the financial services industry, including brokers, dealers, commercial banks, investment banks, insurers, reinsurers and other investment and financial institutions. A disruption to, or decline in the financial condition of, such financial institutions may expose us to financial losses. Multiple bank failures in 2023 resulted in periods of market disruption and volatility and reduced confidence in depository institutions. While these events did not significantly impact our business, if banks or other financial institutions with whom we do business were to enter into receivership or become insolvent in the future, there could be an adverse effect on our business and financial condition.
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Payments through Guaranty Associations. When an insurance company becomes insolvent, state insurance guaranty associations have the right to assess other insurance companies doing business in their state for funds to pay obligations to policyholders of the insolvent company, up to the state-specified limit of coverage. The future failure of a large life, health or annuity insurer could trigger assessments which we would be obligated to pay. Further, amounts for historical insolvencies may be assessed over many years, and there can be significant uncertainty around the total obligation for a given insolvency.
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Ineffectiveness of Risk Management Policies. Our risk management policies and procedures intended to identify, monitor and manage economic risks may not be fully effective at mitigating our risk exposure in all market environments or against all types of risk. This could cause us to incur investment losses or cause our hedging and other risk management strategies to be ineffective.
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Impacts of Climate Conditions. We are exposed to economic risks related to climate conditions (i.e., long-term weather patterns). Our financial condition could be negatively impacted by increased costs, or financial losses on investments, arising from various events related to climate conditions, such as changes in public policy, changes in global investment asset values, systemic risk to financial systems, short-term or long-term market disruptions, changes in mortality/morbidity assumptions, changes in consumer behavior, business disruptions, extreme weather events, litigation, increased regulatory requirements, advancements in technology, and longer-term shifts in weather patterns. Climate conditions could also impact the types of assets in which we invest. For example, a government mandated transition to a lower-carbon economy could require us (or we could voluntarily choose) to invest less in carbon-based industries, even though investments in carbon-based industries may have better returns in the short or long term. In addition, real estate investments may expose us to greater climate risk, as climate conditions may negatively impact market prices or supply and demand, and may make extreme weather events more likely or frequent. Further, we may not be able to adequately predict and mitigate climate risk due to significant uncertainty and unknowns regarding the manifestations and timing of climate-driven events, absence of adequate historical data that captures this risk and the dependency of this risk on the extent of the actions taken in the short term by governments, corporations and communities around the world.
Changes in applicable law may negatively affect our financial strength and claims-paying ability.
We are subject to detailed and comprehensive regulation and supervision in all the jurisdictions in which we operate. Our operations, products and services are subject to varying state and federal laws. In addition, our operations, products and services are regulated by various regulatory authorities and self-regulatory authorities including state insurance

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

departments, state securities administrators, state banking authorities, the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority, the Internal Revenue Service, the Department of Labor, and the U.S. Commodity Futures Trading Commission.
Changes to federal and state laws and regulations may materially affect the way in which we conduct our business. We are faced with significant challenges due to the fact that our regulatory environment is evolving rapidly. Federal and state governments, including federal and state regulatory authorities, have become increasingly active in the regulation of the businesses in which we engage. In addition, federal and state regulatory authorities are assuming active, and in some cases increasingly aggressive, roles in interpreting and enforcing laws and regulations related to our business. We cannot predict the potential effects that any new laws or regulations, changes in existing laws or regulations, or the interpretation or enforcement of laws or regulations may have on our business, but such changes may negatively affect our financial strength and claims-paying ability. Below, we summarize areas of applicable law that have been subject to substantial change in recent years.
Cyber-Security and Data Privacy. We are subject to federal and state laws, regulations, and directives that require financial institutions and other businesses to protect the security of computer systems and the confidentiality of personal information. Financial regulators continue to focus on data privacy and cyber-security, have communicated heightened expectations with respect to security and regulatory compliance, and have increased emphasis in this area in their examinations of regulated entities. Recently, the SEC has proposed new rules that would require the Company's registered separate accounts to adopt and implement comprehensive cyber-security policies and procedures and disclose significant cyber-security incidents in the prospectuses for variable contracts. Also, many states have adopted comprehensive privacy and data protection laws, and insurance regulatory activity related to privacy, data protection and cyber-security also continues to increase. For example, the National Association of Insurance Commissioners ("NAIC") is considering a new Consumer Privacy Protection Model Law (to replace the corresponding existing model law) that would include stronger provisions related to consumer rights, consent, and notification, as well as third-party service agreements, data retention and deletion policies, and data sharing agreements. We actively monitor regulatory developments in this area, and may be subject to increased compliance costs, regulatory requirements, and legal proceedings as new laws become effective.
Standards of Care. The SEC adopted rules effective on June 30, 2020 (i) imposing a “best interest” standard of care on broker-dealers making recommendations to their customers (“Regulation BI”) and (ii) requiring broker-dealers and investment advisers to provide a written summary of the relationship between a broker-dealer or investment adviser, as applicable, and its customer. Since its adoption, Regulation BI has been a focus of SEC examinations and enforcement activity. These rules have increased our overall compliance costs and could also increase our exposure to legal claims in certain circumstances, including an increased risk of regulatory enforcement actions or potentially private claims.
Various states have also adopted laws raising the standard of care owed by broker-dealers, investment advisers, or insurance agents to their customers. For example, at least 40 states have adopted the NAIC revisions to its Suitability in Annuity Transactions Model Regulation, which imposes a requirement that any recommendation of an annuity product be in the consumer’s best interest. Some states have also adopted laws that differ from the NAIC’s Suitability in Annuity Transactions Model Regulation but impose similar obligations. As changes are adopted by our state regulator(s) and made applicable to us or the third-party firms that distribute our products, they could have an adverse impact on our business. In states that have adopted these increased standards with respect to annuity recommendations, this may lead to an increased risk of regulatory enforcement actions or potentially private claims.
In addition, sales of annuities to employee benefit plans governed by provisions of the Employee Retirement Income Security Act ("ERISA") and to IRAs governed by similar provisions under the Internal Revenue Code are subject to restrictions that require ERISA fiduciaries to perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that prohibit ERISA fiduciaries from causing a covered plan or retirement account to engage in certain prohibited transactions absent an exemption. The definition of a "fiduciary" as it relates to ERISA plans and IRAs has been the subject of multiple Department of Labor rulemaking initiatives, interpretive guidance releases, and subsequent legal challenges in recent years. On October 31, 2023, the Department of Labor proposed rule amendments that would broaden the circumstances under which fiduciary duties are imposed, particularly with regard to recommendations to "rollover" assets from a qualified retirement plan to an IRA or from an IRA to another IRA.
We continue to closely monitor these ongoing regulatory developments. It remains unclear the extent to which these regulatory initiatives and the evolving nature of enforcement and interpretation of them could ultimately affect how our insurance products are marketed and distributed. Any of the foregoing regulatory and legislative measures (or judicial matters on those measures), or the reaction to such activity by consumers or other members of the insurance industry could

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

have an adverse impact on our ability to sell annuities and other products, and to retain in-force business. Inconsistencies among the rules adopted by the SEC, the DOL, and state insurance regulators could increase this impact.
Artificial Intelligence. State regulators and the NAIC are evaluating existing regulatory frameworks for insurance industry use of artificial intelligence, machine learning, and large language models (“AI”). Regulators are concerned about the privacy and protection of individual consumer data and about bias and discrimination resulting from the use of AI in algorithms and predictive models, as may be used either directly by insurance companies or indirectly through third party service providers. For example, in December 2023, the NAIC adopted a model bulletin on the use of AI by insurers, which was intended to remind insurance companies that decisions impacting consumers that are made or supported by advanced analytical and computational technologies, including AI, must comply with all applicable insurance laws and regulations, including unfair trade practices. The bulletin also sets forth state insurance regulators’ expectations on how insurers should govern the use of such technologies by or on behalf of the insurer to make or support such decisions. Our adoption of new AI technologies may be inhibited by the emergence of industry-wide standards, a changing legislative and regulatory environment, and other factors. In addition, our adoption of new AI technologies may expose us to increased compliance costs and heightened regulatory risks.
Our reserves could be inadequate due to differences between our actual experience and management’s estimates and assumptions.
We establish and carry reserves to pay future benefits and claims of contract owners. Our reserves are calculated based on a number of estimates and assumptions, including estimates and assumptions related to future mortality, morbidity, interest rates, future equity performance, reinvestment rates, persistency, claims experience, and contract owner elections (i.e., the exercise or non-exercise of contract benefits). The assumptions and estimates used in connection with the reserve estimation process are inherently uncertain, involve the exercise of significant judgment and reflect evolving information. For example, the current rates of mortality and morbidity may continue to improve in the future due to medical and technological advancements that result in contract owners living longer than anticipated. We periodically review the adequacy of reserves and the underlying assumptions and make adjustments when appropriate. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits and claims or whether the assets supporting the contract liabilities will grow to the level assumed prior to payment of benefits or claims. If actual results differ significantly from our estimates and assumptions, our claim costs could increase significantly and our reserves could be inadequate. If so, we will be required to increase reserves. However, we cannot be certain that our reserves will ultimately be sufficient to pay future benefits and claims of contract owners.
The amount of statutory capital that we must hold to meet our statutory capital requirements can vary significantly from time to time.
Statutory accounting standards and capital and reserve requirements are prescribed by the applicable state insurance regulators and the NAIC. State insurance regulators have established regulations that govern reserving requirements and provide minimum capitalization requirements based on risk-based capital (“RBC”) ratios for life insurance companies. In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors, including but not limited to, the amount of statutory income or losses that we generate, changes in reserves, the amount of additional capital that we must hold to support business growth, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio, changes in interest rates, and changes to existing RBC formulas. Additionally, state insurance regulators have significant leeway in interpreting existing regulations, which could further impact the amount of statutory capital or reserves that we must maintain. There can be no assurance that we will be able to maintain our current RBC ratio in the future or that our RBC ratio will not fall to a level that could have a material adverse effect on our business. If we are unable to maintain minimum capitalization requirements, our business may be subject to significant increases in supervision and control by state insurance regulators.
Litigation and regulatory proceedings may negatively affect our financial strength and claims-paying ability.
We have been named as defendants in lawsuits (both class actions and individual lawsuits) and have been involved in various regulatory investigations and examinations, and we may be involved in more in the future. These actions arise in various contexts, including in connection with our activities as an insurer, securities issuer, employer, investor, and taxpayer. Lawsuits and regulatory proceedings may involve significant amounts of damages (including punitive damages) or fines that we must pay, and certain regulatory authorities involved in regulatory proceedings have substantial power over our business operations. An adverse outcome in any lawsuit or regulatory proceeding that results in significant financial losses or operational burdens may negatively affect our financial strength and claims-paying ability.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Reinsurance may not be available or affordable, or may not be adequate to protect against harm to our financial strength and claims-paying ability.
As part of our overall risk management strategy, we purchase reinsurance for certain risks underwritten by our various business segments. While reinsurance agreements generally bind the reinsurer for the life of the business reinsured at generally fixed pricing, market conditions beyond our control can determine the availability and cost of the reinsurance protection for new business. If we are unable to purchase the desired amount of reinsurance protection on acceptable terms, our risk of loss may increase. As our risk of loss increases, so does the risk that we may not be able to meet our financial obligations.
Our hedging programs may be inadequate to protect against harm to our financial strength and claims-paying ability.
Certain types of insurance and investment products that we offer expose us to risks associated with fluctuations in financial markets. Although we use hedging techniques to manage risks associated with our insurance guarantees, increased volatility in the financial markets and unanticipated contract owner behavior may increase the cost of these hedges and/or negatively affect our ability to hedge certain risks. We may lose money on the derivatives that we hold as part of our hedging programs or otherwise. Ultimately, our hedging programs may be inadequate to protect us against the full extent of the exposure or losses we seek to mitigate, which in turn may negatively impact our financial strength and claims-paying ability.
Downgrades and potential downgrades to our claims-paying and financial strength ratings may signal a higher risk that we may be unable to meet our financial obligations, and may themselves negatively affect our financial strength and claims-paying ability.
Our claims-paying and financial strength ratings, which various ratings organizations publish as measures of an insurance company's ability to meet contract owner obligations, are important to maintaining public confidence in Allianz Life and our products, and the ability to market our products and services. A downgrade or an announced potential downgrade by credit rating agencies in our claims-paying and financial strength ratings may reflect an increased risk that we may not be able to meet our financial obligations. Any such downgrade or potential downgrade may itself harm our financial strength and claims-paying ability by causing financial losses to our business. Such losses may be the result of:
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reductions in new sales of insurance products, annuities and other investment products;
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increases in our cost of capital or limitations on our access to sources of capital;
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harm to our relationships with distributors and sales specialists;
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increases in the number or amount of full and partial withdrawals under our insurance products;
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pressure on us to reduce prices or increase crediting rates for many of our insurance products; and
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harm to our ability to obtain reinsurance or obtain reasonable pricing for reinsurance.
Similarly, credit rating agencies also evaluate the insurance industry as a whole and may change Allianz Life’s and other insurance companies’ financial strength ratings based on the agencies’ overall view of the industry. It is possible that Allianz Life’s credit rating could be similarly downgraded in the future based on credit rating agencies’ evaluation of the life insurance industry as a whole due to changes in their view of Allianz Life relative to the industry or a change in their rating assessment methodologies. In addition, downgrades or announced potential downgrades in the financial strength ratings of the financial institutions with which we do business may adversely impact our business operations and may cause financial losses to our business.
The evolving landscape of environmental, social and governance standards could adversely affect our reputation or business results and could lead to litigation or regulatory proceedings that harm our financial condition.
Customers, regulators, and other market participants may evaluate our business or other practices according to a variety of environmental, social and governance ("ESG") standards, expectations, or metrics, all of which may evolve, may be subjective or underdeveloped in nature, and may reflect contrasting or conflicting values. Standard-setting organizations and regulators including, but not limited to, the NAIC, SEC, and state insurance regulators, have proposed or adopted, or may propose or adopt, ESG rules or standards applicable to us. For example, the NAIC has generally modified the Insurer Climate Risk Disclosure survey to align with aspects of the Financial Stability Board’s Task Force on Climate-Related Financial Disclosures ("TCFD") framework, a recognized framework of recommendations that were developed to enhance climate-related disclosures. In addition, the SEC has recently adopted new disclosure rules that will generally require a wide range of registered companies to prepare extensive disclosures and financial information on climate-related risk in their registration statements and periodic reports filed with the SEC. Also, in October 2023, the Governor of California

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

signed two bills into law that will require significant climate-related disclosures  by large entities doing business in that state. In addition, certain organizations that provide information to investors have developed ratings for evaluating companies on their approach to different ESG matters. Due to the sometimes conflicting, uncertain, and subjective ESG regulatory and market environment, we may be seen as acting inconsistently with ESG standards or values from the perspective of certain customers, regulators, or other constituents. As a result, we may face adverse regulatory, customer, media, or public scrutiny related to ESG that potentially could have a negative impact on our business or reputation or lead to legal challenges.
Risks Primarily Related to Our Business Operations
Breaches of security, or interference with our technology infrastructure, could harm our business.
Our business relies on technology systems and networks, including systems and networks managed by third parties to process, transmit and store information, and to conduct business activities and transactions with clients, distributors, vendors, and other third parties. We are also subject to certain federal and state regulations that require us to establish and maintain policies and procedures designed to protect sensitive client information. Maintaining the integrity of our systems is critical to the success of our business operations, including the retention of clients, and to the protection of our clients’ personal information. To date, we have not identified any material breaches or interference with our systems and networks; however, we routinely encounter and address such threats, including an increasing frequency of phishing scams, introductions of malware and unauthorized payment requests. Any such breaches or interference by third parties or by our employees that may in the future occur could have a material adverse impact on our business operations and our financial condition.
Publicly-reported cyber-security threats and incidents have dramatically increased in recent years, and financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools, and mobile technology have expanded potential targets for cyber-attack.
We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks resulting from attacks by third parties, including hackers, and from employee error or malfeasance. We also require third party vendors who, in the provision of services to us, are provided with or process information pertaining to our business or our clients to meet certain information security standards. Changes in our technology platforms may also require corresponding changes in our systems, networks and data security measures. In addition, the increasing reliance on technology systems and networks and the occurrence and potential adverse impact of attacks on such systems and networks, both generally and in the financial services industry, have enhanced government and regulatory scrutiny of the measures taken by companies to protect against cyber-security threats. As these threats, and government and regulatory oversight of associated risks, continue to evolve, we may be required to expend additional resources to enhance or expand upon the security measures we currently maintain.
Despite the measures we have taken and will in the future take to address and mitigate these risks, we cannot ensure that our systems and networks will not be subject to breaches or interference. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our clients’ personal information, which in turn may result in legal claims, regulatory scrutiny and liability, reputational damage, the incurrence of costs to eliminate or mitigate further exposure, the loss of clients or other damage to our business. Any such event may interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. In addition, the trend toward broad consumer and general public notification of such incidents could exacerbate the harm to our business operations and our financial condition. Even if we successfully protected our technology infrastructure and the confidentiality of sensitive data, we may incur significant expenses in responding to any such attacks as well as the adoption and maintenance of appropriate security measures. Although we maintain cyber-security insurance coverage against costs resulting from cyber-security incidents, it is possible losses will exceed the amount available under our coverage. We could also suffer harm to our business and reputation if attempted security breaches are publicized. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

protecting our networks and systems used in connection with our products and services. It is possible that a cyber-security incident could persist for an extended period of time without detection. There may be an increased risk of cyberattacks during periods of geo-political or military conflict.
The failure to protect our clients’ confidential information and privacy could adversely affect our business.
A number of our businesses are subject to privacy regulations and confidentiality obligations, including the Gramm-Leach-Bliley Act and state privacy laws and regulations. We also have contractual obligations to protect certain confidential information we obtain from our existing vendors and clients. These obligations generally include protecting such confidential information in the same manner and to the same extent as we protect our own confidential information. The actions we take to protect confidential information vary by business segment and may include, among other things:
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training and educating our employees regarding our obligations relating to confidential information;
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monitoring changes in state or federal privacy and compliance requirements;
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drafting appropriate contractual provisions into any contract that raises proprietary and confidentiality issues;
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maintaining secure storage facilities for tangible records;
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limiting access to electronic information; and
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in the event of a security breach, providing credit monitoring or other services to affected customers.
In addition, we must develop, implement and maintain a comprehensive written information security program with appropriate administrative, technical and physical safeguards to protect such confidential information. If we do not properly comply with privacy regulations and protect confidential information, we could experience adverse consequences, including regulatory sanctions, such as penalties, fines and loss of license, as well as loss of reputation and possible litigation. This could have an adverse impact on our Company’s reputation and business results.
Protection from system interruptions and operating errors is important to our business. A sustained interruption to our telecommunications, or data processing systems or other failure in operational execution could harm our business operations and our business results.
Operating errors and system or network interruptions could delay and disrupt our ability to develop, deliver or maintain our products and services, causing harm to our business and reputation and resulting in loss of customers or revenue. Operating errors and system or network interruptions may also interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. Interruptions could be caused by operational failures arising from employee error or malfeasance, interference by third parties (including hackers and other cyber-attacks), implementation of new technology, and maintenance of existing technology. Our financial, accounting, data processing or other operating systems and facilities may fail to operate or report data properly, experience connectivity disruptions or otherwise become disabled as a result of events that are wholly or partially beyond our control, adversely affecting our ability to process transactions or provide products and services to customers. The cause of these interruptions can include fires, floods, earthquakes and other natural disasters, power losses, equipment failures, attacks by third parties, failures of internal or vendor software or systems and other events beyond our control.
In addition, we rely on third party service providers and vendors for certain communications, technology and business functions and face the risk of operational failure (including, without limitation, failure caused by an inaccuracy, untimeliness or other deficiency in data reporting), termination or capacity constraints of any of the clearing agents, exchanges, clearing houses or other third party service providers that we use to facilitate or are component providers to our transactions and other product manufacturing and distribution activities. These risks are heightened by the evolution in the financial markets of increasingly sophisticated products, by business-driven hedging, by compliance issues and by other risk management or investment or by financial management strategies. Any such failure, termination or constraint could adversely impact our ability to implement transactions, service our clients, manage our exposure to risk or otherwise achieve desired outcomes.
The occurrence of natural or man-made disasters and catastrophes could adversely affect our business operations and our business results.
The occurrence of natural or man-made disasters and catastrophes, including extreme weather events, acts of terrorism, geo-political disputes, public health crises (e.g. COVID-19), industrial accident, blackout, cyber-attack, computer virus, insider threat, insurrections and military actions, unanticipated problems with our disaster recovery systems, or a support failure from external providers, could adversely affect our business operations and our business results, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such disasters and catastrophes may damage our facilities, preventing our employees from performing their roles or otherwise

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

disturbing our ordinary business operations, and by impacting claims. Such disasters and catastrophes may also impact us indirectly by changing the condition and behaviors of our customers, business counterparties and regulators, as well as by causing declines or volatility in the economic and financial markets. Climate conditions could increase our overall risk as extreme weather events may become more likely or frequent. We rely on certain third-parties to provide certain services important to our business operations. While we monitor the performance of such third-parties, including those with employees who operate remotely, successful implementation and execution of their business continuity strategies are largely outside of our control. Weaknesses or failures within a vendor’s business continuity plan in light of a natural or man-made disaster or catastrophe could materially disrupt our business operations.
Inadequate or failed processes or systems, human factors or external events may adversely affect our reputation or operational effectiveness, as well as our financial condition.
Operational risk is inherent in our business and can manifest itself in various ways, including business interruption, poor vendor performance, information systems malfunctions or failures, regulatory breaches, human errors, employee misconduct, external fraud, and inability to recruit, motivate, and retain key employees. These events can potentially result in financial loss, harm to our reputation and/or hinder our operational effectiveness. Management attempts to control these risks and keep operational risk at low levels by maintaining a sound and well controlled environment in light of the characteristics of our business, markets and regulatory environment in which we operate. Notwithstanding these measures, operational risk is part of the business environment in which we operate, and we may experience operational disruptions and incur losses from time to time due to these types of risks.

15. Financial Statements
The statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 included in Appendix H of this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The unaudited statutory financial statements of Allianz Life Insurance Company of North America as of June 30, 2024 and unaudited statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023, as well as the related unaudited statutory statements of operations, capital and surplus and cash flow for the six month periods ended June 30, 2024 and June 30, 2023 are also included in Appendix H.
The financial statements of the subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America (“Variable Account B”) as of December 31, 2023 are incorporated herein by reference to Variable Account B’s Form N-VPFS (File No. 811-05618) filed with the SEC have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024

Appendix A – Available Indexes
S&P 500® Index
The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
The "S&P 500® Index" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Allianz Life Insurance Company of North America ("Allianz"). S&P®, S&P 500®, US 500, and The 500 are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Allianz. It is not possible to invest directly in an index. Allianz products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices nor any third party licensors make any representation or warranty, express or implied, to the owners of the Allianz products or any member of the public regarding the advisability of investing in securities generally or in Allianz products particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Allianz with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Allianz or the Allianz products. S&P Dow Jones Indices have no obligation to take the needs of Allianz or the owners of Allianz products into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Allianz products. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ, OWNERS OF THE ALLIANZ PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDIES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Index
The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix A

The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of North America (“Allianz”). Allianz products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Nasdaq-100® Index
The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Allianz Life Insurance Company of North America (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
EURO STOXX 50®
The EURO STOXX 50® provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of North America (“Allianz”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz products.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
• sponsor, endorse, sell or promote Allianz products.
• recommend that any person invest in Allianz products or any other securities.
• have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz products.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix A

• have any responsibility or liability for the administration, management or marketing of Allianz products.
• consider the needs of Allianz products or the owners of Allianz products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz products or their performance.
STOXX does not assume any contractual relationship with the purchasers of Allianz products or any other third parties.
Specifically,
• STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
• The results to be obtained by Allianz products, the owner of Allianz products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;
• The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
• The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
• The performance of Allianz products generally.
• STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;
• Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing Agreement between Allianz and STOXX is solely for their benefit and not for the benefit of the owners of Allianz products or any other third parties.
iShares® MSCI Emerging Markets ETF
The iShares® MSCI Emerging Markets ETF distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. These trademarks have been licensed for certain purposes by Allianz Life Insurance Company of North America ("Allianz") and its wholly-owned subsidiaries. Products offered by Allianz or its wholly-owned subsidiaries are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® MSCI Emerging Markets ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Allianz or its wholly-owned subsidiaries, or any member of the public regarding the advisability of purchasing a product from Allianz or its wholly-owned subsidiaries. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares MSCI Emerging Markets ETF or any data related thereto, or with the operation, marketing, trading or sale of any products or services offered by Allianz and its wholly-owned subsidiaries.
Bloomberg US Long Corporate Bond® Index
The Bloomberg US Long Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market whose maturity is 10 years or longer. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.
“Bloomberg®”, and Bloomberg US Long Corporate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Allianz Life Insurance Company of North America ("Allianz").

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix A

The Allianz products are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Allianz product(s) or any member of the public regarding the advisability of investing in securities generally or in the Allianz product(s) particularly. The only relationship of Bloomberg to Allianz Life Insurance Company of North America ("Allianz") is the licensing of certain trademarks, trade names and service marks and of Bloomberg US Long Corporate Bond Index, which is determined, composed and calculated by BISL without regard to Allianz Life Insurance Company of North America ("Allianz") or the Allianz product(s). Bloomberg has no obligation to take the needs of Allianz Life Insurance Company of North America ("Allianz") or the owners of the Allianz product(s) into consideration in determining, composing or calculating the Bloomberg US Long Corporate Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Allianz product(s) to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Allianz product(s) customers, in connection with the administration, marketing or trading of the Allianz product(s).
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG US LONG CORPORATE BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA ("ALLIANZ"), OWNERS OF THE ALLIANZ PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG US LONG CORPORATE BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG US LONG CORPORATE BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE ALLIANZ PRODUCT OR BLOOMBERG US LONG CORPORATE BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix A

Appendix B – Daily Adjustment
Generally
We designed the Daily Adjustment to provide an Index Option Value for each Index Option on Business Days other than the Term Start Date or the Term End Date. The Daily Adjustment approximates the Performance Credit that will be available on the Term End Date, adjusting for:
(i)
any Index gains during the Term subject to the applicable Trigger Rate, Cap, and/or Participation Rate,
(ii)
for the Index Dual Precision Strategy, any Index losses less than or equal to the 10%, 20%, or 30% Buffer,
(iii)
either any Index losses greater than the 10%, 20%, or 30% Buffer, or Index losses down to the -10% Floor (not applicable to the Index Protection Strategy with Trigger or Index Protection Strategy with Cap), and
(iv)
the number of days until the Term End Date.
The Daily Adjustment formula has two primary components, (i) the change in Proxy Value and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Performance Credit on the Term End Date taking into account any applicable Buffer, Floor, Trigger Rate, Cap, and/or Participation Rate. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index Values and interest rates. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The Daily Adjustment for Index Options with a Term length of more than 1 year may be more negatively impacted by changes in the expected volatility of Index Values than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options with the same Buffer because the Buffer is exposed to a longer time period. The impact of the Cap and Buffer on the Daily Adjustment for an Index Performance Strategy 1-year Term Index Option is greater than it is for a 3-year or 6-year Term Index Option because we apply the Cap and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term. Similarly, the impact of the Trigger Rate and Buffer on the Daily Adjustment for the Index Dual Precision Strategy 1-year Term Index Option is greater than it is for a 3-year or 6-year Term Index Option because we apply the Trigger Rate and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term. The Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative.
Daily Adjustment Formula
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base
Where:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value)
(b)
proxy interest = beginning Proxy Value x (1 – time remaining during the Term)
Calculating Change in Proxy Value
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment on the Term Start Date (beginning Proxy Value).
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the Term Start Date.
The Proxy Value is calculated differently for each Crediting Method.
For the Index Performance Strategy, the Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains subject to any applicable Participation Rate up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy and Index Dual Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix B

Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Proxy Value formula the value of the out-of-the-money call will be zero if an Index Option is uncapped.
For the Index Guard Strategy, the Proxy Value involves tracking four hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (at-the-money put) + (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap and the at-the-money put to value the potential for Index losses, but add back the out-of-money put to mimic the protection of the -10% Floor for the Index Guard Strategy. It is important to note that the at-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. It is also important to note that the out-of-money put will almost always reduce, and never exceed, the negative impact of the at-the-money put for the Index Guard Strategy.
For the Index Dual Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Trigger Rate x (in-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the in-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value divided by the Index Value on the Term Start Date is greater than or equal to: 90% for a 10% Buffer, or 80% for a 20% Buffer, or 70% for a 30% Buffer, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Dual Precision Strategy. Similar to the Index Performance Strategy and Index Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date.
For the Index Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Trigger Rate x (at-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Precision Strategy. Similar to the Index Performance Strategy and Index Dual Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date.
For the Index Protection Strategy with Trigger, the Proxy Value involves tracking one hypothetical derivative and is calculated using the following formula:
Proxy Value = Trigger Rate x (at-the-money binary call)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date.
For the Index Protection Strategy with Cap, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap for the Index Protection Strategy with Cap.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix B

Calculating Proxy Interest
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment on the Term Start Date. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Term to zero. The formula for proxy interest involves the calculation of: (i) the beginning Proxy Value (the formula for which varies depending on the Crediting Method, as previously discussed), and (ii) the time remaining during the Term. The time remaining during the Term is equal to the number of days remaining in the Term divided by the Term length. The Term length is equal to the number of days from the Term Start Date to the Term End Date. The proxy interest may be significantly different from current interest rates available on interest bearing investments.
Additional Information
You can find a more detailed explanation of the calculation of the Proxy Value, including examples, in Exhibit 99 of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This Exhibit is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99 by calling (800) 624-0197, or visiting our website at www.allianzlife.com.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix B

Appendix C – Annual Contract Fees Calculation Examples
Please note that these examples may differ from your actual results due to rounding.
Assuming You Purchase a Contract with the Traditional Death Benefit
You purchase a Contract with the Traditional Death Benefit and your Contract automatically includes the Income Benefit. On the Quarterly Contract Anniversary your total annual Contract fees are 0.95% (0.25% product fee and a 0.70% rider fee for the Income Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the Variable Option (if applicable) and any Daily Adjustments or Performance Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (0.95% ÷ 365) = $2.60
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $2.60 = $231.64
On the next Quarterly Contract Anniversary we would deduct $231.64 from the Contract Value. We first account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Performance Credits to the Index Option Values, then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250 we would begin computing the daily Contract fees for the next quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,250 x (0.95% ÷ 365) = $2.64
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the dollar amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,250 x (0.95% ÷ 365) = $3.03
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or:
(43 x $2.64) + (49 x $3.03) = $113.32 + $148.26 = $261.58
On the next Quarterly Contract Anniversary we would deduct $261.58 from the Contract Value after we account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Performance Credits to the Index Option Values. We would then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.
Assuming You Purchase a Contract with the Maximum Anniversary Value Death Benefit
You purchase a Contract with the Maximum Anniversary Value Death Benefit and your Contract automatically includes the Income Benefit. On the Quarterly Contract Anniversary your total annual Contract fees are 1.15% (0.25% product fee, 0.70% rider fee for the Income Benefit, and a 0.20% rider fee for the Maximum Anniversary Value Death Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the Variable Option (if applicable) and any Daily Adjustments or Performance Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix C

(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (1.15% ÷ 365) = $3.15
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $3.15 = $280.41
On the next Quarterly Contract Anniversary we would deduct $280.41 from the Contract Value. We first account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Performance Credits to the Index Option Values, then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fee. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250, we would begin computing the daily Contract fees for the next quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,250 x (1.15% ÷ 365) = $3.19
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the dollar amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,250 x (1.15% ÷ 365) = $3.66
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or:
(43 x $3.19) + (49 x $3.66) = $137.17 + $179.47 = $316.64
On the next Quarterly Contract Anniversary we would deduct $316.64 from the Contract Value after we account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Performance Credits to the Index Option Values. We would then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix C

Appendix D – Increasing Income Payment Example with Performance Lock and Early Reallocation
Assume your Contract Value is $100,000 and you allocate 20% to the Index Protection Strategy with Trigger using the S&P 500® Index and 80% to the Index Protection Strategy with the Cap using the EURO STOXX 50® on the Income Benefit Date.
During the first Income Benefit Year you execute a Performance Lock on the Index Protection Strategy with the Cap using the EURO STOXX 50®. On the Lock Date, the increase in Index Option Value is 2.80%. A month later you execute an Early Reallocation and move the locked Index Option Value into Index Protection Strategy with the Cap using the Nasdaq-100® Index. On the day of Early Reallocation, the percentage of total Index Option Base in the EURO STOXX 50® Index Option is still 80% before we apply daily transactions.
After applying daily transactions, the Index Option Base for the Index Protection Strategy with the Cap using Nasdaq-100® Index Option is now $82,240 ($80,000 Index Option Base plus the 2.80% increase in Index Option Value). The Term End Date for this Index Option will be the second Income Benefit Anniversary.
On the first Income Benefit Anniversary, before applying daily transactions the Index Option Base in the Index Protection Strategy with Trigger is $19,858, and the Index Option Base in the Index Protection Strategy with Cap is $81,654. This means 19.56% (= $19,858 ÷ ($19,858 + $81,654)) of the Index Option Base is in the Index Protection Strategy with Trigger, and 80.44% (= $81,654 ÷ ($19,858 + $81,654)) of the Index Option Base is in the Index Protection Strategy with the Cap using the Nasdaq-100®.
The Index Protection Strategy with Trigger using the S&P 500® Index receives a 3.5% Performance Credit. The Index Protection Strategy with the Cap using the Nasdaq-100® Index is not locked and it does not receive a Performance Credit because this anniversary is not a Term End Date. The Index Protection Strategy with the Cap using the EURO STOXX 50® had a locked increase in Index Option Value of 2.80%.
Your annual maximum Income Payment on the first Income Benefit Anniversary will increase by 2.92% (= (3.5% x 19.56%) + (0% x 80.44%) + (80% x 2.80%)).

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix D

Appendix E – Previous Versions of Income Benefit and Income Multiplier Benefit
The benefit version identifier, for example (10.21), is located in your rider.
Income Benefit and Income Multiplier Benefit (10.21) was available from October 18, 2021 to October 3, 2022. Income Benefit and Income Multiplier Benefit (10.21) had an Income Payment waiting period of three Index Years, an income multiplier factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.00%	3.50%	3.20%	2.70%	0.25%
51	4.10%	3.60%	3.30%	2.80%	0.25%
52	4.20%	3.70%	3.40%	2.90%	0.25%
53	4.30%	3.80%	3.50%	3.00%	0.25%
54	4.40%	3.90%	3.60%	3.10%	0.25%
55	4.50%	4.00%	3.70%	3.20%	0.30%
56	4.60%	4.10%	3.80%	3.30%	0.30%
57	4.70%	4.20%	3.90%	3.40%	0.30%
58	4.80%	4.30%	4.00%	3.50%	0.30%
59	4.90%	4.40%	4.10%	3.60%	0.30%
60	5.00%	4.50%	4.20%	3.70%	0.35%
61	5.10%	4.60%	4.30%	3.80%	0.35%
62	5.20%	4.70%	4.40%	3.90%	0.35%
63	5.30%	4.80%	4.50%	4.00%	0.35%
64	5.40%	4.90%	4.60%	4.10%	0.35%
65	5.50%	5.00%	4.70%	4.20%	0.40%
66	5.60%	5.10%	4.80%	4.30%	0.40%
67	5.70%	5.20%	4.90%	4.40%	0.40%
68	5.80%	5.30%	5.00%	4.50%	0.40%
69	5.90%	5.40%	5.10%	4.60%	0.40%
70	6.00%	5.50%	5.20%	4.70%	0.45%
71	6.10%	5.60%	5.30%	4.80%	0.45%
72	6.20%	5.70%	5.40%	4.90%	0.45%
73	6.30%	5.80%	5.50%	5.00%	0.45%
74	6.40%	5.90%	5.60%	5.10%	0.45%
75	6.50%	6.00%	5.70%	5.20%	0.50%
76	6.60%	6.10%	5.80%	5.30%	0.50%
77	6.70%	6.20%	5.90%	5.40%	0.50%
78	6.80%	6.30%	6.00%	5.50%	0.50%
79	6.90%	6.40%	6.10%	5.60%	0.50%
80+	7.00%	6.50%	6.20%	5.70%	0.55%
Income Benefit and Income Multiplier Benefit (10.22) was available from October 4, 2022 to July 3, 2023. Income Benefit and Income Multiplier Benefit (10.22) had an Income Payment waiting period of one Index Year, an income multiplier

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix E

factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.70%	4.20%	3.40%	2.90%	0.25%
51	4.80%	4.30%	3.50%	3.00%	0.25%
52	4.90%	4.40%	3.60%	3.10%	0.25%
53	5.00%	4.50%	3.70%	3.20%	0.25%
54	5.10%	4.60%	3.80%	3.30%	0.25%
55	5.20%	4.70%	3.90%	3.40%	0.30%
56	5.30%	4.80%	4.00%	3.50%	0.30%
57	5.40%	4.90%	4.10%	3.60%	0.30%
58	5.50%	5.00%	4.20%	3.70%	0.30%
59	5.60%	5.10%	4.30%	3.80%	0.30%
60	5.70%	5.20%	4.40%	3.90%	0.35%
61	5.80%	5.30%	4.50%	4.00%	0.35%
62	5.90%	5.40%	4.60%	4.10%	0.35%
63	6.00%	5.50%	4.70%	4.20%	0.35%
64	6.10%	5.60%	4.80%	4.30%	0.35%
65	6.20%	5.70%	4.90%	4.40%	0.40%
66	6.30%	5.80%	5.00%	4.50%	0.40%
67	6.40%	5.90%	5.10%	4.60%	0.40%
68	6.50%	6.00%	5.20%	4.70%	0.40%
69	6.60%	6.10%	5.30%	4.80%	0.40%
70	6.70%	6.20%	5.40%	4.90%	0.45%
71	6.80%	6.30%	5.50%	5.00%	0.45%
72	6.90%	6.40%	5.60%	5.10%	0.45%
73	7.00%	6.50%	5.70%	5.20%	0.45%
74	7.10%	6.60%	5.80%	5.30%	0.45%
75	7.20%	6.70%	5.90%	5.40%	0.50%
76	7.30%	6.80%	6.00%	5.50%	0.50%
77	7.40%	6.90%	6.10%	5.60%	0.50%
78	7.50%	7.00%	6.20%	5.70%	0.50%
79	7.60%	7.10%	6.30%	5.80%	0.50%
80+	7.70%	7.20%	6.40%	5.90%	0.55%
Income Benefit and Income Multiplier Benefit (7.23) was available from July 4, 2023 to October 2, 2023. Income Benefit and Income Multiplier Benefit (7.23) had an Income Payment waiting period of one Index Year, an income multiplier

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix E

factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	5.00%	4.50%	3.70%	3.20%	0.25%
51	5.10%	4.60%	3.80%	3.30%	0.25%
52	5.20%	4.70%	3.90%	3.40%	0.25%
53	5.30%	4.80%	4.00%	3.50%	0.25%
54	5.40%	4.90%	4.10%	3.60%	0.25%
55	5.50%	5.00%	4.20%	3.70%	0.30%
56	5.60%	5.10%	4.30%	3.80%	0.30%
57	5.70%	5.20%	4.40%	3.90%	0.30%
58	5.80%	5.30%	4.50%	4.00%	0.30%
59	5.90%	5.40%	4.60%	4.10%	0.30%
60	6.00%	5.50%	4.70%	4.20%	0.35%
61	6.10%	5.60%	4.80%	4.30%	0.35%
62	6.20%	5.70%	4.90%	4.40%	0.35%
63	6.30%	5.80%	5.00%	4.50%	0.35%
64	6.40%	5.90%	5.10%	4.60%	0.35%
65	6.50%	6.00%	5.20%	4.70%	0.40%
66	6.60%	6.10%	5.30%	4.80%	0.40%
67	6.70%	6.20%	5.40%	4.90%	0.40%
68	6.80%	6.30%	5.50%	5.00%	0.40%
69	6.90%	6.40%	5.60%	5.10%	0.40%
70	7.00%	6.50%	5.70%	5.20%	0.45%
71	7.10%	6.60%	5.80%	5.30%	0.45%
72	7.20%	6.70%	5.90%	5.40%	0.45%
73	7.30%	6.80%	6.00%	5.50%	0.45%
74	7.40%	6.90%	6.10%	5.60%	0.45%
75	7.50%	7.00%	6.20%	5.70%	0.50%
76	7.60%	7.10%	6.30%	5.80%	0.50%
77	7.70%	7.20%	6.40%	5.90%	0.50%
78	7.80%	7.30%	6.50%	6.00%	0.50%
79	7.90%	7.40%	6.60%	6.10%	0.50%
80+	8.00%	7.50%	6.70%	6.20%	0.55%
Income Benefit and Income Multiplier Benefit (10.23) was available from October 3, 2023 to October 28, 2024. Income Benefit and Income Multiplier Benefit (10.23) had an Income Payment waiting period of one Index Year, an income

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix E

multiplier factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	5.20%	4.70%	3.90%	3.40%	0.25%
51	5.30%	4.80%	4.00%	3.50%	0.25%
52	5.40%	4.90%	4.10%	3.60%	0.25%
53	5.50%	5.00%	4.20%	3.70%	0.25%
54	5.60%	5.10%	4.30%	3.80%	0.25%
55	5.70%	5.20%	4.40%	3.90%	0.30%
56	5.80%	5.30%	4.50%	4.00%	0.30%
57	5.90%	5.40%	4.60%	4.10%	0.30%
58	6.00%	5.50%	4.70%	4.20%	0.30%
59	6.10%	5.60%	4.80%	4.30%	0.30%
60	6.20%	5.70%	4.90%	4.40%	0.35%
61	6.30%	5.80%	5.00%	4.50%	0.35%
62	6.40%	5.90%	5.10%	4.60%	0.35%
63	6.50%	6.00%	5.20%	4.70%	0.35%
64	6.60%	6.10%	5.30%	4.80%	0.35%
65	6.70%	6.20%	5.40%	4.90%	0.40%
66	6.80%	6.30%	5.50%	5.00%	0.40%
67	6.90%	6.40%	5.60%	5.10%	0.40%
68	7.00%	6.50%	5.70%	5.20%	0.40%
69	7.10%	6.60%	5.80%	5.30%	0.40%
70	7.20%	6.70%	5.90%	5.40%	0.45%
71	7.30%	6.80%	6.00%	5.50%	0.45%
72	7.40%	6.90%	6.10%	5.60%	0.45%
73	7.50%	7.00%	6.20%	5.70%	0.45%
74	7.60%	7.10%	6.30%	5.80%	0.45%
75	7.70%	7.20%	6.40%	5.90%	0.50%
76	7.80%	7.30%	6.50%	6.00%	0.50%
77	7.90%	7.40%	6.60%	6.10%	0.50%
78	8.00%	7.50%	6.70%	6.20%	0.50%
79	8.10%	7.60%	6.80%	6.30%	0.50%
80+	8.20%	7.70%	6.90%	6.40%	0.55%

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix E

Appendix F – Material Contract Variations by State and Issue Date
Your Contract is subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. In addition, not all features and benefits are approved in all states. All material state variations in the Contract are disclosed in this Appendix. If you would like more information regarding state specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.
Glossary
Your Contract may have different defined terms than the terms used in the body of this prospectus depending on when and where it was issued.
Crediting Method / Index Options	Availability Restrictions:
– Index Protection Strategy with Trigger was previously called the
Index Protection Strategy with DPSC
– Trigger Rate for the Index Protection Strategy with Trigger was previously called the Declared Protection Strategy Credit (DPSC)
– Performance Credit for the Index Protection Strategy with Trigger was previously called the DPSC
– Performance Credit for the Index Protection Strategy with Cap was previously called the Protection Credit
–  Trigger Rate for the Index Precision Strategy was previously called the Precision Rate

– For Contracts issued in Virginia, this terminology changed on May
13, 2024.
– For Contracts issued in New Jersey, this terminology changed on
December 11, 2023.
– For Contracts issued in Louisiana, Montana, and Wyoming, this terminology changed on July 10, 2023.
– For Contracts issued in Maryland, this terminology changed on May
15, 2023.
– For Contracts issued in all other states, this terminology changed on May 1, 2023.

Early Reallocation Availability Restrictions
For Contracts issued in Virginia, Early Reallocations first became available to Contracts issued on or after May 13, 2024. For Contracts issued in New Jersey, Early Reallocations first became available to Contracts issued on or after December 11, 2023. For Contracts issued in Maryland, Early Reallocations first became available to Contracts issued on or after May 15, 2023. For Contracts issued in Louisiana, Montana, and Wyoming, Early Reallocations first became available to Contracts issued on or after July 10, 2023. For Contracts issued in all other states, Early Reallocations first became available to Contracts issued on or after May 1, 2023.
Performance Locks for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap
Performance Locks are allowed for Index Protection Strategy with Trigger and Index Protection Strategy with Cap Index Options if the Contract Value is equal to zero for Contracts issued in Virginia before May 13, 2024. This was also available to Contracts issued in New Jersey before December 11, 2023; Contracts issued in Maryland before May 15, 2023; and to Contracts issued in Louisiana, Montana, and Wyoming before July 10, 2023. For Contracts issued in all other states, this was available to Contracts issued before May 1, 2023.
Alternate Instructions for Withdrawals
Alternate instructions for deductions of partial withdrawals (including investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract) are allowed for Contracts issued in Virginia before May 13, 2024. This was also available to Contracts issued in New Jersey before December 11, 2023; Contracts issued in Maryland before May 15, 2023; and to Contracts issued in Louisiana, Montana, and Wyoming before July 10, 2023. For Contracts issued in all other states, this was available to Contracts issued before May 1, 2023.
Contract Maintenance Charge
The waiver of the contract maintenance charge on a full withdrawal during the Accumulation Phase is not available to Contract issued before November 14, 2023. It is also not available to: Contracts issued in Missouri, and Nebraska; Contracts issued before May 13, 2024 in Virginia; Contracts issued before January 22, 2024 in Idaho, Indiana, Louisiana, Maryland, Montana, Nevada, and Wyoming; and Contracts issued before December 11, 2023 in New Jersey. For Contracts issued in all other states, this first became available on November 14, 2023.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix F

Crediting Method and/or Index Option Availability Restrictions
Crediting Method / Index Options	Availability Restrictions:
Index Dual Precision Strategy 1-year Term with 10% Buffer are available only to Contracts issued since November 14, 2023.
• Not available to Contracts issued before November 14, 2023.
• Not available to Contracts issued in Missouri before June 10, 2024.
• Not available to Contracts issued in Nebraska before September
16, 2024.
• Not available to Contracts issued in Virginia before May 13, 2024.
• Not available to Contracts issued in Idaho, Indiana, Louisiana,
Maryland, Montana, Nevada, and Wyoming before January 22,
2024.
• Not available to Contracts issued in New Jersey before December
11, 2023.
• For Contracts issued in all other states, this Crediting Method first became available to newly issued Contracts on November 14,
2023.

Index Dual Precision Strategy 1-year Term with 20% or 30% Buffer are available only to Contracts issued since May 1, 2024.
• Not available to Contracts issued before May 1, 2024.
• Not available to Contracts issued in Idaho and Missouri before June
10, 2024.
• Not available to Contracts issued in Nebraska before September
16, 2024.
• Not available to Contracts issued in Virginia before May 13, 2024.
• For Contracts issued in all other states, these first became available to newly issued Contracts on May 1, 2024.

Index Dual Precision Strategy 3-year Term with 10% or 20% Buffer are available only to Contracts issued since November 5, 2024.
• Not available to Contracts issued before November 5, 2024.
• Not available to Contracts issued in Virginia.
• For Contracts issued in all other states, these first became available to newly issued Contracts on November 5, 2024.

Index Dual Precision Strategy 6-year Term with 10% or 20% Buffer are available only to Contracts issued since November 5, 2024.
• Not available to Contracts issued before November 5, 2024.
• Not available to Contracts issued in Virginia.
• For Contracts issued in all other states, these first became available to newly issued Contracts on November 5, 2024.

Index Performance Strategy 1-year Term with 20% or 30% Buffer are available only to Contracts issued since November 14, 2023.
• Not available to Contracts issued before November 14, 2023.
• Not available to Contracts issued in Missouri before June 10, 2024.
• Not available to Contracts issued in Nebraska before September
16, 2024.
• Not available to Contracts issued in Virginia before May 13, 2024.
• Not available to Contracts issued in Idaho, Indiana, Louisiana,
Maryland, Montana, Nevada, and Wyoming before January 22,
2024.
• Not available to Contracts issued in New Jersey before December
11, 2023.
• For Contracts issued in all other states, these first became available to newly issued Contracts on November 14, 2023.

Index Performance Strategy 6-year Term with 20% Buffer are available only to Contracts issued since November 14, 2023.
• Not available to Contracts issued before November 14, 2023.
• Not available to Contracts issued in Missouri before June 10, 2024.
• Not available to Contracts issued in Nebraska before September
16, 2024.
• Not available to Contracts issued in Virginia before May 13, 2024.
• Not available to Contracts issued in Idaho, Indiana, Louisiana,
Maryland, Montana, Nevada, and Wyoming before January 22,
2024.
• Not available to Contracts issued in New Jersey before December
11, 2023.
• For Contracts issued in all other states, these first became available to newly issued Contracts on November 14, 2023.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix F

Other Material State Contract Variations
ISSUE STATE	FEATURE AND BENEFITS	VARIATION
California	Eligible Person(s) and Covered Person(s) See section 2
• We do not remove a person as an Eligible Person(s) or Covered Person(s)
following an assignment, ownership change, or Beneficiary change.
• If you are the sole individual Owner or a Joint Owner and select joint
Income Payments, you must designate an Owner to be a Covered Person.

Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the greater of Contract Value or Cash
Value.
• If you assign the Contract on or before the Income Benefit Date and as a result none of the Eligible Person(s) are an Owner (or Annuitant if the
Owner is a non-individual), Income Payments will not be available, but the Income Benefit and its associated rider fee will continue. Your only recourse is to restore an Eligible Person as an Owner by assigning or changing ownership.
• If you assign the Contract after the Income Benefit Date and a Covered
Person(s) who was previously an Owner no longer has that position, the
Income Benefit and any Income Payments may end even if the
Covered Person is still alive.

Free Look/Right to Examine Period See section 3
For Owners age 60 or older (or Annuitants age 60 or older for non-individually owned Contracts), we are required to allocate your initial
Purchase Payment to the AZL Government Money Market Fund during the
30 day free look period unless you specify otherwise on the appropriate form. If you want to immediately apply your Purchase Payment to the Index
Options you must opt out of this allocation. If you do not opt out of this allocation to the AZL Government Money Market Fund your Index Effective
Date cannot occur until the free look period has ended.

Income Multiplier Benefit See section 10
• Qualification for the portion of the benefit based on confinement for care requiring a stay in an eligible facility is not available.
• Qualification for the benefit is expanded to include requiring substantial supervision due to severe cognitive impairment.

When the Income Benefit Ends See section 10
The Income Benefit and any Income Payments end based on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse:
• continues the Contract, the Income Benefit and Income Payments end on
the earlier of the date of death of the surviving spouse, or last surviving
Covered Person.
• elects to receive payment of the death benefit, the Income Benefit ends on the Business Day we receive his or her Valid Claim.

This means if you assign the Contract after the Income Benefit Date,
Income Payments may end even if the Covered Person is still alive.

Connecticut	Income Multiplier Benefit See section 10	This benefit is not available.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix F

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Connecticut (continued)	Eligible Person(s) and Covered Person(s) See section 2	We do not remove a person as an Eligible Person(s) or Covered Person(s) following an assignment, ownership change, or Beneficiary Change.
Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We can only restrict assignments to settlement companies and institutional investors as described in your Contract.
• We do not change the Determining Life (Lives) following an assignment or ownership change.
• If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional
Death Benefit or Maximum Anniversary Value Death Benefit may not be
available and on the Owner’s death the Beneficiary(s) will only receive the greater of Contract Value or Cash Value.
• If you assign the Contract on or before the Income Benefit Date and as a result none of the Eligible Person(s) are an Owner (or Annuitant if the
Owner is a non-individual), Income Payments will not be available, but the Income Benefit and its associated rider fee will continue. Your only recourse is to restore an Eligible Person as an Owner by assigning or changing ownership.
• If you assign the Contract after the Income Benefit Date and a Covered
Person(s) who was previously an Owner (or Annuitant if the Owner is a non-individual) no longer has that position, the Income Benefit and any
Income Payments may end even if the Covered Person is still alive.

Florida	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the greater of Contract Value or Cash
Value.

Purchase Requirements See section 3
For Contracts issued before May 1, 2023, we can only decline a Purchase
Payment if it would cause total Purchase Payments to be more than $3 million, or if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).

	Free Look/Right to Examine Period See section 3	For Contracts issued on or after May 1, 2023, we cannot allocate your initial Purchase Payment to the AZL Government Money Market Fund during the free look period.
When Annuity Payments Begin See section 8
• For Contracts issued before May 1, 2023, the earliest acceptable Annuity
Date is the first Contract Anniversary.
• For Contracts issued on or after May 1, 2023, the earliest acceptable
Annuity Date is the first Index Anniversary.

Hawaii	Income Multiplier Benefit See section 10	This benefit is not available.
Maryland	Purchase Requirements See section 3	On the Issue Date, all Owners (or the Annuitant if the Owner is a non-individual) must be: • age 49 to 80, or • age 49 to 75 if you select the Maximum Anniversary Value Death Benefit.
	Income Multiplier Benefit See section 10	For Contracts issued on or after May 15, 2023, this benefit is not available.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix F

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Maryland (continued)	Maximum Anniversary Value Death Benefit See section 11	For Contracts issued on or after May 15, 2023, this optional benefit terminates on the Annuity Date rather than the Business Day before.
	Traditional Death Benefit Rider See section 11	For Contracts issued on or after May 15, 2023, the Traditional Death Benefit ends on the Annuity Date rather than the Business Day before.
Montana	Access to Your Money See section 7
If you take a partial withdrawal that reduces the Contract Value below
$2,000, we contact you and give you the option of modifying your withdrawal request. If we cannot reach you within seven days of our receipt of your request in Good Order at our Service Center, we process your request as a full withdrawal.

New Jersey	Joint Owner See section 2	We allow civil union partners to be Joint Owners.
	Determining Life (Lives) See section 2	We allow civil union partners to be joint Determining Lives.
Eligible Person(s) and Covered Person(s) See section 2
We allow civil union partners to be joint Eligible Persons and joint Covered
Persons. If at any time joint Eligible Persons or joint Covered Persons are no longer civil union partners you must send us written notice. If we receive notice on or before the Income Benefit Date, joint Income Payments will not be available to you. If we receive notice after the Income Benefit Date, we will remove one former civil union partner from the Contract as a Covered
Person and also as an Owner, Joint Owner, Annuitant and/or Beneficiary.

Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the greater of Contract Value or Cash
Value.

Purchase Requirements See section 3
• For Contracts issued on or before December 10, 2023: The maximum total Purchase Payments that we can accept is $3 million. We must decline a Purchase Payment if it would cause total Purchase Payments to be more than $3 million, or if it would otherwise violate the Purchase
Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).
• For Contracts issued on or after December 11, 2023: The maximum total Purchase Payments that we can accept is $10 million. We must decline a Purchase Payment if it would cause total Purchase Payments to be more than $10 million, or if it would otherwise violate the Purchase
Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).

Ohio	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the the greater of Contract Value or Cash
Value.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix F

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Pennsylvania	Income Multiplier Benefit See section 10
The requirement to begin confinement after the first Contract Anniversary in an eligible facility (a hospital, nursing facility, or assisted living facility) is at least 90 days provided each day of confinement is no more than 6 months after the previous day of confinement.

Texas	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the the greater of Contract Value or Cash
Value.

	Access to Your Money See section 7	We only treat a partial withdrawal that reduces the Contract Value below $2,000 as a full withdrawal if you have not made an additional Purchase Payment in the past two calendar years.
Income Multiplier Benefit See section 10
For Contracts issued before May 1, 2023, to qualify for a payment increase based on performance of ADLs, a Covered Person must have been able to perform each of these six ADLs on the Issue Date. There is no requirement this been done without substantial assistance.

Wisconsin	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the the greater of Contract Value or Cash
Value.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix F

Appendix G – Fund Available Under the Contract
The following includes information about the Fund available under the Contract. More information about the Fund is available in the Fund's prospectus, which may be amended from time to time and can be found online at www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to contact.us@allianzlife.com.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The Fund's past performance is not necessarily an indication of future performance.
Investment Objectives	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2023)
			1 Year	5 Years	10 Years
Current income consistent with stability of principal	AZL® Government Money Market Fund(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	0.87%	4.28%	1.32%	0.77%
(1)
The AZL® Government Money Market Fund’s annual expenses reflect a temporary fee reduction. Please see the AZL® Government Money Market Fund’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix G

Appendix H – Selected Financial Data and Statutory Financial Statements
Management’s Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)
The following discussion of our financial condition and results of operations should be read in conjunction with our statutory financial statements and notes to those statements included in this Appendix. The discussion and analysis in this Appendix includes certain forward-looking statements that are subject to risks, uncertainties and other factors, as described in “Risk Factors” and elsewhere in this prospectus, that could cause our actual growth, results of operations, performance, financial position and business prospects and opportunities in the remainder of 2024 and beyond to differ materially from those expressed in, or implied by, those forward-looking statements. See “Forward-Looking Statements.”
Unaudited Statutory Financial Statements as of June 30, 2024
The following unaudited statutory financial statements of Allianz Life Insurance Company of North America as of June 30, 2024 and unaudited statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023, as well as the related unaudited statutory statements of operations, capital and surplus and cash flow for the six month periods ended June 30, 2024 and June 30, 2023 are included in this Appendix.
Management’s Discussion and Analysis of Financial Condition and Results of Operations (For the 12 month period ending December 31, 2023)
The following discussion of our financial condition and results of operations should be read in conjunction with our statutory financial statements and notes to those statements included in this Appendix. The discussion and analysis in this Appendix includes certain forward-looking statements that are subject to risks, uncertainties and other factors, as described in “Risk Factors” and elsewhere in this prospectus, that could cause our actual growth, results of operations, performance, financial position and business prospects and opportunities in 2024 and beyond to differ materially from those expressed in, or implied by, those forward-looking statements. See “Forward-Looking Statements.”
Statutory Financial Statements as of December 31, 2023
The statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 included in this Appendix H have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 45 South Seventh Street, Suite 3400, Minneapolis, MN.

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
Appendix H

Part I

Item 11(f).
Selected Financial Data
(dollars in millions, unless otherwise stated)
The following table sets forth the Company’s selected historical financial data. The selected financial data has been derived from the Statutory Financial Statements included elsewhere in this prospectus, and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s Statutory Financial Statements.
These historical results are not necessarily indicative of results to be expected for any future period.

	Period ended
Selected income data	June 30, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Premium and annuity considerations*	$9,558	17,633	14,427	14,291	10,542
Net investment income	2,494	4,822	4,544	4,866	4,864
Ceded reinsurance reserve and expense adjustments	(726)	(1,535)	(545)	639	(45)
Fees from separate accounts	222	436	488	574	567
Other income	97	248	(503)	(32)	694
Total income	11,645	21,604	18,411	20,338	16,622
Policyholder benefits and surrenders	8,213	12,444	8,499	10,876	10,343
Change in aggregate reserves	377	3,482	3,113	4,316	2,465
General and administrative and commission	1,389	2,682	2,236	2,195	1,739
Net transfers to separate accounts	961	834	1,732	2,424	1,460
Total benefits and other expenses	10,940	19,442	15,580	19,811	16,007
Income tax expense (benefit)	268	574	(2)	1,091	18
Net realized capital gain (loss)	680	(797)	(1,986)	1,856	142
Net income	$1,117	791	847	1,292	739
Capital and Surplus:
Change in unrealized capital (loss) gain	(594)	522	(516)	(142)	(61)
Dividends to parent	(500)	(500)	(4,100)	(900)	(750)
Other change in capital & surplus	(29)	(294)	(421)	2,794	(220)
Net change in capital & surplus	$(6)	519	(4,190)	3,044	(292)
*Includes premiums and annuity and supplementary contract considerations.

	As of
Selected balance sheet data	June 30, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Total cash and invested assets	$119,801	121,141	115,664	122,829	125,229
Investment income due and accrued	1,488	1,471	1,273	947	1,040
Other admitted assets	3,008	2,473	1,684	1,480	1,218
Separate account assets	59,334	52,781	43,502	48,279	45,901
Total admitted assets	183,631	177,866	162,123	173,535	173,388
Total policyholder liabilities	106,750	107,892	105,368	103,933	109,353
Other liabilities	10,519	10,159	6,738	10,618	10,473
Separate account liabilities	59,334	52,781	43,502	48,279	45,901
Total liabilities	176,603	170,832	155,608	162,830	165,727
Total capital and surplus	$7,028	7,034	6,515	10,705	7,661

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Item 11(h).
Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion and analysis provides an assessment by management of the Company’s financial condition as of June 30, 2024, compared with December 31, 2023, and its results of operations for the six months ended June 30, 2024 and 2023, respectively. The information contained herein should be read in conjunction with the June 30, 2024 unaudited Statutory Financial Statements, the financial statements, notes, exhibits and schedules in the 2023 Annual Statement and the December 31, 2023 audited Statutory Financial Statements of the Company. Amounts are presented on a non-consolidated basis in accordance with Statutory Accounting Principles (SAP).
Forward-looking Statements
This report reviews the Company’s financial condition and results of operations. Where appropriate, factors that may affect future financial performance are also identified and discussed. Certain statements made in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts, and may contain words like “believe”, “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “plan”, “will”, “shall”, “may”, and other words, phrases or expressions with similar meaning. Forward-looking statements are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on forward-looking statements as a prediction of actual results. The Company undertakes no obligation to update publicly or revise any forward-looking statements.
Company Overview
Allianz Life is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a subsidiary of Allianz Europe, B.V.. Allianz Europe, B.V. is a wholly owned subsidiary of Allianz SE, the Company’s ultimate parent, which is incorporated in Munich, Germany. The Company is a life insurance company domiciled in the State of Minnesota and is licensed to sell insurance products in all U.S. states, except New York, several U.S. territories, and Canada. The Company offers a portfolio of individual fixed-indexed annuities, variable-indexed annuities, and individual ordinary fixed-indexed universal life (FIUL) products. The Company’s products are either sold through licensed independent agents contracted with a field marketing organization or insurance agency, or licensed registered representatives contracted with a broker/dealer. The Company also maintains a closed portfolio of fixed and variable annuities, individual and group long-term care (LTC) and group life, annuity and accident and health policies, and does not actively issue new policies related to these products.
The Company has organized its principal operations into the following segments: Individual Annuities, Life, and Legacy.
Individual Annuities
The Individual Annuities segment provides tax-deferred investment growth and lifetime income opportunities for our customers through fixed, fixed-indexed, variable-indexed and variable products. The “fixed” and “variable” classifications describe whether we or the contractholders bear the investment risk of the assets supporting the contract. We are one of the largest sellers of fixed-indexed and variable-indexed products. Fixed and variable annuities provide for both asset accumulation and asset distribution needs. Our Individual Annuity products are sold through both independent distribution channels made up of agents and registered representatives.
Fixed annuities provide guarantees related to the preservation of principal and interest credited. In 2024, sales of our fixed-indexed annuity products were lower than the prior year due to strong 2023 sales for the Allianz Benefit Control® product due to a sales promotion in the first half of 2023.
Variable annuities allow the contractholder to make deposits into various investment options and also have unique product features that allow for guaranteed minimum income benefits, guaranteed minimum accumulation benefits, guaranteed minimum death benefits, and guaranteed minimum withdrawal benefits. The variable annuity products with guaranteed minimum benefits which provide a minimum return based on their initial deposit may be increased by additional deposits, bonus amounts, or other account crediting features. The income and accumulation benefits shift a portion of the investment risk from the contractholder back to the Company.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

The Company's variable annuity sales strategy is focused on variable-indexed annuity products, which combines a separate account option with a general account option that is similar to a fixed-indexed annuity. In 2024, sales of variable-indexed annuities were higher than the prior year due to stronger sales for the Index Advantage Income® product driven by competitive product features and the market environment.
The Company discontinued selling traditional variable annuities and fixed annuities and the business is in run-off, however, in-force contracts are material and thus reported within the Individual Annuities segment.
Life
Our life insurance products provide flexibility and control over a person’s assets, providing the assurance that the beneficiaries will be protected after the insured is gone and, in certain cases, to add cash value accumulation potential. The sales focus of our Life segment is our FIUL insurance products. Deposits are credited to an account maintained for the policyholder. Our individual life products are sold through independent distribution channels made up of agents and registered representatives. The Life business has continued to grow for the last several years and was driven by a strong product proposition.
Legacy
The Legacy business consists of closed blocks of LTC and Special Markets products. The Special Markets products include individual and group annuity and life products, including universal life and term life insurance. Although Legacy products are part of the total results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers. The Company enters into reinsurance agreements to manage risk resulting from businesses we have chosen to exit. The performance of these product lines is not material enough to warrant discussion as separate operating segments.
Income and Expense Allocation
We maintain segregated investment portfolios for the Company but do not maintain segregated portfolios for each segment. All net investment income and other Corporate income and expense activity is allocated to the segments. Assets are only monitored at the total Company level, and as such, asset disclosures by segment are not included herein.
Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder statutory reserve levels. The results of our segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on estimated required capital levels for each segment.
Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of SAP, without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements.
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of June 30, 2024, and December 31, 2023 and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.

Adoption of New Financial Accounting Standards
See Note 2 – “Summary of Significant Accounting Policies” of the Company’s June 30, 2024 unaudited Statutory Financial Statements in this prospectus for information related to recent accounting pronouncements.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Application of Critical Accounting Policies
Our accounting policies require management to make interpretative and valuation judgments and to make estimates based upon assumptions that affect the amounts of assets, liabilities, revenues, and expenses reported in our Statutory Financial Statements. Because the use of assumptions and estimates inherently entails uncertainty, the effects of accounting policies under different conditions could produce results that are significantly different. A discussion of the presentation of the business factors that affect critical accounting policies can be found in Note 2 of the accompanying Statutory Financial Statements and are summarized below.
Accounting for Investments
Investment valuation and presentation are determined to be in accordance with methods prescribed by the NAIC. See Note 3 and 4 of the June 30, 2024 unaudited Statutory Financial Statements for additional information regarding the portfolio and fair value of investments.
Derivatives
See Note 3 and 4 of the June 30, 2024 unaudited Statutory Financial Statements for additional information regarding our derivatives and hedging instruments.
Reinsurance
See Note 6 of the June 30, 2024 unaudited Statutory Financial Statements for additional information regarding reinsurance agreements we have entered into during the six months ended June 30, 2024 to manage insurance risk.
Income Taxes
See Note 5 of the June 30, 2024 unaudited Statutory Financial Statements for a reconciliation of the federal income tax rate to the actual effective rate.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Results of Operations

	Six months ended June 30,		Increase (decrease) and % change
	2024	2023	2024 - 2023
Income:
Premium and annuity considerations*	$9,558	9,156	$402	4.4%
Net investment income	2,494	2,310	184	8.0
Ceded reinsurance reserve and expense adjustments	(726)	(745)	19	2.6
Fees from separate accounts	222	222	—	—
Other income	97	141	(44)	(31.2)
Total income	11,645	11,084	561	5.1
Benefits and other expenses:
Policyholder benefits and surrenders	8,213	5,752	2,461	42.8
Change in aggregate reserves	377	2,917	(2,540)	(87.1)
General and administrative and commission	1,389	1,351	38	2.8
Net transfers to separate accounts	961	208	753	362.0
Total benefits and other expenses	10,940	10,228	712	7.0
Pretax income (loss)	705	856	(151)	(17.6)
Income tax expense (benefit)	268	394	(126)	(32.0)
Net realized capital gain (loss)	680	(194)	874	450.5
Net income	$1,117	268	$849	316.8%
Capital and Surplus:
Change in unrealized capital (loss) gain	$(594)	408	$(1,002)	(245.6)
Dividends to parent	(500)	(175)	(325)	(185.7)
Other change in capital & surplus	(29)	(87)	58	66.7
Net change in capital & surplus	$(6)	414	$(420)	(101.4)%
*Includes premiums and annuity and supplementary contract considerations.
Six Months Ended June 30, 2024 Compared to Six Months Ended June 30, 2023
Overview
The decrease in capital and surplus was primarily driven by dividends paid to our parent company, offset favorably by spread margin from Fixed-indexed annuities, and impacts from positive equity markets.
Income
•Premium and annuity considerations: The Individual Annuities segment premium and annuity considerations increased primarily due to stronger sales for the Index Advantage Income® product driven by competitive product features and the market environment, partially offset by lower fixed-indexed annuity premium. The Life segment increased as a result of first year and renewal premiums on Life Pro Plus Advantage® due to a growing block of business.
•Net investment income: Net investment income increased primarily due to growth in both the Individual Annuities and Life segments and higher yielding assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments decreased primarily due to ceded Modco activity including reserves, investment income, option values and realized gains & losses.
•Fees from separate accounts: Fees from separate accounts remained steady due to stable separate account assets on the traditional variable annuity block of business.
•Other income: Other income decreased primarily due to a decrease in derivative income on interest rate swaps that hedge changes in cash flows for variable annuities, primarily driven by an increase in interest rates.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in surrenders within both the Individual Annuity and Life segments.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

•Change in aggregate reserves: Change in aggregate reserves decreased in the Individual Annuities segment primarily due to a decrease in reserves due to an increase in surrenders.
•General and administrative and commission: General, administrative and commission expense increased primarily due to an increase in commissions expense as a result of higher premium from the sale of variable-indexed annuities in the Individual Annuity segment and from the Life segment.
•Net transfers to separate accounts: Net transfers to separate accounts are driven by new premium and offset by contractholder withdrawals, and increased due to increased variable-indexed premium in the Individual Annuities segment.
•Income tax expense (benefit): There is a federal income tax expense in 2024 due to impacts from realized and unrealized gains on derivatives hedging liabilities in the Company's Individual Annuity and Life segments.
•Net realized capital gain (loss): Net realized capital gains increased due to gains on derivatives hedging fixed-indexed annuities and life products, partially offset by losses on derivatives hedging variable products as a result of an increase in equity markets.
Capital and Surplus
•Change in unrealized capital (loss) gain: Unrealized capital losses are primarily due to losses on derivatives used to hedge product liabilities on fixed-indexed products in the Individual Annuities segment and the Life segment, partially offset by gains on derivatives hedging variable-indexed annuities in the Individual Annuities segment.
•Dividends: Dividends of $500 were paid to the parent in 2024.
•Other change in capital and surplus: Other change in capital and surplus is increased due to a decrease in net deferred income tax.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Individual Annuities
Segment Results of Operations

	Six months ended June 30,		Increase (decrease) and % change
	2024	2023	2024 - 2023
Income:
Premium and annuity considerations*	$8,662	8,282	$380	4.6%
Net investment income	2,208	2,053	155	7.5
Ceded reinsurance reserve and expense adjustments	(724)	(748)	24	3.2
Fees from separate accounts	222	222	—	—
Other income	92	138	(46)	(33.3)
Total income	10,460	9,947	513	5.2
Benefits and other expenses:
Policyholder benefits and surrenders	7,929	5,542	2,387	43.1
Change in aggregate reserves	(425)	2,092	(2,517)	(120.3)
General and administrative and commission	1,149	1,116	33	3.0
Net transfers to separate accounts	961	208	753	362.0
Total benefits and other expenses	9,614	8,958	656	7.3
Pretax income	846	989	(143)	(14.5)
Income tax expense (benefit)	322	456	(134)	(29.4)
Net realized capital gain (loss)	425	(230)	655	284.8
Net income	$949	303	$646	213.2%
Capital and Surplus:
Change in unrealized capital (loss) gain	$(489)	292	$(781)	(267.5)%
Other change in capital & surplus	(29)	(98)	69	70.4
Net change in capital & surplus	$431	497	$(66)	(13.3)%
*Includes premiums and annuity and supplementary contract considerations.
Selected Operating Performance Measures

	Six months ended June 30,		Increase (decrease) and % change
	2024	2023	2024 - 2023
Individual Annuities
Deposits	$9,300	8,812	$488	5.5%
Inforce	154,800	144,704	10,096	7.0
Deposits and inforce amounts in the table above are for direct and assumed business. Deposits reflect amounts collected on both new and renewal business. Inforce represents account values of the annuity. In 2024, sales of variable-indexed annuities were higher than the prior year due to stronger sales for the Index Advantage Income® product driven by competitive product features and the market environment.
Change in Key Market Factors
Our Individual Annuities segment is impacted by various market impacts and movements which are summarized below:

	Six months ended June 30,		% change
	2024	2023	2024 - 2023
Stock Index
S&P 500	14.48%	15.91%	(1.43)%
NASDAQ 100	16.98%	38.75%	(21.77)%
BUDBI	5.14%	5.06%	0.08%
BUDBI II	1.13%	4.82%	(3.69)%

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

	Six months ended June 30,		Basis point (bps) change
	2024	2023	2024 - 2023
Interest Rates
Swap rate - 10 year	3.93%	3.84%	9 bps
Swap rate - 20 year	3.90%	3.72%	18 bps
Six Months Ended June 30, 2024 Compared to Six Months Ended June 30, 2023
Overview
The Individual Annuities segment net increase in capital and surplus was favorable, but lower compared to prior year primarily driven by spread margin from Fixed-indexed annuities, and impacts from less positive equity markets.
Income
•Premium and annuity considerations: Premium and annuity considerations increased primarily due to stronger sales for the Index Advantage Income® product driven by competitive product features and the market environment, partially offset by lower fixed-indexed annuity premium.
•Net investment income: Net investment income increased primarily due to growth in the fixed-indexed and variable-indexed annuity blocks of business and higher yielding assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments decreased primarily due to ceded Modco activity including reserves, investment income, option values and realized gains & losses.
•Fees from separate accounts: Fees from separate accounts remained steady due to stable separate account assets on the traditional variable annuity block of business.
•Other income: Other income decreased primarily due to a decrease in derivative income on interest rate swaps that hedge changes in cash flows for variable annuities, primarily driven by an increase in interest rates.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in surrenders on both the fixed and variable annuity lines of business.
•Change in aggregate reserves: Change in aggregate reserves decreased primarily due to a decrease in reserves due to an increase in surrenders.
•General and administrative and commission: General, administrative and commission expense increased primarily due to an increase in commission expense as a result of higher premium from the sale of variable-indexed annuities.
•Net transfers to separate accounts: Net transfers to separate accounts is driven by new premium and offset by contractholder withdrawals, and increased due to increased variable-indexed premium.
•Net realized capital gain (loss): Net realized capital gains increased due to gains on derivatives hedging fixed-indexed annuities, partially offset by losses on derivatives hedging variable products as a result of an increase in equity markets.
•Income tax expense (benefit): Income tax expense decrease is driven by the pre-tax items discussed above and is allocated to segments based on the Company's effective rate.
Capital and Surplus
•Change in unrealized capital (loss) gain: Unrealized capital losses are primarily due to losses on derivatives used to hedge product liabilities on fixed-indexed annuities, partially offset by gains on derivatives hedging variable-indexed annuities.
•Other change in capital and surplus: Other change in capital and surplus is increased due to a decrease in net deferred income tax.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Life
Segment Results of Operations

	Six months ended June 30,		Increase (decrease) and % change
	2024	2023	2024 - 2023
Income:
Premium and annuity considerations	$804	785	$19	2.4%
Net investment income	204	176	28	15.9
Ceded reinsurance reserve and expense adjustments	3	(1)	4	400.0
Other income	3	2	1	50.0
Total income	1,014	962	52	5.4
Benefits and other expenses:
Policyholder benefits and surrenders	204	144	60	41.7
Change in aggregate reserves	701	709	(8)	(1.1)
General and administrative and commission	219	215	4	1.9
Total benefits and other expenses	1,124	1,068	56	5.2
Pretax (loss) income	(110)	(106)	(4)	(3.8)
Income tax (benefit) expense	(42)	(49)	7	14.3
Net realized capital gain	242	33	209	633.3
Net income (loss)	$174	(24)	$198	825.0%
Capital and Surplus:
Change in unrealized capital (loss) gain	$(103)	116	$(219)	(188.8)%
Other change in capital & surplus	—	8	(8)	(100.0)
Net change in capital & surplus	$71	100	$(29)	(29.0)%
Selected Operating Performance Measures

	Six months ended June 30,		Increase (decrease) and % change
	2024	2023	2024 - 2023
Life
First year and renewal premiums	$841	821	$20	2.4%
Inforce	92,179	87,846	4,333	4.9
First year and renewal premiums and inforce amounts in the table above are for direct and assumed business. Inforce amounts represent life insurance inforce on our FIUL business and certain universal life, and term life business. The continued increase in first year and renewal premiums in 2024 is a result of continued product enhancements and overall strong product proposition. The movement of in-force, year over year, is primarily driven by policyholder activity. Increases are driven by new business, and decreases are driven by policyholder charges, surrenders, and claims.
Six Months Ended June 30, 2024 Compared to Six Months Ended June 30, 2023
Overview
The Life segment net change in capital and surplus was favorable, but decreased compared to the prior year primarily due to net changes in derivatives driven by less favorable equity markets, and increased surrender and death benefits.
Income
•Premium and annuity considerations: Premiums and annuity considerations increased as a result of first year and renewal premiums on Life Pro+ ® Advantage due to a growing block of business.
•Net investment income: Net investment income increased primarily due to an increase in Life average invested assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased slightly as a result of ceded modified coinsurance reserves on certain Life products.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in surrender and death claim activity on a growing block of business.
•Change in aggregate reserves: Change in aggregate reserves decreased slightly due to the growth in surrenders outpacing the growth in premium.
•General and administrative and commission: General and administrative and commission expense increased primarily due to an increase in first year and renewal commissions which is consistent with premium production, as well as an increase in allocated expenses.
•Income tax (benefit) expense: Income tax (benefit) expense is driven by the pre-tax items discussed above and is allocated to segments based on the Company's effective rate.
•Net realized capital gain: Net realized capital gain increased due to gains on derivatives used to hedge policyholder liabilities as a result of positive equity markets in the first half of 2024.
Capital and Surplus
•Change in unrealized capital (loss) gain: Change in unrealized capital loss increased due to losses on derivatives used to hedge Life policyholder liabilities.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Legacy
Segment Results of Operations

	Six months ended June 30,		Increase (decrease) and % change
	2024	2023	2024 - 2023
Income:
Premium and annuity considerations	$92	89	$3	3.4%
Net investment income	82	81	1	1.2
Ceded reinsurance reserve and expense adjustments	(6)	3	(9)	(300.0)
Other income	1	1	—	—
Total income	169	174	(5)	(2.9)
Benefits and other expenses:
Policyholder benefits and surrenders	80	67	13	19.4
Change in aggregate reserves	101	116	(15)	(12.9)
General and administrative and commission	21	20	1	5.0
Net transfers to (from) separate accounts	—	—	—	NM**
Total benefits and other expenses	202	203	(1)	(0.5)
Pretax (loss) income	(33)	(29)	(4)	(13.8)
Income tax (benefit) expense	(12)	(13)	1	7.7
Net realized capital gain	13	3	10	333.3
Net loss	$(8)	$(13)	$5	38.5%
Capital and Surplus:
Change in unrealized capital (loss) gain	$(2)	—	$(2)	NM**
Other change in capital & surplus	—	3	(3)	(100.0)
Net change in capital & surplus	$(10)	(10)	$—	—%
**NM - Not meaningful
Selected Operating Performance Measures

	Six months ended June 30,		Increase (decrease) and % change
	2024	2023	2024 - 2023
Legacy Products
Gross premiums written	$142	138	$4	2.9%
Inforce	2,151	2,320	(169)	(7.3)
Gross premiums written in the table above are for direct and assumed business and reflect premiums collected on renewal business. There are no new premiums as these are closed blocks of business. Gross premiums written remained relatively consistent in 2024 and 2023 with small movements due to assumed premium and policy rate increases outpacing decrements within LTC products. Inforce amounts represent gross life insurance within our Special Markets products. The continued decline in inforce volume is attributable to the Legacy segment being a closed block of business.
Six Months Ended June 30, 2024 Compared to Six Months Ended June 30, 2023
Overview
The Legacy segment unfavorable change in capital and surplus is consistent with prior year and is driven by higher policyholder benefits and surrenders, partially offset by a decrease in premium deficiency reserves.
Income
•Premium and annuity considerations: Premium increased driven by assumed premium and policy rate increases outpacing decrements within LTC products.
•Net investment income: Net investment income increased slightly driven by growth in LTC reserves on the aging block of business and higher allocated yields.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased driven by higher paid claims on the LTC block of business.
•Change in aggregate reserves: Change in aggregate reserves decreased driven by a decrease in premium deficiency reserves.
•General and administrative and commission: Expenses increased slightly due to an increase in third-party administrative expenses on LTC.
•Income tax (benefit) expense: Income tax (benefit) expense is driven by the pre-tax items discussed above and is allocated to segments based on the Company's effective rate.
Dividends

	Six months ended June 30,		Increase (decrease) and % change
	2024	2023	2024 - 2023
Capital and Surplus:
Dividends to parent	$(500)	(175)	$325	185.7%
We are required to meet minimum statutory capital and surplus requirements. Our statutory capital and surplus as of June 30, 2024 and 2023, were in compliance with these requirements. The maximum amount of ordinary dividends that can be paid by Minnesota insurance companies to the stockholder without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its prior year-end statutory surplus, or the net gain from operations before net realized capital gain of the insurer for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $1,587 can be paid in 2024 without prior approval of the Commissioner of Commerce.
Financial Condition
Investment Strategy
Our investment strategy focuses on diversification by asset class. We seek to achieve economic diversification, while limiting overall credit and liquidity risks. We attempt to mitigate these credit and liquidity risks by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. We also consider all relevant objective information available in estimating the cash flows related to structured securities. We actively monitor and manage exposures, and determine whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by our risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management. We also have an asset-liability management strategy to align cash flows and duration of the investment portfolio with contractholder liability cash flows and duration.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

The following table presents the investment portfolio at June 30, 2024 and December 31, 2023:

	2024		2023
	Carrying value	% of total	Carrying value	% of total
Bonds	$86,884	72.5%	$89,197	73.6%
Stocks	331	0.3	323	0.3
Investment in subsidiaries	1,457	1.2	1,442	1.2
Mortgage loans on real estate	17,944	15.0	18,115	15.0
Real estate	99	0.1	92	0.1
Cash and cash equivalents	3,692	3.0	3,431	2.8
Policy loans	667	0.6	509	0.4
Derivative assets	3,992	3.3	3,278	2.7
Other invested assets	4,735	4.0	4,754	3.9
Total cash and invested assets	$119,801	100.0%	$121,141	100.0%
Bonds
Refer to Note 3 of the June 30, 2024 unaudited Statutory Financial Statements for information regarding the nature of our portfolio of bonds. The tables below presents the NAIC rating for the Company's bond portfolio at June 30, 2024 and December 31, 2023:

	2024
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$43,919	55.9%	$48,614	56.0%
2	32,692	41.6	36,214	41.7
Investment grade	76,611	97.5%	84,828	97.7%
3	1,538	2.1	1,622	1.9
4	307	0.4	367	0.4
5	31	—	38	—
6	29	—	29	—
Below investment grade	1,905	2.5	2,056	2.3
Total	$78,516	100.0%	$86,884	100.0%

	2023
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$46,990	57.2%	$50,969	57.1%
2	33,518	40.8	36,377	40.9
Investment grade	80,508	98.0	87,346	98.0
3	1,349	1.6	1,434	1.6
4	304	0.4	348	0.4
5	33	—	40	—
6	29	—	29	—
Below investment grade	1,715	2.0	1,851	2.0
Total	$82,223	100.0%	$89,197	100.0%

Sub-prime and Alt-A Mortgage Exposure
Sub-prime lending is the origination of loans to customers with weaker credit profiles. Due to the high quality of our mortgage-backed securities, and the lack of sub-prime loans in the securities, we do not have a material exposure to sub-prime or Alt-A mortgages in those holdings. Alt-A loans are defined as any security backed by residential mortgage collateral which is not clearly identifiable as prime or sub-prime.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Commercial Mortgage-backed, Asset-backed, and Residential Mortgage-backed Securities
Commercial mortgage-backed securities (CMBS) represent pools of commercial mortgages that are broadly diversified across property types and geographical areas. The following table summarizes our exposure to CMBS holdings by NAIC class and vintage year as of June 30, 2024 and December 31, 2023:

	2024
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$3,232	99.8%	2024	$23	0.7%
2	2	0.1	2023	198	6.1
3	1	0.1	2022	108	3.3
4	—	—	2021	468	14.5
5	—	—	2020 and prior	2,438	75.4
6	—	—		$3,235	100.0%
	$3,235	100.0%

	2023
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$4,084	100.0%	2023	$209	5.1%
2	2	—	2022	105	2.6
3	1	—	2021	599	14.7
4	—	—	2020	205	5.0
5	—	—	2019 and prior	2,969	72.6
6	—	—		$4,087	100.0%
	$4,087	100.0%
Asset backed security (ABS) holdings consist primarily of aircraft leases, credit card receivables and other asset-backed securities that meet specific criteria, such as credit quality, insurance requirements, or other limits.
The following table summarizes our exposure to other ABS holdings by NAIC class and vintage year as of June 30, 2024 and December 31, 2023:

	2024
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$7,981	82.2%	2024	$1,281	13.2%
2	1,409	14.5	2023	2,679	27.6
3	151	1.6	2022	1,728	17.8
4	118	1.2	2021	2,575	26.5
5	27	0.3	2020 and prior	1,449	14.9
6	26	0.3		$9,712	100.0%
	$9,712	100.0

	2023
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$8,491	79.9%	2023	$2,812	26.4%
2	1,836	17.3	2022	2,271	21.4
3	145	1.4	2021	3,219	30.3
4	94	0.9	2020	613	5.8
5	30	0.3	2019 and prior	1,707	16.1
6	26	0.2		$10,622	100.0%
	$10,622	100.0%

Non-agency residential mortgage-backed securities (NA RMBS) are backed by pools of residential mortgage loans made to non-prime borrowers, diversified across geographies.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

The following table summarizes our exposure to NA RMBS holdings by NAIC class and vintage year as of June 30, 2024 and December 31, 2023:

	2024
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$132	84.1%	2024	$—	—%
2	3	1.9	2023	—	—
3	4	2.5	2022	—	—
4	7	4.5	2021	—	—
5	9	5.7	2020 and prior	157	100.0
6	2	1.3		$157	100.0%
	$157	100.0%

	2023
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$141	84.4%	2023	$—	—%
2	6	3.6	2022	—	—
3	1	0.6	2021	—	—
4	8	4.8	2020	—	—
5	9	5.4	2019 and prior	167	100.0
6	2	1.2		$167	100.0%
	$167	100.0%
Unrealized investment losses on bonds, for investment grade (NAIC classes 1-2) and below investment grade (NAIC classes 3-6) securities by duration are as follows at June 30, 2024 and December 31, 2023:

	2024
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below carrying value	$298	3.3%	$11	0.1%
More than twelve months below carrying value	8,464	94.8	160	1.8
Total	$8,762	98.1%	$171	1.9%

	2023
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below carrying value	$154	1.9%	$9	0.1%
More than twelve months below carrying value	7,611	96.1	154	1.9
Total	$7,765	98%	$163	2.0%

See Note 3 of the June 30, 2024 unaudited Statutory Financial Statements for additional disclosures in regards to unrealized investment losses on bonds.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Other-than-temporary impairments, by market sector, for impairments included in the Statutory Statements of Operations, were as follows at June 30, 2024 and 2023:

	2024		2023
	Impairment	No. of Securities	Impairment	No. of Securities
Foreign governments	$—	—	$—	1
Corporate securities	—	—	56	39
Partnerships	—	1	—	1
Commercial Mortgage Loans	32	3	—	1
Total	$32	4	$56	42
Refer to Note 4 of the June 30, 2024 unaudited Statutory Financial Statements for information regarding the fair value and fair value hierarchy level of our financial instruments.
Mortgage Loans on Real Estate
See Note 3 of the June 30, 2024 unaudited Statutory Financial Statements and Schedules for information regarding Mortgage Loans on Real Estate.
Loan-to-value (LTV) and debt service coverage (DSC) ratios are common measurements used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at the time of origination, is the percentage of the loan amount relative to the value of the underlying property. The DSC ratio, based upon the most recently received financial statements from the debtor, is calculated as the amount of the property’s net income divided by the debt service payments.
See Note 3 of the June 30, 2024 unaudited Statutory Financial Statements for additional information relating to LTV and DSC ratios.
Properties collateralizing mortgage loans are geographically dispersed throughout the United States as follows at June 30, 2024 and December 31, 2023:

	2024		2023
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Commercial mortgage loans by region
East North Central	$1,307	8.1%	$1,408	8.6%
East South Central	569	3.5	561	3.4
Middle Atlantic	1,454	9.0	1,384	8.5
Mountain	1,900	11.8	1,849	11.4
New England	598	3.7	603	3.8
Pacific	4,276	26.5	4,397	27.0
South Atlantic	3,469	21.5	3,518	21.6
West North Central	1,049	6.5	1,045	6.4
West South Central	1,519	9.4	1,516	9.3
Total commercial mortgage loans	16,141	100.0%	16,281	100.0%

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

	2024		2023
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Residential mortgage loans by region
East North Central	$129	7.2%	$133	7.2%
East South Central	35	1.9	35	1.9
Middle Atlantic	414	23.0	424	23.1
Mountain	164	9.1	168	9.2
New England	104	5.8	106	5.9
Pacific	572	31.6	584	31.8
South Atlantic	277	15.4	266	14.5
West North Central	10	0.6	11	0.6
West South Central	98	5.4	107	5.8
Total residential mortgage loans	1,803	100.0%	1,834	100.0%
Properties collateralizing commercial mortgage loans are diversified by property type are as follows June 30, 2024 and December 31, 2023:

	2024		2023
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Mortgage loans by property type
Industrial	$3,109	19.3%	$3,169	19.5%
Retail	2,301	14.3	2,325	14.3
Office	4,309	26.7	4,587	28.2
Apartments	6,422	39.7	6,200	38.0
Total	$16,141	100.0%	$16,281	100.0%

Liquidity and Capital Resources
Overview
The Company’s liquidity requirements are generally met through funds provided by investment income, receipt of insurance premiums, M&E fees and benefit rider income, maturities and sales of investments, reinsurance recoveries, and capital contributions from Allianz SE, as needed.
The Company has access to funding through securities lending under which the Company lends bonds and receives cash collateral and short term securities in an amount in excess of the fair value of the securities loaned.
The Company is a member of the Federal Home Loan Bank (FHLB) of Des Moines, which provides access to collateralized borrowings.  Funding from the FHLB is collateralized with bonds from the Company’s general account investment portfolio.
Reinsurance may play a key role in funding the Company’s continued growth, and may be utilized for any product for which there is significant uncertainty related to future claims experience. Moreover, the Company is generally risk adverse for its smaller lines of business, and predictability of future profitability takes precedence over retaining a large percentage of risk.
The Company does not utilize the capital markets as a source of capital. Should the need for capital arise, the Company may obtain capital contributions from Allianz SE as an alternative source of funding. If capital infusions are deemed necessary, the Company obtains prior approval by the Department, as appropriate.
The primary uses of funds are policy benefits, commissions, other product-related acquisition costs, investment purchases, operating expenses, and dividends to parent. The Company routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Financial Ratings and Strength
•Standard & Poor’s    AA (Very Strong)
•Moody’s        Aa3 (Strong)
•AM Best        A+ (Superior)
Financial strength ratings are based upon an independent review of the Company, its ultimate parent (Allianz SE), subsidiaries, and the industry in which the Company operates. Each rating agency assigns ratings based on an independent review and takes into account a variety of factors to arrive at its final rating. Ratings are subject to change and there can be no assurance that the ratings afforded to the Company in the future will be consistent with historical ratings.
Cash Flows
The following table sets forth information from our Statutory Statements of Cash Flows for the six months ended June 30, 2024, and 2023:

	2024	2023
Net cash (used in) provided by operating activities	$(479)	3,333
Net cash provided by (used in) investing activities	2,074	(2,762)
Net cash (used in) provided by financing and miscellaneous activities	(1,334)	92
Net change in cash, cash equivalents, and short-term investments	$261	663
We have the funds necessary to meet the capital requirements of all states in which we do business and to support our operations.
The increase in net cash used in operating activities in 2024 as compared to 2023 is primarily due to an increase in benefits and loss-related payments as a result of higher surrender activity, partially offset by an increase in premiums and annuity considerations.
The increase in net cash provided by investing activities in 2024 as compared to 2023 is driven by higher net bonds sales.
The increase in net cash used in financing and miscellaneous activities is primarily driven by a decrease in FHLB borrowings compared to 2023 and an increase in dividends paid to our parent in 2024.
Risk-Based Capital
The Company's Risk Based Capital (RBC) ratio significantly exceeds required minimum thresholds as of June 30, 2024 and December 31, 2023.
Commitments & Contingencies

The Company has obligations to provide for the maintenance of certain subsidiary’s regulatory capital and surplus levels and has limited partnerships and private placement investments that require a commitment of capital. See Note 8 of the June 30, 2024 unaudited Statutory Financial Statements for information regarding commitments and contingencies.
The Company has contractual obligations in the form of Policyholder liabilities, and has mortgage notes payable.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet transactions, arrangements or other relationships that management believes would be reasonably likely to have a material effect on the Company’s liquidity or capital position.
The Company utilizes derivatives for which the Company is either required to settle variation margin or post collateral; see Note 3 in the June 30, 2024 unaudited Statutory Financial Statements for additional information regarding derivative collateral management.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

Item 11(j).
Quantitative and Qualitative Disclosures about Market Risk
Market risk is the risk of the loss of fair value resulting from adverse changes in market rates and prices, such as interest rates and equity prices. Market risk is directly influenced by the volatility and liquidity in the markets in which the related underlying financial instruments are traded.
Sensitivity Analysis
To assess the impact of changes in interest rate and equity markets, we perform sensitivity tests. Sensitivity tests measure the instantaneous impact of a single hypothetical interest rate or equity price change on our income, or fair value of an asset or liability, while holding all other rates or prices constant. To assess interest rate risk, we perform a sensitivity test which instantaneously shocks interest rates across all maturities by a hypothetical 50 bps. To assess equity risk, we perform a sensitivity test which instantaneously shocks all equity prices by a hypothetical 15%.
Interest Rate Risk
One means of assessing exposure to interest rate changes is to measure the potential change in statutory value of an asset due to a hypothetical change in interest rates of 50 bps across all maturities. We noted that under this model, with all other factors remaining constant, a 50 bps increase in interest rates would cause our post-tax income to decrease by $35 as of June 30, 2024.

We also examined the impact on post-tax income due to a hypothetical decrease in interest rates of 50 bps across all maturities. Under this model, with all other factors being constant, we estimated that such a decline would cause our post-tax income to decrease by $57 as of June 30, 2024. Note that the impacts referenced reflect reserve changes net of economic hedge impact and does not include economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.
Equity Market Risk
One means of assessing exposure to changes in equity market prices is to estimate the potential changes in post-tax income from a hypothetical change in equity market prices of 15%. Under this model, with all other factors constant, we estimated that a decrease in equity market prices would cause our post-tax income to decrease by $257, while an increase in equity market prices would cause our post-tax income to increase by $88, based on our equity exposure as of June 30, 2024. Note that the impacts referenced reflect the net hedge impact and do not include economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.

Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 6 month period ending June 30, 2024)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Financial Statements (unaudited)
For the interim period ended June 30, 2024

Unaudited Statutory Financial Statements as of June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus (unaudited)
June 30, 2024 and December 31, 2023
(Dollars in millions, except share data)

Admitted Assets	2024	2023
Cash and invested assets:
Bonds	$86,884	89,197
Stocks	331	323
Investment in subsidiaries	1,457	1,442
Mortgage loans on real estate	17,944	18,115
Real estate	99	92
Cash, cash equivalents and short-term investments	3,692	3,431
Policy loans	667	509
Derivative assets	3,992	3,278
Other invested assets	4,735	4,754
Total cash and invested assets	119,801	121,141
Investment income due and accrued	1,488	1,471
Current federal and foreign income tax recoverable	736	583
Deferred tax asset, net	555	564
Other assets	1,717	1,326
Admitted assets, exclusive of separate account assets	124,297	125,085
Separate account assets	59,334	52,781
Total admitted assets	$183,631	177,866

Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus (unaudited)
June 30, 2024 and December 31, 2023
(Dollars in millions, except share data)

Liabilities and Capital and Surplus	2024	2023
Policyholder liabilities:
Life policies and annuity contracts	$90,733	91,114
Accident and health policies	2,754	2,666
Deposit-type contracts	3,682	3,842
Life policy and contract claims	23	24
Accident and health policy and contract claims	24	24
Funds held under reinsurance treaties	9,337	10,034
Other policyholder funds	197	188
Total policyholder liabilities	106,750	107,892
Interest maintenance reserve	81	93
General expenses due and accrued	173	174
Due from separate accounts	(1,966)	(1,325)
Current income taxes payable	67	66
Borrowed money	2,515	2,515
Asset valuation reserve	1,461	1,442
Derivative liabilities	3,545	2,835
Other liabilities	4,643	4,359
Liabilities, exclusive of separate account liabilities	117,269	118,051
Separate account liabilities	59,334	52,781
Total liabilities	176,603	170,832
Capital and surplus:
Class A, Series A preferred stock, $1 par value. Authorized, issued, and outstanding, 8,909,195 shares; liquidation preference of $2 and $0 at June 30, 2024 and December 31, 2023, respectively	9	9
Class A, Series B preferred stock, $1 par value. Authorized, 10,000,000 shares; issued and outstanding, 9,994,289 shares; liquidation preference of $2 and $0 at June 30, 2024 and December 31, 2023, respectively	10	10
Common stock, $1 par value. Authorized, 40,000,000 shares; issued and outstanding, 20,000,001 shares at June 30, 2024 and December 31, 2023, respectively	20	20
Additional paid-in capital	3,676	3,676
Special surplus funds	255	(13)
Unassigned surplus	3,058	3,332
Total capital and surplus	7,028	7,034
Total liabilities and capital and surplus	$183,631	177,866

See accompanying notes to unaudited statutory financial statements.

Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Operations (unaudited)
Six months ended June 30, 2024 and 2023
(Dollars in millions)

	2024	2023
Income:
Premiums and annuity considerations	$9,497	9,083
Consideration for supplementary contracts	61	73
Net investment income	2,494	2,310
Commissions and expense allowances on reinsurance ceded	350	393
Reserve adjustments related to reinsurance ceded	(1,076)	(1,138)
Fees from separate accounts	222	222
Other	97	141
Total income	11,645	11,084
Benefits and other expenses:
Policyholder benefits	1,018	957
Surrenders	7,195	4,795
Change in aggregate reserves and deposit funds	377	2,917
Commissions and other agent compensation	953	947
General and administrative expenses	436	404
Net transfers to separate accounts	961	208
Total benefits and other expenses	10,940	10,228
Income from operations before federal income taxes and net realized capital gain	705	856
Income tax expense	268	394
Net income from operations before net realized capital gain (loss)	437	462
Net realized capital gain (loss), net of taxes and interest maintenance reserve	680	(194)
Net income	$1,117	268

See accompanying notes to unaudited statutory financial statements.

Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Capital and Surplus (unaudited)
Six months ended June 30, 2024 and 2023
(Dollars in millions)

	2024	2023
Capital and surplus at beginning of year	$7,034	6,515
Net income	1,117	268
Change in unrealized capital gain (loss)	(594)	408
Change in net deferred income tax	90	191
Change in asset valuation reserve	(19)	(113)
Dividends paid to parent	(500)	(175)
Change in unamortized gain on reinsurance transactions	(27)	(154)
Other changes in capital and surplus	(73)	(11)
Capital and surplus at June 30	$7,028	6,929

See accompanying notes to unaudited statutory financial statements.

Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flow (unaudited)
Six months ended June 30, 2024 and 2023
(Dollars in millions)

	2024	2023
Cash flow from operating activities:
Revenues:
Premiums and annuity considerations, net	$8,456	8,238
Net investment income	2,517	2,278
Commissions and expense allowances on reinsurance ceded	168	238
Fees from separate accounts	222	222
Other	(8)	—
Cash provided by operating activities	11,355	10,976
Benefits and expenses paid:
Benefit and loss-related payments	8,229	5,092
Net transfers to separate accounts	1,602	670
Commissions, expenses paid, and aggregate write-ins for deductions	1,673	1,462
Income tax paid, net	330	419
Cash used in operating activities	11,834	7,643
Net cash (used in) provided by operating activities	(479)	3,333
Cash flow from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	10,517	4,658
Stocks	73	89
Mortgage loans	742	344
Real estate	—	—
Other invested assets	95	36
Derivatives	—	87
Miscellaneous proceeds	700	569
Cash provided by investing activities	12,127	5,783
Cost of investments acquired:
Bonds	8,620	7,080
Stocks	96	180
Mortgage loans	621	679
Real estate	12	6
Other invested assets	328	226
Derivatives	63	—
Miscellaneous applications	156	287
Cash used in investing activities	9,896	8,458
Net increase in policy loans and premium notes	157	87
Net cash provided by (used in) investing activities	2,074	(2,762)
Cash flow from financing and miscellaneous activities:
Change in borrowed money	—	1,000
Payments on deposit-type contracts and other insurance liabilities, net of deposits	(576)	(619)
Dividends paid to parent	(500)	(175)
Other cash used	(258)	(114)
Net cash (used in) provided by financing and miscellaneous activities	(1,334)	92
Net change in cash, cash equivalents, and short-term investments	261	663
Cash, cash equivalents, and short-term investments:
Beginning of year	3,431	2,232
Balance at June 30	$3,692	2,895
See accompanying notes to unaudited statutory financial statements.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(1)    Organization and Nature of Operations
Allianz Life Insurance Company of North America (the Company) is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA or parent company), which is a wholly-owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company’s ultimate parent. The Company has a wholly-owned life insurance company subsidiary, Allianz Life Insurance Company of New York (AZNY). The Company also wholly owns a captive reinsurer, Allianz Life Insurance Company of Missouri (AZMO).
The Company is a life insurance company licensed to sell annuity, group and individual life, and group and individual accident and health policies in the United States, Canada, and several U.S. territories. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of fixed-indexed, variable-indexed, variable, and fixed annuities. The life business consists of both individual and group life. Life business includes products with guaranteed premiums and benefits and consists principally of fixed-indexed universal life policies and closed blocks of universal life policies, term insurance policies, and limited payment contracts. Accident and health business is primarily comprised of closed blocks of long-term care (LTC) insurance. The Company’s primary distribution channels are through independent agents, broker-dealers, banks, and third-party marketing organizations.

After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubt concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies
(a)    Basis of Presentation
The following interim disclosures may exclude, or include condensed versions of certain disclosures required in the Annual Statutory Financial Statements. The intent of these disclosures is to present financial statement users with key information and significant changes since December 31, 2023. The information contained herein should be read in conjunction with the December 31, 2023 audited Statutory Financial Statements of the Company.
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP), without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:
(1)    Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations on a straight-line basis over the expected term of the related contracts.
(2)    Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(3)    Certain reinsurance transactions, primarily used for annuity business, are recognized as reinsurance for statutory purposes only.
(4)    Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.
(5)    The Company reinsures a portion of its in-force block of business through several reinsurance agreements. Under NAIC SAP, the after-tax gains associated with these indemnity reinsurance transactions are recorded in Unassigned surplus and recognized through income as future earnings of the books of business emerge. Under U.S. GAAP, the pretax gains associated with such transactions that qualify as reinsurance, are deferred as liabilities and are amortized into operations over the revenue-producing period of the policies.
(6)    Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity.
(7)    Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are generally recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.
(8)    Investments in subsidiaries are carried at net equity values as prescribed by the NAIC. Changes in equity values are reflected in Unassigned surplus within the Statutory Statements of Capital and Surplus as credits or charges to Unassigned surplus. Under U.S. GAAP, wholly owned subsidiary results are consolidated.
(9)    The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses, net of tax, resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.
(10)    Canadian asset and liability amounts are expressed in Canadian dollars without foreign exchange translation into U.S. dollars. A net foreign currency translation adjustment is recorded within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with an offset to Other changes in capital and surplus within the Statutory Statements of Capital and Surplus. Under U.S. GAAP, Canadian assets and liabilities are converted to U.S. dollars, with any translation adjustment recorded to stockholder’s equity.
(11)    Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, investments in unaudited subsidiary, controlled, and affiliated (SCA) entities, electronic data processing software, portions of goodwill, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, and portions of DTAs. There is no such concept under U.S. GAAP.
(12)    A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(13)    Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.
(14)    Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.
(15)    Derivatives are reported at fair value in accordance with SSAP No. 86, Derivatives (SSAP No. 86) and SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees (SSAP No. 108). See additional information in note 3. Changes in the fair value of derivatives, except those reported under SSAP No. 108, are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. For derivatives reported under SSAP No. 108, changes in fair value are recognized as net deferred assets or liabilities within Other assets or Other liabilities, respectively, in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, for fluctuations in fair value that do not offset the changes in the hedged item. The deferred asset or liability is amortized over the timeframe required under SSAP No. 108. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as part of operating income and the hedged derivatives are carried at fair value. In addition, the effective and ineffective portions of a hedge are accounted for separately.
(16)    Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs to the extent recoverable.
(17)    The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.
(18)    The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.
(19)    The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.
(20)    Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.
(21)    Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.
(22)    Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.
(23)    For certain annuity products with a market value adjustment feature sold to Minnesota residents (MN MVA) and variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(b)    Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of June 30, 2024 and December 31, 2023, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
(c)    Recently Issued Accounting Standards – Adopted in 2024
In December 2023, the NAIC adopted revisions to the Annual Statement Instructions through Ref #2023-15: IMR/AVR Specific Allocations. The revisions clarify the treatment of realized gains or losses in the context of allocating those gains and losses to either AVR or IMR. While the amendment reflects a SAP clarification, the amendment addresses a new concept in basing the allocation of realized gains or losses on an "Acute Credit Event." The amendment was effective beginning January 1, 2024, and the Company adopted these revisions as of that date. As this amendment applied to future transactions, there was no impact to net income or surplus upon adoption.
(d)     Recently Issued Accounting Standards – Adopted in 2023
Not applicable.
(e)     Corrections of Errors
None
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(3)    Investments
(a)    Bonds, Other Assets Receiving Bond Treatment, and Stocks
At June 30, 2024 and December 31, 2023, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments, excluding investments in affiliates, are shown below:

	2024
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$5,630	14	560	5,084
Agencies not backed by the full faith and credit of the U.S. government	2	—	—	2
States and political subdivisions	5,460	42	553	4,949
Foreign governments	3,023	13	356	2,680
Corporate securities	69,591	438	7,079	62,950
Mortgage-backed securities	4,270	51	385	3,936
Collateralized debt obligations	12	7	—	19
Total bonds	87,988	565	8,933	79,620
Common stocks	313	25	7	331
Total	$88,301	590	8,940	79,951

	2023
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$5,218	37	474	4,781
Agencies not backed by the full faith and credit of the U.S. government	2	—	—	2
States and political subdivisions	6,028	92	410	5,710
Foreign governments	2,455	30	298	2,187
Corporate securities	71,359	740	6,260	65,839
Mortgage-backed securities	5,191	49	486	4,754
Collateralized debt obligations	12	6	—	18
Total bonds	90,265	954	7,928	83,291
Common stocks	309	22	8	323
Total	$90,574	976	7,936	83,614
At June 30, 2024 and December 31, 2023, amortized cost differed from the carrying value of bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus due to NAIC-6 rated bonds where the market value was lower than amortized cost. The total unrealized losses recorded by the Company for these bonds was $1 as of June 30, 2024 and December 31, 2023.
The Company had NAIC-6 rated bonds with a statement value of $29 and $29 as of June 30, 2024 and December 31, 2023. There was no interest due on bonds in default that was excluded from investment income due and accrued as of June 30, 2024 and December 31, 2023.
The Company had no hybrid securities as of June 30, 2024 and December 31, 2023.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

As of June 30, 2024 and December 31, 2023, investments with a statement value of $21 and $31, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.
The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement schedule D Part 1A at June 30, 2024, by contractual maturity, are shown below:

	Carrying value	Fair value
Due in 1 year or less	$2,140	$2,129
Due after 1 year through 5 years	9,013	8,708
Due after 5 years through 10 years	14,534	13,380
Due after 10 years through 20 years	27,766	25,792
Due after 20 years	28,709	24,311
No maturity date	1,545	1,346
Mortgage-backed and other structured securities	4,281	3,954
Total bonds and other assets receiving bond treatment	$87,988	$79,620
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the six months ended June 30 are shown below:

	2024	2023
Proceeds from sales	$10,517	$4,658
Gross gains	67	76
Gross losses	445	142
Proceeds from sales of common stocks for the six months ended June 30 are shown below:

	2024	2023
Proceeds from sales	$73	$89
Gross gains	11	2
Gross losses	1	1
For the six months ended June 30, 2024 and 2023, there were 39 and 34 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $(1) and $0 for the six months ended June 30, 2024 and 2023, respectively.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.
(b)    Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, the Company performs a quarterly review of its entire combined investment portfolio, including investments held by subsidiaries, using quoted market prices by third-party sources.
Unrealized losses and the related fair value of investments held by the Company as of June 30, 2024 and December 31, 2023 are shown below:

	2024
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$377	11	3,390	549	3,767	560
Agencies not backed by the full faith and credit of the U.S. government	—	—	2	—	2	—
Foreign government	752	15	1,379	341	2,131	356
States and political subdivisions	562	17	3,529	536	4,091	553
Corporate securities	8,117	263	37,634	6,816	45,751	7,079
Mortgage-backed securities	187	1	3,231	384	3,418	385
Total bonds	9,995	307	49,165	8,626	59,160	8,933
Common stock	12	—	27	7	39	7
Total temporarily impaired securities	$10,007	307	49,192	8,633	59,199	8,940

	2023
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$77	1	3,535	473	3,612	474
Agencies not backed by the full faith and credit of the U.S. government	—	—	2	—	2	—
Foreign government	165	5	1,453	293	1,618	298
States and political subdivisions	534	10	3,641	400	4,175	410
Corporate securities	4,334	144	43,962	6,116	48,296	6,260
Mortgage-backed securities	177	3	4,067	483	4,244	486
Total bonds	5,287	163	56,660	7,765	61,947	7,928
Common stock	1	—	39	8	40	8
Total temporarily impaired securities	$5,288	163	56,699	7,773	61,987	7,936
As of June 30, 2024 and December 31, 2023 the number of investment holdings that were in an unrealized loss position was 4,978 and 5,164, respectively, for bonds, and 23 and 24, respectively, for common stocks.
As of June 30, 2024 and December 31, 2023, of the total amount of unrealized losses, $8,763, or 98.0%, and $7,766, or 97.9%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met,
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.
(c)    Realized Investment Gains (Losses)
Net realized capital gains (losses) for the six months ended June 30 are shown below:

	2024	2023
Bonds	$(378)	(122)
Stocks	11	1
Mortgage Loans	(32)	—
Real estate	—	—
Derivatives	736	(251)
Other	(41)	64
Total realized capital gains (losses)	296	(308)
Income tax benefit (expense) on net realized gains (losses)	89	18
Total realized capital gains (losses), net of taxes	385	(290)
Net gains transferred to IMR, net of taxes	(295)	(96)
Net realized gains (losses), net of taxes and IMR	$680	(194)
(d)    Net Investment Income
Major categories of net investment income for the six months ended June 30 are shown below:

	2024	2023
Interest:
Bonds, unaffiliated	$2,069	1,969
Bonds, affiliated	27	17
Mortgage loans on real estate	380	365
Policy loans	13	8
Cash, cash equivalents, and short-term investments	95	71
Dividends:
Stocks	6	6
Investment in subsidiaries	25	18
Rental income on real estate	13	11
Derivatives	(36)	(18)
Other	51	2
Gross investment income	2,643	2,449
Investment expenses	(160)	(156)
Net investment income before amortization of IMR	2,483	2,293
Amortization of IMR	11	17
Net investment income	$2,494	2,310
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(e)    Mortgage Loans on Real Estate
The Company's investment in mortgage loans on real estate includes commercial mortgage loans (CMLs) and residential mortgage loans (RMLs) as of June 30, 2024 and December 31, 2023.
At June 30, 2024 and December 31, 2023, the Company's CML portfolio includes concentrations exceeding 10% for the following states:

	2024		2023
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$3,491	21.6%	$3,516	21.6%
The maximum lending rates for CMLs made during the six months ended June 30, 2024 and the year ended December 31, 2023 were 8.3% and 9.1%, respectively. The minimum lending rates for CMLs made during the six months ended June 30, 2024 and the year ended December 31, 2023 were 5.7% and 3.9%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages for CMLs was 72.2% and 109.7% during the six months ended June 30, 2024 and the year ended December 31, 2023, respectively.
At June 30, 2024 and December 31, 2023, the Company's RML portfolio includes concentrations exceeding 10% for the following states:

	2024		2023
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$528	29.3%	$541	29.5%
New York	227	12.6%	231	12.6%
The maximum lending rates for RMLs made during the six months ended June 30, 2024 and the year ended December 31, 2023 were 12.1% and 14.0% respectively. The minimum lending rates for RMLs made during the six months ended June 30, 2024 and the year ended December 31, 2023 were 6.5% and 2.8% respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages for RMLs was 93.4% and 172.8% during the six months ended June 30, 2024 and the year ended December 31, 2023, respectively.
As of June 30, 2024 and December 31, 2023, the taxes, assessments, or amounts advanced that were excluded from the mortgage loan investment total were $7 and $2, respectively.
(1) Age Analysis of Mortgage Loans
The following table presents an age analysis of the Company's mortgage loan investments as of June 30, 2024 and December 31, 2023 by type:

	2024		2023
	Residential	Commercial	Residential	Commercial
Current	$1,720	16,025	1,786	16,225
30-59 Days Past Due	25	—	—	—
60-89 Days Past Due	12	59	—	—
90-179 Days Past Due	9	—	18	—
180+ Days Past Due	37	57	30	56
Total	$1,803	16,141	1,834	16,281

Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

There were no mortgage loan investments greater than 90 days past due and still accruing interest as of June 30, 2024 and December 31, 2023.
There were no mortgage loan investments for which interest was reduced as of June 30, 2024 and December 31, 2023.
As of June 30, 2024 and December 31, 2023 there were no RMLs in which the Company participated as a co-lender in a mortgage loan agreement. As of June 30, 2024 and December 31, 2023, for CML investments, the recorded investment for which the Company participated as a co-lender in a mortgage loan agreement was $2,282 and $2,338, respectively.
(2) Impaired Mortgage Loans
As of June 30, 2024 and December 31, 2023, the recorded investment in impaired CMLs was $108 and $56, respectively. The average recorded investment in impaired mortgage loans for the six months ended June 30, 2024 and the year ended December 31, 2023 was $57, and $91, respectively. For the six months ended June 30, 2024, the related allowance for credit losses on these investments was $52. There was no related allowance for credit losses on these investments for the year ended December 31, 2023. The Company did not participate as a co-lender in the related mortgage loan agreement. In addition, the impaired CMLs were not in nonaccrual status. There was no recorded investment in impaired RMLs for the six months ended June 30, 2024 and the year ended December 31, 2023.
There was $5 and $7 of interest income recognized on impaired mortgage loans for the six months ended June 30, 2024 and the year ended December 31, 2023, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt of payment.
There was $7 and $3 of mortgage loans derecognized as a result of foreclosure as of June 30, 2024, and December 31, 2023, respectively.
(3)    Credit Quality Indicators
The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company has determined the loan-to-value ratio and the debt service coverage ratio are the most reliable indicators in analyzing the credit risk of its CML portfolio. The loan-to-value ratio is based on the Company’s internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated. The debt service coverage ratio analysis is normalized to reflect a 25 year amortization schedule.
The credit quality for CMLs as of June 30, 2024 and December 31, 2023, respectively, is shown below:

	Debt Service Coverage Ratios
2024:	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$5,948	267	436	270	6,921	42.9%
50% – 60%	4,909	816	278	294	6,297	39.0%
60% – 70%	1,788	293	271	116	2,468	15.2%
70% – 80%	55	6	150	4	215	1.3%
80% – 90%	42	—	81	—	123	0.8%
90% – 100%	—	—	92	—	92	0.6%
Greater than 100%	—	—	25	—	25	0.2%
Total	$12,742	1,382	1,333	684	16,141	100%
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

	Debt Service Coverage Ratios
2023:	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$6,071	274	278	171	6,794	41.7%
50% – 60%	5,211	762	370	198	6,541	40.2%
60% – 70%	1,953	325	114	148	2,540	15.6%
70% – 80%	109	0	124	0	233	1.5%
80% – 90%	—	—	50	—	50	0.3%
90% – 100%	—	—	63	—	63	0.4%
Greater than 100%	—	—	60	—	60	0.4%
Total	$13,344	1,361	1,059	517	16,281	100%

The Company has determined the delinquency status and the loan-to-value ratio are the most reliable indicators in analyzing the credit risk of its RML portfolio. The loan-to-value ratio is based on the Company's internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated.

The loan-to-value ratios of RMLs as of June 30, 2024 and December 31, 2023 are shown below:

	2024		2023
	Total	Percent of Total	Total	Percent of Total
Loan-to-value ratios:
Below 70%	$672	37.3%	$659	35.9%
71% to 80%	865	48.0%	959	52.3%
81% to 90%	246	13.6%	197	10.7%
91% to 95%	15	0.8%	12	0.7%
Above 95%	5	0.3%	7	0.4%
Total	$1,803	100.0%	$1,834	100.0%
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(4)    Restructured Mortgage Loans
For impaired mortgage loans that are not in default, the Company recognizes and records interest income as earned. For impaired mortgage loans that are in default, the accrued interest on the loan is recorded as investment income due and accrued if deemed collectible by the Company. If an impaired mortgage loan in default has any investment income due and accrued which is 180 days past due and collectible, the investment income continues to accrue, but all interest related to the loan is reported as a nonadmitted asset. If accrued interest on an impaired mortgage loan in default is not collectible, the accrued interest is written off immediately and no further interest is accrued.
During the six months ended June 30, 2024, a CML supported by a single property and with a total principal balance at time of restructure of $141, was modified in a way that met the definition of a troubled debt restructuring under SSAP No. 36. The modification of the CML resulted in a portion of the existing carrying value of the loan being written off alongside a partial paydown on the remaining principal of the loan. Additionally, the loan was transferred to a new debtor and was modified to reflect a new interest rate and a new term for the loan. Upon modification, the Company wrote off $9 million of the existing loan’s principal, while receiving an immediate principal paydown of $14, resulting in a loan with a new principal balance of $118. As a part of the modification, a construction loan was entered into by the new debtor for future capital expenditures on the property up to $111. This mortgage loan had not defaulted prior to being restructured.
The Company had the following recorded investments, realized capital losses, and contractual commitments related to restructured loans as of June 30, 2024 and December 31, 2023 shown below:

	2024	2023
The total recorded investment in restructured loans	$151	38
The realized capital losses related to these loans	9	19
Total contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructuring	—	—

(f)    Loan-Backed Securities
SSAP No. 43R requires the bifurcation of impairment losses on loan-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company recognized other-than-temporary impairments (OTTI) on loan-backed securities for the six months ended June 30, 2024 and 2023 as follows:

	2024				2023
		OTTI Recognized in Loss				OTTI Recognized in Loss
	Amortized Cost Basis Before OTTI	Interest	Noninterest	Fair Value	Amortized Cost Basis Before OTTI	Interest	Noninterest	Fair Value
OTTI Recognized:
Intent to sell	$—	—	—	—	45	9	—	36
Total	$—	—	—	—	$45	9	0	36
(g)    Derivatives and Hedging Instruments
The Company uses exchange-traded and OTC derivative instruments as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

liabilities that do not qualify for hedge accounting treatment are recorded at fair value in the Statutory Financial Statements using valuation techniques further discussed in Note 4.

The Company does not have derivative contracts with financing premium as of June 30, 2024 and December 31, 2023.

Derivatives held by the Company are designated as either a fair value hedging instrument (fair value hedge), a cash flow hedging instrument (cash flow hedge), or a nonqualified hedging instrument (nonqualifying strategies).
(1) Cash Flow Hedges
Foreign Currency Swaps on Debt Securities
Foreign currency swaps have notional amounts and maturity dates equal and offsetting to the underlying debt securities and are determined to be highly effective as of June 30, 2024 and December 31, 2023.
(2) Fair Value Hedges
Interest Rate Swaps on Variable Annuity Insurance Liabilities

IRS traded after June 2013 are centrally cleared through an exchange. For IRS traded prior to June 2013 the IRS exposure was netted with other OTC derivatives upon settlement and were subject to the rules of the International Swaps and Derivatives Association, Inc. agreements. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.

Prior to January 1, 2020, the Company designated hedge accounting for these IRS as a cash flow hedge under SSAP No. 86. The amounts previously recorded under the SSAP No. 86 relationship continue to be deferred and amortized over the life of the former hedge program. Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship under SSAP No. 108 as a fair value hedge. The relationship is deemed to be highly effective at June 30, 2024 and December 31, 2023.
    (3) Nonqualifying Strategies
Futures and Options Contracts

OTC options and ETO are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures, OTC options, and ETO are discussed in the derivative collateral management section below.

Interest Rate Swaps

The Company can receive the fixed or variable rate; IRS are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.

Credit Default Swaps

The CDS within the investment portfolios assume credit risk from a single entity or referenced index for the purpose of synthetically replicating investment transactions. The Company can be required to pay or be the net receiver on the contract depending on the net position. Credit events include bankruptcy of the reference and failure to pay by the reference. As the potential future exposure (PFE) is not determinable, the PFE is zero for the following reasons:

(a) CDS are used to hedge indices allocated to products by policyholders. Fluctuations in value of the CDS are offset by credits provided to policyholders and results in a minimal amount of hedge inefficiency. It is impossible to determine the potential future amount of hedge inefficiency.

Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(b) The CDS used are exchange traded and daily variation margin is required to settle market movements. This minimizes counterparty credit risk. It also makes it impossible to determine what the potential future exposure related to counterparty risk, net of variation margin received could be.

The fair value of the collateral posted for centrally cleared CDS is discussed in the derivative collateral management section below.

Total Return Swaps

The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month SOFR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.

To Be Announced Securities (TBA)

The Company uses OTC TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The fair value of the collateral posted for OTC TBA securities is discussed in the derivative collateral management section below.

The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of June 30, 2024 and December 31, 2023:

	2024			2023
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
Cash flow hedging instruments
Foreign currency swaps	$2,686	177	(2)	2,048	143	(9)
Total cash flow hedging instruments		177	(2)		143	(9)

Fair value hedging instruments
IRS	78,642	19	(283)	76,595	19	(206)
Total fair value hedging instruments		19	(283)		19	(206)

Nonqualifying hedging instruments
OTC options	$60,684	3,723	(3,141)	51,904	2,895	(2,384)
ETO	18,670	37	(106)	16,191	76	(182)
TBA securities	1,091	1	(2)	457	1	(1)
IRS	9,448	6	(10)	425	6	(12)
Futures	30,825	—	—	18,988	—	—
TRS	3,576	29	(1)	4,953	138	(42)
Total nonqualifying hedging instruments		3,796	(3,260)		3,116	(2,621)
Total derivative instruments		$3,992	(3,545)		3,278	(2,836)

(1) Notional amounts are presented on an absolute basis.

Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

Derivative Collateral Management

The Company manages derivative collateral for the general account and separate account combined. Additionally, said derivative collateral is managed separately between exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at June 30, 2024 and December 31, 2023, had a fair value of $2,541 and $2,312, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The total collateral posted for OTC derivatives at June 30, 2024 and December 31, 2023, had a fair value of $186 and $44, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.
(h)    Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.
(i)    Securities Lending
The Company loaned securities with a carrying value of $2,617 and $2,835 and a fair value of $2,331 and $2,612 as of June 30, 2024 and December 31, 2023, respectively. The aggregate amount of collateral received through securities lending at June 30, 2024 and December 31, 2023 is as follows:

	Fair Value
	2024	2023
Cash
Open	$2,329	2,600
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	2,329	2,600
Securities received	59	74
Total collateral received	$2,388	2,674
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

The aggregate amount of cash collateral reinvested through securities lending at June 30, 2024 and December 31, 2023 is as follows:

	2024		2023
	Amortized cost	Fair value	Amortized cost	Fair value
Open	$—	—	—	—
30 days or less	888	888	1,373	1,374
31 to 60 days	564	564	439	439
61 to 90 days	131	131	11	11
91 to 120 days	210	210	195	195
121 to 180 days	166	166	189	189
181 to 365 days	370	370	393	393
Greater than 1 year	—	—	—	—
Total collateral reinvested	$2,329	2,329	2,600	2,601
As of June 30, 2024 and December 31, 2023, the Company had no borrowings outstanding from securities lending collateral.
Reinvested collateral is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The amount and type of reinvested collateral at June 30, 2024 and December 31, 2023 is as follows:

	2024	2023
Cash and cash equivalents	2,045	2,330
Short-term investments	284	270
Total	$2,329	2,600

(j)     Reverse Repurchase Agreements
The Company participates in both bilateral and tri-party repos. As of June 30, 2024 and December 31, 2023, the Company did not sell or acquire any securities that resulted in default. The Company did not recognize a liability to return cash collateral as of June 30, 2024 and December 31, 2023.
All collateral received, as of June 30, 2024 and December 31, 2023, were bonds with a designated NAIC-1 rating.
Further information related to repos for the six months ended June 30, 2024 and the year ended December 31, 2023, is as follows:

As of end of period:	2024	2023
1. Maturity
a. Overnight	$1,205	1,405
b. 2 Days to 1 Week	—	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$1,205	1,405
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	1,205	1,405
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

Maximum Amount	2024	2023
1. Maturity
a. Overnight	$1,605	1,460
b. 2 Days to 1 Week	—	15
c. Greater than one week and less than one month	—	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$1,605	1,460
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	1,605	1,460

(k)    Non-insurance SCA Investments
A summary of the Company’s SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, non-insurance SCA investments, including their respective asset value and NAIC filing information, as of June 30, 2024 is as follows:

SCA Name	Gross Asset	Non-Admitted Asset	Net Admitted Assets	NAIC Filing Date	NAIC Filing Type	NAIC Filing Balance	Re-submission Required?
AZLPF	$717	—	717	6/28/2024	S2	707	N
Total	$717	—	717	XXX	XXX	707	XXX

(l)    Federal Home Loan Bank (FHLB) Agreements
The Company held Class A FHLB membership stock of $10 and $10 at June 30, 2024 and December 31, 2023 and activity stock of $113 at June 30, 2024 and December 31, 2023. The Company has a fully collateralized funding agreement with a balance of $2,500 and $2,500 as of June 30, 2024 and December 31, 2023 which is recorded in Borrowed money on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. All FHLB transaction activity occurs in the Company's general account.
Securities collateral pledged to FHLB at June 30, 2024 and December 31, 2023 is as follows:

	2024	2023
Carrying value	$3,152	3,229
Fair value	2,501	2,500

The maximum of collateral pledged to FHLB during the six months ended June 30, 2024 and for the year ended December 31, 2023 was as follows:

	2024	2023
Carrying value	$3,152	4,642
Fair value	2,501	4,087
As of June 30, 2024 and December 31, 2023, the Company had $2,500 in total borrowing capacity under its agreement with the FHLB. The maximum amount of aggregate borrowing from FHLB during the six months ended June 30, 2024 and for the year ended December 31, 2023 was $2,500 and $4,085, respectively. Current borrowings are not subject to prepayment penalties. Outstanding borrowings as of June 30, 2024, were issued on various dates ranging from November 9, 2020 to June 20, 2024 and interest rates on those borrowings range from 5.59% to 6.11%. Interest paid on borrowings was $74 and $84 for the six months ended June 30, 2024, and June 30, 2023, respectively.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(m)    Restricted Assets
As of June 30, 2024 and December 31, 2023, the Company had the following restricted assets, including assets pledged to others as collateral:

	Gross Restricted						Percentage
	Total general account	Total separate account	Total current year	Total from prior year	Increase (decrease)	Total current year admitted restricted	Gross restricted to total assets	Admitted restricted to total admitted assets
Collateral held under security lending arrangements	$2,387	691	3,078	3,434	(356)	3,078	1.3%	1.3%
FHLB Capital Stock	123	—	123	123	—	123	0.1%	0.1%
On deposit with states	4	—	4	4	—	4	—%	—%
On deposit with other regulatory bodies	16	—	16	27	(11)	16	—%	—%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,152	—	3,152	3,229	(77)	3,152	1.7%	1.7%
Derivative collateral	3,083	—	3,083	2,640	443	3,083	1.7%	1.7%
Modco assets	20,652	—	20,652	22,403	(1,751)	20,652	11.2%	11.2%
Total restricted assets	$29,417	691	30,108	31,860	(1,752)	30,108	16.0%	16.0%
(n)    Low Income Housing Tax Credits (LIHTC)
As of June 30, 2024 the Company had various LIHTC investments with a range of 1 to 10 remaining years of unexpired tax credits and no required holding period.
The amount of tax credits and other tax benefits recognized during the six months ended June 30, 2024 and 2023 is $32 and $29, respectively.
The balance of the investment recognized in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus is $366 and $394 as of June 30, 2024 and December 31, 2023, respectively.
Additionally, the Company's LIHTC investments require a commitment of capital. The Company has open capital commitments of $83 and $117 at June 30, 2024 and December 31, 2023, respectively, which are recorded as an unfunded commitment liability in other liabilities. LIHTC commitments are considered an open capital commitment beginning when the Company formally commits to fund the LIHTC, but they are not recorded as an unfunded commitment asset and liability until the Company has begun funding the LIHTC.
(o)    Negative IMR
Fixed income investments generating IMR losses comply with the the Company’s documented investment and liability management policies. IMR losses for fixed-income-related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination. Asset sales that generated admitted negative IMR were not compelled by liquidity pressures.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

As of June 30, 2024, the Company had the following net negative IMR and admitted negative IMR balances:

	2024
	General Account	Insulated Separate Account	Non-Insulated Separate Account
Net Negative IMR	$—	—	(33,644)
Admitted Negative IMR	—	—	33,644
Calculated Adjusted Capital and Surplus	6,439,223
Percentage of Admitted Negative IMR to Adjusted Capital	—%	—%	0.5%
As of December 31, 2023, the Company had no admitted negative IMR balances.
There were no unamortized balances from the allocation of gains or losses from derivatives in IMR as of June 30, 2024 and December 31, 2023.

Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(4)    Fair Value Measurements
SSAP No. 100R – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 –     Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 –     Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at June 30, 2024 and December 31, 2023:

	2024
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	1	3	—	4
Common stocks	205	—	4	209
Derivative assets	37	3,926	29	3,992
Other invested assets	—	—	47	47
Separate account assets	15,452	11,718	—	27,170
Total assets reported at fair value	15,695	15,647	80	31,422
Liabilities at fair value:
Derivative liabilities	106	3,439	1	3,546
Separate account derivative liabilities	—	7,249	—	7,249
Total liabilities reported at fair value	$106	10,688	1	10,795

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.

	2023
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$1	4	—	5
Common stocks	197	—	4	201
Derivative assets	76	3,064	137	3,277
Other invested assets	—	—	242	242
Separate account assets	15,816	8,582	—	24,398
Total assets reported at fair value	16,090	11,650	383	28,123
Liabilities at fair value:
Derivative liabilities	182	2,611	42	2,835
Separate account derivative liabilities	—	5,249	—	5,249
Total liabilities reported at fair value	$182	7,860	42	8,084

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2024.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(a)    Valuation of Bonds and Unaffiliated Stock
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies. Internal pricing models based on market spread and U.S. Treasury rates are used to value private placement holdings. The primarily unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs; however, the key unobservable inputs would generally include default rates.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
The fair value of unaffiliated common stocks is based on quoted market prices in active markets when available and included in Level 1. When quoted prices are not readily available or in an inactive market, the Company arrives at fair value utilizing internal pricing models based on available market inputs or obtains valuations from third party brokers or investment managers. Such investments may be categorized in Level 2 or Level 3. The primary unobservable input used to value common stock are indicative quotes received from third-party vendors.
(b)    Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced, foreign currency swaps, credit default swaps (CDS), To Be Announced (TBA) securities, and interest rate swaps (IRS) are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of ETOs and futures are based on quoted market prices and are generally included in Level 1.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis. The Company does not have insight into the specific inputs used by third-party vendors; however, the key unobservable input would generally include the spread.
(c)    Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities, with the exception of certain bonds, mortgage loans, cash, cash equivalents, securities lending reinvested collateral assets and investment income due and accrued, are carried at fair value, which is based on the fair value of the underlying assets which are
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

described throughout this note. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on quoted prices in active, observable markets. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3). Assets carried at amortized cost within the separate account have an amortized cost of $32,180 and $27,720 as of June 30, 2024 and December 31, 2023, respectively, and a fair value of $28,072 and $24,877 as of June 30, 2024 and December 31, 2023, respectively. Separate account assets carried at amortized cost are included in the table in section 4(h) below.
(d)    Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	January 1, 2024	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, Issuances, Sales, and Settlements	June 30, 2024

Common stocks	4	—	—	—	—	—	4
TRS assets	137	—	—	228	(109)	(227)	29
Other invested assets	242	1	(201)	1	4	—	47
Total Level 3 Assets	383	1	(201)	229	(105)	(227)	80

TRS liabilities	(42)	—	—	(200)	41	200	(1)
Total Level 3 Liabilities	$(42)	—	—	(200)	41	200	(1)

	January 1, 2023	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2023

Common stocks	5	—	—	—	(1)	—	4
TRS assets	6	—	—	316	131	(316)	137
Other invested assets	—	242	—	—	—	—	242
Total Level 3 Assets	11	242	—	316	130	(316)	383

TRS liabilities	(14)	—	—	(375)	(28)	375	(42)
Total Level 3 Liabilities	$(14)	—	—	(375)	(28)	375	(42)
(e)    Transfers
The Company reviews its fair value hierarchy classifications quarterly. Transfers between levels occur when there are changes in the observability of inputs and market activity.
All transfers into Level 3 were a result of observable inputs no longer being considered reliable or could no longer be validated against an alternative source. The transfers out of Level 3 were a result of securities no longer being carried at fair value as a result of new availability of reliable observable inputs or the ability to validate market price of the security against an alternative source.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(f)    Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Bonds: The primary unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable inputs would generally include default rates. A significant increase (decrease) in default rates in isolation could result in an decrease (increase) in fair value.

Common stocks: The primary unobservable inputs used to value common stock are indicative quotes received from third-party vendors and subsequent offering prices. A significant increase (decrease) in either the indicative quotes or offering prices in isolation could result in an increase (decrease) in fair value.

Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in lower (higher) fair value.
(g)    Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(h)    Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at June 30, 2024 and December 31, 2023 (b):

	2024
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$78,516	86,884	5,484	47,192	25,840
Common stocks, unaffiliated	331	331	205	—	126
Mortgage loans on real estate	16,148	17,944	—	—	16,148
Cash equivalents	2,729	2,729	1,370	1,205	154
Short-term investments	749	749	740	5	4
Derivative assets	3,992	3,992	37	3,926	29
Securities lending reinvested collateral assets	2,329	2,329	—	2,329	—
Other invested assets	1,994	2,004	—	139	1,855
Corporate owned life insurance (COLI)	780	780	—	780	—
Separate account assets	55,916	59,334	16,169	30,678	9,069
Financial Liabilities
Deposit-type contracts	$3,724	3,682	—	—	3,724
Other investment contracts	80,974	79,443	—	—	80,974
Borrowed money	2,488	2,515	—	—	2,488
Derivative liabilities	3,545	3,545	106	3,438	1
Payable for securities lending	2,329	2,329	—	2,329	—
Payable for securities	83	83	—	—	83
Separate account liabilities	55,916	59,334	16,169	30,678	9,069

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

	2023
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$82,223	89,197	5,412	52,057	24,754
Common stocks, unaffiliated	323	323	197	—	126
Mortgage loans on real estate	16,664	18,115	—	—	16,664
Cash equivalents	3,176	3,176	1,485	1,405	286
Short-term investments	612	613	595	5	12
Derivative assets	3,278	3,278	77	3,064	137
Securities lending reinvested collateral assets	2,601	2,600	—	2,601	—
Other invested assets	1,886	1,905	—	131	1,755
COLI	750	750	—	750	—
Separate account assets	49,938	52,781	16,397	28,000	5,541
Financial Liabilities
Deposit-type contracts	$3,913	3,842	—	—	3,913
Other investment contracts	82,589	80,474	—	—	82,589
Borrowed money	2,569	2,515	—	—	2,569
Derivative liabilities	2,835	2,835	182	2,611	42
Payable for securities lending	2,600	2,600	—	2,600	—
Payable for securities	117	117	—	—	117
Separate account liabilities	49,938	52,781	16,397	28,000	5,541

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of FHLB Stock
FHLB stock, included in Common stocks, is not traded in an active market and is categorized in Level 3. FHLB stock is carried at cost, which approximates fair value unless it is impaired, based on provisions within the Company’s FHLB agreement that allow for return of outstanding shares of FHLB stock at the Company’s cost basis.
Valuation of Mortgage Loans on Real Estate
The fair value of commercial mortgage loans on real estate is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of residential mortgage loans on real estate is calculated by discounting estimated cash flows, with discount rates based on current market conditions.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

Valuation of Cash Equivalents
Cash equivalents are comprised of money market mutual funds, cash equivalent bonds, and reverse repurchase agreements. The fair value of money market mutual funds and cash equivalent bonds are based on quoted market prices in active markets and included in Level 1. Reverse repurchase prices are provided by third-party pricing sources and included in Level 2, because the inputs used to determine fair value are market observable.
Valuation of Short-term Investments
Short-term investments are comprised of bonds due in one year or less at original purchase. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value. The fair value leveling of short-term investments is determined similarly as bonds as discussed above.
Valuation of Securities Lending Reinvested Collateral Assets
Collateral held from securities lending agreements is primarily comprised of short-term and long-term highly liquid fixed-maturity securities. Fair values are determined and classified within the fair value hierarchy in a manner consistent with the method utilized to determine the fair value of similar securities (fixed-income securities, equity securities, cash and cash equivalents) held within the Company’s general account investment portfolio.
Valuation of Other Invested Assets
Other invested assets include surplus notes, residuals on asset-backed securities, LIHTC investments, limited partnership investments, loans to affiliates, and restricted stock unit (RSU) assets.
•Surplus notes and residuals on asset-backed securities for which prices are provided by third-party pricing sources using observable inputs are included in Level 2. Prices provided by third-party pricing sources that do not have observable market data or are determined internally are included in Level 3. Residuals are carried at the lower of amortized cost or market value.
•LIHTC investments (including the unfunded commitment asset) fair value is set equal to carrying value, as there is no observable market data on which to calculate fair value. Due to the use of unobservable inputs, they are categorized as Level 3.
•Limited partnership investments are recorded using the equity method in line with SSAP No. 48, Joint Ventures, Partnerships, and Limited Liability Companies, using unobservable inputs. Due to the use of unobservable inputs, they are categorized as Level 3. The Company believes the equity method approximates fair value.
•Loans to affiliates are carried at cost. Due to the lack of an active market, the current carrying value is the only market price at which the transaction could be settled, and therefore the Company believes cost approximates fair value. Due to the use of unobservable inputs, they are categorized as Level 3.
•RSU assets are tied to the share price of Allianz SE stock but does not participate in an active market; given this, it is categorized as Level 2.
Valuation of COLI
The COLI policies held by the Company are carried at their respective cash surrender values, which approximates fair value. The cash surrender value of the policies is based on the value of the underlying assets, which are regularly priced utilizing observable inputs. The COLI asset is included within Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. At June 30, 2024 and December 31, 2023, the cash surrender value in an investment vehicle is $780 and $750, respectively, and is allocated into the following categories based on primary underlying investment characteristics:
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

	2024	2023
Bonds	45.0%	45.0%
Stocks	19.0	19.0
Other Invested Assets	36.0	36.0
Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.
Valuation of Borrowed Money
The fair value of the FHLB borrowing is calculated on a discounted cash flow basis. Each position includes a monthly interest rate, a maturity payment amount, and a maturity date. The interest and maturity payments are projected as of the valuation date, and the expected cash flows are discounted using the valuation date swap curve.
Valuation of Payable for Securities Lending
Securities lending payable is set equal the to the cash collateral received. Due to the short-term nature of these loans, the carrying value is deemed to approximate fair value.
Valuation of Payable for Securities
Included in Payable for securities is the LIHTC investments unfunded commitment liability. As there is no observable market data on which to calculate fair value of the LIHTC investment unfunded commitment asset and liability, fair value is set equal to carrying value, and the balance is categorized as Level 3.
Valuation of Separate Account Liabilities
The fair value of separate account liabilities approximates the fair value of separate account assets.

Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(5)    Income Taxes
    Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the six months ended June 30, 2024, and 2023 are as follows:

	2024	2023
Income before taxes	21.0%	21.0%
Amortization of IMR	(0.3)	(0.4)
Dividends received deduction	(0.4)	(0.4)
Nondeductible expenses	8.1	1.9
Affiliated LLC income	(0.1)	(0.1)
COLI	(0.9)	(0.9)
Tax hedges	(18.9)	15.2
Tax hedge reclassification	22.3	(3.9)
Tax credits	(4.8)	(3.7)
Change in deferred taxes on impairments	(0.5)	(1.5)
Change in deferred taxes on non-admitted assets	0.3	(0.3)
Reinsurance	(0.8)	(3.8)
Tax contingencies	0.2	0.6
Realized capital gains tax	(12.6)	(2.2)
Effective tax rate	12.6%	21.5%

Federal and foreign income taxes incurred	38.0%	46.0%
Realized capital gains tax	(12.6)	(2.2)
Change in net deferred tax	(12.8)	(22.3)
Effective tax rate	12.6%	21.5%

(6)    Reinsurance
Effective March 29, 2024, the Company recaptured a treaty that covered certain Life policies on its Canadian block of business and used assumptive reinsurance to reinsure its entire Canadian block to Assumption Mutual Life Insurance Company. As a result of the agreements, the Company has no policyholder liabilities remaining on its Canadian block of business as of June 30, 2024. Prior to the reinsurance agreements, the Company had gross policyholder liabilities of $8 and ceded liabilities of $2, inclusive of separate account liabilities.
Effective April 1, 2024, the Company amended and restated a reinsurance agreement with Hannover Life Reinsurance Company of America that covers certain in force block of fixed annuity policies. This resulted in $154 of reserve credit as of the date of the amendment.
(7)Related-Party Transactions
(a)     Organization Changes
None.
(b)    Related-Party Invested Assets
The Company has an agreement to lend AZOA $39. The remaining loan balance was $25 as of June 30, 2024 and December 31, 2023 and is included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Repayment of this loan began in 2021 and has a final maturity date of August 30, 2026. The interest rate is a fixed rate of 4.49%. Interest income earned and accrued is $1 during the six months ended June 30, 2024 and had an immaterial impact to the Company in 2023.
Unaudited Statutory Financial Statements for the interim period ended June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

The Company invests in limited partnerships that are managed by its affiliate Pacific Investment Management Company (PIMCO). The total committed capital for the limited partnerships is $234 of which $102 and $91 is unfunded as of June 30, 2024 and December 31, 2023, respectively. As of June 30, 2024 and December 31, 2023, the fair value of the investment is $203 and $248, respectively, and is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has a seed money investment in exchange traded funds that are managed by a related party, PIMCO, with a reported balance of $29 and $30 as of June 30, 2024 and December 31, 2023, respectively, and within Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
The Company invests in bonds that are managed by a related party, PIMCO. The Company's committed capital for the PIMCO bonds as of June 30, 2024 and December 31, 2023 was $1,315 and $1,315, respectively, of which $375 and $423 was unfunded. The Company reported a balance of $879 and $804 as of June 30, 2024 and December 31, 2023, respectively, related to these investments within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has a seed money investment in exchange traded funds that are managed by a related party, AIM. The Company reported a balance of $94 and $89 as of June 30, 2024 and December 31, 2023 related to the seed money investment within Stocks on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
(c)     Service Fees
The Company incurred fees for services provided by affiliated companies of $246 and $179 in the six months ended June 30, 2024 and 2023, respectively. The Company’s liability for these expenses was $35 and $47 at June 30, 2024 and December 31, 2023, respectively, and is included in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company earned revenues for various services provided to affiliated companies and subsidiaries of $54 and $41 in the six months ended June 30, 2024 and 2023, respectively. The receivable for these revenues was $7 and $7 at June 30, 2024 and December 31, 2023, respectively, and is included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company has agreements with its affiliate PIMCO and with certain other related parties whereby (1) specific investment options managed by PIMCO are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $2 and $2 during the six months ended June 30, 2024 and 2023, which is included in Fees from separate accounts on the Statutory Statements of Operations. At June 30, 2024 and December 31, 2023, an immaterial was included for related receivables of these fees in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC (ALFS) in the amount of $257 and $184 for the six months ended June 30, 2024 and 2023, respectively. The Company has an agreement with ALFS, whereby interest receivable is assigned to the company and 12b-1 fee receivables are assigned to the Company and AZNY. The Company has also agreed with AZNY to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and AZNY. In the event that assigned receivables exceed expenses, ALFS records a dividend-in-kind to the Company and a loss on the transaction with AZNY. The Company recorded net (expense) revenue from this agreement of $(36) and $(23) for the six months ended June 30, 2024 and 2023, respectively.
Unaudited Statutory Financial Statements as of June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

(d)     Dividends to Parent
During the six months ended June 30, 2024 and 2023, the Company paid cash dividends to AZOA of $500 and $175, respectively. Based on the ordinary dividend limitations set forth under Minnesota Insurance Law, the dividends paid in 2024 and 2023 were considered ordinary.
(e)     Capital Contributions and Dividends with Subsidiaries
During the the six months ended June 30, the Company received dividends from its subsidiaries as follows:

	2024	2023
Allianz Investment Management, LLC (AIM)	$15	$18
Allianz Life Financial Services, LLC (ALFS)	10	—
	$25	$18

During the six months ended June 30, the Company made capital contributions to subsidiaries as follows:

	2024	2023
AZNY	$30	$30
ALFS	36	23
Allianz Strategic Investments, LLC (ASI)	6	—
	$72	$53
(f)     Reinsurance
The Company wholly-owns AZMO, a Special Purpose Life Reinsurance Captive Insurance Company domiciled in Missouri. The Company cedes to AZMO, and AZMO provides reinsurance on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and certain universal life insurance policies written directly by the Company. The Company recorded an immaterial amount of premium and ceding commission for the six months ended June 30, 2024 and 2023, respectively. In addition, the Company recorded a deferred gain of $97 upon execution of the reinsurance agreement in 2009, of which $2 and $2 was amortized in the six months ended June 30, 2024 and 2023, respectively, and included in Commissions and expense allowances on reinsurance ceded on the Statutory Statements of Operations.
The Company has reinsurance recoverables and receivables related to reinsurance agreements with affiliated entities. Total affiliated reinsurance recoverables and receivables were $1 and $5 as of June 30, 2024 and December 31, 2023, respectively, and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(g)     Line of Credit Agreement
The Company has a line of credit agreement with AZNY, to provide liquidity, as needed. The Company’s lending capacity under the agreement is limited to 5% of the general account admitted assets of AZNY as of the preceding year end. No amounts have been borrowed during the six months ended June 30, 2024 and for the year ended December 31, 2023.

(8)    Commitments and Contingencies
The Company and its subsidiaries are named as defendants in various pending or threatened legal proceedings on an ongoing basis, arising from the conduct of business, including three putative class action proceedings: Sanchez v. Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County, BC594715), Small v. Allianz Life Ins. Co. of North America (United Stated District Court, Central District of California, Case No. 2:20-cv-01944-AB (KESx)(Small I), and Small v Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County,
Unaudited Statutory Financial Statements as of June 30, 2024

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements (unaudited)
(Dollars in millions, except share data and security holdings quantities)

22STCV17838)(Small II). The Sanchez case was settled, the settlement was granted final approval by the Court, and the case has been dismissed. The two Small cases are related. Small I case has been certified as a class action. The court granted partial judgment in favor of the class, with damages yet to be tried, and granted partial judgment to the Company on claims of class members with time-barred claims. The class certification decision is on appeal, and the district court action is stayed pending appeal. Small II has not been certified as a class action and is currently stayed. The Company generally intends to vigorously contest the lawsuits, but may pursue settlement negotiations in some cases, if appropriate. The outcome of the cases is uncertain at this time, and there can be no assurance that such litigation, or any future litigation, will not have a material adverse effect on the Company and/or its subsidiaries. The Company recognizes legal costs as incurred.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, the Internal Revenue Service, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is and may become subject to ongoing market conduct examinations and investigations by regulators, which will or may result in fines and/or otherwise have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
Certain obligations of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. Those unlimited obligations are made on behalf of certain wholly owned subsidiaries (AZNY, AZMO, ALFS and Questar Capital Corporation, through its parent, Yorktown). These obligations are not limited and cannot be estimated as of the balance sheet date. From time to time, the Company makes capital contributions to these subsidiaries as needed under the obligations. Capital contributions made during the six months ended June 30, 2024 and 2023 are detailed in Note 7.
The Company had investments in limited partnerships that required a commitment of capital of $608 and $659 as of June 30, 2024 and December 31, 2023, respectively. The Company had commitments to fund private placement investments of $2,811 and $3,107 as of June 30, 2024 and December 31, 2023, respectively.

(9)    Subsequent Events
The Company has evaluated subsequent events through September 20, 2024, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since June 30, 2024 that require adjustment to the Statutory Financial Statements.
Unaudited Statutory Financial Statements as of June 30, 2024

Part I

Item 11(f).
Selected Financial Data
(dollars in millions, unless otherwise stated)
The following table sets forth the Company’s selected historical financial data. The selected financial data has been derived from the Statutory Financial Statements included elsewhere in this prospectus, and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s audited Statutory Financial Statements.
These historical results are not necessarily indicative of results to be expected for any future period.

	Year ended December 31,
Selected income data	2023	2022	2021	2020	2019
Premium and annuity considerations*	$17,633	14,427	14,291	10,542	13,029
Net investment income	4,822	4,544	4,866	4,864	4,839
Ceded reinsurance reserve and expense adjustments	(1,535)	(545)	639	(45)	329
Fees from separate accounts	436	488	574	567	613
Other income	248	(503)	(32)	694	(13)
Total income	21,604	18,411	20,338	16,622	18,797
Policyholder benefits and surrenders	12,444	8,499	10,876	10,343	10,368
Change in aggregate reserves	3,482	3,113	4,316	2,465	1,034
General and administrative and commission	2,682	2,236	2,195	1,739	1,878
Net transfers to separate accounts	834	1,732	2,424	1,460	5,254
Total benefits and other expenses	19,442	15,580	19,811	16,007	18,534
Income tax expense (benefit)	574	(2)	1,091	18	773
Net realized capital (loss) gain	(797)	(1,986)	1,856	142	1,053
Net income	$791	847	1,292	739	543
Capital and Surplus:
Change in unrealized capital gain (loss)	$522	(516)	(142)	(61)	719
Dividends to parent	(500)	(4,100)	(900)	(750)	(325)
Other change in capital & surplus	(294)	(421)	2,794	(220)	441
Net change in capital & surplus	$519	(4,190)	3,044	(292)	1,378
*Includes premiums and annuity and supplementary contract considerations.

	As of December 31,
Selected balance sheet data	2023	2022	2021	2020	2019
Total cash and invested assets	$121,141	115,664	122,829	125,229	121,870
Investment income due and accrued	1,471	1,273	947	1,040	1,031
Other admitted assets	2,473	1,684	1,480	1,218	945
Separate account assets	52,781	43,502	48,279	45,901	34,638
Total admitted assets	177,866	162,123	173,535	173,388	158,484
Total policyholder liabilities	107,892	105,368	103,933	109,353	107,098
Other liabilities	10,159	6,738	10,618	10,473	8,794
Separate account liabilities	52,781	43,502	48,279	45,901	34,638
Total liabilities	170,832	155,608	162,830	165,727	150,530
Total capital and surplus	$7,034	6,515	10,705	7,661	7,954

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Item 11(h).
Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion and analysis provides an assessment by management of the Company’s financial condition as of December 31, 2023, compared with December 31, 2022, and its results of operations for each of the three years ended December 31, 2023, 2022, 2021, respectively. The information contained herein should be read in conjunction with the financial statements, notes, exhibits and schedules in the 2023 and 2022 Annual Statement and audited Statutory Financial Statements of the Company. Amounts are presented on a non-consolidated basis in accordance with Statutory Accounting Principles (SAP).
Forward-looking Statements
This report reviews the Company’s financial condition and results of operations. Where appropriate, factors that may affect future financial performance are also identified and discussed. Certain statements made in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts, and may contain words like “believe”, “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “plan”, “will”, “shall”, “may”, and other words, phrases or expressions with similar meaning. Forward-looking statements are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on forward-looking statements as a prediction of actual results. The Company undertakes no obligation to update publicly or revise any forward-looking statements.
Company Overview
Allianz Life is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a subsidiary of Allianz Europe, B.V.. Allianz Europe, B.V. is a wholly owned subsidiary of Allianz SE, the Company’s ultimate parent, which is incorporated in Munich, Germany. The Company is a life insurance company domiciled in the State of Minnesota and is licensed to sell insurance products in all U.S. states, except New York, several U.S. territories, and Canada. The Company offers a portfolio of individual fixed-indexed annuities, variable-indexed annuities, and individual ordinary fixed-indexed universal life (FIUL) products. The Company’s products are either sold through licensed independent agents contracted with a field marketing organization or insurance agency, or licensed registered representatives contracted with a broker/dealer. The Company also maintains a closed portfolio of fixed and variable annuities, individual and group long-term care (LTC) and group life, annuity and accident and health policies, and does not actively issue new policies related to these products.
The Company has organized its principal operations into the following segments: Individual Annuities, Life, and Legacy.
Individual Annuities
The Individual Annuities segment provides tax-deferred investment growth and lifetime income opportunities for our customers through fixed, fixed-indexed, variable-indexed and variable products. The “fixed” and “variable” classifications describe whether we or the contractholders bear the investment risk of the assets supporting the contract. We are one of the largest sellers of fixed-indexed and variable-indexed products. Fixed and variable annuities provide for both asset accumulation and asset distribution needs. Our Individual Annuity products are sold through both independent distribution channels made up of agents and registered representatives.
Fixed annuities provide guarantees related to the preservation of principal and interest credited. In 2023, sales of our fixed-indexed annuity products were higher than the prior year due to impacts of increasing interest rates and strong sales for the Allianz ABC®, Core Income 7® Annuity and Essential Income 7® Annuity products (the 2023 sales promotion) and a favorable market environment, due to a 2023 sales promotion. In 2022, sales of our fixed-indexed annuity products were higher than the prior year due to impacts of increasing interest rates and strong sales for the Allianz 222® due to a 2022 sales promotion.
Variable annuities allow the contractholder to make deposits into various investment options and also have unique product features that allow for guaranteed minimum income benefits, guaranteed minimum accumulation benefits, guaranteed minimum death benefits, and guaranteed minimum withdrawal benefits. The variable annuity products with guaranteed minimum benefits which provide a minimum return based on their initial deposit may be increased by additional deposits, bonus amounts, or other account crediting features. The income and accumulation benefits shift a portion of the investment risk from the contractholder back to the Company.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

The Company's variable annuity sales strategy is focused on variable-indexed annuity products, which combines a separate account option with a general account option that is similar to a fixed-indexed annuity. In 2023, sales of variable-indexed annuities were higher than the prior year due to stronger sales for the Index Advantage Income® product driven by the market environment. In 2022, sales of variable-indexed annuities were lower than the prior year due to weaker sales for the Index Advantage Income® product driven by the market environment.
The Company discontinued selling traditional variable annuities and fixed annuities and the business is in run-off, however, in-force contracts are material and thus reported within the Individual Annuities segment.
Life
Our life insurance products provide flexibility and control over a person’s assets, providing the assurance that the beneficiaries will be protected after the insured is gone and, in certain cases, to add cash value accumulation potential. The sales focus of our Life segment is our FIUL insurance products. Deposits are credited to an account maintained for the policyholder. Our individual life products are sold through independent distribution channels made up of agents and registered representatives. The Life business has continued to grow for the last several years and was driven by strong product proposition.
Legacy
The Legacy business consists of closed blocks of LTC and Special Markets products. The Special Markets products include individual and group annuity and life products, including universal life and term life insurance. Although Legacy products are part of the total results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers. The Company enters into reinsurance agreements to manage risk resulting from businesses we have chosen to exit. The performance of these product lines is not material enough to warrant discussion as separate operating segments.
Income and Expense Allocation
We maintain segregated investment portfolios for the Company but do not maintain segregated portfolios for each segment. All net investment income and other Corporate income and expense activity is allocated to the segments. Assets are only monitored at the total Company level, and as such, asset disclosures by segment are not included herein.
Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder statutory reserve levels. The results of our segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on estimated required capital levels for each segment.
Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of SAP, without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements.
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2023, and 2022 and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Adoption of New Financial Accounting Standards
See Note 3 – “Accounting Changes and Correction of Errors” of the Company’s audited Statutory Financial Statements in this prospectus for information related to recent accounting pronouncements.
Application of Critical Accounting Policies
Our accounting policies require management to make interpretative and valuation judgments and to make estimates based upon assumptions that affect the amounts of assets, liabilities, revenues, and expenses reported in our Statutory Financial Statements. Because the use of assumptions and estimates inherently entails uncertainty, the effects of accounting policies under different conditions could produce results that are significantly different. A discussion of the presentation of the business factors that affect critical accounting policies can be found in Note 2 of the accompanying Statutory Financial Statements and are summarized below.
Accounting for Investments
Investment valuation and presentation are determined to be in accordance with methods prescribed by the NAIC. See Note 5 and 6 of the audited Statutory Financial Statements for additional information regarding the portfolio and fair value of investments.
Aggregate Reserves for Life Policies and Annuity Contracts
See Notes 12 through 14 of the audited Statutory Financial Statements for additional information regarding our annuity and life actuarial reserves, deposit liabilities, and separate accounts.
Derivatives
See Notes 2 and 5 of the audited Statutory Financial Statements for additional information regarding our derivatives and hedging instruments.
Reinsurance
See Note 11 of the audited Statutory Financial Statements for additional information regarding reinsurance agreements we have entered into to manage insurance risk, as well as businesses we exited.
Income Taxes
See Note 9 of the audited Statutory Financial Statements for additional information regarding income tax estimates and assumptions.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Income:
Premium and annuity considerations*	$17,633	14,427	14,291	$3,206	22.2%	$136	1.0%
Net investment income	4,822	4,544	4,866	278	6.1	(322)	(6.6)
Ceded reinsurance reserve and expense adjustments	(1,535)	(545)	639	(990)	(181.7)	(1,184)	(185.3)
Fees from separate accounts	436	488	574	(52)	(10.7)	(86)	(15.0)
Other income	248	(503)	(32)	751	149.3	(471)	(1,471.9)
Total income	21,604	18,411	20,338	3,193	17.3	(1,927)	(9.5)
Benefits and other expenses:
Policyholder benefits and surrenders	12,444	8,499	10,876	3,945	46.4	(2,377)	(21.9)
Change in aggregate reserves	3,482	3,113	4,316	369	11.9	(1,203)	(27.9)
General and administrative and commission	2,682	2,236	2,195	446	19.9	41	1.9
Net transfers to separate accounts	834	1,732	2,424	(898)	(51.8)	(692)	(28.5)
Total benefits and other expenses	19,442	15,580	19,811	3,862	24.8	(4,231)	(21.4)
Pretax income (loss)	2,162	2,831	527	(669)	(23.6)	2,304	437.2
Income tax expense (benefit)	574	(2)	1,091	576	NM**	(1,093)	NM**
Net realized capital (loss) gain	(797)	(1,986)	1,856	1,189	59.9	(3,842)	(207.0)
Net income (loss)	$791	847	1,292	(56)	(6.6)%	$(445)	(34.4)%
Capital and Surplus:
Change in unrealized capital gain (loss)	$522	(516)	(142)	1,038	201.2%	$(374)	(263.4)%
Dividends to parent	(500)	(4,100)	(900)	3,600	87.8	(3,200)	(355.6)
Other change in capital & surplus	(294)	(421)	2,794	127	30.2	(3,215)	(115.1)
Net change in capital & surplus	$519	(4,190)	3,044	4,709	112.4%	$(7,234)	(237.6)%
*Includes premiums and annuity and supplementary contract considerations.
**Not meaningful
Year Ended December 31, 2023 Compared to Year Ended December 31, 2022
Overview
The increase in capital and surplus was primarily driven by spread margin from Fixed-indexed annuities, impacts from positive equity markets, and a lower dividend payment to AZOA.
Income
•Premium and annuity considerations: Individual Annuities premium and annuity considerations increased primarily due to higher fixed-indexed annuity premium driven by competitive product features and the 2023 sales promotion. The Life segment increased as a result of an increase in first year and renewal premiums on Life Pro Plus Advantage® due to a growing block of business.
•Net investment income: Net investment income increased slightly due to growth in the fixed-indexed, and life blocks of business, and higher yielding assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased primarily due to ceded Modco activity including reserves, investment income, option values and realized gains & losses as a result of favorable market activity.
•Fees from separate accounts: Fees from separate accounts decreased primarily due to lower separate account assets on the traditional variable annuity block of business due to a decline in the block of business as these products are no longer sold.
•Other income: Other income increased primarily due to derivative income on interest rate swaps that hedge variable annuities, primarily driven by a decrease in interest rates compared to 2022.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to increases in surrenders on fixed and variable annuity and the life lines of business, as well as increased death claim activity on the life line of business.
•Change in aggregate reserves: Change in aggregate reserves increased on the Life segment due to the Life Voluntary Reserve that was established in 2023 and higher index credits as a result of the positive equity market performance in 2023, partially offset by a decrease in reserves for surrenders. Change in aggregate reserves decreased on the Annuity segment due to a decrease in variable annuity reserves due to positive equity market movements, partially offset by an increase in fixed annuity reserves due to increases in premium as a result of the 2023 sales promotion.
•General and administrative and commission: General, administrative and commission expense increased due to an increase in commissions expense as a result of higher sales of fixed-indexed annuities. Expenses on the Life segment also increased due to an increase in first year and renewal commissions which is consistent with production.
•Net transfers to separate accounts: Net transfers to separate accounts is driven by new premium and offset by contractholder withdrawals, and decreased due to increased surrender benefits and withdrawals for variable annuity contracts.
•Income tax expense (benefit): Income tax benefit was driven by derivative hedging impacts in the Individual Annuity and Life segments.
•Net realized capital (loss) gain: Net realized capital loss due to losses on derivatives hedging both fixed-indexed and variable-indexed annuity product liabilities as a result of an increase in equity markets, partially offset by gains on derivatives used to hedge Life product liabilities.
Capital and Surplus
•Change in unrealized capital gain (loss): Unrealized capital losses are primarily due to gains on derivatives used to hedge product liabilities in the Individual Annuities and Life segments.
•Dividends to parent: Dividends of $500 were paid to the parent in 2023.
•Other change in capital and surplus: Other change in capital and surplus was lower in 2023 due to an increase in deferred income taxes.
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
Overview
The decrease in capital and surplus was primarily driven by dividends paid to AZOA, net realized capital losses on derivatives, and a decrease in Other change in capital and surplus which is lower due to a large one-time gain on new reinsurance transactions in Q4 2021. These impacts were partially offset by decreases in policyholder benefits and surrenders due to the reinsurance transaction and a decrease in aggregate reserve change due to negative equity markets.
Income
•Premium and annuity considerations: Premium and annuity considerations increased primarily due to higher fixed-indexed annuity premium driven by competitive product features and a 2022 sales promotion for the Allianz 222® products. For the Life segment, premiums and annuity considerations increased as a result of an increase in first year and renewal premiums on Life Pro Plus Advantage® due to a growing block of business.
•Net investment income: Net investment income decreased primarily due to a decrease in fixed annuity invested assets as a result of a coinsurance transaction in Q4 2021, partially offset by an increase in the Life segment due to an increase in invested assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments was negative primarily due to Modco ceded reserves and Modco ceded investment income, as well as a decrease in reinsurance deferred gain impacts in the Individual Annuities segment.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

•Fees from separate accounts: Fees from separate accounts decreased primarily due to lower separate account assets on the traditional variable annuity block of business due to negative equity markets.
•Other income: Other income decreased primarily due to derivative income on interest rate swaps that hedge variable annuities, primarily driven by increasing interest rates, within the Individual Annuity segment.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders decreased primarily due to decreases in surrenders within the Individual Annuity segment driven primarily by an increase in ceded benefits as a result of the reinsurance transaction in Q4 2021, partially offset by an increase in surrender and death claim activity in the Life segment.
•Change in aggregate reserves: Change in aggregate reserves decreased primarily due to a decrease in the Individual Annuities segment driven by a decrease in index crediting on fixed annuity, partially offset by an increase in variable annuity reserves; both due to equity market movements. The Life segment reserves also decreased due to lower index credits as a result of the negative equity market performance in 2022, partially offset by an increase in premiums.
•General and administrative and commission: General, administrative and commission expense increased slightly due to an increase in commissions expense as a result of higher premium from the sale of fixed-indexed annuities in the Individual Annuity segment.
•Net transfers to separate accounts: Net transfers to separate accounts is driven by new premium and offset by contractholder withdrawals, and decreased due to lower variable-indexed premium in the Individual Annuities segment.
•Income tax expense (benefit): Income tax benefit was driven by relatively low taxable income driven by derivative hedging impacts in the Individual Annuity segment, further impacted by Low Income Housing Tax Credits.
•Net realized capital (loss) gain: Net realized capital loss due to losses on derivatives hedging both the fixed-indexed annuities and life products, partially offset by gains on derivatives hedging variable-indexed annuity product liabilities as a result of a decrease in equity markets.
Capital and Surplus
•Change in unrealized capital gain (loss): Unrealized capital losses are primarily due to losses on derivatives in the Individual Annuities segment and the Life segment.
•Dividends to parent: Dividends of $4,100 were paid to the parent in 2022 as a result of the Q4 2021 reinsurance transaction.
•Other change in capital and surplus: Other change in capital and surplus was higher in 2021 due to the net deferred gain on the reinsurance agreements. Other unfavorable impacts in 2022 include a change in deferred income taxes as a result of negative hedging impacts.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Individual Annuities
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Income:
Premium and annuity considerations*	$15,906	12,811	12,766	$3,095	24.2%	$45	0.4%
Net investment income	4,289	4,056	4,467	233	5.7	(411)	(9.2)
Ceded reinsurance reserve and expense adjustments	(1,554)	(531)	656	(1,023)	(192.7)	(1,187)	(180.9)
Fees from separate accounts	436	488	574	(52)	(10.7)	(86)	(15.0)
Other income	239	(501)	(37)	740	147.7	(464)	(1,254.1)
Total income	19,316	16,323	18,426	2,993	18.3	(2,103)	(11.4)
Benefits and other expenses:
Policyholder benefits and surrenders	11,993	8,150	10,584	3,843	47.2	(2,434)	(23.0)
Change in aggregate reserves	1,865	2,024	2,789	(159)	(7.9)	(765)	(27.4)
General and administrative and commission	2,207	1,827	1,756	380	20.8	71	4.0
Net transfers to separate accounts	836	1,734	2,426	(898)	(51.8)	(692)	(28.5)
Total benefits and other expenses	16,901	13,735	17,555	3,166	23.1	(3,820)	(21.8)
Pretax income	2,415	2,588	871	(173)	(6.7)	1,717	197.1
Income tax expense (benefit)	641	(2)	1,802	643	NM**	(1,804)	NM**
Net realized capital (loss) gain	(839)	(1,701)	1,519	862	50.7	(3,220)	(212.0)
Net income (loss)	$935	889	588	$46	5.2%	$301	51.2%
Capital and Surplus:
Change in unrealized capital gain (loss)	$346	(423)	(125)	$769	181.8%	$(298)	(238.4)%
Other change in capital & surplus	(336)	(400)	2,792	64	16.0	(3,192)	(114.3)
Net change in capital & surplus	$945	66	3,255	$879	1,331.8%	$(3,189)	(98.0)%
*Includes premiums and annuity and supplementary contract considerations.
**Not meaningful
Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Individual Annuities
Deposits	$16,986	13,439	13,226	3,547	26.4%	213	1.6%
In-force	146,794	139,294	141,131	7,500	5.4%	(1,837)	(1.3)%
Deposits and in-force amounts in the table above are for direct and assumed business. Deposits reflect amounts collected on both new and renewal business. In-force represents account values of the annuity contracts. In 2023, sales of our fixed-indexed annuity products were higher than the prior year due to the 2023 sales promotion. In 2022, sales of our fixed-indexed annuity products were higher than the prior year due to impacts of increasing interest rates and strong sales for Allianz 222® due to a 2022 sales promotion.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Change in Key Market Factors
Our Individual Annuities segment is impacted by various market impacts which are summarized below:

	Year ended December 31,			% change
	2023	2022	2021	2023 - 2022	2022 - 2021
Stock Index
S&P 500	24.23%	(19.44)%	26.89%	43.67%	(46.33)%
NASDAQ 100	53.81%	(32.97)%	26.63%	86.78%	(59.60)%
BUDBI	7.97%	(13.57)%	6.35%	21.54%	(19.92)%
BUDBI II	6.81%	(10.80)%	4.60%	17.61%	(15.40)%

	As of December 31,			Basis point (bps) change
	2023	2022	2021	2023 - 2022	2022 - 2021
Interest Rates
Swap rate - 10 year	3.48%	3.84%	1.58%	(36bps)	226bps
Swap rate - 20 year	3.51%	3.74%	1.76%	(23bps)	198bps
Year Ended December 31, 2023 Compared to Year Ended December 31, 2022
Overview
The Individual Annuities segment net increase in capital and surplus was driven by spread margin from Fixed-indexed annuities, and impacts from positive equity markets.
Income
•Premium and annuity considerations: Premium and annuity considerations increased primarily due to higher fixed-indexed annuity premium driven by competitive product features and a 2023 sales promotion.
•Net investment income: Net investment income increased slightly due to growth in the fixed-indexed annuity block of business and higher yielding assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased primarily due to ceded Modco activity including reserves, investment income, option values and realized gains & losses as a result of favorable market activity.
•Fees from separate accounts: Fees from separate accounts decreased primarily due to lower separate account assets on the traditional variable annuity block of business due to a decline in the block of business as these products are no longer sold.
•Other income: Other income increased primarily due to derivative income on interest rate swaps that hedge variable annuities, primarily driven by a decrease in interest rates compared to 2022.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to increases in surrenders on both the fixed and variable annuity lines of business.
•Change in aggregate reserves: Change in aggregate reserves decreased primarily due to a decrease in variable annuity reserves due to positive equity market movements, partially offset by an increase in fixed annuity reserves due to increases in premium as a result of the 2023 sales promotion.
•General and administrative and commission: General, administrative and commission expense increased due to an increase in commissions expense as a result of higher sales of fixed-indexed annuities.
•Net transfers to separate accounts: Net transfers to separate accounts is driven by new premium and offset by contractholder withdrawals, and decreased due to increased surrender benefits and withdrawals for variable annuity contracts.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

•Net realized capital (loss) gain: Net realized capital loss due to losses on derivatives hedging both fixed-indexed and variable-indexed annuity product liabilities as a result of an increase in equity markets.
Capital and Surplus
•Change in unrealized capital gain (loss): Unrealized capital gains are primarily due to gains on derivatives used to hedge product liabilities on fixed-indexed annuities, partially offset by losses on derivatives hedging variable-indexed annuities.
•Other change in capital and surplus: Other change in capital and surplus was higher in 2023 due to an increase in deferred income taxes.
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
Overview
The Individual Annuities segment net increase in capital and surplus was lower compared to the prior year due to one-time impacts of new reinsurance agreements in 2021 that covered certain fixed-indexed annuities, in addition to negative equity market impacts in 2022.
Income
•Premium and annuity considerations: Premium and annuity considerations increased primarily due to higher fixed-indexed annuity premium driven by competitive product features and a 2022 sales promotion for the Allianz 222® products.
•Net Investment Income: Net investment income decreased primarily due to decreases in fixed annuity allocated investment income due to lower reserves as a result of a coinsurance transaction in Q4 2021.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments was negative primarily due to Modco ceded reserves and Modco ceded investment income, as well as a decrease in reinsurance deferred gain impacts.
•Fees from separate accounts: Fees from separate accounts decreased primarily due to lower separate account assets on the traditional variable annuity block of business due to negative equity markets.
•Other income: Other income decreased primarily due to derivative income on interest rate swaps that hedge variable annuities, primarily driven by increasing interest rates.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders decreased primarily due to decreases in surrenders on both the fixed and variable annuity lines of business as well as decreases in death claims and annuitizations on the fixed annuity line of business. The fixed annuity decreases are also driven primarily by an increase in ceded benefits as a result of the reinsurance transaction in Q4 2021.
•Change in aggregate reserves: Change in aggregate reserves decreased primarily due to a decrease in fixed reserves due to a decrease in index crediting, partially offset by an increase in variable annuity reserves; both due to negative equity market movements.
•General and administrative and commission: General, administrative and commission expense increased due to an increase in commissions expense as a result of higher sales of fixed-indexed annuities.
•Net transfers to separate accounts: Net transfers to separate accounts is driven by new premium and offset by contractholder withdrawals, and decreased due to lower variable-indexed premium.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.
•Net realized capital (loss) gain: Net realized capital loss due to losses on derivatives hedging fixed-indexed annuities, partially offset by gains on derivatives hedging variable-indexed annuity product liabilities as a result of a decrease in equity markets.
Capital and Surplus
•Change in unrealized capital gain (loss): Unrealized capital losses are primarily due to losses on derivatives used to hedge product liabilities on fixed-indexed annuities, partially offset by gains on derivatives hedging variable-indexed annuities.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

•Other change in capital and surplus: Other change in capital and surplus was higher in 2021 due to the net deferred gain on new reinsurance agreements. Other unfavorable impacts in 2022 include a change in deferred income taxes as a result of negative hedging impacts.
Life
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Income:
Premium and annuity considerations	$1,549	1,447	1,363	$102	7.0%	$84	6.2%
Net investment income	369	328	259	41	12.5	69	26.6
Ceded reinsurance reserve and expense adjustments	13	(21)	(23)	34	161.9	2	8.7
Other income	6	(1)	3	7	700.0	(4)	(133.3)
Total income	1,937	1,753	1,602	184	10.5	151	9.4
Benefits and other expenses:
Policyholder benefits and surrenders	310	232	194	78	33.6	38	19.6
Change in aggregate reserves	1,340	869	1,216	471	54.2	(347)	(28.5)
General and administrative and commission	420	389	386	31	8.0	3	0.8
Total benefits and other expenses	2,070	1,490	1,796	580	38.9	(306)	(17.0)
Pretax income (loss)	(133)	263	(194)	(396)	(150.6)	457	235.6
Income tax expense (benefit)	(35)	—	(401)	(35)	NM*	401	100.0
Net realized capital (loss) gain	41	(297)	337	338	113.8	(634)	(188.1)
Net (loss) income	$(57)	(34)	544	$(23)	(67.6)%	$(578)	(106.3)%
Capital and Surplus:
Change in unrealized capital gain (loss)	$167	(95)	(9)	$262	275.8%	$(86)	(955.6)%
Other change in capital & surplus	(2)	(14)	1	12	85.7	(15)	(1,500.0)
Net change in capital & surplus	$108	(143)	536	$251	175.5%	$(679)	(126.7)%
*Not meaningful
Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Life
First year and renewal premiums	$1,623	1,510	1,426	$113	7.5%	$84	5.9%
In-force	87,611	78,274	62,372	9,337	11.9	15,902	25.5
First year and renewal premiums and in-force amounts in the table above are for direct and assumed business. In-force amounts represent life insurance in-force on our FIUL business and certain universal life, and term life business. The continued increase in first year and renewal premiums in 2023, 2022 and 2021 is a result of continued product enhancements and overall strong product proposition. The movement of in-force, year over year, is primarily driven by policyholder activity. Increases are driven by new business, and decreases are driven by policyholder charges, surrenders, and claims.
Year Ended December 31, 2023 Compared to Year Ended December 31, 2022
Overview
The Life segment net change in capital and surplus increased primarily due to gains on derivatives, partially offset by higher aggregate reserve impacts driven by higher index credits due to favorable equity markets.
Income
•Premium and annuity considerations: Premiums and annuity considerations increased as a result of an increase in first year and renewal premiums on Life Pro Plus Advantage® due to a growing block of business.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

•Net investment income: Net investment income increased primarily due to an increase in Life average invested assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased as a result of ceded modified coinsurance reserves on certain Life products.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in surrender and death claim activity on a growing block of business.
•Change in aggregate reserves: Change in aggregate reserves increased due to the Life Voluntary Reserve that was established in 2023 and higher index credits as a result of the positive equity market performance in 2023, partially offset by a decrease in reserves for surrenders.
•General and administrative and commission: General and administrative and commission expense increased due to an increase in first year and renewal commissions which is consistent with premium production, as well as an increase in allocated expenses.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.
•Net realized capital (loss) gain: Net realized capital gain increased due to gains on derivatives used to hedge Life product liabilities as a result of positive equity markets in 2023.
Capital and Surplus
•Change in unrealized capital gain (loss): Change in unrealized capital gain increased due to derivatives hedging the Life product liabilities as a result of positive equity markets in 2023.
•Other change in capital and surplus: Other change in capital and surplus has a limited impact on the Life Segment.
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
Overview
The Life segment net change in capital and surplus decreased primarily due to tax impacts and capital losses on derivatives driven by negative equity markets, partially offset by lower aggregate reserve impacts driven by lower index credits.
Income
•Premium and annuity considerations: Premiums and annuity considerations increased as a result of an increase in first year and renewal premiums on Life Pro Plus Advantage® due to a growing block of business.
•Net investment income: Net investment income increased primarily due to an increase in Life average invested assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased slightly as a result of ceded modified coinsurance reserves on certain Life products.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in surrender and death claim activity on a growing block of business.
•Change in aggregate reserves: Change in aggregate reserves decreased due to lower index credits as a result of the negative equity market performance in 2022, partially offset by an increase in premiums.
•General and administrative and commission: General and administrative and commission expense increased primarily due to an increase in allocated expenses.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.
•Net realized capital (loss) gain: Net realized capital loss increased due to losses on derivatives used to hedge Life product liabilities as a result of negative equity markets in 2022.
Capital and Surplus
•Change in unrealized capital gain (loss): Change in unrealized capital losses increased due to an increase in losses on derivatives hedging the Life product liabilities as a result of negative equity markets in 2022.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

•Other change in capital and surplus: Other change in capital and surplus has a limited impact on the Life Segment.

Legacy
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Income:
Premium and annuity considerations	$178	169	162	$9	5.3%	$7	4.3%
Net investment income	164	160	140	4	2.5	20	14.3
Ceded reinsurance reserve and expense adjustments	6	7	6	(1)	(14.3)	1	16.7
Other income	3	(1)	2	4	400.0	(3)	(150.0)
Total income	351	335	310	16	4.8	25	8.1
Benefits and other expenses:
Policyholder benefits and surrenders	141	117	98	24	20.5	19	19.4
Change in aggregate reserves	277	220	311	57	25.9	(91)	(29.3)
General and administrative and commission	55	20	52	35	175.0	(32)	(61.5)
Net transfers to separate accounts	(1)	(2)	(2)	1	50.0	—	—
Total benefits and other expenses	472	355	459	117	33.0	(104)	(22.7)
Pretax (loss) income	(121)	(20)	(149)	(101)	(505.0)	129	86.6
Income tax expense (benefit)	(32)	—	(310)	(32)	NM*	310	100.0
Net realized capital gain (loss)	1	12	—	(11)	(91.7)	12	NM*
Net (loss) income	$(88)	(8)	161	$(80)	(1,000.0)%	$(169)	(105.0)%
Capital and Surplus:
Change in unrealized capital gain (loss)	$9	3	(8)	$6	200.0%	$11	137.5%
Other change in capital & surplus	45	(7)	1	52	742.9	(8)	(800.0)
Net change in capital & surplus	$(34)	(12)	154	$(22)	(183.3)%	$(166)	(107.8)%
*Not meaningful
Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Legacy
Gross premiums written	$277	266	258	$11	4.1%	$8	3.1%
In-force	2,248	2,421	2,611	(173)	(7.1)	(190)	(7.3)
Gross premium written in the table above are for direct and assumed business. Gross premiums written reflect premiums collected on renewal business. There are no new premiums as these are closed blocks of business. Gross premiums written remained relatively consistent in 2023 and 2022 with small movements due to assumed premium and rate increases outpacing decrements within LTC products. In-force amounts represent gross life insurance within our Special Markets products. The continued decline in in-force volume is attributable to the Legacy segment being a closed block of business.
Year Ended December 31, 2023 Compared to Year Ended December 31, 2022
Overview
The Legacy segment unfavorable change in capital and surplus was driven by higher deficiency reserves and increases in policyholder benefits as well as general and administrative expenses.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Income
•Premium and annuity considerations: Premium increased driven by assumed premium and policy rate increases outpacing decrements within LTC products.
•Net investment income: Net investment income increased driven by slight growth in LTC reserves on the aging block of business and higher allocated yields.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased driven by higher paid claims on the LTC block business.
•Change in aggregate reserves: Change in aggregate reserves increased driven by an increase in premium deficiency claim reserves in 2023, partially offset by a lower increase in active life reserves.
•General and administrative and commission: General, administrative and commission expense increased due to an increase in TPA administrative expenses on LTC.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.
Capital and Surplus
•Change in unrealized capital gain (losses): Change in unrealized capital gains increased driven by unrealized gains on credit default swaps.
•Other change in capital and surplus: Other change in capital and surplus was driven by a prior year error correction recorded in 2023.
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
Overview
The Legacy segment unfavorable change in capital and surplus was driven by decrease in tax benefit as compared to the prior year, partially offset by lower deficiency reserves.
Income
•Net investment income: Net investment income increased driven by growth in LTC reserves and higher allocated yields.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased driven by higher paid claims on the LTC block business.
•Change in aggregate reserves: Change in aggregate reserves decreased driven by lower increase in LTC premium deficiency reserves in 2022.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.
Capital and Surplus
•Change in unrealized capital gain (losses): Change in unrealized capital gains increased driven by unrealized gains on credit default swaps.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Dividends

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Capital and Surplus:
Dividends to parent	$(500)	(4,100)	(900)	$3,600	12.2%	$(3,200)	(455.6)%
We are required to meet minimum statutory capital and surplus requirements. Our statutory capital and surplus as of December 31, 2023 and 2022, were in compliance with these requirements. The maximum amount of ordinary dividends that can be paid by Minnesota insurance companies to the stockholder without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its prior year-end statutory surplus, or the net gain from operations before net realized capital gain of the insurer for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $1,587 can be paid in 2024 without prior approval of the Commissioner of Commerce.
Financial Condition
Investment Strategy
Our investment strategy focuses on diversification by asset class. We seek to achieve economic diversification, while limiting overall credit and liquidity risks. We attempt to mitigate these credit and liquidity risks by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. We also consider all relevant objective information available in estimating the cash flows related to structured securities. We actively monitor and manage exposures, and determine whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by our risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management. We also have an asset-liability management strategy to align cash flows and duration of the investment portfolio with contractholder liability cash flows and duration.
The following table presents the investment portfolio at December 31:

	2023		2022
	Carrying value	% of total	Carrying value	% of total
Bonds	$89,197	73.6%	$89,143	77.2%
Stocks	323	0.3	251	0.2
Investment in subsidiaries	1,442	1.2	1,442	1.2
Mortgage loans on real estate	18,115	15.0	17,728	15.3
Real estate	92	0.1	82	0.1
Cash and cash equivalents	3,431	2.8	2,232	1.9
Policy loans	509	0.4	309	0.3
Derivative assets	3,278	2.7	973	0.8
Other invested assets	4,754	3.9	3,504	3.0
Total cash and invested assets	$121,141	100.0%	$115,664	100.0%
Bonds
Refer to Note 5 of the audited Statutory Financial Statements for information regarding the nature of our portfolio of bonds. The tables below presents the NAIC rating for the Company's bond portfolio at December 31, 2023 and 2022.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

	2023
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$46,990	57.2%	$50,969	57.1%
2	33,518	40.8	36,377	40.9
Investment grade	80,508	98.0	87,346	98.0
3	1,349	1.6	1,434	1.6
4	304	0.4	348	0.4
5	33	—	40	—
6	29	—	29	—
Below investment grade	1,715	2.0	1,851	2.0
Total	$82,223	100.0%	$89,197	100.0%

	2022
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$43,251	55.3%	$48,893	54.8%
2	33,223	42.4	38,251	43.0
Investment grade	76,474	97.7	87,144	97.8
3	1,484	1.9	1,648	1.8
4	234	0.3	264	0.3
5	75	0.1	84	0.1
6	2	—	3	—
Below investment grade	1,795	2.3	1,999	2.2
Total	$78,269	100.0%	$89,143	100.0%
Sub-prime and Alt-A Mortgage Exposure
Sub-prime lending is the origination of loans to customers with weaker credit profiles. Due to the high quality of our mortgage-backed securities, and the lack of sub-prime loans in the securities, we do not have a material exposure to sub-prime or Alt-A mortgages in those holdings. Alt-A loans are defined as any security backed by residential mortgage collateral which is not clearly identifiable as prime or sub-prime.
Commercial Mortgage-backed, Asset-backed, and Residential Mortgage-backed Securities
Commercial mortgage-backed securities (CMBS) represent pools of commercial mortgages that are broadly diversified across property types and geographical areas. The following table summarizes our exposure to CMBS holdings by NAIC class and vintage year as of December 31:

	2023
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$4,084	100.0%	2023	$209	5.1%
2	2	—	2022	105	2.6
3	1	—	2021	599	14.7
4	—	—	2020	205	5.0
5	—	—	2019 and prior	2,969	72.6
6	—	—		$4,087	100.0%
	$4,087	100.0%

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

	2022
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$5,093	100.0%	2022	$11	0.2%
2	1	—	2021	557	10.9
3	2	—	2020	208	4.1
4	—	—	2019	955	18.7
5	—	—	2018 and prior	3,365	66.1
6	—	—		$5,096	100.0%
	$5,096	100.0%
Asset backed security (ABS) holdings consist primarily of aircraft leases, credit card receivables and other asset-backed securities that meet specific criteria, such as credit quality, insurance requirements, or other limits.
The following table summarizes our exposure to other ABS holdings by NAIC class and vintage year as of December 31:

	2023
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$8,491	79.9%	2023	$2,812	26.4%
2	1,836	17.3	2022	2,271	21.4
3	145	1.4	2021	3,219	30.3
4	94	0.9	2020	613	5.8
5	30	0.3	2019 and prior	1,707	16.1
6	26	0.2		$10,622	100.0%
	$10,622	100.0%

	2022
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$6,556	74.0%	2022	$2,782	31.4%
2	2,028	22.9	2021	3,476	39.2
3	146	1.6	2020	593	6.7
4	50	0.6	2019	519	5.9
5	79	0.9	2018 and prior	1,489	16.8
6	—	—		$8,859	100.0%
	$8,859	100.0%
Non-agency residential mortgage-backed securities (NA RMBS) are backed by pools of residential mortgage loans made to non-prime borrowers, diversified across geographies.
The following table summarizes our exposure to NA RMBS holdings by NAIC class and vintage year as of December 31:

	2023
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$141	84.4%	2023	$—	—%
2	6	3.6	2022	—	—
3	1	0.6	2021	—	—
4	8	4.8	2020	—	—
5	9	5.4	2019 and prior	167	100.0
6	2	1.2		$167	100.0%
	$167	100.0%

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

	2022
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$170	87.6%	2022	$—	—%
2	5	2.6	2021	—	—
3	4	2.1	2020	—	—
4	9	4.6	2019	—	—
5	4	2.1	2018 and prior	194	100.0
6	2	1.0		$194	100.0%
	$194	100.0%
Unrealized investment losses on bonds, for investment grade (NAIC classes 1-2) and below investment grade (NAIC classes 3-6) securities by duration are as follows at December 31:

	2023
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below carrying value	$154	1.9%	$9	0.1%
More than twelve months below carrying value	7,611	96.1	154	1.9
Total	$7,765	98.0%	$163	2.0%

	2022
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below carrying value	$8,543	75.6%	$102	0.9%
More than twelve months below carrying value	2,548	22.5	114	1.0
Total	$11,091	98.1%	$216	1.9%
See Note 5 of the audited Statutory Financial Statements for additional disclosures in regards to unrealized investment losses on bonds.
Other-than-temporary impairments, by market sector, for impairments included in the Statutory Statements of Operations, were as follows at December 31:

	2023		2022
	Impairment	No. of Securities	Impairment	No. of Securities
Partnerships	$2	2	$—	1
Commercial mortgage loans	46	4	48	1
Corporate securities	73	46	84	58
Total	$121	52	$132	60
Refer to Note 6 of the audited Statutory Financial Statements for information regarding the fair value and fair value hierarchy level of our financial instruments.
Mortgage Loans on Real Estate
See Note 5 of the audited Statutory Financial Statements and Schedules for information regarding Mortgage Loans on Real Estate.
Loan-to-value (LTV) and debt service coverage (DSC) ratios are common measurements used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at the time of origination, is the percentage of the loan amount relative to the value of the underlying property. The DSC ratio, based upon the most recently received financial statements from the debtor, is calculated as the amount of the property’s net income divided by the debt service payments.
See Note 5 of the audited Statutory Financial Statements for additional information relating to LTV and DSC ratios.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Properties collateralizing mortgage loans are geographically dispersed throughout the United States as follows at December 31:

	2023		2022
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Commercial mortgage loans by region
East North Central	$1,408	8.6%	$1,429	9.0%
East South Central	561	3.4	448	2.8
Middle Atlantic	1,384	8.5	1,303	8.2
Mountain	1,849	11.4	1,645	10.4
New England	603	3.7	576	3.6
Pacific	4,397	27.0	4,439	28.0
South Atlantic	3,518	21.6	3,574	22.5
West North Central	1,045	6.4	984	6.2
West South Central	1,516	9.3	1,457	9.2
Total commercial mortgage loans	$16,281	100.0%	$15,855	100.0%

	2023		2022
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Residential mortgage loans by region
East North Central	$133	7.2%	$139	7.4%
East South Central	35	1.9	30	1.6
Middle Atlantic	424	23.1	441	23.5
Mountain	168	9.2	181	9.7
New England	106	5.8	115	6.1
Pacific	584	31.8	587	31.3
South Atlantic	266	14.5	269	14.4
West North Central	11	0.6	12	0.6
West South Central	107	5.8	100	5.3
Total residential mortgage loans	$1,834	100.0%	$1,873	100.0%
Properties collateralizing commercial mortgage loans are diversified by property type as follows at December 31:

	2023		2022
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Mortgage loans by property type
Industrial	$3,169	19.5%	$3,018	19.0%
Retail	2,325	14.3	2,480	15.6
Office	4,587	28.2	4,748	29.9
Apartments	6,200	38.0	5,609	35.5
Total	$16,281	100.0%	$15,855	100.0%
Liquidity and Capital Resources
Overview
The Company’s liquidity requirements are generally met through funds provided by investment income, receipt of insurance premiums, M&E fees and benefit rider income, maturities and sales of investments, reinsurance recoveries, and capital contributions from Allianz SE, as needed.
The Company has access to funding through securities lending under which the Company lends bonds and receives cash collateral and short term securities in an amount in excess of the fair value of the securities loaned.
The Company is a member of the Federal Home Loan Bank (FHLB) of Des Moines, which provides access to collateralized borrowings. Funding from the FHLB is collateralized with bonds from the Company’s general account investment portfolio.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Reinsurance may play a key role in funding the Company’s continued growth, and may be utilized for any product for which there is significant uncertainty related to future claims experience. Moreover, the Company is generally risk adverse for its smaller lines of business, and predictability of future profitability takes precedence over retaining a large percentage of risk.
The Company does not utilize the capital markets as a source of capital. Should the need for capital arise, the Company may obtain capital contributions from Allianz SE as an alternative source of funding. If capital infusions are deemed necessary, the Company obtains prior approval by the Department, as appropriate.
The primary uses of funds are policy benefits, commissions, other product-related acquisition costs, investment purchases, operating expenses, and dividends to AZOA. The Company routinely reviews its sources and uses of funds in order to meet its ongoing obligations.
Financial Ratings and Strength
•Standard & Poor’s    AA (Very Strong)
•Moody’s        Aa3 (Strong)
•AM Best        A+ (Superior)
Financial strength ratings are based upon an independent review of the Company, its ultimate parent (Allianz SE), subsidiaries, and the industry in which the Company operates. Each rating agency assigns ratings based on an independent review and takes into account a variety of factors to arrive at its final rating. Ratings are subject to change and there can be no assurance that the ratings afforded to the Company in the future will be consistent with historical ratings.
Cash Flows
The following table sets forth information from our Statutory Statements of Cash Flows for the years ended December 31:

	2023	2022	2021
Net cash provided by (used in) operating activities	$4,311	5,205	(4,241)
Net cash (used in) provided by investing activities	(2,644)	24	5,538
Net cash (used in) provided by financing and miscellaneous activities	(468)	(6,212)	1,008
Net change in cash, cash equivalents, and short-term investments	$1,199	(983)	2,305
We have the funds necessary to meet the capital requirements of all states in which we do business, and to support our operations.
The decrease in net cash provided by operating activities in 2023 as compared to 2022 is primarily due to an increase in benefits and loss-related payments as a result of higher surrender activity and commissions and expenses, partially offset by an increase in premiums. The increase in net cash provided by operating activities in 2022 as compared to 2021 is primarily due to a decrease in benefits and loss-related payments as a result of ceded coinsurance reserves in 2021. These impacts were partially offset by an increase in premiums, higher commission and expense allowances on reinsurance ceded, and continued growth in investment income due to higher invested assets driven by positive cash flows.
The increase in net cash used in investing activities in 2023 as compared to 2022 is driven by lower net bond sales, and a decrease in proceeds from hedging results driven by market impacts. The decrease in net cash provided by investing activities in 2022 as compared to 2021 is similarly driven by lower net bond sales, and a decrease in proceeds from hedging results driven by market impacts.
The decrease in net cash used in financing and miscellaneous activities in 2023 compared to 2022 is primarily driven by a decrease in dividends paid to AZOA. The increase in net cash used in financing and miscellaneous activities in 2022 compared to 2021 is primarily driven by an increase in dividends paid to AZOA.
Risk-Based Capital

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

See Note 17 of the audited Statutory Financial Statements for information regarding the Risk-Based Capital (RBC). The Company's RBC ratio significantly exceeds required minimum thresholds as of December 31, 2023 and 2022.
Commitments & Contingencies
The Company has guarantees to provide for the maintenance of certain subsidiary’s regulatory capital and surplus levels and has limited partnerships and private placement investments that require a commitment of capital. See Note 21 of the audited Statutory Financial Statements for information regarding commitments and contingencies.
The Company has mortgage notes payable; see Note 7 of the audited Statutory Financial Statements for additional information.
The Company has contractual obligations in the form of Policyholder liabilities; see Notes 12 through 14 of the audited Statutory Financial Statements for additional information regarding our annuity and life actuarial reserves, deposit liabilities, and separate accounts.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet transactions, arrangements or other relationships that management believes would be reasonably likely to have a material effect on the Company’s liquidity or capital position.
The Company utilizes derivatives for which the company is either required to settle variation margin or post collateral; see Note 5 of the audited Statutory Financial Statements for additional information regarding derivative collateral management.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Item 11(j).
Quantitative and Qualitative Disclosures about Market Risk
Market risk is the risk of the loss of fair value resulting from adverse changes in market rates and prices, such as interest rates and equity prices. Market risk is directly influenced by the volatility and liquidity in the markets in which the related underlying financial instruments are traded. Refer to Note 4 of the audited Statutory Financial Statements for additional details on how we mitigate our market exposure risk and our overall risk management practices.
Sensitivity Analysis
To assess the impact of changes in interest rate and equity markets, we perform sensitivity tests. Sensitivity tests measure the instantaneous impact of a single hypothetical interest rate or equity price change on our income, or fair value of an asset or liability, while holding all other rates or prices constant. To assess interest rate risk, we perform a sensitivity test which instantaneously shocks interest rates across all maturities by a hypothetical 50 bps. To assess equity risk, we perform a sensitivity test which instantaneously shocks all equity prices by a hypothetical 15%.
Interest Rate Risk
One means of assessing exposure to interest rate changes is to measure the potential change in the statutory value of an asset due to a hypothetical change in interest rates of 50 bps across all maturities. We noted that under this model, with all other factors remaining constant, a 50 bps increase in interest rates would cause our post-tax income to decrease by $13 as of December 31, 2023.
We also examined the impact on post-tax income due to a hypothetical decrease in interest rates of 50 bps across all maturities. Under this model, with all other factors being constant, we estimated that such a decline would cause our post-tax income to decrease by $24 as of December 31, 2023. Note that the impacts referenced reflect the net hedge impact and do not include any economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.
Equity Market Risk
One means of assessing exposure to changes in equity market prices is to estimate the potential changes in post-tax income from a hypothetical change in equity market prices of 15%. Under this model, with all other factors constant, we estimated that a decrease in equity market prices would cause our post-tax income to decrease by $160, while an increase in equity market prices would cause our post-tax income to increase by $90 based on our equity exposure as of December 31, 2023. Note that the impacts referenced reflect the net hedge impact and do not include any economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Financial Statements
December 31, 2023 and 2022
(With Report of Independent Auditors Thereon)

Report of Independent Auditors

To the Board of Directors of Allianz Life Insurance Company of North America

Opinions

We have audited the accompanying statutory financial statements of Allianz Life Insurance Company of North America (the "Company"), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, of capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Statutory Financial Statements as of December 31, 2023

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
April 8, 2024

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2023 and 2022
(Dollars in millions, except share data)

Admitted Assets	2023	2022
Cash and invested assets:
Bonds	$89,197	89,143
Stocks	323	251
Investment in subsidiaries	1,442	1,442
Mortgage loans on real estate	18,115	17,728
Real estate	92	82
Cash, cash equivalents and short-term investments	3,431	2,232
Policy loans	509	309
Derivative assets	3,278	973
Other invested assets	4,754	3,504
Total cash and invested assets	121,141	115,664
Investment income due and accrued	1,471	1,273
Current federal and foreign income tax recoverable	583	270
Deferred tax asset, net	564	379
Other assets	1,326	1,035
Admitted assets, exclusive of separate account assets	125,085	118,621
Separate account assets	52,781	43,502
Total admitted assets	$177,866	162,123
See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2023 and 2022
(Dollars in millions, except share data)

Liabilities and Capital and Surplus	2023	2022
Policyholder liabilities:
Life policies and annuity contracts	$91,114	98,386
Accident and health policies	2,666	2,440
Deposit-type contracts	3,842	4,233
Life policy and contract claims	24	10
Accident and health policy and contract claims	24	22
Funds held under reinsurance treaties	10,034	139
Other policyholder funds	188	138
Total policyholder liabilities	107,892	105,368
Interest maintenance reserve	93	172
General expenses due and accrued	174	196
Due from separate accounts	(1,325)	(751)
Current income taxes payable	66	102
Borrowed money	2,515	2,010
Asset valuation reserve	1,442	1,266
Derivative liabilities	2,835	747
Other liabilities	4,359	2,996
Liabilities, exclusive of separate account liabilities	118,051	112,106
Separate account liabilities	52,781	43,502
Total liabilities	170,832	155,608
Capital and surplus:
Class A, Series A preferred stock, $1 par value. Authorized, issued, and outstanding, 8,909,195 shares; liquidation preference of $0 and $10 at December 31, 2023 and 2022, respectively	9	9
Class A, Series B preferred stock, $1 par value. Authorized, 10,000,000 shares; issued and outstanding, 9,994,289 shares; liquidation preference of $0 and $12 at December 31, 2023 and 2022, respectively	10	10
Common stock, $1 par value. Authorized, 40,000,000 shares; issued and outstanding, 20,000,001 shares at December 31, 2023 and 2022, respectively	20	20
Additional paid-in capital	3,676	3,676
Special surplus funds	(13)	(301)
Unassigned surplus	3,332	3,101
Total capital and surplus	7,034	6,515
Total liabilities and capital and surplus	$177,866	162,123

See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Operations
Years ended December 31, 2023, 2022, and 2021
(Dollars in millions)

	2023	2022	2021
Income:
Premiums and annuity considerations	$17,503	14,288	14,125
Consideration for supplementary contracts	130	139	166
Net investment income	4,822	4,544	4,866
Commissions and expense allowances on reinsurance ceded	736	649	1,093
Reserve adjustments related to reinsurance ceded	(2,271)	(1,194)	(454)
Fees from separate accounts	436	488	574
Other	248	(503)	(32)
Total income	21,604	18,411	20,338
Benefits and other expenses:
Policyholder benefits	1,860	1,846	2,076
Surrenders	10,584	6,653	8,800
Change in aggregate reserves and deposit funds	3,482	3,113	4,316
Commissions and other agent compensation	1,820	1,539	1,480
General and administrative expenses	862	697	715
Net transfers to separate accounts	834	1,732	2,424
Total benefits and other expenses	19,442	15,580	19,811
Income from operations before federal income taxes and net realized capital gain	2,162	2,831	527
Income tax expense (benefit)	574	(2)	1,091
Net income (loss) from operations before net realized capital gain	1,588	2,833	(564)
Net realized capital (loss) gain, net of taxes and interest maintenance reserve	(797)	(1,986)	1,856
Net income	$791	847	1,292

See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Capital and Surplus
Years ended December 31, 2023, 2022, and 2021
(Dollars in millions)

	2023	2022	2021
Capital and surplus at beginning of year	$6,515	10,705	7,661
Change due to correction of accounting error (Note 3)	34	—	40
Adjusted balance at beginning of year	6,549	10,705	7,701
Net income	791	847	1,292
Change in unrealized capital gain (loss)	522	(516)	(142)
Change in net deferred income tax	235	54	215
Change in asset valuation reserve	(176)	(118)	(165)
Dividends paid to parent	(500)	(4,100)	(900)
Change in unamortized gain on reinsurance transactions	(305)	(254)	2,737
Other changes in capital and surplus	(82)	(103)	(33)
Capital and surplus at end of year	$7,034	6,515	10,705

See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flow
Years ended December 31, 2023, 2022, and 2021
(Dollars in millions)

	2023	2022	2021
Cash flow from operating activities:
Revenues:
Premiums and annuity considerations, net	$15,681	14,427	14,291
Net investment income	4,663	4,352	5,069
Commissions and expense allowances on reinsurance ceded	431	333	385
Fees from separate accounts	436	488	574
Other	9	148	256
Cash provided by operating activities	21,220	19,748	20,575
Benefits and expenses paid:
Benefit and loss-related payments	11,632	9,619	19,238
Net transfers to separate accounts	1,408	1,849	2,766
Commissions, expenses paid, and aggregate write-ins for deductions	3,036	2,459	2,119
Income tax paid, net	833	616	709
Other	—	—	(16)
Cash used in operating activities	16,909	14,543	24,816
Net cash provided by (used in) operating activities	4,311	5,205	(4,241)
Cash flow from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	14,591	19,619	30,622
Stocks	144	98	282
Mortgage loans	781	1,403	1,806
Real estate	1	5	3
Other invested assets	157	154	81
Derivatives	—	—	1,213
Miscellaneous proceeds	264	893	35
Cash provided by investing activities	15,938	22,172	34,042
Cost of investments acquired:
Bonds	14,777	15,529	24,350
Stocks	219	107	292
Mortgage loans	1,223	2,030	3,347
Real estate	12	11	17
Other invested assets	956	549	408
Derivatives	410	3,881	—
Miscellaneous applications	785	—	78
Cash used in investing activities	18,382	22,107	28,492
Net increase in policy loans and premium notes	200	41	12
Net cash (used in) provided by investing activities	(2,644)	24	5,538
Cash flow from financing and miscellaneous activities:
Change in borrowed money	500	—	500
Payments on deposit-type contracts and other insurance liabilities, net of deposits	(1,135)	(1,203)	(1,264)
Dividends paid to parent	(500)	(4,100)	(900)
Other cash provided (used)	667	(909)	2,672
Net cash (used in) provided by financing and miscellaneous activities	(468)	(6,212)	1,008
Net change in cash, cash equivalents, and short-term investments	1,199	(983)	2,305
Cash, cash equivalents, and short-term investments:
Beginning of year	2,232	3,215	910
End of year	$3,431	2,232	3,215
See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(1)    Organization and Nature of Operations
Allianz Life Insurance Company of North America (the Company) is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA or parent company), which is a wholly-owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company’s ultimate parent. The Company has a wholly-owned life insurance company subsidiary, Allianz Life Insurance Company of New York (AZNY). The Company also wholly owns a captive reinsurer, Allianz Life Insurance Company of Missouri (AZMO).
The Company is a life insurance company licensed to sell annuity, group and individual life, and group and individual accident and health policies in the United States, Canada, and several U.S. territories. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of fixed-indexed, variable-indexed, variable, and fixed annuities. The life business consists of both individual and group life. Life business includes products with guaranteed premiums and benefits and consists principally of fixed-indexed universal life (FIUL) policies and closed blocks of universal life policies, term insurance policies, and limited payment contracts. Accident and health business is primarily comprised of closed blocks of long-term care (LTC) insurance. The Company’s primary distribution channels are through independent agents, broker-dealers, banks, and third-party marketing organizations.
After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubt concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies
(a)    Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP), without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:
(1)    Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations on a straight-line basis over the expected term of the related contracts.
(2)    Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.
(3)    Certain reinsurance transactions, primarily used for annuity business, are recognized as reinsurance for statutory purposes only.
(4)    Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(5)    The Company reinsures a portion of its in-force block of business through several reinsurance agreements. Under NAIC SAP, the after-tax gains associated with these indemnity reinsurance transactions are recorded in Unassigned surplus and recognized through income as future earnings of the books of business emerge. Under U.S. GAAP, the pretax gains associated with such transactions that qualify as reinsurance, are deferred as liabilities and are amortized into operations over the revenue-producing period of the policies.
(6)    Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity.
(7)    Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are generally recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.
(8)    Investments in subsidiaries are carried at net equity values as prescribed by the NAIC. Changes in equity values are reflected in Unassigned surplus within the Statutory Statements of Capital and Surplus as credits or charges to Unassigned surplus. Under U.S. GAAP, wholly owned subsidiary results are consolidated.
(9)    The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses, net of tax, resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.
(10)    Canadian asset and liability amounts are expressed in Canadian dollars without foreign exchange translation into U.S. dollars. A net foreign currency translation adjustment is recorded within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with an offset to Other changes in capital and surplus within the Statutory Statements of Capital and Surplus. Under U.S. GAAP, Canadian assets and liabilities are converted to U.S. dollars, with any translation adjustment recorded to stockholder’s equity.
(11)    Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, investments in unaudited subsidiary, controlled, and affiliated (SCA) entities, electronic data processing (EDP) software, portions of goodwill, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, and portions of DTAs. There is no such concept under U.S. GAAP.
(12)    A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.
(13)    Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(14)    Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.
(15)    Derivatives are reported at fair value in accordance with SSAP No. 86, Derivatives (SSAP No. 86) and SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees (SSAP No. 108). See additional information in section (k) of this note and note 5. Changes in the fair value of derivatives, except those reported under SSAP No. 108, are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. For derivatives reported under SSAP No. 108, changes in fair value are recognized as net deferred assets or liabilities within Other assets or Other liabilities, respectively, in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, for fluctuations in fair value that do not offset the changes in the hedged item. The deferred asset or liability is amortized over the timeframe required under SSAP No. 108. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as part of operating income and the hedged derivatives are carried at fair value. In addition, the effective and ineffective portions of a hedge are accounted for separately.
(16)    Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs to the extent recoverable.
(17)    The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.
(18)    The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.
(19)    The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.
(20)    Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.
(21)    Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.
(22)    Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.
(23)    For certain annuity products with a market value adjustment feature sold to Minnesota residents (MN MVA) and variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Permitted and Prescribed Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted or prescribed practices that differ from NAIC SAP that had an impact on net income or surplus as of December 31, 2023, 2022, and 2021.
The Company’s subsidiary, AZMO, has adopted an accounting practice that is prescribed by the Department of Insurance, Financial Institutions, and Professional Registration of the State of Missouri (the Missouri Department). The effect of the accounting practice allows a letter of credit to be carried as an admitted asset. The balance of the letter of credit asset at December 31, 2023 and 2022 was $99 and $117, respectively. Under NAIC SAP, this letter of credit would not be allowed as an admitted asset.
This prescribed practice does not impact the net income of AZMO and results in increases to surplus of $99 and $117 as of December 31, 2023 and 2022, respectively. The Company’s carrying value of its investment in AZMO per the audited statutory surplus was $391 and $395, and the carrying value of its investment in AZMO would have been $292 and $278 if AZMO had completed Statutory Financial Statements in accordance with the NAIC SAP as of December 31, 2023 and 2022, respectively. AZMO maintains an adequate amount of surplus such that if it had not adopted the prescribed practice, surplus would still exceed the risk-based capital requirements.
(c)    Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2023 and 2022, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
(d)    Premiums and Annuity Considerations
Life premiums are recognized as income over the premium paying period of the related policies. Nondeposit-type annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.
(e)    Aggregate Reserves for Life Policies and Annuity Contracts
Reserves are principally calculated as the minimum reserves permitted by the state where the contract is issued for the year in which the contract is issued.
For the Company’s fixed annuity product lines, reserves are calculated using CARVM. The Company uses both issue year and change in fund basis for the calculation method, on a curtate basis, using the maximum allowable interest rate. Deferred fixed-interest and fixed-indexed annuities typically have a two-tier structure to encourage annuitization, or a single-tier structure, which may include a market value adjustment. Either two-tier or single-tier annuities may include bonuses.
For the Company’s variable and variable-indexed annuity product lines, reserves are calculated using VM-21, Requirements for Principle-Based Reserves for Variable Annuities (VM-21). Variable deferred annuities include a wide range of guaranteed minimum death benefits and living benefits (income, accumulation, and withdrawal).
Reserves for immediate annuities are calculated using current prescribed mortality tables.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Aggregate reserves for life insurance policies are principally calculated using the Commissioners Reserve Valuation Method (CRVM) or VM-20, Requirements for Principle-Based Reserves for Life Products, depending on the policy's issue date. Additional reserves are held for supplemental benefits and for contracts with secondary guarantees, consistent with prescribed regulations and actuarial guidelines.
Statutory capital volatility arises on the FIUL products due to the timing mismatch between when changes in the Company's derivative instruments and the hedged statutory reserve are recognized in income. To reduce the Company's capital sensitivity, the Company records a voluntary reserve, which accounts for policyholder index credits that are not included in minimum reserves minus expected investment income before credits are paid (floored at zero). The Company began recording this reserve in 2023, and the balance was $302 as of December 31, 2023.
The Company performs an annual asset adequacy analysis as required by regulation covering substantially all of its reserves. These tests are not only performed under the required interest rate scenarios, but also under additional stochastically generated interest and equity growth scenarios. Sensitivity tests, including policy lapse, annuitization, maintenance expenses, and investment return, are performed to evaluate potential insufficiencies in reserve adequacy. The results of these tests and analysis resulted in $0 of additional reserves at December 31, 2023 and 2022, respectively.
(f)    Aggregate Reserves for Accident and Health Policies
For accident and health business, reserves consist of active life reserves (mainly reserves for unearned premiums and reserves for contingent benefits on individual LTC business) and claim reserves (the present value of amounts not yet due). Claim reserves represent incurred but unpaid claims under group policies. For the LTC business, the asset adequacy analysis was performed through a gross premium valuation. At December 31, 2023 and 2022, the results of these tests and analysis supported the establishment of additional reserves of $492 and $412, respectively.
(g)    Deposit-type Contracts
Deposit-type contracts represent liabilities to policyholders in a payout status, who have chosen a fixed payout option without life contingencies. The premiums and claims related to deposit-type contracts are not reflected in the Statutory Statements of Operations as they do not have insurance risk. The Company accounts for the contract as a deposit-type contract in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(h)    Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.
(i)    Reinsurance
The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Amounts recoverable from reinsurers represent account balances and unpaid claims covered under reinsurance contracts. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Included in Unassigned surplus is the gain recognized when the Company enters into a coinsurance, modified coinsurance (modco) or yearly renewable term (YRT) agreement on existing business. The gain is deferred and

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

amortized into operations on a basis consistent with how the future earnings emerge on the underlying business.
Reserve adjustments related to reinsurance ceded in the Statutory Statements of Operations include reserve changes received from reinsurers on modified coinsurance (modco) and funds withheld treaties. Under a modco or funds withheld agreement, the ceded reserves and a portfolio of assets remain on the Company's Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Ceded reserves for modco are presented within Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, while ceded reserves for funds withheld are presented within Funds held under reinsurance treaties. Assets supporting these treaties are considered restricted as they are not under the full control of the Company.
(j)    Investments
Investment values are determined in accordance with methods prescribed by the NAIC.
Bonds and Stocks
The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), or “5” (lower quality) are reported at cost adjusted for the amortization of premiums, accretion of discounts, and any impairment. Bonds rated at “6” (lowest quality) are carried at the lower of amortized cost or fair value with any adjustments to fair value recorded to Unassigned surplus within the Statutory Statements of Capital and Surplus.
In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date declared and interest is accrued as earned. Premiums or discounts on bonds are amortized using the constant-yield method.
Loan-backed securities and structured securities are amortized using anticipated prepayments, in addition to other less significant factors. Prepayment assumptions for loan-backed and structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using the modified scientific method based on prepayment assumptions and the estimated economic life of the securities. For structured securities, except for collateralized debt obligations (CDOs) and impaired bonds, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Net investment income on the Statutory Statements of Operations. For CDOs and impaired bonds, when adjustments are made for anticipated prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by Statement of Statutory Accounting Principles (SSAP) No. 43R – Loan Backed and Structured Securities (SSAP No. 43R).
Hybrid securities are investments structured to have characteristics of both stocks and bonds. The Company records these securities within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Common stocks, other than investments in subsidiaries and Federal Home Loan Bank (FHLB) stock, are carried at fair value. FHLB stock is carried at cost, which approximates fair value.
Gross realized gains and losses are computed based on the average amortized cost of all lots held for a particular CUSIP.
The fair value of bonds and common stocks is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.
The Company reviews its combined investment portfolio, including subsidiaries, in aggregate each quarter to determine if declines in fair value are other than temporary.
For bonds for which the fair value is less than amortized cost, the Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. For loan-backed securities, the Company must allocate other-than-temporary impairments (OTTI) between interest and noninterest-related declines in fair value. Interest-related impairments are considered other than temporary when the Company has the intent to sell the investment prior to recovery of the cost of the investment. The Company maintains a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their lack of intent to sell certain securities.
The Company evaluates whether equity securities are other-than-temporarily impaired through a review process which includes, but is not limited to, market analysis, analyzing current events, assessing recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time.
Impairments considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statutory Statements of Operations in the period in which the impairment is determined. Recognition of the realized loss is subject to potential offset by AVR and IMR.
The Company holds certain cash equivalents which receive bond treatment based on their underlying securities. These are classified as Other assets receiving bond treatment in Note 5.
Investment in Subsidiaries
Common stock of the Company’s insurance subsidiaries is carried at SAP capital and surplus, and investments in non-insurance subsidiaries are carried at U.S. GAAP equity value adjusted for certain items that are considered to be non-admitted. Unaudited subsidiaries are fully non-admitted.
Mortgage Loans on Real Estate
Mortgage loans on real estate, including commercial mortgage loans (CMLs) and residential mortgage loans (RMLs), are carried at the outstanding principal balance, adjusted for any impairment. The fair value of CMLs is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of RMLs is calculated by discounting estimated cash flows, with discount rates based on current market conditions. The Company evaluates loans quarterly to assess whether there is an impairment based on the likelihood of receiving all contractual cash flows. The Company accounts for interest income on impaired loans on a cash basis. Interest accrual is discontinued for impaired loans and interest income is only recognized when received. Payments received on impaired loans are applied to accrued interest, and payments received in excess of accrued interest are applied to principal.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Real Estate
Real estate primarily represents the Company’s home office property, and is carried at depreciated cost less encumbrances in accordance with SSAP No. 40 – Real Estate Investments. Real estate income, including income received from home office property, is included in Net investment income on the Statutory Statements of Operations. Real estate, exclusive of land, is depreciated on a straight-line basis over estimated useful lives ranging from 3 to 40 years. At December 31, 2023 and 2022, accumulated depreciation was $88 and $83, respectively. Furthermore, as of December 31, 2023 and 2022, real estate was presented net of encumbrances of $8 and $20, respectively, as discussed in Note 7.
The Company had real estate classified as held for sale that was transferred from RMLs in the amount of $4 and $0 as of December 31, 2023 and 2022, respectively. Allianz Life sold properties with a book value of $1, $4 and $3 during the years ended December 31, 2023, 2022 and 2021, respectively, and recognized a gain of $0, $1, and $0 during the years ended December 31, 2023, 2022 and 2021, respectively.
Cash, Cash Equivalents and Short-term Investments
Cash and cash equivalents may include cash on hand, demand deposits, money market funds, reverse repurchase agreements (repo), and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.
In the normal course of business, the Company enters into bilateral and tri-party repos, whereby the Company purchases securities and simultaneously agrees to resell the same securities at a stated price on a specified date in the future, for the purpose of earning a specified rate of return. An affiliate of the Company serves as the agent in the bilateral agreements and an unaffiliated bank serves as the custodian in the tri-party agreements. The bilateral agreements require purchases of specifically identified securities. If at any time the fair value of those purchased securities falls below the purchase price, additional collateral in the form of cash or additional securities is required to be transferred to ensure margin maintenance. The tri-party agreements allow for the purchase of certain bonds and structured securities, and require a minimum of 102% of fair value of the securities purchased to be maintained as collateral.
The Company’s repos are accounted for as collateralized lending in accordance with SSAP No. 103R – Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP No. 103R), whereby the amounts paid for the securities are reported as cash equivalents within Cash and cash equivalents on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The difference between the amount paid and the amount at which the securities will be resold is reported as interest income within Net investment income on the Statutory Statements of Operations.
Short-term investments are comprised of bonds due in one year or less at original purchase. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.
Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unpaid principal balances are not in excess of the cash surrender values of the related policies.
Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Other Invested Assets
The Company participates in securities lending arrangements whereby specific securities are loaned to other institutions. The Company receives collateral from these arrangements including cash and cash equivalents, which can be reinvested based on the Company's discretion, and noncash collateral, which may not be sold or re-pledged unless the counterparty is in default. The Company accounts for its securities lending transactions as secured borrowings, in which the cash collateral received and the related obligation to return the cash collateral are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Noncash collateral received is not reflected on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Securities on loan remain on the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and interest and dividend income earned by the Company on loaned securities is recognized in Net investment income on the Statutory Statements of Operations.
Company policy requires a minimum of 102% of fair value of securities loaned under securities lending agreements to be maintained as collateral. The Company's sources of cash used to return cash collateral is dependent upon the liquidity of current market conditions. The Company has policies in place to manage reinvested collateral at appropriate levels of liquidity.
The Company invests in low income housing tax credit (LIHTC) investments for tax benefits. In accordance with SSAP No. 93 – Low Income Housing Tax Credit Property Investments, the LIHTC investments are carried at cost and adjusted for amortization based on the proportion of total tax credits and other tax benefits expected to be received over the life of the investments. The Company records an asset for the full unfunded investment amount upon entering into a LIHTC agreement; amortization decreases the asset balance over time. A corresponding liability is recorded for the unfunded commitment balance beginning when the LIHTC investment is initially funded, which decreases as the Company provides capital to fund. The asset and liability are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The tax benefit is recognized within Income tax expense within the Statutory Statements of Operations. The amortization of the investment is recorded as Net investment income and any impairments are included in Net realized capital gain (loss) within the Statutory Statements of Operations.
The Company invests in limited partnerships (LPs) which are recorded using the equity method in line with SSAP No. 48, Joint Ventures, Partnerships, and Limited Liability Companies. The assets are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company recognizes income in Net investment income on the Statutory Statement of Operations for distributions deemed to be income distributions by the LP if the accumulated earnings balance is positive, and if it is zero, it reduces the book value. For distributions deemed to be a return of capital by the LP, the book value is reduced regardless of whether the undistributed accumulated earnings balance is positive.
Receivables and payables for securities are carried at fair value on the trade date and represent a timing difference on securities that are traded at the balance sheet date but not settled until subsequent to the balance sheet date. Receivables and payables for securities are included in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(k)    Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios for hedging purposes.
Hedge Accounting
The Company elects hedge accounting under SSAP No. 86 and SSAP No. 108 for certain qualifying derivative instruments. To qualify for hedge accounting, at inception, the Company formally documents the risk management objective and strategy for undertaking the hedging transaction. The documentation links a specific derivative to a specific asset or liability on the Statutory Statements of Assets, Liabilities, and Capital

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

and Surplus, identifies how the derivative is expected to offset the exposure to changes in the hedged item's fair value or variability in cash flows attributable to the designated hedge risk, and the effectiveness testing methods to be used. Hedge effectiveness is formally assessed at inception and on a quarterly basis throughout the life of the designated hedging relationships.
Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge effectiveness may be measured using either the dollar offset method or regression analysis. The dollar offset method compares changes in fair value or cash flows of the hedging instrument with changes in the fair value or cash flows of the hedged item attributable to the hedged risk. Regression analysis is a statistical technique used to measure the relationships between the fair values or cash flows of a derivative and a hedged item and how each reacts to changes in the designated hedge risk (i.e., interest rates, foreign currency rates).
A derivative instrument is either classified as an effective hedge or an ineffective hedge. Entities must account for the derivative at fair value if deemed to be ineffective or becomes ineffective. For those derivatives qualifying as effective for hedge accounting under SSAP No. 86, the change in the carrying value or cash flow of the derivative shall be recorded consistently with the way that changes in the carrying value or cash flows of the hedged item are recorded. For those derivatives qualifying as effective for hedge accounting under SSAP No. 108, the derivative is carried at fair value.
Foreign Currency Swaps
The Company utilizes foreign currency swaps to hedge cash flows and applies hedge accounting. Specifically, the Company uses foreign currency swaps to hedge foreign currency and interest rate fluctuations on certain underlying foreign currency denominated fixed-maturity securities. The foreign currency swaps are reported at amortized cost from the date hedge accounting is designated and deemed to be effective, which is consistent with the accounting for the bonds that are the subject of the hedge accounting transactions.
Interest Rate Swaps on Variable Annuity Insurance Liabilities
The Company utilizes interest rate swaps (IRS) to hedge the interest rate risk on certain variable annuity guarantee benefits. These are accounted for as a cash flow hedge under SSAP No. 86 and a fair value hedge under SSAP No. 108.

Prior to January 1, 2020, the Company had IRS that hedge the interest rate risk on certain variable annuity guarantee benefits held at amortized cost in accordance with SSAP No. 86. The initial book value of the IRS represented the book value created from inception until the designation of hedge accounting. These IRS were held at amortized cost and changes were recognized to the extent they offset changes in the AG43 reserve for the hedged item due to interest rate movement. The initial book value and subsequent changes due to the hedged item or realized gains or losses recorded under hedge accounting (hedge adjustment) are amortized over the duration of the hedge program, approximated by AG43 standard scenario revenues.

Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship described above under SSAP No. 108. The remaining balance of the SSAP No. 86 hedge adjustment is recorded within Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and will be amortized over the life of the former hedge program.
The table below represents the hedge adjustment balance under SSAP No. 86:

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2023	2022
Hedge adjustment balance - beginning of year	$401	455
Amount amortized into earnings during the year	(49)	(54)
Hedge adjustment balance - end of year	$352	401
Effective January 1, 2020, the Company designated the hedging relationship described above under SSAP No. 108. The hedged item consists of a portion of the Company's variable annuity block of business minimum benefit guarantees that are sensitive to interest rate movement. The hedged portion of the block is determined on a monthly basis based on the percentage of the economic liability being hedged. The related hedging instrument is a portfolio of interest rate swap derivatives which follows a dynamic hedging strategy. Changes in interest rates impact the present value of the future product cash flows.
The Company recognizes a net deferred asset or liability within Other assets or Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for fluctuations in fair value that do not offset the changes in the hedged liability. Beginning July 1, 2021, the Company elected to amortize the deferred balance that existed as of June 30, 2021 over five years, in accordance with SSAP No. 108, paragraph 14.c. Changes in the deferred balance after July 1, 2021 will be amortized over the timeframe required under SSAP No. 108, paragraph 14, which is the Macaulay duration of guarantee benefit cash flows, capped at 10 years.
The hedge strategy is compliant with VM-21 Clearly Defined Hedge Strategy (CDHS) requirements and meets all the criteria to be defined as an effective hedge relationship as required by SSAP No. 108. The Company entered into this hedging relationship effective January 1, 2020 and no changes in hedging strategy have occurred since inception. Hedge effectiveness is measured in accordance with SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2023.

In accordance with SSAP No. 108, an amount equal to the net deferred asset and deferred liability is allocated from Unassigned funds to Special surplus funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The following table shows the deferred activity for the years ended December 31, 2023 and 2022.

	2023	2022
Net deferred liability - beginning of year	$300	$1,437
Amortization	(219)	(269)
Additional amounts deferred	(68)	(868)
Net deferred liability - end of year	$13	$300

The net deferred balance will amortize over the next 10 years, as shown below:

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Amortization year	Deferred assets	Deferred liabilities
2024	$(310)	$528
2025	(310)	528
2026	(217)	282
2027	(124)	37
2028	(124)	37
2029	(123)	36
2030	(123)	36
2031	(123)	36
2032	(77)	27
2033	(22)	$19
Total	$(1,553)	$1,566
The company did not have other changes related to open derivatives removed from SSAP No. 86 and captured in scope of SSAP No. 108 for the years ended December 31, 2023 and 2022. During the years ended December 31, 2023 and 2022, the fair value changes available for application under SSAP No. 108 was $(58) and $(1,712), respectively.
The Company did not have any hedging strategies identified as no longer highly effective and did not terminate any hedging strategies during the years ended December 31, 2023 and 2022.
Nonqualifying hedging
        Futures and Options Contracts
The Company provides benefits through certain life and annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts as well as option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts and ETO contracts are reported at fair value in Derivative assets and Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETO contacts is based on quoted market prices. Incremental gains and losses from expiring options are included in Net realized capital gain (loss) on the Statutory Statements of Operations. The liability for the related policyholder benefits is reported in Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unrealized gain or loss on open OTC option contracts is recognized as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Any unrealized gains or losses on open OTC option contracts are recognized as realized when the contracts mature (see Note 5 for further discussion).
Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded as of the end of the reporting period. A derivative asset or liability and an offsetting variation margin payable or receivable is recorded in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Assets, Liabilities, and Capital and Surplus for the outstanding unpaid variation margin representing market movements on the last trading day of the year.
Gains and losses are not considered realized until the termination or expiration of the futures contract. Unrealized gains and losses on futures contracts are reflected in the Statutory Statements of Capital and Surplus in Unassigned surplus, within Change in unrealized capital gains (loss). Realized gains and losses on futures contracts are included in the Statutory Statements of Operations, Net realized capital gain (loss), net of taxes and interest maintenance reserve.
Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and To Be Announced Securities
The Company utilizes IRS, credit default swaps (CDS), total return swaps (TRS), and To Be Announced (TBA) securities to economically hedge market risks embedded in certain life and annuity products. The IRS, CDS, TRS and TBA securities are reported at fair value in Derivative assets or Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the IRS, CDS, and TBA securities are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared IRS fair values are obtained from the exchange on which they are traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Gains and losses on exchange cleared IRS are recorded as unrealized until the contracts mature or are disposed at which time they are recorded as realized, subject to offset by IMR.
(l)    Corporate-Owned Life Insurance
Corporate-owned life insurance (COLI) is recognized initially as the amount of premiums paid. Subsequent measurement of the contract is based upon the amount that could be realized assuming the surrender of an individual-life policy (or certificate in a group policy), otherwise known as the cash surrender value (CSV), in accordance with SSAP No. 21 – Other Admitted Assets (SSAP No. 21). Changes in CSV resulting from subsequent measurement of the contract are recognized as a component of Other income on the Statutory Statements of Operations. The Company’s COLI policies are reported in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(m)    Borrowed Money
The Company is a member of the FHLB of Des Moines, primarily for the purpose of participating in the FHLB’s mortgage collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. Through its membership, the Company has issued debt to the FHLB in exchange for cash advances. It is part of the Company’s strategy to utilize funds borrowed from the FHLB for operations and strategic initiatives. The Company’s current borrowings are not subject to prepayment obligations.
Funds obtained from the FHLB and accrued interest are included within Borrowed money within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with SSAP No. 15 – Debt and Holding Company Obligations. The collateral pledged to FHLB is reported as admitted assets within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with admissibility testing under SSAP No. 30 – Unaffiliated Common Stock.
(n)    Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return with AZOA and all of its wholly-owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company, and its insurance subsidiaries, generally will be paid for the tax benefit of any of their tax attributes used by any member of the consolidated group.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Any such change could significantly affect the amounts reported in the Statutory Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. DTAs and deferred tax liabilities (DTLs), net of the nonadmitted portion are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross DTAs and DTLs are measured using enacted tax rates and are considered for admitted tax asset status according to the admissibility test as set forth by the NAIC. Changes in DTAs and DTLs, including changes attributable to changes in tax rates, are recognized as a component of Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(o)    Separate Accounts
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable and variable-indexed annuity contract holders. Separate account assets are reported at fair value in accordance with SSAP No. 56 – Separate Accounts (SSAP No. 56), with the exception of certain bonds, mortgage loans, other invested assets, cash, cash equivalents, securities lending reinvested collateral assets and investment income due and accrued. Certain assets that are allocated to the index options for the Allianz Index Advantage Variable Annuity (VIA), as listed above, are carried at amortized cost in accordance with the product filing requirements in the state of Minnesota.
Amounts due from separate accounts primarily represent the difference between the surrender value of the contracts and the Separate account liability as disclosed on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This receivable represents the surrender fee that would be paid to the Company upon the surrender of the policy or contract by the policyholder or contract holder as of December 31. Amounts charged to the contract holders for mortality and contract maintenance, and other administrative services fees are included in income within Fees from separate accounts on the Statutory Statements of Operations. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Transfers to (from) separate accounts within the Statutory Statements of Operations primarily includes transfers for new premium and annuity considerations, benefit payments, surrender charge wear-off, realized and unrealized investment gains/losses, investment income, and other contractholder behavior.
(p)    Receivables
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Any balances outstanding more than 90 days are nonadmitted on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(q)    Reclassifications
In the year ended December 31, 2023 there was an amendment to a reinsurance treaty which converted ceded reserves from modco to funds withheld. This change resulted in the funds withheld reserve balance to be material enough to warrant its own line, Funds held under reinsurance treaties on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Prior to this change, the funds withheld reserve balance was included in Other liabilities. The prior year balance was reclassified from Other liabilities to Funds held

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

under reinsurance treaties on the Statutory Statement of Admitted Assets, Liabilities, and Capital and Surplus to conform to the current year presentation.

(3)    Accounting Changes and Corrections of Errors
Accounting Changes
Not applicable.
Recently Issued Accounting Standards – Adopted in 2023
In March 2020, the NAIC adopted NS 2020-12, Reference Rate Reform, which provides optional guidance for a limited period of time to ease the potential burden on accounting for reference rate reform. The expedients outlined in the amendment are for modifications solely related to reference rate reform and optionally suspend assessments for re-measuring a contract. The Company adopted these amendments effective March 12, 2020. In August 2023, the NAIC adopted NS 2023-05, whereby the sunset date for relief afforded by NS 2020-12, was deferred until December 31, 2024. The Company has evaluated the impact of the new guidance and has identified financial assets which have terms related to reference rates that are expected to be discontinued. As of December 31, 2023, the Company has utilized the optional expedient to account for all modifications to financial assets occurring as a result of reference rate reform as a continuation of the existing financial asset. There was no impact on net income or surplus during the year ended December 31, 2023, as a result of adopting the revisions.
In August 2023, the NAIC adopted INT 23-01 Negative IMR. The temporary relief, which is optional for all companies required to maintain an AVR and IMR, allows for those entities to admit a limited amount of a net negative IMR balance as an admitted asset on a reporting entity's balance sheet. The revisions were effective as of August 13, 2023, and will be automatically nullified on January 1, 2026. Although the Company currently has a net positive IMR balance, the Company has adopted this item for the purposes of December 31, 2023 reporting. There was no impact on net income or surplus during the year ended December 31, 2023, as a result of adopting the INT.
Recently Issued Accounting Standards – Adopted in 2022
Not applicable.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Recently Issued Accounting Standards – Adopted in 2021
In July 2020, the NAIC adopted revisions to SSAP No. 32R, Preferred Stock. The revisions update the definitions, measurement, and impairment guidance for various types of preferred stock and require perpetual preferred stock to be measured at fair value, not to exceed any currently effective call price, instead of at the lower of cost or fair value. The revisions were effective January 1, 2021. The implementation of these revisions on January 1, 2021 resulted in a pre-tax increase to surplus of $2.
In 2021, the NAIC extended the following interpretations (INT) in response to the COVID-19 pandemic:
•INT 20-03, Troubled Debt Restructuring due to COVID-19. This INT followed the interagency COVID-19 guidance issued by federal and state prudential banking regulators (and concurred by the FASB) and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Specifically, a modification of a mortgage loan or bank loan terms did not result in troubled debt restructurings as long as the modification was in response to COVID-19, the borrower was current at the time of the modification, and the modification was short-term. In addition, insurers were not required to designate mortgage loans or bank loans with deferrals granted due to COVID-19 as past due or report them as nonaccrual loans. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not impact the Company.
•INT 20-07, Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19. This INT provided temporary guidance by allowing practical expedients when assessing whether modifications made to debt securities (under SSAP 26R and 43R) due to COVID-19 are insignificant. Specifically, the guidance proposed restructurings in response to COVID-19 are considered to be insignificant if the restructuring resulted in a 10% or less shortfall amount in the contractual amount due and did not extend the maturity of the investment by more than 3 years. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not impact the Company.
In November 2021, the NAIC adopted revisions to SSAP No. 43R, Loan Backed and Structured Securities. The revisions state that non-rated residual tranches currently classified as bonds should be reclassified to other invested assets, and held at lower of cost or market. The revisions are effective December 31, 2022, with early application permitted. The company has adopted these revisions, resulting in no change due to no non-rated residual tranches classified as bonds as of December 31, 2021. There was no impact on net income or surplus during the year-ended December 31, 2021, as a result of adopting the revisions.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Recently Issued Accounting Standards – To Be Adopted
In August of 2023, the NAIC adopted revisions to SSAP No. 26R, SSAP No. 43R, and updated references for various SSAPs to accommodate the two newly revised and adopted standards. Both revised SSAPs as well as the updated references were adopted as part of SAPWG's Principles Based Bond Definition project, and represent the first step towards implementing the new bond definition. The revised standards will be effective starting January 1, 2025. The Company has begun assessing the impacts of the amendments on the financial statements in anticipation of the January 1, 2025 effective date.
In December 2023, the NAIC adopted revisions to the Annual Statement Instructions through Ref #2023-15: IMR/AVR Specific Allocations. The revisions clarify the treatment of realized gains or losses in the context of allocating those gains and losses to either AVR or IMR. While the amendment reflects a SAP Clarification, the amendment addresses a new concept in basing the allocation of realized gains or losses on an "Acute Credit Event." The amendment is effective beginning January 1, 2024, and the Company plans to adopt these revisions as of that date. As this amendment applies to future transactions, there will be no impact to net income or surplus upon adoption.
Corrections of Errors
The Company records corrections of errors in accordance with SSAP No. 3 – Accounting Changes and Correction of Errors (SSAP No. 3). SSAP No. 3 prescribes that the correction of errors in previously issued Statutory Financial Statements will be reported as an adjustment to capital and surplus in the period the error is detected. These errors are shown within Correction of errors, net of tax, on the Statutory Statements of Capital and Surplus.
During 2023, an error was identified related to the consistency of presenting internal exchanges between lines of business. These internal exchanges represent 1035 tax-free exchanges initiated by the policyholder to transition from an existing annuity contract to a new like kind annuity contract. On the Fixed Annuity line of business, the transaction is accounted for as a surrender within Surrenders on the Statement of Operations, and a subsequent application of premium on the new contract within Premiums and annuity considerations on the Statement of Operations. This methodology was not consistently applied to the Variable Annuity line of business, as the transaction was recorded net, with no financial statement impact. This error resulted in an equal and offsetting understatement of Premium and annuity consideration and Surrenders within the Statement of Operations for periods ended prior to January 1, 2023. Beginning January 1, 2023, the Company began recording the Variable Annuity transactions similarly to Fixed Annuities. There was no impact recorded as a correction of an error in the Statements of Capital and Surplus as surplus was correct as of December 31, 2022 due to the immateriality of the adjustment.
During 2023, an error was identified related to the Company’s calculation of reserves for certain long-term care (LTC) products. Joint policies were incorrectly labeled within the LTC experience studies used by management to set morbidity-related assumptions for 2022 and 2023 unlocking. Had the correct experience studies been used when setting assumptions, management determined they would have set their best estimate morbidity-related assumptions differently for 2022. This error resulted in a $43 pre-tax decrease of Accident and health policies on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and a $34 increase in after-tax surplus within the Statutory Statements of Capital and Surplus for periods ended prior to January 1, 2023.
During 2021, an error was identified related to the Company’s calculation of scheduled payments for certain fixed-indexed annuity products. The model for policies that have elected the scheduled payment option always used an income period of 10 years. After payments are received, future benefits and therefore the remaining benefit period, should have reduced but did not. This resulted in the Company holding excess reserves after policyholders elected this option. The error resulted in a $50 pre-tax overstatement of policyholder liabilities for life policies and annuity contracts and a corresponding $40 after-tax understatement of total capital and surplus as of December 31, 2020. Policyholder liabilities for life policies and annuity contracts on the Company’s financial statements were adjusted in 2021 to correct for the prior period impact.
During the year ended December 31, 2022 there were no corrections of errors recorded on the Statutory Statements of Capital and Surplus.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(4)    Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:
(a)    Credit Risk
Credit risk is the risk that issuers of fixed-income securities, borrowers of mortgages on commercial real estate, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the CDS of each counterparty as an early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure. Additionally most transactions are cleared through a clearinghouse thereby transferring counterparty risk from the bank to the clearinghouse that tends to have stronger credit. This often leads to increased collateralization and lower counterparty risk for the Company.
(b)    Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of Minnesota insurance regulations.
(c)    Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing liquidity facilities to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly. The Company also sets target levels for the liquid securities in its investment portfolio.
(d)    Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through interest rate hedges. The Company monitors the economic and accounting impacts of interest rate sensitivities on assets and liabilities regularly.
(e)    Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
The policy value of the fixed-indexed universal life, fixed-indexed annuity, and variable-indexed annuity products is generally linked to equity market indices. The Company economically hedges this exposure with derivatives.
Variable annuity products guarantee minimum payments regardless of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
The Company monitors the impacts of equity sensitivities on assets and liabilities regularly.
Basis risk is the risk that variable annuity hedge asset values change unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company regularly reviews and synchronizes fund mappings, product design features, hedge design, and manages funds line-up.
(f)    Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) an Operational Risk Capital Model covering all material types of operational risks, under which the Company quantifies and regularly monitors operational risk; (2) a loss data capture policy to create transparency and gather information about losses that meet a designated threshold, requiring business owners to identify and resolve the root cause of operational loss events; and (3) a bottom-up risk assessment process for significant operational risk scenarios to proactively manage significant operational risk scenarios throughout the organization.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(g)    Regulatory Change Risk
Regulatory change risk is the risk that regulatory changes and imposed regulation may materially impact the Company's business model, sales levels, company financials and ability to effectively comply with regulations.
The Company actively monitors all regulatory changes and participates in national and international discussions relating to legal, regulatory, and accounting changes. The Company maintains active membership with various professional and industry trade organizations. A formal process exists to review, analyze, and implement new legislation as it is enacted.
(h)    Rating Agency Risk
Rating agency risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed at least annually. Rating agency risk is also addressed in the TRA process and on an ad hoc basis as necessary.
(i)    Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.
(j)    Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect product design, adding Market Value Adjustments and surrender charges when appropriate, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly.
(k)    Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, network and laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.
(l)    Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company mitigates this risk by requiring certain counterparties to post collateral to cover the exposure and to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. For counterparties that are not initially required to post collateral, if the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. In addition, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.
(5)    Investments
(a)    Bonds, Other Assets Receiving Bond Treatment, and Stocks
At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments, excluding investments in affiliates, are shown below:

	2023
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$5,218	37	474	4,781
Agencies not backed by the full faith and credit of the U.S. government	2	—	—	2
States and political subdivisions	6,028	92	410	5,710
Foreign governments	2,455	30	298	2,187
Corporate securities	71,359	740	6,260	65,839
Mortgage-backed securities	5,191	49	486	4,754
Collateralized debt obligations	12	6	—	18
Total bonds	90,265	954	7,928	83,291
Common stocks	309	22	8	323
Total	$90,574	976	7,936	83,614

	2022
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$5,492	2	535	4,959
Agencies not backed by the full faith and credit of the U.S. government	2	—	—	2
States and political subdivisions	6,768	76	600	6,244
Foreign governments	1,949	2	336	1,615
Corporate securities	69,765	315	9,191	60,889
Mortgage-backed securities	6,287	29	645	5,671
Collateralized debt obligations	12	8	—	20
Total bonds	90,275	432	11,307	79,400
Common stocks	260	8	17	251
Total	$90,535	440	11,324	79,651

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

At December 31, 2023, amortized cost differed from the carrying value of bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus due to NAIC-6 rates bonds where the market value was lower than amortized cost. The total unrealized losses recorded by the Company for these bonds was $1 as of December 31, 2023 and $1 as of December 31, 2022.
The Company had NAIC-6 rated bonds with a statement value of $29 and $2 as of December 31, 2023 and 2022, respectively. There was no interest due on bonds in default, which was excluded from investment income due and accrued as of December 31, 2023 and 2022.
At December 31, 2023 and 2022, the Company had hybrid securities with a carrying value of $0 and $0, respectively.
As of December 31, 2023 and 2022, investments with a statement value of $31 and $32, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.
The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement Schedule D Part 1A at December 31, 2023, by contractual maturity, are shown below:

	Carrying value	Fair value
Due in 1 year or less	$2,099	$2,088
Due after 1 year through 5 years	10,139	9,866
Due after 5 years through 10 years	16,704	15,562
Due after 10 years through 20 years	26,912	25,675
Due after 20 years	27,668	23,932
No maturity date	1,540	1,395
Mortgage-backed and other structured securities	5,203	4,773
Total bonds and other assets receiving bond treatment	$90,265	$83,291
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the years ended December 31 are shown below:

	2023	2022	2021
Proceeds from sales	$14,591	19,619	30,577
Gross gains	111	251	1,313
Gross losses	487	475	101
Proceeds from sales of common stocks for the years ended December 31 are shown below:

	2023	2022	2021
Proceeds from sales	$144	98	241
Gross gains	5	4	11
Gross losses	2	1	—
Proceeds from sales of preferred stocks for the years ended December 31 are shown below:

	2023	2022	2021
Proceeds from sales	$—	—	40
Gross gains	—	—	1
Gross losses	—	—	—

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

For the years ended December 31, 2023 and 2022, there were 72 and 174 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $4 and $73 for 2023 and 2022, respectively.
The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.
(b)    Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, the Company performs a quarterly review of its entire combined investment portfolio, including investments held by subsidiaries, using quoted market prices by third-party sources. For further discussion, see Notes 2 and 6.
Unrealized losses and the related fair value of investments held by the Company for the years ended December 31 are shown below:

	2023
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$77	1	3,535	473	3,612	474
Agencies not backed by the full faith and credit of the U.S. government	—	—	2	—	2	—
Foreign government	165	5	1,453	293	1,618	298
States and political subdivisions	534	10	3,641	400	4,175	410
Corporate securities	4,334	144	43,962	6,116	48,296	6,260
Mortgage-backed securities	177	3	4,067	483	4,244	486
Total bonds	5,287	163	56,660	7,765	61,947	7,928
Common stock	1	—	39	8	40	8
Total temporarily impaired securities	$5,288	163	56,699	7,773	61,987	7,936

	2022
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$3,023	319	744	216	3,767	535
Agencies not backed by the full faith and credit of the U.S. government	2	—	—	—	2	—
Foreign government	1,105	202	423	134	1,528	336
States and political subdivisions	4,770	574	49	26	4,819	600
Corporate securities	46,456	7,027	7,507	2,164	53,963	9,191
Mortgage-backed securities	4,912	524	512	121	5,424	645
Total bonds	60,268	8,646	9,235	2,661	69,503	11,307
Common stock	85	11	22	6	107	17
Total temporarily impaired securities	$60,353	8,657	9,257	2,667	69,610	11,324
As of December 31, 2023 and 2022, the number of investment holdings that were in an unrealized loss position was 5,164 and 5,895, respectively, for bonds, and 24 and 30, respectively, for common stocks.
As of December 31, 2023 and 2022, of the total amount of unrealized losses, $7,766, or 97.9%, and $11,091, or 97.9%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)    Realized Investment Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are shown below:

	2023	2022	2021
Bonds	$(449)	(308)	1,199
Stocks	3	3	11
Mortgage Loans	(46)	(46)	(8)
Real estate	—	1	—
Derivatives	(819)	(2,118)	1,883
Other	63	184	(39)
Total realized capital (losses) gains	(1,248)	(2,285)	3,046
Income tax benefit (expense) on net realized gains (losses)	102	43	(249)
Total realized capital (losses) gains, net of taxes	(1,146)	(2,242)	2,797
Net (losses) gains transferred to IMR, net of taxes	(349)	(256)	941
Net realized (losses) gains, net of taxes and IMR	$(797)	(1,986)	1,856
(d)    Net Investment Income
Major categories of net investment income for the years ended December 31 are shown below:

	2023	2022	2021
Interest:
Bonds	$4,078	3,783	4,233
Mortgage loans on real estate	743	703	682
Policy loans	18	13	12
Cash, cash equivalents, and short-term investments	162	23	—
Dividends:
Stocks	13	10	13
Investment in subsidiaries	101	77	51
Rental income on real estate	21	21	20
Derivatives	(65)	19	37
Other	21	10	(92)
Gross investment income	5,092	4,659	4,956
Investment expenses	(304)	(155)	(137)
Net investment income before amortization of IMR	4,788	4,504	4,819
Amortization of IMR	34	40	47
Net investment income	$4,822	4,544	4,866
Interest income due and accrued for the years ended December 31 was as follows:

	2023	2022
Gross	$1,471	1,273
Nonadmitted	—	—
Admitted	$1,471	1,273
The Company had no aggregate deferred interest as of December 31, 2023 and 2022.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company had the following cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance as of December 31, 2023 and 2022:

	2023	2022
Cumulative amounts of PIK interest included in the current principal balance	$10	—
(e)    Mortgage Loans on Real Estate
The Company's investment in mortgage loans on real estate includes CMLs and RMLs at December 31, 2023 and 2022.
At December 31, 2023 and 2022, the Company's CML portfolio includes concentrations exceeding 10% for the following states:

	2023		2022
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$3,516	21.6%	$3,545	22.4%
The maximum lending rates for CMLs made during 2023 and 2022 were 9.1% and 6.6%, respectively. The minimum lending rates for CMLs made during 2023 and 2022 were 3.9% and 2.8%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages was 109.7% and 76.5% during 2023 and 2022, respectively.
At December 31, 2023 and 2022, the Company's RML portfolio includes concentrations exceeding 10% for the following states:

	2023		2022
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$541	29.5%	$546	29.2%
New York	231	12.6%	238	12.7%
The maximum lending rates for RMLs made during 2023 and 2022 was 14.0% and 12.0%, respectively. The minimum lending rates for RMLs made during 2023 and 2022 was 2.8% and 2.8%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages for RMLs was 172.8% and 160.9% during 2023 and 2022, respectively.
As of December 31, 2023 and 2022, there were $2 and $0, respectively of taxes, assessments, or amounts advanced that were excluded from the mortgage loan investment total.
(1)    Age Analysis of Mortgage Loans
The following table presents an age analysis of the Company's mortgage loan investments as of December 31, 2023 and 2022 by type:

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2023		2022
	Residential	Commercial	Residential	Commercial
Current	$1,786	16,225	1,799	15,855
30-59 Days Past Due	—	—	27	—
60-89 Days Past Due	—	—	8	—
90-179 Days Past Due	18	—	16	—
180+ Days Past Due	30	56	23	—
Total	$1,834	16,281	1,873	15,855
The Company had the following allowance for credit losses as of December 31:

	2023	2022
Balance at beginning of period	$—	—
Additions charged to operations	16	—
Direct write-downs charged against the allowances	—	—
Recoveries of amounts previously charged off	—	—
Balance at end of period	$16	—
There were no mortgage loan investments greater than 90 days past due and still accruing interest as of December 31, 2023 and 2022.
There were no mortgage loan investments for which interest was reduced as of December 31, 2023 and 2022.
As of December 31, 2023 and 2022 there were no RMLs in which the Company participated as a co-lender in a mortgage loan agreement. As of December 31, 2023 and 2022, for CML investments, the recorded investment for which the Company participated as a co-lender in a mortgage loan agreement was $2,338 and $2,505, respectively.
(2) Impaired Mortgage Loans
For the years ended December 31, 2023, and 2022, the recorded investment in impaired CMLs was $56, and $69, respectively. The average recorded investment in impaired mortgage loans for the year ended December 31, 2023, and 2022 was $91 and $69, respectively. There was no related allowance for credit losses on these investments and the Company did not participate as a co-lender in the related mortgage loan agreement. The recorded investment in impaired CMLs in nonaccrual status was $56 and $0 for the years ended December 31, 2023 and 2022, respectively. There was no recorded investment in impaired RMLs for the years ended December 31, 2023, and 2022.
There was $7, $5 and $0 interest income recognized on impaired mortgage loans for the years ended December 31, 2023, 2022 and 2021, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt of payment.
As of December 31, 2023 and 2022, the Company derecognized mortgage loans as a result of foreclosure of $3 and $0, respectively.
(3) Credit Quality Indicators
The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company has determined the loan-to-value ratio and the debt service coverage ratio are the most reliable indicators in analyzing the credit risk of its CML portfolio. The loan-to-value ratio is based on the Company’s internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated. The debt service coverage ratio analysis is normalized to reflect a 25 year amortization schedule.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The credit quality of CMLs as of December 31 is shown below:

	Debt Service Coverage Ratios
2023	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$6,071	274	278	171	6,794	41.7%
50% – 60%	5,211	762	370	198	6,541	40.2%
60% – 70%	1,953	325	114	148	2,540	15.6%
70% – 80%	109	—	124	—	233	1.4%
80% – 90%	—	—	50	—	50	0.3%
90% – 100%	—	—	63	—	63	0.4%
Greater than 100%	—	—	60	—	60	0.4%
Total	$13,344	1,361	1,059	517	16,281	100.0%

	Debt Service Coverage Ratios
2022	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$4,784	82	376	676	5,918	37.3%
50% – 60%	4,298	896	202	950	6,346	40.0%
60% – 70%	2,201	571	223	464	3,459	21.8%
70% – 80%	90	28	—	14	132	0.9%
80% – 90%	—	—	—	—	—	—%
90% – 100%	—	—	—	—	—	—%
Greater than 100%	—	—	—	—	—	—%
Total	$11,373	1,577	801	2,104	15,855	100.0%

The Company has determined the delinquency status and the loan-to-value ratio are the most reliable indicators in analyzing the credit risk of its RML portfolio. The loan-to-value ratio is based on the Company's internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated.

The loan-to-value ratios of RMLs as of December 31 are shown below:

	2023		2022
	Total	Percent of Total	Total	Percent of Total
Loan-to-value ratios:
Below 70%	$659	35.9%	$604	32.2%
70% to 79%	959	52.3%	1,043	55.7%
80% to 89%	197	10.7%	208	11.1%
90% to 95%	12	0.7%	16	0.9%
Above 95%	7	0.4%	2	0.1%
Total	$1,834	100.0%	$1,873	100.0%

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(4) Restructured Mortgage Loans
For impaired mortgage loans that are not in default, the Company recognizes and records interest income as earned. For impaired mortgage loans that are in default, the accrued interest on the loan is recorded as investment income due and accrued if deemed collectible by the Company. If an impaired mortgage loan in default has any investment income due and accrued which is 180 days past due and collectible, the investment income continues to accrue, but all interest related to the loan is reported as a nonadmitted asset. If accrued interest on an impaired mortgage loan in default is not collectible, the accrued interest is written off immediately and no further interest is accrued.
During 2023, two CMLs, which were both supported by a single property and with a total principal balance at time of restructure of $74, were modified in a way that met the definition of a troubled debt restructuring under SSAP No. 36. The modification of the CMLs resulted in a portion of the existing carrying values of the loan being written off, alongside a partial principal paydown on the remaining principal of the loans. Additionally, the loans were modified to reflect a new interest rate and a new term for the loan. Upon modification, the Company wrote off $19 of the existing loans’ principal, while receiving an immediate principal paydown of $17, resulting in a single loan with a new principal balance of $38. These mortgage loans had not defaulted prior to being restructured.
The Company had the following recorded investments, realized capital losses, and contractual commitments related to restructured loans as of December 31:

	2023	2022
The total recorded investment in restructured loans, as of year-end	$38	—
The realized capital losses related to these loans	19	—
Total contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructuring	—	—
(f)    Loan-Backed Securities
SSAP No. 43R requires the bifurcation of impairment losses on loan-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company recognized loan-backed securities in OTTI for the years ended December 31, 2023, 2022, and 2021as follows:

		OTTI Recognized in Loss
Year ended	Amortized Cost Basis Before OTTI	Interest	Non-Interest	Fair Value
OTTI Recognized:
December 31, 2023
Intent to sell	$81	20	(1)	62
Annual aggregate total	$81	20	(1)	62
December 31, 2022
Intent to sell	$136	23	3	110
Annual aggregate total	$136	23	3	110
December 31, 2021
Intent to sell	$41	3	—	38
Annual aggregate total	$41	3	—	38

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(g)    Derivatives and Hedging Instruments
The Company uses exchange-traded and OTC derivative instruments as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities that do not qualify for hedge accounting treatment are recorded at fair value in the Statutory Financial Statements using valuation techniques further discussed in Note 6.
The Company does not have derivative contracts with financing premium as of December 31, 2023 and 2022.
Derivatives held by the Company are designated as either a fair value hedging instrument (fair value hedge), a cash flow hedging instrument (cash flow hedge), or a nonqualified hedging instrument (nonqualifying strategies).
(1) Cash Flow Hedges
Foreign Currency Swaps on Debt Securities
Foreign currency swaps have notional amounts and maturity dates equal and offsetting to the underlying debt securities and are determined to be highly effective as of December 31, 2023 and 2022.
(2) Fair Value Hedges
Interest Rate Swaps on Variable Annuity Insurance Liabilities
IRS traded after June 2013 are centrally cleared through an exchange. For IRS traded prior to June 2013 the IRS exposure was netted with other OTC derivatives upon settlement and were subject to the rules of the International Swaps and Derivatives Association, Inc. agreements. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.
Prior to January 1, 2020, the Company designated hedge accounting for these IRS as a cash flow hedge under SSAP No. 86. The amounts previously recorded under the SSAP No. 86 relationship continue to be deferred and amortized over the life of the former hedge program. Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship under SSAP No. 108 as a fair value hedge. The relationship is deemed to be highly effective at December 31, 2023.
    (3) Nonqualifying Strategies
Futures and Options Contracts
OTC options and ETO are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures, OTC options, and ETO are discussed in the derivative collateral management section below.
Interest Rate Swaps
The Company can receive the fixed or variable rate; IRS are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.
Credit Default Swaps
The CDS within the investment portfolios assume credit risk from a single entity or referenced index for the purpose of synthetically replicating investment transactions. The Company can be required to pay or be the net receiver on the contract depending on the net position. Credit events include bankruptcy of the reference and failure to pay by the reference. As the potential future exposure (PFE) is not determinable, the PFE is zero for the following reasons:

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(a) CDS are used to hedge indices allocated to products by policyholders. Fluctuations in value of the CDS are offset by credits provided to policyholders and results in a minimal amount of hedge inefficiency. It is impossible to determine the potential future amount of hedge inefficiency.
(b) The CDS used are exchange traded and daily variation margin is required to settle market movements. This minimizes counterparty credit risk. It also makes it impossible to determine what the potential future exposure related to counterparty risk, net of variation margin received could be.
The fair value of the collateral posted for centrally cleared CDS is discussed in the derivative collateral management section below.
Total Return Swaps
The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month SOFR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.
To Be Announced Securities
The Company uses OTC TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The fair value of the collateral posted for OTC TBA securities is discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31:

	2023			2022
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
Cash flow hedging instruments
Foreign currency swaps	$2,048	143	(9)	1,959	243	(1)
Total cash flow hedging instruments		$143	(9)		243	(1)

Fair value hedging instruments
IRS	$76,595	19	(206)	69,692	21	(211)
Total fair value hedging instruments		$19	(206)		$21	(211)

Nonqualifying hedging instruments
OTC options	$51,904	2,895	(2,383)	43,355	670	(494)
ETO	16,191	76	(182)	1,185	25	(5)
TBA securities	457	1	(1)	1,071	1	(8)
IRS	425	6	(12)	3,762	7	(14)
Futures	18,988	—	—	8,405	—	—
TRS	4,953	138	(42)	3,459	6	(14)
Total nonqualifying hedging instruments		3,116	(2,620)		709	(535)
Total derivative instruments		$3,278	(2,835)		973	(747)

(1) Notional amounts are presented on an absolute basis.
Derivative Collateral Management
The Company manages derivative collateral for the general account and separate account combined. Additionally, said derivative collateral is managed separately between exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2023 and 2022, had a fair value of $2,312 and $1,203, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The total collateral posted for OTC derivatives at December 31, 2023 and 2022, had a fair value of $44 and $25, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.
(h)    Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.
(i)    Securities Lending
The Company loaned securities with a carrying value of $2,835 and $2,510 and a fair value of $2,612 and $2,102 as of December 31, 2023 and 2022, respectively. The aggregate amount of collateral received through securities lending at December 31 is as follows:

	Fair Value
	2023	2022
Cash
Open	2,600	1,892
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	2,600	1,892
Securities received	74	263
Total collateral received	$2,674	2,155
The aggregate amount of cash collateral reinvested through securities lending at December 31 is as follows:

	2023		2022
	Amortized cost	Fair value	Amortized cost	Fair value
Open	—	—	—	—
30 days or less	1,373	1,374	969	969
31 to 60 days	439	439	338	338
61 to 90 days	11	11	26	26
91 to 120 days	195	195	117	117
121 to 180 days	189	189	156	156
181 to 365 days	393	393	286	287
Greater than 1 year	—	—	—	—
Total collateral reinvested	$2,600	2,601	1,892	1,893
As of December 31, 2023 and 2022, the Company had no borrowings outstanding from collateral securities lending.
Reinvested collateral is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The amount and type of reinvested collateral at December 31 is as follows:

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2023	2022
Cash and cash equivalents	$2,330	1,254
Short-term investments	270	638
Total	$2,600	1,892
(j)     Reverse Repurchase Agreements
The Company participates in both bilateral and tri-party repos. As of December 31, 2023 and 2022, the Company did not sell or acquire any securities that resulted in default. The Company did not recognize a liability to return cash collateral as of December 31, 2023 and 2022.
All collateral received, as of December 31, 2023 and 2022, were bonds with a designated NAIC-1 rating. Further information related to repos for the years ended December 31, 2023 and 2022, is as follows:

As of year end	2023	2022
1. Maturity
a. Overnight	$1,405	460
b. 2 Days to 1 Week	—	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$1,405	460
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	1,405	460

Maximum Amount	2023	2022
1. Maturity
a. Overnight	$1,460	997
b. 2 Days to 1 Week	15	303
c. Greater than one week and less than one month		100
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$1,460	1,165
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	1,460	1,167
(k)    Non-insurance SCA Investments
A summary of the Company’s SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, non-insurance SCA investments, including their respective asset value and NAIC filing information, as of December 31, 2023 is as follows:

SCA Name	Gross Asset	Non-Admitted Asset	Net Admitted Assets	NAIC Filing Date	NAIC Filing Type	NAIC Filing Balance	Re-submission Required?
AZLPF	$704	—	704	7/25/2023	S1	721	N
Total	$704	—	704	XXX	XXX	721	XXX
(l)    FHLB Agreements
The Company held Class A FHLB membership stock of $10 and $10 at December 31, 2023 and 2022 and activity stock of $113 and $80 at December 31, 2023 and 2022, respectively. The Company has a fully collateralized borrowings with a balance of $2,500 and $2,000 as of December 31, 2023 and 2022 which is recorded in Borrowed money on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. All FHLB transaction activity occurs in the Company's general account.
Securities collateral pledged to FHLB at December 31 is as follows:

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2023	2022
Carrying value	$3,229	2,372
Fair value	2,500	2,308
The maximum of collateral pledged to FHLB during the year ended December 31 was as follows:

	2023	2022
Carrying value	$4,642	2,774
Fair value	4,087	2,928
As of December 31, 2023 and 2022, the Company had $2,500 and $2,000, respectively, in total borrowing capacity under its agreement with the FHLB. The maximum amount of aggregate borrowing from FHLB during the years ended December 31, 2023 and 2022 was $4,085 and $2,400, respectively. Borrowings are not subject to prepayment penalties. Outstanding borrowings as of December 31, 2023, were issued on various dates ranging from October 17, 2016 to September 30, 2023 and interest rates on those borrowings range from 0.2% to 6.2%. Interest paid on borrowings was $164 and $37 for the years ended December 31, 2023 and 2022, respectively.
(m)    Restricted Assets
As of December 31, 2023 and 2022, the Company had the following restricted assets, including assets pledged to others as collateral:

	Gross Restricted						Percentage
	Total general account	Total separate account	Total current year	Total prior year	Increase (decrease)	Total current year admitted restricted	Gross restricted to total assets	Admitted restricted to total admitted assets
Collateral held under security lending arrangements	$2,674	760	3,434	3,334	100	3,434	1.5%	1.5%
FHLB capital stock	123	—	123	90	33	123	—	—
On deposit with states	4	—	4	4	—	4	—	—
On deposit with other regulatory bodies	27	—	27	27	—	27	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	3,229	—	3,229	2,372	857	3,229	1.8	1.8
Derivative collateral	2,640	—	2,640	1,553	1,087	2,640	1.5	1.5
Reinsurance assets	22,403	—	22,403	24,143	(1,740)	22,403	12.6	12.6
Total restricted assets	$31,100	760	31,860	31,523	337	31,860	17.4%	17.4%

(n)    Low Income Housing Tax Credits
As of December 31, 2023 the Company had various LIHTC investments with a range of 2 to 14 remaining years of unexpired tax credits and no required holding period.
The amount of tax credits and other tax benefits recognized during the years ended December 31, 2023, 2022 and 2021 is $57, $52, and $44, respectively.
The balance of the investment recognized in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the years ended December 31, 2023 and 2022 is $394 and $448, respectively.
Additionally, the Company's LIHTC investments require a commitment of capital. The Company has open capital commitments of $117 and $207 at December 31, 2023 and 2022, respectively, which are recorded as an unfunded commitment liability in other liabilities. LIHTC commitments are considered an open capital commitment beginning when the Company formally commits to fund the LIHTC, but they are not recorded as an unfunded commitment asset and liability until the Company has begun funding the LIHTC.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(o)    Joint Ventures
The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets. The Company recognized impairments on joint ventures of $2 and $0 for the years ended December 31, 2023 and 2022, respectively.

(6)    Fair Value Measurements
SSAP No. 100R – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 –     Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 –     Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2023
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$1	4	—	5
Common stocks	197	—	4	201
Derivative assets	76	3,064	137	3,277
Separate account assets	15,816	8,582	—	24,398
Other invested assets	—	—	242	242
Total assets reported at fair value	$16,090	11,650	383	28,123
Liabilities at fair value:
Derivative liabilities	$182	2,611	42	2,835
Separate account derivative liabilities	—	5,249	—	5,249
Total liabilities reported at fair value	$182	7,860	42	8,084

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2022
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$1	3	—	4
Common stocks	155	—	5	160
Derivative assets	25	1,065	6	1,096
Separate account assets	15,872	3,062	—	18,934
Total assets reported at fair value	$16,053	4,130	11	20,194
Liabilities at fair value:
Derivative liabilities	$5	741	14	760
Separate account derivative liabilities	—	2,940	—	2,940
Total liabilities reported at fair value	$5	3,681	14	3,700

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2023.
(a)    Valuation of Bonds and Unaffiliated Stock
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies. Internal pricing models based on market spread and U.S. Treasury rates are used to value private placement holdings. The primarily unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs; however, the key unobservable inputs would generally include default rates.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
The fair value of unaffiliated common stocks is based on quoted market prices in active markets when available and included in Level 1. When quoted prices are not readily available or in an inactive market, the Company arrives at fair value utilizing internal pricing models based on available market inputs or obtains valuations from third party brokers or investment managers. Such investments may be categorized in Level 2 or Level 3. The primary unobservable input used to value common stock are indicative quotes received from third-party vendors.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced, foreign currency swaps, credit default swaps (CDS), To Be Announced (TBA) securities, and interest rate swaps (IRS) are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of ETOs and futures are based on quoted market prices and are generally included in Level 1.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis. The Company does not have insight into the specific inputs used by third-party vendors; however, the key unobservable input would generally include the spread.
(c)    Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities, with the exception of certain bonds, mortgage loans, cash, cash equivalents, securities lending reinvested collateral assets and investment income due and accrued, are carried at fair value, which is based on the fair value of the underlying assets which are described throughout this note. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on quoted prices in active, observable markets. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3). Assets carried at amortized cost within the separate account have an amortized cost of $27,720 and $23,506 as of December 31, 2023 and 2022, respectively, and a fair value of $24,877 and $20,008 as of December 31, 2023 and 2022, respectively. Separate account assets carried at amortized cost are included in the table in section 6(h) below.
(d)    Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	January 1, 2023	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2023

Common stocks	$5	—	—	—	(1)	—	4
TRS assets	6	—	—	316	131	(316)	137
Other invested assets	—	242	—	—	—	—	242
Total Level 3 Assets	$11	242	—	316	130	(316)	383

TRS liabilities	$(14)	—	—	(375)	(28)	375	(42)
Total Level 3 Liabilities	$(14)	—	—	(375)	(28)	375	(42)

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2022

Preferred stocks	$—	—	—	—	—	—	—
Common stocks	—	—	—	—	(2)	7	5
TRS assets	—	—	—	419	6	(419)	6
Total Level 3 Assets	$—	—	—	419	4	(412)	11

TRS liabilities	$(15)	—	—	(871)	1	871	(14)
Total Level 3 Liabilities	$(15)	—	—	(871)	1	871	(14)
(e)    Transfers
The Company reviews its fair value hierarchy classifications quarterly. Transfers between levels occur when there are changes in the observability of inputs and market activity.
All transfers into Level 3 were a result of observable inputs no longer being considered reliable or could no longer be validated against an alternative source. The transfers out of Level 3 were a result of securities no longer being carried at fair value as a result of new availability of reliable observable inputs or the ability to validate market price of the security against an alternative source.
(f)    Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Bonds: The primary unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable inputs would generally include default rates. A significant increase (decrease) in default rates in isolation could result in an decrease (increase) in fair value.
Common stocks: The primary unobservable inputs used to value common stock are indicative quotes received from third-party vendors and subsequent offering prices. A significant increase (decrease) in either the indicative quotes or offering prices in isolation could result in an increase (decrease) in fair value.
Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in lower (higher) fair value.
(g)    Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(h)    Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at December 31 (b):

	2023
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$82,223	89,197	5,412	52,057	24,754
Common stocks, unaffiliated	323	323	197	—	126
Mortgage loans on real estate	16,664	18,115	—	—	16,664
Cash equivalents	3,176	3,176	1,485	1,405	286
Short-term investments	612	613	595	5	12
Derivative assets	3,278	3,278	77	3,064	137
Securities lending reinvested collateral assets	2,601	2,600	—	2,601	—
Other invested assets	1,886	1,905	—	131	1,755
COLI	750	750	—	750	—
Separate account assets	49,938	52,781	16,397	28,000	5,541
Financial Liabilities
Deposit-type contracts	$3,913	3,842	—	—	3,913
Other investment contracts	82,589	80,474	—	—	82,589
Borrowed money	2,569	2,515	—	—	2,569
Derivative liabilities	2,835	2,835	182	2,611	42
Payable for securities lending	2,600	2,600	—	2,600	—
Payable for securities	117	117	—	—	117
Separate account liabilities	49,938	52,781	16,397	28,000	5,541

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2022
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$78,268	89,143	4,708	55,058	18,502
Common stocks, unaffiliated	251	251	156	—	95
Mortgage loans on real estate	16,020	17,728	—	—	16,020
Cash equivalents	1,489	1,488	1,029	460	—
Short-term investments	783	783	778	—	5
Derivative assets	1,096	973	25	1,065	6
Securities lending reinvested collateral assets	1,892	1,892	—	1,892	—
Other invested assets	1,408	1,439	—	94	1,314
COLI	692	692	—	692	—
Separate account assets	40,004	43,502	16,406	21,711	1,887
Financial Liabilities
Deposit-type contracts	$4,122	4,233	—	—	4,122
Other investment contracts	96,854	88,919	—	—	96,854
Borrowed money	1,999	2,010	—	—	1,999
Derivative liabilities	760	747	5	741	14
Payable for securities lending	1,892	1,892	—	1,892	—
Payable for securities	207	207	—	—	207
Separate account liabilities	40,004	43,502	16,406	21,711	1,887

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of FHLB Stock
FHLB stock, included in Common stocks, is not traded in an active market and is categorized in Level 3. FHLB stock is carried at cost, which approximates fair value unless it is impaired, based on provisions within the Company’s FHLB agreement that allow for return of outstanding shares of FHLB stock at the Company’s cost basis.
Valuation of Mortgage Loans on Real Estate
The fair value of commercial mortgage loans on real estate is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of residential mortgage loans on real estate is calculated by discounting estimated cash flows, with discount rates based on current market conditions.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Valuation of Cash Equivalents
Cash equivalents are comprised of money market mutual funds, cash equivalent bonds, and reverse repurchase agreements. The fair value of money market mutual funds and cash equivalent bonds are based on quoted market prices in active markets and included in Level 1. Reverse repurchase prices are provided by third-party pricing sources and included in Level 2, because the inputs used to determine fair value are market observable.
Valuation of Short-term Investments
Short-term investments are comprised of bonds due in one year or less at original purchase. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value. The fair value leveling of short-term investments is determined similarly as bonds as discussed above.
Valuation of Securities Lending Reinvested Collateral Assets
Collateral held from securities lending agreements is primarily comprised of short-term and long-term highly liquid fixed-maturity securities. Fair values are determined and classified within the fair value hierarchy in a manner consistent with the method utilized to determine the fair value of similar securities (fixed-income securities, equity securities, cash and cash equivalents) held within the Company’s general account investment portfolio.
Valuation of Other Invested Assets
Other invested assets include surplus notes, residuals on asset-backed securities, LIHTC investments, limited partnership investments, loans to affiliates, and restricted stock unit (RSU) assets.
◦Surplus notes and residuals on asset-backed securities for which prices are provided by third-party pricing sources using observable inputs are included in Level 2. Prices provided by third-party pricing sources that do not have observable market data or are determined internally are included in Level 3. Residuals are carried at the lower of amortized cost or market value.
◦LIHTC investments (including the unfunded commitment asset) fair value is set equal to carrying value, as there is no observable market data on which to calculate fair value. Due to the use of unobservable inputs, they are categorized as Level 3.
◦Limited partnership investments are recorded using the equity method in line with SSAP No. 48, Joint Ventures, Partnerships, and Limited Liability Companies, using unobservable inputs. Due to the use of unobservable inputs, they are categorized as Level 3. The Company believes the equity method approximates fair value.
◦Loans to affiliates are carried at cost. Due to the lack of an active market, the current carrying value is the only market price at which the transaction could be settled, and therefore the Company believes cost approximates fair value. Due to the use of unobservable inputs, they are categorized as Level 3.
◦RSU assets are tied to the share price of Allianz SE stock but does not participate in an active market; given this, it is categorized as Level 2.
Valuation of COLI
The COLI policies held by the Company are carried at their respective cash surrender values, which approximates fair value. The cash surrender value of the policies is based on the value of the underlying assets, which are regularly priced utilizing observable inputs. The COLI asset is included within Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. At December 31, 2023 and 2022, the cash surrender value in an investment vehicle is $750 and $692, respectively, and is allocated into the following categories based on primary underlying investment characteristics:

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2023	2022
Bonds	45.0%	47.0%
Stocks	19.0%	17.0%
Other Invested Assets	36.0%	36.0%
Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.
Valuation of Borrowed Money
The fair value of the FHLB borrowing is calculated on a discounted cash flow basis. Each position includes a monthly interest rate, a maturity payment amount, and a maturity date. The interest and maturity payments are projected as of the valuation date, and the expected cash flows are discounted using the valuation date swap curve.
Valuation of Payable for Securities Lending
Securities lending payable is set equal the to the cash collateral received. Due to the short-term nature of these loans, the carrying value is deemed to approximate fair value.
Valuation of Payable for Securities
Included in Payable for securities is the LIHTC investments unfunded commitment liability. As there is no observable market data on which to calculate fair value of the LIHTC investment unfunded commitment asset and liability, fair value is set equal to carrying value, and the balance is categorized as Level 3.
Valuation of Separate Account Liabilities
The fair value of separate account liabilities approximates the fair value of separate account assets.
(7)    Mortgage Notes Payable
In 2004, the Company obtained an $80 mortgage loan from an unrelated third-party for the Company’s headquarters. In 2005, the Company agreed to enter into a separate loan agreement with the same counterparty in conjunction with the construction of an addition to the Company’s headquarters of $65. This loan was funded in 2006 and combined with the existing mortgage. As of December 31, 2023 and 2022, the combined loan had a balance of $8 and $20, respectively, and is reported within Real estate on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This 20 year, fully amortizing loan has an interest rate of 5.52%, with a maturity date of August 1, 2024. The level principal and interest payments are made monthly. The loan allows for prepayment; however, it is accompanied by a make-whole provision.
Interest expense for all loans is $1, $1, and $2, in 2023, 2022, and 2021, respectively, and is presented in Net investment income on the Statutory Statements of Operations.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The future principal payments required under the loan are as follows:

2024	$8
2025	—
2026	—
2027	—
2028	—
Thereafter	—
Total	$8

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(8)    Electronic Data Processing Equipment and Software (EDP)
EDP at December 31 and the changes in the balance for the years then ended are as follows:

	2023	2022
Amortization:
Software amortization	20	16
Net EDP balance, by major classes of assets:
Software	67	63
Net EDP balance	67	63
Nonadmitted	(67)	(63)
Net admitted EDP balance	$—	—
The Company has a gross EDP asset of $71 and $67 and accumulated depreciation and amortization of $(4) and $(4) at December 31, 2023 and 2022, respectively. Servers, computers and peripherals are depreciated over the lesser of their useful life or three years and the net balance is nonadmitted. Software is amortized over the lesser of its useful life or five years. Nonoperating software is nonadmitted and operating software is admitted to the extent it meets the criteria defined in SSAP No. 16R - Electronic Data Processing Equipment and Software.
(9)    Income Taxes
(a)    Deferred Tax Assets and Liabilities
The components of the net DTA or net DTL are as follows:

	December 31, 2023
	Ordinary	Capital	Total
Total gross deferred tax assets	$1,065	69	1,134
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	1,065	69	1,134
Deferred tax assets nonadmitted	(196)	—	(196)
Subtotal net admitted deferred tax assets	869	69	938
Deferred tax liabilities	(371)	(3)	(374)
Net admitted deferred tax assets (liabilities)	$498	66	564

	December 31, 2022
	Ordinary	Capital	Total
Total gross deferred tax assets	$898	58	956
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	898	58	956
Deferred tax assets nonadmitted	(108)	—	(108)
Subtotal net admitted deferred tax assets	790	58	848
Deferred tax liabilities	(448)	(21)	(469)
Net admitted deferred tax assets (liabilities)	$342	37	379

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Total gross deferred tax assets	$166	11	177
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	166	11	177
Deferred tax assets nonadmitted	(88)	—	(88)
Subtotal net admitted deferred tax assets	78	11	89
Deferred tax liabilities	77	17	94
Net admitted deferred tax assets (liabilities)	$155	28	183
The amount of admitted adjusted gross DTAs allowed under each component of SSAP No. 101 – Income Taxes (SSAP No. 101) as of December 31 are as follows:

	December 31, 2023
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	69	69
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	498	—	498
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	971
Lesser of 11.b.i or 11.b.ii	498	—	498
Adjusted gross DTAs offset by gross DTLs (11.c)	371	—	371
Deferred tax assets admitted	$869	69	938

	December 31, 2022
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	58	58
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	342	—	342
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	920
Lesser of 11.b.i or 11.b.ii	342	—	342
Adjusted gross DTAs offset by gross DTLs (11.c)	448	—	448
Deferred tax assets admitted	$790	58	848

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	11	11
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	156	—	156
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	50
Lesser of 11.b.i or 11.b.ii	156	—	156
Adjusted gross DTAs offset by gross DTLs (11.c)	(77)	—	(77)
Deferred tax assets admitted	$79	11	90

Ratios used for threshold limitation as of December 31 are as follows:

	December 31
	2023	2022	Change
Ratio percentage used to determine recovery period and threshold limitation amount	645%	650%	(5)%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$6,470	6,136	334
The Company did not use tax planning strategies on the determination of net admitted adjusted gross DTAs.
The Company’s tax planning strategies do not include the use of reinsurance.
(b)    Unrecognized Deferred Tax Liabilities
There are no temporary differences for which DTLs are not recognized.
(c)    Current and Deferred Income Taxes
The significant components of income taxes incurred (i.e. Current income tax expense) include:

	December 31			2023-2022 Change	2022-2021 Change
	2023	2022	2021
Current year federal tax expense (benefit) - ordinary income	$574	(2)	1,091	576	(1,093)
Current year foreign tax expense (benefit) - ordinary income	—	—	—	—	—
Subtotal	574	(2)	1,091	576	(1,093)
Current year tax expense - net realized capital gains (losses)	(102)	(43)	249	(59)	(292)
Federal and foreign income taxes incurred	$472	(45)	1,340	517	(1,385)

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

DTAs and DTLs consist of the following major components:

	December 31
Deferred tax assets	2023	2022	Change
Ordinary:
Unrealized losses	$59	3	56
Deferred acquisition costs	246	213	33
Expense accruals	79	66	13
Policyholder reserves	640	518	122
VM-21 reserves	24	73	(49)
Foreign tax credit carryforward	—	5	(5)
Nonadmitted assets	17	20	(3)
Subtotal	1,065	898	167
Statutory valuation allowance adjustment	—	—	—
Nonadmitted ordinary deferred tax assets	(196)	(108)	(88)
Admitted ordinary tax assets	869	790	79

Capital:
Impaired assets	65	56	9
Unrealized losses	4	2	1
Subtotal	69	58	10
Statutory valuation allowance adjustment	—	—	—
Nonadmitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	69	58	10
Admitted deferred tax assets	$938	848	89

	December 31
Deferred tax liabilities	2023	2022	Change
Ordinary:
Investments	$(64)	(61)	(3)
Fixed assets	(4)	(4)	—
Policyholder reserves	(182)	(275)	93
Software capitalization	(6)	(11)	5
Unrealized gains	(115)	(97)	(18)
Other	—	—	—
Subtotal	(371)	(448)	77

Capital:
Unrealized gains	(3)	(21)	18
Subtotal	(3)	(21)	18
Deferred tax liabilities	$(374)	(469)	95
Net deferred tax assets (liabilities)	$564	379	185
The realization of the DTAs is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining DTAs.
The Inflation Reduction Act was enacted on August 16, 2022. The Company has determined as of December 31, 2023 that it is an applicable corporation with respect to the Corporate Alternative Minimum Tax ("CAMT"), but that it will not incur a CAMT liability in 2023. The financial statements, therefore, do not include any impact related to CAMT. The Company has made an accounting election to disregard CAMT when evaluating the need for a Valuation Allowance for its non-CAMT DTAs.
In computing taxable income, life insurance companies are allowed a deduction attributable to their life insurance and accident and health reserves. The Tax Act of 2017 significantly changed the methodology by

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

which these reserves are computed for tax purposes. The changes are effective for tax years beginning after 2017 and are subject to a transition rule that spreads the additional income tax liability over the subsequent eight years beginning in 2018.  Due to complexities in the new methodology and limited guidance from the Internal Revenue Service and U.S. Treasury, the Company has recorded provisional amounts for the deferred tax revaluation associated with the changes in the computation of life insurance tax reserves based on information available at December 31, 2017.  Pursuant to Interpretation of the SAP Working Group 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act, provisional tax computations related to these amounts were reasonably estimated as of December 31, 2017 and have been adjusted based on guidance received from Internal Revenue Service and U.S. Treasury. Adjusted amounts are reflected in the Company's results of operations for the years ended December 31, 2023, 2022, and 2021.
The Change in net deferred income tax is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in nonadmitted assets is reported separately from the Change in net deferred income tax in the Unassigned surplus section of the Statutory Statements of Capital and Surplus):

	December 31
	2023	2022	Change
Net deferred tax assets (liabilities)	$759	487	272
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets (liabilities) after statutory valuation allowance	759	487	272
Tax effect of unrealized gains (losses)	162	208	(46)
Statutory valuation allowance adjustment allocated to unrealized gains (losses)	—	—	—
Tax impact due to correction of error	9	—	9
Change in net deferred income tax	$930	$695	$235
(d)    Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	December 31, 2023	December 31, 2022	December 31, 2021
Federal income tax rate	21.0%	21.0%	21.0%
Amortization of IMR	(0.3)	(0.3)	(1.9)
Dividends received deduction	(0.9)	(0.4)	(1.3)
Nondeductible expenses	2.9	1.3	0.1
Affiliated LLC income	(0.2)	(0.2)	(0.2)
COLI	(0.7)	0.1	(2.4)
Tax hedges	8.5	(4.5)	(6.5)
Tax hedge reclassification	(7.0)	(15.0)	73.7
Tax credits	(2.8)	(2.0)	(9.6)
Prior period adjustments	0.1	—	(1.2)
Change in deferred taxes on impairments	(0.5)	(0.3)	0.6
Change in deferred taxes on nonadmitted assets	0.1	(0.2)	(0.4)
Change in deferred tax reclassified to Change due to correction of accounting error	(0.4)	—	—
Reinsurance	(3.0)	(1.9)	83.5
Correction of error surplus	0.4	—	2.0
Tax contingencies	(1.7)	0.4	10.6
Realized capital gains tax	(4.7)	(1.5)	47.4
Other	0.2	—	(1.4)
Effective tax rate	11.0%	(3.5)%	214.0%

Federal and foreign income taxes incurred	26.6%	(0.1)%	207.4%
Realized Capital Gains Tax	(4.7)	(1.5)	47.4
Change in net deferred tax	(10.9)	(1.9)	(40.8)
Effective tax rate	11.0%	(3.5)%	214.0%
(e)    Carryforwards, Recoverable Taxes, and IRC Section 6603 Deposits
As of December 31, 2023, there are $0 for operating losses and foreign tax credit carryforwards available for tax purposes.
As of December 31, 2023 and 2022, there was $104 and $206, respectively of Federal income taxes available for recoupment in the event of future net losses.
As of December 31, 2023, the Company admitted a deposit under Section 6603 of the IRC in the amount of $179, which is within Current federal and foreign income tax recoverable on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There were no deposits admitted as of December 31, 2022.
The Company had tax contingencies computed in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairment of Assets, and SSAP No. 101 as of December 31, 2023 and 2022. The Company does not believe the tax contingencies will significantly increase within the next 12 months.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2023, 2022, and 2021 the Company recognized expenses of $(12), $7, and $23 in interest and penalties, respectively. The Company had $28 and $40 for the unrecognized tax benefits and related accrued interest at December 31, 2023 and 2022, respectively.
(f)    Consolidated Federal Income Tax Return

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company's federal income tax return is consolidated with its parent, AZOA. The method of allocation among companies is subject to a written agreement with AZOA, approved by the Board of Directors of AZOA, that provides for computation of federal income taxes primarily on a separate company basis with the Company receiving reimbursement by AZOA for the benefit of all tax attributes, including credits and losses, when such attributes are utilized in the AZOA consolidated federal income tax return. In 2023, the Company amended the agreement to include the corporate alternative minimum tax applying principles described above. Intercompany tax balances are settled annually after the consolidated return is filed.
The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. Federal and non-U.S. income tax examinations for years prior to 2016, though examinations of combined returns filed by AZOA, which include the Company, by certain U.S. state and local tax authorities, may still be conducted for 2016 and subsequent years. The Internal Revenue Service (IRS) examination of AZOA for the 2016 and 2017 income tax returns has completed the exam phase and has been assigned to Appeals for an issue related to variable annuity hedging income recognition. A verbal agreement for the settlement of this hedging issue has been reached with the IRS. The settlement is subject to a final closing agreement. The IRS has also initiated an examination of AZOA's 2018-2020 income tax returns, which is expected to close by the end of 2024.
As of December 31, 2023, the companies included in the consolidated group for which AZOA files a federal income tax return are included below:

Members of Consolidated Tax Group
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of Missouri
Allianz Life Insurance Company of New York	Allianz Underwriters Insurance Company
AZOA Services Corporation	AGCS Marine Insurance Company
Allianz Global Risks US Insurance Company	Allianz Reinsurance Management Services, Inc.
Allianz Reinsurance of America, Inc.	Fireman’s Fund Insurance Company
Allianz Technology of America, Inc.	Fireman’s Fund Indemnity Corporation
Allianz Renewable Energy Partners of America LLC	National Surety Corporation
Allianz Renewable Energy Partners of America 2 LLC	Chicago Insurance Company
PFP Holdings, LLC.	Interstate Fire & Casualty Company
AZL PF Investments, Inc.	American Automobile Insurance Company
Dresdner Kleinwort Pfandbriefe Investments II, Inc.	The American Insurance Company
Allianz Fund Investments, Inc.	Allianz Risk Transfer, Inc.
Yorktown Financial Companies, Inc.	Allianz Risk Transfer (Bermuda), Ltd.
Questar Capital Corporation	Questar Agency, Inc.
(10)    Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2023 are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2023	2022	2021
Balance at January 1, net of reinsurance recoverables of $845, $734, and $665, respectively	$437	385	337
Incurred related to:
Current year	242	201	189
Prior years	(15)	(39)	(47)
Total incurred	227	162	142
Paid related to:
Current year	12	11	10
Prior years	121	99	84
Total paid	133	110	94
Balance at December 31, net of reinsurance recoverables of $1,000, $845, and $734, respectively	$531	437	385
Prior year incurred claim reserves for 2023, 2022 and 2021 were favorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on the individual LTC line of business.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(11)    Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss by ceding risks under yearly renewal term, coinsurance, and modified coinsurance.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on reserves, deposit-type contracts, and claims, for amounts recoverable from other insurers, was as follows:

	For the years ended December 31,
Reduction in:	2023	2022
Aggregate reserves *	$27,184	17,122
Deposit-type contracts	423	257
Policy and contract claims	50	33
*Aggregate reserves are reduced by funds withheld agreements that results in a reclassification of reserves to Funds held under reinsurance treaties on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in the amount of $10,034 and $139 as of December 31, 2023 and 2022, respectively.
Reinsurance reserves, recoverables, and receivables at December 31, 2023 and 2022, are covered by collateral of $14,101 and $12,894, respectively, in addition to the letter of credit on behalf of AZMO, as noted in Note 2.
Life insurance, annuities, and accident and health business assumed from and ceded to other companies are as follows:

Year ended	Direct amount	Ceded to other companies	Assumed from other companies	Net amount
December 31, 2023
Life insurance in-force	$89,951	52,123	42	37,870
Premiums:
Life	1,649	102	—	1,547
Annuities	16,985	1,208	—	15,777
Accident and health	177	73	75	179
Total premiums	$18,811	1,383	75	17,503

December 31, 2022
Life insurance in-force	$80,796	48,002	41	32,835
Premiums:
Life	1,537	94	—	1,443
Annuities	13,438	762	—	12,676
Accident and health	170	71	70	169
Total premiums	$15,145	927	70	14,288

December 31, 2021
Life insurance in-force	$65,088	41,500	50	23,638
Premiums:
Life	1,453	94	1	1,360
Annuities	13,226	623	—	12,603
Accident and health	168	68	62	162
Total premiums	$14,847	785	63	14,125

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company holds securities backing term life and universal life with secondary guarantees ceded reserves in compliance with Actuarial Guideline 48. As of both December 31, 2023 and 2022, the Company had 8 reinsurance contracts in which risks under covered policies have been ceded. The Company held primary securities in an amount at least equal to the required level of primary securities for all of these contracts.
There are no nonaffiliated reinsurers owned in excess of 10% or controlled, either directly or indirectly, by the Company or by a representative, officer, trustee, or director of the Company.
There are no policies issued by the Company that have been reinsured with a company chartered in a country other than the United States that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor, or any other person not primarily engaged in the insurance business.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits.
The Company does not have reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.
The Company did not write off any uncollectible recoverables during 2023, 2022, or 2021.
The Company executed or amended the following agreements during the current year, that included policies or contracts that were in force as of the effective date of the agreement:
The Company maintains a modified-coinsurance agreement with Resolution Re for certain fixed-indexed annuities and Resolution Re has a retrocession agreement with Talcott Life Re for 20% of the quota-share. A novation of that agreement resulted in Talcott Life Re directly facing Allianz Life instead of facing Resolution Re. This does not result in the modification or derecognition of the novated reinsured liabilities, and does not have any financial impact on the Company.
Effective November 30, 2023, the Company amended a reinsurance agreement with Talcott Life Re that covered an inforce block of certain fixed-indexed annuities. The amendment converted the agreement from a modified coinsurance basis to a funds withheld coinsurance basis, and did not result in a change in the reinsurance credits taken. This amendment resulted in reserves being reclassified from Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus to Funds held under reinsurance treaties on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus which amounted to $10,016 as of the effective date and $9,757 as of December 31, 2023.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(12)    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics
Information regarding the Company’s annuity actuarial reserves and deposit liabilities by withdrawal characteristics at December 31 is as follows:

	2023	Percentage of total	2022	Percentage of total
Subject to discretionary withdrawal:
With market value adjustment	$61,551	40%	$54,155	37%
At book value less current surrender charges of 5% or more	39,841	26	34,062	23
At market value	15,527	10	15,629	10
Total with adjustment or at market value	116,919	76	103,846	70
At book value without adjustment (minimal or no charge or adjustment)	30,105	19	34,870	24
Not subject to discretionary withdrawal	7,718	5	8,187	6
Total gross	154,742	100%	146,903	100%
Reinsurance ceded	23,033		12,936
Total net	$131,709		$133,967
Amount included in At book value less current charges of 5% or more that will move to At book value without adjustment in the year after the statement date:	$3,825		$3,376

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:	2023	2022
Life, Accident and Health Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	$80,492	89,017
Supplemental contracts with life contingencies, net	1,978	2,036
Deposit-type contracts	3,842	4,233
Subtotal	86,312	95,286
Separate Accounts Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	45,381	38,667
Supplemental contracts with life contingencies, net	16	14
Subtotal	45,397	38,681
Total annuity actuarial reserves and deposit fund liabilities	$131,709	133,967

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(13)    Life Actuarial Reserves by Withdrawal Characteristics
Information regarding the Company’s life actuarial reserves by withdrawal characteristics at December 31 is as follows:

	2023
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$754	752	758
Universal life with secondary guarantees	58	54	141
Indexed life	8,957	7,820	7,869
Other permanent cash value life insurance	86	86	86
Variable universal life	2	2	2
Miscellaneous reserves	—	—	302
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	184
Disability, active lives	XXX	XXX	49
Disability, disabled lives	XXX	XXX	5
Miscellaneous reserves	XXX	XXX	39
Total gross	9,857	8,714	9,435
Reinsurance ceded	560	560	791
Total net	$9,297	8,154	8,644

	2022
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$786	785	791
Universal life with secondary guarantees	58	53	140
Indexed life	7,857	6,824	6,859
Other permanent cash value life insurance	97	97	97
Variable universal life	2	2	2
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	198
Disability, active lives	XXX	XXX	49
Disability, disabled lives	XXX	XXX	5
Miscellaneous reserves	XXX	XXX	40
Total gross	8,800	7,761	8,181
Reinsurance ceded	587	587	848
Total net	$8,213	7,174	7,333

The Company does not have any life policies with guarantees in the separate account.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2023
Separate Account Nonguaranteed	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$17	17	17
Total gross	17	17	17
Reinsurance ceded	—	—	—
Total net	$17	17	17

	2022
Separate Account Nonguaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$16	16	16
Total gross	16	16	16
Reinsurance ceded	—	—	—
Total net	$16	16	16

Reconciliation of total life actuarial reserves:	2023	2022
Life, Accident, and Health Annual Statement:
Life insurance, net	$8,274	$7,263
Disability, active lives, net	46	47
Disability, disabled lives, net	1	1
Miscellaneous reserves, net	323	22
Subtotal	8,644	7,333
Separate Accounts Annual Statement:
Life insurance, net	17	16
Subtotal	17	16
Total life actuarial reserves	$8,661	$7,349

(14)    Separate Accounts
The Company’s separate accounts represent funds held for the benefit of contract holders entitled to payments under variable annuity contracts, variable life policies and market value adjusted annuity contracts issued through the Company’s separate accounts and underwritten by the Company. As of December 31, 2023 and 2022, the Company's separate accounts are classified as nonguaranteed. Information regarding the Company’s separate accounts for the years ended December 31 is as follows:

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2023	2022
Premiums, considerations, or deposits	$5,405	4,839

Reserves:
Reserves for accounts with assets at fair value	15,695	15,788
Reserves for accounts with assets at amortized cost	29,719	22,909
Total reserves	$45,414	38,697
By withdrawal characteristics:
At book value without MV adjustment and with current surrender charge of 5% or more	$25,533	19,533
At fair value	15,658	15,753
At book value without MV adjustment and with current surrender charge of less than 5%	4,192	3,382
Subtotal	45,383	38,668
Not subject to discretionary withdrawal	31	29
Total	$45,414	38,697
As of December 31, 2023 and 2022, the Company’s separate accounts included legally insulated assets and non-insulated assets attributed to the following products/transactions:

	2023		2022
Product/transaction	Legally insulated	Not legally insulated	Legally insulated	Not legally insulated
Variable Annuities	$15,462	—	15,624	—
Variable Life	17	—	16	—
Variable Annuities (Non-Unitized Insulated)	453	—	411	—
Variable Annuities (Non-Unitized Non-Insulated)	—	36,826	—	27,420
Variable Annuities (MN MVA)	—	23	—	31
Total	$15,932	36,849	16,051	27,451
The Company’s separate account liabilities contain guaranteed benefits. The liabilities for guaranteed benefits are supported by the Company’s general account assets. To compensate the general account for the risk taken, the separate account paid risk charges of $155, $163, $171, $180, and $204 during the past five years, respectively. The general account of the Company paid $59, $59, $4, $19, and $16 towards separate account guarantees during the past five years, respectively.
As of December 31, 2023 and 2022, the Company has lent assets with a carrying value of $852 and $1,399, and a fair market value of $741 and $1,149, respectively. The Company lends the securities and the borrower provides cash collateral and short term securities to support the loan. The aggregate amount of collateral received was $761 and $1,179 as of December 31, 2023 and 2022, which was comprised of $760 and $1,059 of cash collateral and $1 and $120 of non-cash collateral, respectively. The Company's separate account securities lending program is the same as the general account program.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

A reconciliation of net transfers to (from) separate accounts for the years ended December 31 is included in the following table:

	2023	2022	2021
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to separate accounts	$5,405	4,839	5,927
Transfers from separate accounts	(4,579)	(3,106)	(3,507)
Net transfers to separate accounts	826	1,733	2,420
Reconciling adjustments:
Other adjustments	8	(1)	4
Transfers as reported in the Statutory Statements of Operations	$834	1,732	2,424
(15)Related-Party Transactions
(a)     Organization Changes
On January 1, 2021, the Company formed Allianz Strategic Investments (ASI), a non-insurance subsidiary. ASI’s sole operations are investment activities associated with direct equity holdings performed in coordination with Allianz Life. Allianz Life has made various capital contributions into ASI in the form of preferred and common stock investments as indicated in the table below in 15(e).
The company legally dissolved and terminated its subsidiary Questar Asset Management (QAM) on September 30, 2021. Upon termination, QAM paid a dividend to Yorktown. Yorktown subsequently paid a dividend to the Company as indicated in the table below in 15(e).
On November 30, 2022, the Company sold Allianz Individual Insurance Group (AIIG) and its wholly-owned subsidiaries, TruChoice Financial Group, LLC and Inforce Solutions, LLC.
(b)    Related-Party Invested Assets
The Company has an agreement to lend AZOA $39. The remaining loan balance was $25 and $30 as of December 31, 2023 and 2022, respectively, and is included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Repayment of this loan began in 2021 and has a final maturity date of August 30, 2026. The interest rate is a fixed rate of 4.49%. Interest income earned and accrued had an immaterial impact to the Company during 2023, 2022, and 2021, respectively.
The Company invests in limited partnerships that are managed by its affiliate Pacific Investment Management Company (PIMCO). The total committed capital for the limited partnerships is $234 and $223 of which $91 and $91 is unfunded as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, the fair value of the investment is $248 and $143 respectively, and is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has a seed money investment in exchange traded funds that are managed by a related party, PIMCO, with reported balances of $30 and $31 as of December 31, 2023 and 2022, respectively, within Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
The Company invests in bonds that are managed by a related party, PIMCO. The Company's committed capital for the PIMCO bonds was $1,315 and $1,260 as of December 31, 2023 and 2022, respectively, of which $423 and $488 was unfunded as of December 31, 2023 and 2022, respectively. The Company reported balances of $804 and $725 as of December 31, 2023 and 2022, respectively, related to the PIMCO bonds within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has a seed money investment in exchange traded funds that are managed by a related party, AIM. The Company reported a balance of $89 and $57 as of December 31, 2023 and 2022 related to the seed money

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

investment within Stocks on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
(c)     Service Fees
The Company incurred fees for services provided by affiliated companies of $409, $205, and $194 in 2023, 2022, and 2021, respectively. The Company’s liability for these expenses was $47 and $32 at December 31, 2023 and 2022, respectively, and is included in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company earned revenues for various services provided to affiliated companies and subsidiaries of $99, $80, and $71 in 2023, 2022, and 2021, respectively. The receivable for these revenues was $7 and $6 as of December 31, 2023 and 2022, respectively, and is included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company has agreements with its affiliates PIMCO and with certain other related parties whereby (1) specific investment options managed by PIMCO are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO. Income recognized by the Company from this affiliate for distribution and in-force related costs as a result of providing investment options to the contractholders was $4, $5, and $7 during 2023, 2022, and 2021, respectively, which is included in Fees from separate accounts on the Statutory Statements of Operations. At December 31, 2023 and 2022, $0 and $0, respectively, were included for related receivables of these fees in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC (ALFS) in the amount of $402, $372, and $427 for the years ended December 31, 2023, 2022, and 2021, respectively. The Company has an agreement with ALFS, whereby interest receivable is assigned to the Company and 12b-1 fee receivables are assigned to the Company and AZNY. The Company has also agreed with AZNY to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and AZNY. In the event that assigned receivables exceed expenses, ALFS records a dividend-in-kind to the Company and a loss on the transaction with AZNY. The Company recorded a net (expense) revenue from this agreement of $(51), $(42), and $(42) for the years ended December 31, 2023, 2022, and 2021, respectively.
(d)     Dividends to Parent
The Company paid cash dividends to AZOA of $500, $4,100, and $900 in 2023, 2022, and 2021, respectively. Based on the ordinary dividend limitations set forth under Minnesota Insurance Law, the dividends paid in 2023 were ordinary and 2022, and 2021 were considered extraordinary.
(e)     Capital Contributions and Dividends with Subsidiaries
During the years ended December 31, the Company received dividends from its subsidiaries as follows:

	2023	2022	2021
Allianz Investment Management, LLC	$34	47	41
AZL PF Investments, Inc. (AZLPF) (1)	67	30	—
Allianz Individual Insurance Group, LLC (AIIG)	—	5	4
Total	$101	82	45
(1) Dividends received from AZLPF includes $38 of dividends that originated from Allianz Fund Investments, Inc., which paid dividends to its immediate parent, Dresdner Kleinwort Pfandbriefe Investments II, Inc. ("DKPII"). DKPII then paid dividends to AZLPF, which subsequently paid dividends to the Company.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

During the years ended December 31, the Company made capital contributions to subsidiaries as follows:

	2023	2022	2021
AZNY	$30	30	—
Allianz Investment Management U.S. LLC (AIM US)	—	—	8
ALFS	51	42	48
Allianz Strategic Investments, LLC (ASI)	$7	13	66
Total	$88	85	122
(f)     Reinsurance
The Company wholly-owns AZMO, a Special Purpose Life Reinsurance Captive Insurance Company domiciled in Missouri. The Company cedes to AZMO, and AZMO provides reinsurance on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and certain universal life insurance policies written directly by the Company. The total premium and associated reserve amounts ceded from the Company to AZMO for the years ended December 31, 2023, 2022, and 2021 were $3, $3, and $2, respectively. The Company recorded a ceding commission of $1 for 2023, 2022, and 2021, respectively. In addition, the Company recorded a deferred gain of $97 upon execution of the reinsurance agreement in 2009, of which $3, $3 and $3 was amortized in 2023, 2022, and 2021, respectively, and included in Commissions and expense allowances on reinsurance ceded on the Statutory Statements of Operations.
The Company has reinsurance recoverables and receivables related to reinsurance agreements with affiliated entities. Total affiliated reinsurance recoverables and receivables were $5 and $1 as of December 31, 2023 and 2022, respectively, and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(g)     Line of Credit Agreement
The Company has a line of credit agreement with its subsidiary, AZNY, to provide liquidity, as needed. The Company’s lending capacity under the agreement is limited to 5% of the general account admitted assets of AZNY as of the preceding year end. The Company provided $30 to AZNY under the terms of this agreement on May 10, 2022. The full amount was repaid on June 29, 2022. There was no outstanding balance under the line of credit agreement as of December 31, 2023 and 2022.

(h)     SCA or SSAP 48 Entity Loss Tracking
The Company had the losses from the following entities for the year ended December 31, 2023 and did not have any losses for the years ended December 2022 and 2021.

Entity	Reporting Entity's Share of Entity's Net Income (Loss)	Accumulated Share of Net Income (Losses)	Reporting Entity's Share of Equity, Including Negative Equity	Guaranteed Obligation / Commitment for Financial Support (Yes / No)	Reported Value
AIM U.S. LLC	$—	(11)	(11)	YES	$—
Yorktown Holdings	—	—	—	YES	$—
SCA or SSAP 48 entity losses did not have any impact on other investments for the years ended December 31, 2023, 2022, and 2021 respectively.
(16)    Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80%

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $15, $15, and $13 in 2023, 2022, and 2021, respectively, toward the AAAP matching contributions and administration expenses.
A defined group of highly compensated employees is eligible to participate in the AZOAC Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay period basis and are immediately vested. Participants and the Company share the administrative fee. The accrued liability of $78 and $69 as of December 31, 2023 and 2022, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company can make discretionary contributions to the plan in the form and manner the Company determines reasonable. Discretionary contributions are currently determined based on production. The accrued liability of $47 and $50 as of December 31, 2023 and 2022, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees Restricted Stock Units (RSU) that are tied to Allianz SE stock. Allianz SE determines the number of RSU granted to each participant. The Company records expense equal to the change in fair value of the units during the reporting period, which includes the Company's estimate of the number of awards expected to be forfeited. A change in value of $17, $8, and $8 was recorded in 2023, 2022, and 2021, respectively, and is included in General and administrative expenses on the Statutory Statements of Operations. The related liability of $34 and $21 as of December 31, 2023 and 2022, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(17)    Statutory Capital and Surplus
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. As such, the Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2023 and 2022, were in compliance with these requirements. The maximum amount of ordinary dividends that can be paid by Minnesota insurance companies to the stockholder without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its prior year-end statutory surplus, or the net gain from operations before net realized capital gain of the insurer for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $1,587 can be paid in 2024 without prior approval of the Department.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels,

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2023 and 2022.
(18)    Direct Premiums Written by Third-Party Administrators
The Company has direct premiums written by third-party administrators (TPAs). The types of business written by the TPAs include life, accidental death and dismemberment, medical, disability, excess risk, and LTC. The authority granted to the TPAs includes binding authority, claims payment, claims adjustment, underwriting, and premium collection. Total premiums written by TPAs were $255, $204, and $136 for 2023, 2022, and 2021, respectively. For the years ended December 31, 2023, 2022, and 2021, there were no individual TPAs that wrote premiums that equaled at least 5% of the capital and surplus of the Company.
(19)    Capital Structure
The Company is authorized to issue three types of capital stock, as outlined in the table below:

	Authorized	Issued and outstanding	Par value, per share	Redemption and liquidation rights
Common stock	40,000,000	20,000,001	$1.00	None
Preferred stock:
Class A (consisting of Series A and B below)	200,000,000	18,903,484	$1.00	Designated by Board for each series issued
Class A, Series A	8,909,195	8,909,195	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
Class A, Series B	10,000,000	9,994,289	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
Class B	400,000,000	—	$1.00	Designated by Board for each series issued
Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See Note 1 for further discussion.
Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.
As discussed in Note 15 to these Statutory Financial Statements, the Company carried out various capital transactions with related parties during 2023, 2022, and 2021.
(20)    Reconciliation to the Annual Statement
The Company is required to file an Annual Statement with the Department. As of December 31, 2023 and 2022, there is no difference in admitted assets or liabilities between this report and the Annual Statement. As of December 31, 2023, 2022, and 2021, there is no difference in capital and surplus or net income between this report and the Annual Statement.
(21)    Commitments and Contingencies
The Company and its subsidiaries are named as defendants in various pending or threatened legal proceedings on an ongoing basis, arising from the conduct of business, including three putative class action proceedings: Sanchez v.

Statutory Financial Statements as of December 31, 2023

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County, BC594715), Small v. Allianz Life Ins. Co. of North America (United Stated District Court, Central District of California, Case No. 2:20-cv-01944-AB (KESx)(Small I), and Small v Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County, 22STCV17838)(Small II). The Sanchez case was certified as a class; and the parties settled the matter and the settlement has been granted final approval by the Court. The two Small cases are related. Small I case has been certified as a class action. The court granted partial judgment in favor of the class, with damages yet to be tried, and granted partial judgment to the Company on claims of class members with time-barred claims. The class certification decision is on appeal, and the district court action is stayed pending appeal. Small II has not been certified as a class action and is currently stayed. The Company generally intends to vigorously contest the lawsuits, but may pursue settlement negotiations in some cases, if appropriate. The outcome of the cases is uncertain at this time, and there can be no assurance that such litigation, or any future litigation, will not have a material adverse effect on the Company and/or its subsidiaries. The Company recognizes legal costs as incurred.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, the Internal Revenue Service, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is and may become subject to ongoing market conduct examinations and investigations by regulators, which will or may result in fines and/or otherwise have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. Those unlimited guarantees are made on behalf of certain wholly owned subsidiaries (AZNY, AZMO, ALFS and Questar Capital Corporation, through its parent, Yorktown). These guarantees are not limited and cannot be estimated as of the balance sheet date. From time to time, the Company makes capital contributions to these subsidiaries as needed under the guarantees. Capital contributions made during the years ended December 31, 2023, 2022, and 2021 are detailed in Note 15.
The Company had investments in limited partnerships that required a commitment of capital of $659 and $446 for the years ended December 31, 2023 and 2022, respectively. The Company had commitments to fund private placement investments of $3,107 and $1,889 as of December 31, 2023 and 2022, respectively.
(22)    Subsequent Events
The Company has evaluated subsequent events through April 8, 2024, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2023 that require adjustment to the Statutory Financial Statements.
In March 2024, the Company made a capital contribution of $30 to Allianz Life Insurance Company of New York.

Statutory Financial Statements as of December 31, 2023

For Service or More Information
The Form N-4 Statement of Additional Information (SAI) contains additional information about the Contract, Allianz Life, and the Separate Account. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. This prospectus and the SAI can be found online at www.allianzlife.com/prospectuses. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to contact.us@allianzlife.com.
The SEC maintains a website www.sec.gov. The prospectus, the Form N-4 SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Our Service Center
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.
To send applications, and/or a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
To send applications, and/or a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
REGULAR MAIL
Allianz Life Insurance Company of North America P.O. Box 59060 Minneapolis MN 55459-0060

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis MN 55416-1297

Checks sent to the wrong address for applications or additional Purchase Payments are forwarded to the 5701 Golden Hills Drive address listed above, which may delay processing.
For general customer service by email, please use this address: contact.us@allianzlife.com. To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: www.allianzlife.com. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.
All dealers that effect transactions in these securities are required to deliver a prospectus.
EDGAR Contract ID No.: C000228689

Allianz Index Advantage Income ADV® Variable Annuity Prospectus – October 29, 2024
 Back Cover

STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ Index Advantage Income ADV® VARIABLE ANNUITY contract
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE and index-linked  DEFERRED ANNUITY CONTRACT
Issued by
Allianz Life Variable Account B (the Separate Account) and
Allianz Life Insurance Company of North America (Allianz Life, we, us, our)
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Contract’s prospectus, dated October 29, 2024. Definitions of capitalized terms can be found in the glossary of the prospectus.
The prospectus contains important information about the Contract and Allianz Life that you ought to know before investing. For a copy of the Contract’s prospectus, visit www.allianzlife.com/prospectuses, send an email request to contact.us@allianzlife.com, or call or write us at:
Allianz Life Insurance Company of North America
P. O. Box 59060
Minneapolis MN 55459-0060
(800) 624-0197
Dated: October 29, 2024
IAIADVSAI-1024

TABLE OF CONTENTS

Allianz Life as Custodian	3
Legal Opinions	3
Distributor	3
Administrative Service Fees	3
Annuity Payments	3
Annuity Payment Options	4
Appendix A – Death of the Owner and/or Annuitant	5

Allianz Index Advantage Income ADV® Statement of Additional Information – October 29, 2024
 2

Allianz Life as Custodian
Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

Legal Opinions
John P. Hite, Associate General Counsel, Senior Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

Distributor
The Contracts, which are offered continuously, are distributed by Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America.
ALFS sells annuity contracts issued by Allianz Life primarily through “wholesaling,” in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 541 retail broker/dealers to sell its contracts.
The contracts offered by this Registration Statement are designed specifically to be marketed by investment advisory firms and their advisory representatives. These firms may also be registered as broker-dealers.
As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately 70 broker-dealer firms. These payments vary in amount. In 2023, the five firms receiving the largest payments, ranging from $1,021,971.93 to $13,733,465.05 are listed below.
Firm Name
LPL Financial
MML Investors Services, Inc
Royal Alliance
Wells Fargo Advisors LLC – Wealth (ISG)
Wells Fargo Advisors LLC (PCG)

Administrative Service Fees
Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 13, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:
Calendar Year	Total Paid to Tata
2021	$2,112,265
2022	$2,015,485
2023	$2,503,039

Annuity Payments
We base Annuity Payments on the greater of Contract Value or Cash Value. We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option G, or if your Income Payments under the Increasing Income payment option are converted to Annuity Payments. The Contract Value or Cash Value you apply to Annuity Payments is placed in our general account. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.

Allianz Index Advantage Income ADV® Statement of Additional Information – October 29, 2024
 3

Annuity Payments end upon the earliest of the following.
●
Under Annuity Option A, the end of the guaranteed period.
●
Under Annuity Options B, F, and G, the death of the last surviving Annuitant.
●
Under Annuity Option C, the death of the Annuitant and the end of the guaranteed period.
●
When the Contract ends.
Annuity Payment Options
The Annuity Payment Options are briefly described in prospectus section 8 – The Annuity Phase, and we included additional information that you may find helpful here.
Option A - Guaranteed Period. We make Annuity Payments for a guaranteed period of ten years. If the Annuitant dies before the end of the guaranteed period, then we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(ies).
Option B - Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract. If we convert your single Income Payments to Annuity Payments under this option, on the Annuity Date we will establish a “remaining value” equal to your Contract Value. Each Annuity Payment will reduce the remaining value by the dollar amount paid. Upon the death of the Annuitant, we will pay any remaining value to the named Beneficiary(ies).
Option C - Life with Guaranteed Period of either 5 or 10 Years. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(ies). If the Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death.
Option F - Joint and Survivor. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract. If we convert your joint Income Payments to Annuity Payments under this option, on the Annuity Date we will establish a “remaining value” equal to your Contract Value. Each Annuity Payment will reduce the remaining value by the dollar amount paid. Upon the death of the last surviving Annuitant, we will pay any remaining value to the named Beneficiary(ies).
Option G - Joint and 2/3 Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant at 2/3 of the original amount. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Allianz Index Advantage Income ADV® Statement of Additional Information – October 29, 2024
 4

Appendix A – Death of the Owner and/or Annuitant
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● We pay a death benefit to the Beneficiary unless the
Beneficiary is the surviving spouse and continues the
Contract. The Income Benefit and any Income Payments will
also end unless the Beneficiary is both a surviving spouse
and either an Eligible Person (if Income Payments have not
begun) or a Covered Person (if Income Payments have
begun). For a description of the death benefit and payout
options, see prospectus section 11, Death Benefit - Death
Benefit Payment Options During the Accumulation Phase.
● If the deceased Owner was a Determining Life and the
surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse becomes the new Owner,
– if Income Payments have not begun the Accumulation
Phase continues,
– if Income Payments have begun, they can only continue if
the surviving spouse is a Covered Person; otherwise the
Income Benefit ends, and
– upon the surviving spouse’s death, his or her
Beneficiary(ies) receives the greater of Contract Value or
Cash Value.
● If the deceased Owner was not the Determining Life the
Traditional Death Benefit or Maximum Anniversary Value
Death Benefit are not available and the Beneficiary(ies)
receive the greater of Contract Value or Cash Value.

● The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option,
the Beneficiary also becomes the new Owner.
● If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end. If Income
Payments were converted to Annuity Payments under
Annuity Option B or F, we will also pay any remaining
value to the named Beneficiary(ies).
● If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.
● For a Qualified Contract, the Annuity Payments must end ten years after the Owner’s death.

Allianz Index Advantage Income ADV® Statement of Additional Information – October 29, 2024
Appendix A
 5

UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent
Beneficiaries.
● We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract.
The Income Benefit and any Income Payments will also end
unless the surviving Joint Owner is both a surviving spouse
and either an Eligible Person (if Income Payments have not
begun) or a Covered Person (if Income Payments have
begun). For a description of the death benefit and payout
options, see prospectus section 11, Death Benefit - Death
Benefit Payment Options During the Accumulation Phase.
● If the deceased Joint Owner was a Determining Life and the surviving spouse/Joint Owner continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse/Joint Owner becomes the new sole
Owner,
– if Income Payments have not begun the Accumulation
Phase continues,
– if Income Payments have begun, they can only continue if
the surviving spouse/Joint Owner is also a Covered
Person; otherwise the Income Benefit ends, and
– upon the surviving spouse/Joint Owner’s death, his or her
Beneficiary(ies) receives the greater of Contract Value or
Cash Value.
● If the deceased Joint Owner was not a Determining Life the
Traditional Death Benefit or Maximum Anniversary Value
Death Benefit are not available and the Beneficiary(ies)
receive the greater of Contract Value or Cash Value.

● If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes
the sole Owner.
● If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end. If Income
Payments were converted to Annuity Payments under
Annuity Option B or F, we will also pay any remaining
value to the named Beneficiary(ies).
● If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.

Allianz Index Advantage Income ADV® Statement of Additional Information – October 29, 2024
Appendix A
 6

UPON THE DEATH OF AN ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● If the deceased Annuitant was not an Owner, and the
Contract is owned only by an individual(s), we do not pay a
death benefit. The Owner can name a new Annuitant subject
to our approval.
● If the deceased Annuitant was a sole Owner, we pay a death benefit as discussed in the “Upon the Death of a Sole Owner”
table. If the Contract is continued by a surviving spouse, the new surviving spouse Owner can name a new Annuitant
subject to our approval.
● If the deceased Annuitant was a Joint Owner, we pay a death benefit as discussed in the “Upon the Death of a Joint Owner”
table. If the Contract is continued by a surviving Joint Owner who is also a surviving spouse, the surviving spouse Joint
Owner can name a new Annuitant subject to our approval.
● If the Contract is owned by a non-individual, we treat the death of the Annuitant as the death of a sole Owner, and we
pay a death benefit as discussed in the “Upon the Death of a
Sole Owner” table. NOTE: For non-individually owned
Contracts, spousal continuation is only available if the
Contract is Qualified, owned by a qualified plan or a
custodian, and the surviving spouse is named as the
sole primary beneficiary under the qualified plan or
custodial account.

● No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end. If Income
Payments were converted to Annuity Payments under
Annuity Option B or F, we will also pay any remaining
value to the named Beneficiary(ies).
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new sole Owner.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint
Owner, the surviving Joint Owner becomes the sole Owner.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT
● Only Annuity Options F and G allow joint Annuitants. Under
Annuity Options F and G, Annuity Payments to the Payee
continue during the lifetime of the surviving joint Annuitant. If
Income Payments were converted to Annuity Payments
under Annuity Option F, we will also pay any remaining value to the named Beneficiary(ies).

● No death benefit is payable.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new Owner.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint
Owner, the surviving Joint Owner becomes the sole Owner.

Allianz Index Advantage Income ADV® Statement of Additional Information – October 29, 2024
Appendix A
 7

PART C – OTHER INFORMATION

ITEM 27. EXHIBITS

(a)	1.	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registrant’s initial filing on Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on June 25, 1996.

	2.	Resolution of Board of Directors of the Company authorizing registration of the Allianz Index Advantage annuity and establishment of a new separate account, dated December 11, 2012, incorporated by reference as exhibit EX-99.B1.b from Registrant’s initial filing on Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on January 3, 2013.

(b)		Not Applicable

(c)	1.	Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Variable Account B and NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3 from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on December 13, 1996. (North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC. NALAC Variable Account B is the predecessor of Allianz Life Variable Account B.)

	2.	Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC, dated June 1, 2010 incorporated by reference as exhibit EX-99B3b. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

	3.	The current specimen of the selling agreement, M1252 (2/2021), (General Agency Agreement) between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public, incorporated by reference as exhibit EX-99.27(c)3 from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-268962 and 811-05618) electronically filled on April 17, 2024..

(d)	1.	Individual Variable Annuity Contract L40538, incorporated by reference as exhibit 4(a) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	2.	Individual Variable Annuity Contract L40538-01-IADV, incorporated by reference as Exhibit 4(a)(ii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

	3.	Base Contract Schedule, S40875-IADV, incorporated by reference as exhibit 4(b)(i).a. from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	4.	Base Contract Schedule, S40875-01-IADV, incorporated by reference as Exhibit 4(b)(iii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

	5.	Index Options Contract Schedule, S40877-INCOME, incorporated by reference as Exhibit 4(b)(iv) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

	6.	Index Options Schedule, S40877-IADV, incorporated by reference as exhibit 4(b)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	7.	Index Options Contract Schedule, S40877-01-INCOME, incorporated by reference as Exhibit 4(g)(v) from Post-Effective Amendment No. 4 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on October 11, 2023.

	8.	Index Protection Strategy with Cap Rider-S40899-01-IADV, incorporated by reference as exhibit 4(e)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	9.	Index Protection Strategy with Declared Protections Strategy Credit Rider-S40879-01-IADV, filed on April 20, 2021 as Exhibit 4(e)(i) to Registrant’s Initial Registration on Form S-1 (File No. 333-255386), is incorporated by reference.

	10.	Index Protection Strategy with Trigger Rider-S40879-02, incorporated by reference as Exhibit 4(e)(iii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

	11.	Index Protection Strategy with Cap Rider-S40899-02, incorporated by reference as Exhibit 4(e)(iv) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

	12.	Index Guard Strategy Rider-S40889-02-IADV, incorporated by reference as exhibit 4(f) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	13.	Index Guard Strategy Rider-S40889-03, incorporated by reference as Exhibit 4(f)(ii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

14.	Index Precision Strategy Rider, S40891-01-IADV, incorporated by reference as exhibit 4(g) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

15.	Index Precision Strategy Rider, S40891-02, incorporated by reference as Exhibit 4(g)(ii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

16.	Index Precision Strategy Rider, S40891-03, incorporated by reference as Exhibit 4(g)(iv) from Post-Effective Amendment No. 4 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on October 11, 2023.

17	Index Dual Precision Strategy Rider, S40909, incorporated by reference as Exhibit 4(g)(iii) from Post-Effective Amendment No. 4 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on October 11, 2023.

18.	Index Performance Strategy Rider II,-S40903-IADV, filed on April 20, 2021 as Exhibit 4(d)(i) to Registrant’s Initial Registration on Form S-1 (File No. 333-255386), is incorporated by reference.

19.	Index Performance Strategy Rider II,-S40903-01, incorporated by reference as Exhibit 4(d)(iii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

20.	Index Performance Strategy Rider III,-S40904-IADV, filed on April 20, 2021 as Exhibit 4(d)(ii) to Registrant’s Initial Registration on Form S-1 (File No. 333-255386), is incorporated by reference.

21.	Index Performance Strategy Rider III,-S40904-01, incorporated by reference as Exhibit 4(d)(iv) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

22.	Performance Lock Rider S40908, incorporated by reference as Exhibit 4(i) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

23.	Income Benefit Rider, S40901-02-IADV, incorporated by reference as exhibit 4(h)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

24.	Income Benefit Rider (with lock and go) S40901-04-IADV, incorporated by reference as Exhibit 4(h)(iii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

25.	Income Benefit Rider Contract Schedule, S40902-02, incorporated by reference as Exhibit 4(h)(iv) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

26.	Income Multiplier Benefit Rider, S40905, incorporated by reference as exhibit 4(k)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

27.	Income Multiplier Benefit Rider Schedule, S40906, incorporated by reference as exhibit 4(k)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

28.	Income Multiplier Benefit Rider, S40905-01, incorporated by reference as Exhibit 4(l)(iii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

29.	Income Multiplier Benefit Rider Contract Schedule, S40906-01, incorporated by reference as Exhibit 4(l)(iv) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

30.	Traditional Death Benefit Rider, S40880-01-IADV, incorporated by reference as Exhibit 4(j)(ii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

31.	Traditional Death Benefit Rider, S40880-IADV, incorporated by reference as exhibit 4(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

32.	Maximum Anniversary Death Benefit Rider- S40897-IADV, incorporated by reference as exhibit 4(j)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

33.	Maximum Anniversary Value Death Benefit Rider, S40897-01-IADV, incorporated by reference as Exhibit 4(k)(iii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

34.	Maximum Anniversary Death Benefit Rider Schedule- S40898-IADV, incorporated by reference as exhibit 4(j)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

35.	Maximum Anniversary Value Death Benefit Contract Schedule, S40898-01-IVA, incorporated by reference as Exhibit 4(k)(iv) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

	36.	Roth IRA Endorsement-S40342 incorporated by reference as exhibit EX-99.B4.l. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

	37.	IRA Endorsement-S40014 incorporated by reference as exhibit EX-99.B4.g. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

	38.	Unisex Endorsement-(S20146) incorporated by reference as exhibit EX-99.B4.h. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

(e)	1.	Application for Individual Variable Annuity Contract – ICC21-IAI-APP-ADV incorporated by reference as exhibit 4(c) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	2.	Annuity Purchase Acknowledgment, E-APA-VAR-03, incorporated by reference as Exhibit 4(c)(ii) from Post-Effective Amendment No. 1 to Registrant’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

(f)	1.	Articles of Incorporation, as amended and restated August 1, 2006, of Allianz Life Insurance Company of North America, incorporated by reference as exhibit EX-99.B6.i. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

	2.	Bylaws, as amended and restated August 1, 2006, of Allianz Life Insurance Company of North America, incorporated by reference as exhibit EX-99.B6.ii. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

(g)	Not Applicable

(h)	1.	Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(2) to Registrant’s Post-Effective Amendment No. 53 (File Nos. 333-83423 and 811-09491), is incorporated by reference.

(i)	1.	Master Professional Services Agreement effective January 1, 2020 between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited, incorporated by reference as exhibit 27(i)(1). from Post-Effective Amendment No. 23 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.

	2.	BPO Service Description and Statement of Work of the Master Professional Serives Agreement between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited effective January 1, 2020, incorporated by reference as exhibit 27(i)(2). from Post-Effective Amendment No. 23 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.

	3.	Attachment 2-F to BPO Schedule 2 of the BPO Service Description and Statement of Work of the Master Professional Serives Agreement between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited effective January 1, 2020, incorporated by reference as exhibit 27(i)(3). from Post-Effective Amendment No. 23 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.

(j)	Not Applicable

(k)*	Opinion and Consent of Counsel

(l)*	Consent of Independent Registered Public Accounting Firm

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)	Powers of Attorney, dated March 2024, incorporated by reference as EX-99.27(p) from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-268962 and 811-05618) electronically filled on April 17, 2024.

*	Filed herewith
**	To be filed by amendment

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Jasmine M. Jirele	Director, President, and Chief Executive Officer
Andreas G. Wimmer Allianz SE Königinstraße 28 Munich, Germany 80802	Director and Board Chair
William E. Gaumond	Director, Senior Vice President, Chief Financial Officer, and Treasurer
Eric J. Thomes	Senior Vice President, Chief Distribution Officer
Neil H. McKay	Senior Vice President, Chief Actuary
Gretchen Cepek	Senior Vice President, General Counsel, and Secretary
Jean-Roch P.F. Sibille	Senior Vice President, Chief Investment Officer
Rebecca A. Wysocki	Vice President, Controller and Assistant Treasurer
Jenny L. Guldseth	Senior Vice President, Chief People and Culture Officer
Emmanuelle Thommerot	Senior Vice President, Chief Marketing and Strategy Officer
Karim Akhavan-Hezavei	Senior Vice President, Chief Operating Officer
Walter R. White	Director
Udo Frank	Director
Kevin E. Walker	Director
Howard E. Woolley	Director
Lauren Kathryn Day Allianz SE Koeniginstrasse 28 Munich, Germany 80802	Director

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Insurance Company organizational chart is incorporated by reference as EX-99.29 from Post-Effective amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-268962 and 811-05618) electronically filled on April 17, 2024.

TEM 30. INDEMNIFICATION

Indemnification provision, as required by the ’33 Act, Rule 484

The Bylaws of the Insurance Company provide:

ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

SECTION 1. RIGHT TO INDEMNIFICATION:

(a)	Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an “Indemnified Person”) who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or

	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or

	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or

	(iv)	serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Outside Organization”).

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:

	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;

	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;

	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;

	(iv)	for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;

	(vi)	for acts or omissions that show a reckless disregard for the Indemnified Person’s duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person’s duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person’s duties to the Corporation or its shareholders;

	(viii)	in circumstances where indemnification is prohibited by applicable law;

	(ix)	in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:

(a)	Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)	Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys’ fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)	Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:

(a)	“Corporation” for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.

(b)	“Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)	“Professional Services” shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:

Allianz Life Variable Account A
Allianz Life of NY Variable Account C
Allianz Funds

The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:

5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name		Positions and Offices with Underwriter
Corey J. Walther		Governor and President
Eric J. Thomes		Governor, Chief Executive Officer, and Chief Manager
William E. Gaumond		Governor
Amy K. Borden		Chief Financial Officer and Treasurer
John C. Helmen		Assistant Vice President, Distribution National Accounts
Matthew C. Dian		Vice President, Chief Compliance Officer
Kristine M. Lord-Krahn		Chief Legal Officer and Secretary
Nicole D. Van Walbeek		Assistant Secretary

For the period 1-1-2023 to 12-31-2023
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$401,570,139.26	$0	$0	$0

The $401,570,139.26 that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Incorporated by reference as Item B3 on form NCEN, filed by the Registrant on March 14, 2024.

ITEM 33. MANAGEMENT SERVICES

Not Applicable

ITEM 34. FEE REPRESENTATION

Allianz Life Insurance Company of North America (“Company”) hereby represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:

1.

Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3.

Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.

Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of North America on behalf of the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota, on this 7th day of October, 2024.

ALLIANZ LIFE VARIABLE ACCOUNT B

(Registrant)

By: ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Depositor)

By: /s/ JOHN P. HITE

John P. Hite

Senior Counsel, Associate General Counsel

By: JASMINE M. JIRELE (1)

Jasmine M. Jirele

President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 7th day of October, 2024.

Signature	Title

Jasmine M. Jirele (1)	Director, President & Chief Executive Officer

Andreas G. Wimmer (1)	Director and Board Chair

William E. Gaumond(1)	Director, Senior Vice President, Chief Financial Officer and Treasurer (principal accounting officer)

Howard E. Woolley(1)	Director

Udo Frank(1)	Director

Kevin E. Walker(1)	Director

Walter R. White(1)	Director

Lauren Kathryn Day(1)	Director

(1)	By Power of Attorney incorporated by reference as exhibit 27(p) from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-268962 and 811-05618).

By: /s/ John P. Hite

John P. Hite

Senior Counsel, Associate General Counsel

EXHIBITS TO

POST-EFFECTIVE AMENDMENT NO. 18

TO

FORM N-4

(FILE NOS. 333-255394 AND 811-05618)

ALLIANZ LIFE VARIABLE ACCOUNT B

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

INDEX TO EXHIBITS
27(k) Opinion and Consent of Counsel
27(l) Consent of Independent Registered Public Accounting Firm